As filed with the Securities and Exchange Commission on or about April 27, 2021

Registration Statement File No. 333-49475

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 26

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 231

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Head of MMUS Law

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate date of proposed public offering:  Continuous

It is proposed that this filing will become effective (check appropriate box)

☐                          immediately upon filing pursuant to paragraph (b) of Rule 485.

☒                        on    May 1, 2021    pursuant to paragraph (b) of Rule 485.

☐                          60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐                          on                            pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐                          This post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Universal Life (VUL)
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Life Separate Account I
This prospectus describes an individual, flexible premium, adjustable, variable life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.
The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (GPA) and one or more variable investment divisions (Separate Account divisions) offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account division, in turn, invests in the funds listed on the following page.
You bear the investment risk of any premium allocated to these Separate Account divisions. The death benefit may vary and the net surrender value will vary, depending on the investment performance of the funds.
The prospectus and Statement of Additional Information (SAI) describe all material terms and features of the policy. Certain non-material provisions of your policy may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Please see your policy for specific variations since any such state variation will be included in your policy or in riders or endorsements attached to your policy.
The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this policy or financing the purchase of the policy through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the policy in conjunction with other life insurance you own.
The policy:
•
is not a bank or credit union deposit or obligation.

•
is not FDIC or NCUA insured.

•
is not insured by any federal government agency.

•
is not guaranteed by any bank or credit union.

•
may go down in value.

•
provides guarantees that are subject to our financial strength and claims-paying ability.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy. The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies.
To learn more about the policy, you can obtain a copy of the SAI. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office at the address and phone number below:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
(Fax) 1-866-329-4527
www.MassMutual.com
You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus carefully before investing. You should keep it for future reference.
Effective May 1, 2021

Massachusetts Mutual Variable Life Separate Account I
The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the GPA. You bear the entire investment risk for all account value you allocate to a Separate Account division.
We will deliver to you copies of the current fund prospectuses and/or summary prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.MassMutual.com) to access this prospectus, as well as the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies.
AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. International Growth Fund
   (Series I)
Invesco V.I. Capital Appreciation Fund (Series I)
Invesco V.I. Core Bond Fund (Series I)
Invesco V.I. Discovery Mid Cap Growth Fund
   (Series I)
Invesco V.I. Diversified Dividend Fund (Series I)
Invesco V.I. Global Fund (Series I)
Invesco V.I. Global Strategic Income Fund (Series I)
Invesco V.I. Health Care Fund (Series I)
Invesco V.I. Main Street Fund® (Series I)
Invesco V.I. Technology Fund (Series I)
American Century Variable Portfolios, Inc.
American Century VP Disciplined Core Value Fund (Class I)
American Century VP Value Fund (Class I)
American Funds Insurance Series®
American Funds Insurance Series® Asset Allocation Fund
   (Class 2)
American Funds Insurance Series® Growth-Income Fund
   (Class 2)
Deutsche DWS Investments VIT Funds
DWS Small Cap Index VIP (Class A)
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value VIP Fund (Class 2)
Templeton Foreign VIP Fund (Class 2)
Goldman Sachs Variable Insurance Trust
Goldman Sachs Strategic Growth Fund (Institutional)
Janus Aspen Series
Janus Henderson Balanced Portfolio (Service)
Janus Henderson Forty Portfolio (Institutional)
Janus Henderson Global Research Portfolio
   (Institutional)
MFS® Variable Insurance Trust
MFS® Investors Trust Series (Initial Class)
MFS® New Discovery Series (Initial Class)
MML Series Investment Fund
MML Blue Chip Growth Fund (Initial Class)
MML Equity Index Fund (Class II)
MML Managed Volatility Fund (Initial Class)
MML Small Cap Growth Equity Fund (Initial Class)
MML Series Investment Fund II
MML Blend Fund (Initial Class)
MML Equity Fund (Initial Class)
MML Inflation-Protected and Income Fund (Initial Class)
MML Managed Bond Fund (Initial Class)
MML Small Cap Equity Fund (Initial Class)
MML U.S. Government Money Market Fund
   (Initial Class)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio

Summary of Benefits and Risks
Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:
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you have a need for death benefit protection;

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you understand the risks and benefits of the policy;

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you can afford to pay the applicable policy charges to keep the policy in force;

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you understand how the policy charges impact your policy’s account value;

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you understand your account value will fluctuate when allocated to the Separate Account;

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you understand that the Company prohibits market timing and frequent transfers;

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you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;

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you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

◦
the limitations on account value access; and

◦
the impact of account value fluctuations on variable death benefit options.

The following is a summary of the principal benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in later sections of this prospectus.
Benefits of the Policy

Death Benefit. The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.

Choice of Death Benefit Options. The policy offers three death benefit options. Each is the greater of the minimum death benefit, or:
•
Level Option: The current face amount.

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Return of Account Value Option: The current face amount plus the account value of the policy.

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Return of Premium Option: The current face amount plus the total of the premiums that were paid, less any premiums refunded.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid premium needed to avoid policy termination.

Right to Return the Policy. You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (free look).

Variable Investment Choices. The policy offers a choice of over 30 Separate Account divisions within its Separate Account. Each Separate Account division invests in shares of a designated investment fund.

Guaranteed Principal Account (GPA). In addition to the above mentioned variable investment choices, you may also allocate net premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA.

Flexibility. The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:
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choose the timing, amount and frequency of premium payments;

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change the death benefit option;

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increase or decrease the policy’s face amount (higher face amount can result in higher charges);

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change the owner or beneficiary;

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change your investment selections.

Transfers. Generally, you may transfer funds among the Separate Account divisions and the GPA. Limitations on transfers are described in the “Risks of the Policy” table in the “Summary of Benefits and Risks” section and in the “Policy Transactions” section. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing.

Surrenders and Withdrawals. You may surrender your policy, and we will pay you its net surrender value (account value less any surrender charges and policy debt). You may also withdraw a part of the net surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, and may increase the risk that the policy will terminate. Surrenders and withdrawals may have adverse tax consequences.

Loans. You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate.

Safety Test. During defined periods of the policy, your policy will not terminate, regardless of its account value, as long as you have made the specified minimum premium payments. Even if the safety test is met, this policy is at risk of terminating if policy debt exceeds the account value less surrender charges.

Assignability. You may generally assign the policy as collateral for a loan or other obligation.

Tax Benefits. You are generally not taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.

Additional Benefits. There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.
Risks of the Policy

Investment Risks. The value of your policy will fluctuate with the performance of the Separate Account divisions you select. Your Separate Account divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the Separate Account divisions. It is possible you could lose your entire investment.

Suitability. Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.

Early Surrender. If you surrender your policy, you will be subject to surrender charges during the first 14 policy years and during the first 14 years after an increase in the policy’s face amount. Surrender charges are also known as “deferred sales loads.” The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.

Withdrawals. A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.

Policy Termination. Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges and the safety test is not met, or if total policy debt exceeds the account value less surrender charges. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.

Limitations on Access to Cash Value
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Withdrawals were not available during the first policy year.

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A withdrawal reduces the policy values and may reduce the face amount of the policy. A withdrawal may have adverse tax consequences.

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We may not allow a withdrawal if it would reduce the face amount to less than the policy’s minimum face amount.

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The minimum withdrawal is $100.

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The maximum withdrawal is 75% of the net surrender value.

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The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

Limitations on Transfers
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Transfers from the GPA are generally limited to one per policy year and may not exceed 25% of your account value in the GPA (less any policy debt).

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We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy, or we are required to reject or restrict by the applicable fund.

Impact of Loans. Taking a loan from your policy may increase the risk that your policy will terminate. If the policy debt limit is reached, the policy can still terminate even if the safety test is met. A loan will have a permanent effect on the policy’s net surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences. Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ are subject to a 10% penalty tax. Existing tax laws that benefit this policy may change at any time. Please see the “Federal Income Tax Considerations” section.

Additional Risks. The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.

Policy Charge Increase. We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy in force. We will notify the owner of any such changes through a prospectus supplement.

Fee Tables
The following tables describe the fees and expenses that you will pay during the time you own the policy and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section.
Transaction Fees
This table describes the fees and expenses that you will pay at the time you pay premium or take account value out of the policy.
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Premium Expense Charge(1)(2)	When you pay premium.	All Coverage Years 7.5% of each premium payment up to and including the expense premium, and 5% of any premium payment in excess of the expense premium.	All Coverage Years 5% of each premium payment up to and including the expense premium, and 3% of any premium payment in excess of the expense premium.
Surrender Charges(2)(3)(4)(5) Surrender charges generally apply for the first 14 years of a segment’s coverage.	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Range of Rates: $3.44 – $46.29 per $1,000 of Face Amount	First Coverage Year Range of Rates: $3.44 – $46.29 per $1,000 of Face Amount
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(2)(3)(4)(5)(6)	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year • $11.83 per $1,000 of Face Amount
Processing Fees	When Fee is Deducted	Maximum Amount Deducted	Current Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of $25 per withdrawal or 2% of the amount withdrawn	$0

(1)
The expense premium referenced in the table is used to determine premium expense charges. For the initial face amount, the expense premium is based on the issue age, gender, and risk classification of the insured. For each increase in the face amount, the expense premium is based on the age, gender, and risk classification of the insured on the effective date of the increase. The expense premium is shown in the policy; it will be quoted upon request before the policy is issued.

Examples of expense premiums are shown in the following table. An example of how the expense premium is used to determine your premium expense charge is located under “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.
Per $1,000 of Face Amount, Non-Tobacco Risk Classification
Age	Male	Female
25	5.73	5.05
35	8.45	7.38
55	21.19	17.41
85	98.28	83.99

(2)
Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for additional information.

(3)
For the initial face amount, the rates vary by the insured’s gender, issue age, risk classification, and year of coverage. For each increase in the face amount, the rates are based on the age, gender, risk classification of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

(4)
Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see “Surrender Charges” in the “Transaction Charges” sub-section of the “Charges and Deductions” section for more information.

(5)
Surrender charges generally apply for the first 14 years of a segment’s coverage. They decrease each year and, in any year, will equal the first year’s surrender charge multiplied by the applicable annual percentage listed in the following table.

Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%

(6)
The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses
This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.
Charge	When Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Insurance Charge(1)	Monthly, on the policy’s monthly charge date	Rate: • $83.33 per $1,000 of Insurance Risk	Range of Rates: • $0.03 – $25.01 per $1,000 of Insurance Risk
Insurance charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(1)(2)	Monthly, on the policy’s monthly charge date	• $0.14 per $1,000 of Insurance Risk	• $0.10 per $1,000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Note that the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date	Rate: • $83.33 per $1,000 of Insurance Risk • $83.33 per $1,000 of Face Amount (applies to flat extra charges)	Range of Rates: • $0.01 – $83.33 per $1,000 of Insurance Risk • $0.08 – $83.33 per $1,000 of Face Amount (applies to flat extra charges)
Administrative Charge(3)	Monthly, on the policy’s monthly charge date	All Policy Years $12 per policy	All Policy Years $6 per policy

Charge	When Charge is Deducted	Maximum Amount Deducted		Current Amount Deducted
Mortality & Expense Risk Charge	Daily	Annual Rate: • 0.90% of the policy’s average daily net assets in the Separate Account		Annual Rate: • 0.55% of the policy’s average daily net assets in the Separate Account
Face Amount Charge(3)(4)	Monthly, on the policy’s monthly charge date	Range of Rates per $1,000 of Face Amount		Range of Rates per $1,000 of Face Amount
		Coverage Year 1 – 5 6+	Rate $0.09 – $0.17 $0.00	Coverage Year 1 – 5 6+	Rate $0.09 – $0.17 $0.00
Face amount charge for a 35‑year‑old male, non‑tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(2)(3)(4)	Monthly, on the policy’s monthly charge date	• $0.13 per $1,000 of Face Amount
Loan Interest Rate Expense Charge(5)	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years 2.0% of loaned amount		Policy Year 1 – 15 16+	Rate 0.90% 0.50% of loaned amount
All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the GPA (unless the Directed Monthly Deduction Program is in effect). The mortality and expense risk charge is deducted from the assets of the Separate Account only.
(1)
The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

The insurance charge rates reflected in this table are for standard risks. The maximum insurance charge rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
(2)
The rates shown for the “representative insured” are first year rates only.

(3)
Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for more information.

(4)
The face amount charge is set at issue for the initial face amount and, for each increase, on the effective date of the increase. The rates will vary by the issue age of the insured for the initial face amount and, for increases, by the insured’s attained age on the effective date of the increase. Once set, however, the charge per $1,000 of face amount remains constant during each segment’s first five coverage years, and then, in coverage years six and beyond, it is zero. The range of face amount rates reflected for coverage years 1 – 5 simply accounts for the range of issue ages for all potential insureds.

(5)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Rider Charges
This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.
Rider Charge	When Rider Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Accelerated Death Benefit Rider(1)	When you elect an accelerated death benefit payment.	$250	$100 – $250
Disability Benefit Rider(2)(3) This rider is no longer issued.	Monthly, on the policy’s monthly charge date	Range of Rates: $0.01 – $0.26 per $1 of Monthly Deduction (4) Plus $0.00 – $0.09318 per $1,000 of Face Amount	Range of Rates: $0.01 – $0.26 per $1 of Monthly Deduction (4) Plus $0.00 – $0.09318 per $1,000 of Face Amount
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(2)(3)(5)	Monthly, on the policy’s monthly charge date	• $0.06 per $1 of Monthly Deduction(4) Plus • $0.01183 per $1,000 of Face Amount
Guaranteed Insurability Rider(2) This rider is no longer issued.	Monthly, on the policy’s monthly charge date	Range of Rates: $0.03 – $0.11 per $1,000 of Option Amount	Range of Rates: $0.03 – $0.11 per $1,000 of Option Amount
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a policy face amount of $500,000.(2)	Monthly, on the policy’s monthly charge date	• $0.11 per $1,000 of Option Amount
Other Insured Rider(6) This rider is no longer issued.	Monthly, on the policy’s monthly charge date	Rate: $83.33 per $1,000 of Rider Face Amount	Range of Rates: • When issued on the base insured: $0.03 – $22.51 per $1,000 of Rider Face Amount • When issued on another insured: $0.03 – $25.01 per $1,000 of Rider Face Amount
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a rider face amount of $500,000.(5)(6)	Monthly, on the policy’s monthly charge date	$0.14 per $1,000 of Rider Face Amount	• When issued on the base insured: $0.09 per $1,000 of Rider Face Amount • When issued on another insured: $0.10 of Rider Face Amount

Rider Charge	When Rider Charge is Deducted	Maximum Amount Deducted	Current Amount Deducted
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Note that the combination of rider charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of rider face amount.	Monthly, on the policy’s monthly charge date	Rate: $83.33 per $1,000 of Rider Face Amount	Range of Rates: $0.01 – $83.33 per $1,000 of Rider Face Amount
Waiver of Monthly Charges Rider(2)(3) This rider is no longer issued.	Monthly, on the policy’s monthly charge date	Range of Rates: $0.01 – $0.26 per $1 of Monthly Deduction (4)	Range of Rates: $0.01 – $0.26 per $1 of Monthly Deduction (4)
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk classification, with death benefit option 1, and a rider face amount of $500,000.(2)(3)(5)	Monthly, on the policy’s monthly charge date	• $0.06 per $1 of Monthly Deduction(4)

(1)
The fee we deduct may vary by state, but will not exceed $250.

(2)
The rates shown are for standard risks and vary by the insured’s gender and attained age. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.

(3)
For substandard risks, the rates may be increased by a multiple of 1 or 2 times the standard rates shown.

(4)
The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) face amount charge, (c) insurance charge, and (d) any applicable rider charges.

(5)
The rates shown for the “representative insured” are first year rates only.

(6)
The rates vary by a number of factors including, but not limited to, the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-272-2216.
The insurance charge rates reflected in this table are for standard risks. The maximum insurance charge rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.

Annual Fund Operating Expenses
While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that Separate Account division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2020 (before any waivers or reimbursements). Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy is contained in each fund prospectus.
Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.(1)	0.28%	1.15%

(1)
The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, please see "Compensation We Receive from Funds, Advisers and Sub-Advisers" in the "Investment Choices" section. For information on compensation we pay to broker-dealers selling the policy, please see "Distribution" in the "Other Information" section.

Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.
Page
account value	26
accumulation units	26
Administrative Office	1
attained age	14
expense premium	7, 43
face amount	16
free look	4, 16
general investment account	26, 58
good order	14
grace period	28
guarantee period	28
guarantee premium	28
in force	4, 14
initial face amount	16
insurance risk	9, 11, 46
issue date	20
modified endowment contract (MEC)	6, 50
monthly charge date	45
net investment experience	27
net premium	19
net surrender value	5, 34
planned premium	17
policy date	20
policy debt	28, 34
policy debt limit	36
policy termination	5, 27
register date	20
safety test	5, 28
Separate Account division	1, 22
valuation date	15
Written Request	14
7-pay test	51

The Company
In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
General Overview
The policy is a life insurance contract between you (the owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force. “In force” means that the policy has not terminated. Unless required by state law, this policy does not “mature” or provide an endowment in a specific policy year. Policies issued in New York will mature at attained age 100. Any net surrender value the policy has on the maturity date will be paid to the owner.
The policy provides premium payment and death benefit flexibility, permits you to vary the frequency and amount of premium payments, and allows you to increase or decrease the policy’s face amount. The policy also offers you a choice of three death benefit options, and, subject to certain limitations, you can change your selection while the insured is living. This flexibility allows you to meet changing insurance needs under a single life insurance policy. You cannot, however, change the death benefit option after the insured reaches attained age 85. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.
Generally, you are not taxed on policy earnings until you take money out of the policy. This is known as tax deferral.
The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices.Your choices include the funds listed in this prospectus and the GPA.Your policy value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.
This policy is “participating,” which means it may or may not share in any dividends we pay. Each year we determine how much money can be paid as dividends. This is called divisible surplus.We then determine how much of this divisible surplus is to be allocated to this policy. This determination is based on the policy’s contribution to divisible surplus. Since we do not expect this policy to contribute to divisible surplus, we do not expect that any dividends will be payable on this policy.
From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in good order sent by the owner to, and received by MassMutual at our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.
Good Order
Good order means the actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone or website), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account divisions affected by the request or transaction; the signatures of all owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in good order, and we reserve the right to change or waive any good order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
Valuation Date
All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in good order will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. A valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the NYSE closes is processed as of the next valuation date. Under certain circumstances we may defer payment of certain financial transactions. Please see “When We Pay Death Benefit Proceeds” in the “Death Benefit” section and “Other Policy Rights and Limitations” in the “Other Information” section. Valuation dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.
Owner, Insured, Beneficiary
Owner
The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the owner designation form is signed. Each change will be subject to any payment we made or other action we took before receiving the owner designation form in good order. When we use the terms “you” or “your,” in this prospectus, we are referring to the owner.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.
Insured
The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.
You named the insured in the application for the policy. We did not issue a policy for an insured who was age 86 or older. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.
Beneficiary
The beneficiary is the person you named in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a beneficiary designation form in good order to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the beneficiary designation form in good order.

If no beneficiary is living or in existence when the insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.
Purchasing a Policy
Purchasing a Policy
The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy, you had to send us a completed application. The minimum initial face amount of a policy was $50,000. The owner selected, within our limits, the policy’s face amount. The face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial face amount is the face amount that was in effect on the policy date. It is listed on the first page of your policy.
We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, then coverage began on the date those items were received in good order at our Administrative Office.
Policies generally were issued with rates that vary based on a number of factors including, but not limited to, the gender of the insured. In some situations, however, we may have issued unisex policies (policies whose rates do not vary by the gender of the insured). Policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.
Your Right to Return the Policy
You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (free look) within ten calendar days after you received it. If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. Please see your policy for the refund that applies in your state of issue; however, the following information will give you a general understanding of our refund procedures if you cancel your policy.
In most states we refunded the policy’s account value less any withdrawals and any policy debt. In these states, if your premium was received in good order, it was allocated to your investment choices on the day after the policy’s issue date.
In certain other states we refunded the premium paid less withdrawals and policy debt. In those states your premium payment was held in the money market division of the Separate Account during the free look period.
To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.
Premiums
The planned premium amount you pay is based on a number of factors including, but not limited to:
•
the face amount;

•
the insured’s gender;

•
the insured’s issue age;

•
the insured’s risk classification;

•
policy charges;

•
premium frequency;

•
the death benefit option; and

•
whether or not any riders apply to the policy.

First Premium
Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:
•
your chosen premium frequency;

•
the policy’s initial face amount and death benefit option;

•
the issue age, gender, and risk classification of the insured; and

•
any riders on the policy.

Planned Premiums
When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly).
We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. To keep the policy in force, it must have sufficient account value or satisfy the safety test. Please see “Policy Termination and Reinstatement” in the “Policy Value” section. We will send a notice of any premium needed to prevent termination of this policy.
Before making any changes to the timing or frequency of premium payments, you should speak to your registered representative to determine the impact on your policy.
To change the amount and frequency of planned premiums, you may contact our Administrative Office.
If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.
Example:
Your policy anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the planned premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill on the following policy anniversary date (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” sub-section in the “Policy Value” section.
Subsequent Premium Payments
We will apply your subsequent premium payment on the valuation date that it is received in good order. If we receive your payment in good order on a non-valuation date or after the end of a valuation date, we will apply your payment on the next valuation date. If a payment is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.
If mailing a subsequent premium payment, it must be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. Please see below for lockbox address details.
If you or the premium payer receives a single bill for multiple insurance policies, subsequent premium payments must be sent to:
Regular Mail:	Overnight Mail:
MassMutual APM Payment Processing Center PO Box 92485 Chicago, IL 60675‑2485	MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Suite 2485 Chicago, IL 60654‑2485

For all other policies, subsequent premium payments must be sent to the appropriate address:
Regular Mail:	Overnight Mail:
MassMutual PO Box 92483 Chicago, IL 60675‑2483	MassMutual 350 North Orleans Street Receipt & Dispatch 8th Floor Lockbox 92483 Chicago, IL 60654
Electronic Premium Payments
You may also initiate single or recurring premium payments for your in force policy through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account.
Requests to initiate electronic payments are effective on the valuation date that you submit the request in good order. If you wish to cancel an electronic payment, you must call our Administrative Office at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. Eastern Time).
If a bank draft is dishonored by your bank after we have applied the payment to your policy, the transaction will be deemed void and your payment will be reversed. In addition, if you have established recurring electronic payments and we are unable to obtain payment from your bank account, we will discontinue the recurring payments. You may re-establish recurring electronic payments through our website.
Premium payments may also be made by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.
Premium Payment Plan
For recurring withdrawals from a bank account, you may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a designated bank account. We will not send a bill for these automatic payments. The pre-authorized check service may commence at any time, unless your policy has entered its grace period. This service can be discontinued by contacting our Administrative Office.
This pre-authorized check (PAC) service may be initiated or updated by visiting www.MassMutual.com or by submitting a completed PAC form.
We must receive notification of account changes at our Administrative Office at least seven business days before the next draft. Withdrawals from the designated bank account may be selected for any date between the 1st and the 28th of the month. If a date is not specified, we will select a date and send notice in advance of the first draft. We may discontinue the pre-authorized check service for your policy and automatically switch to quarterly billing if:
•
your policy has insufficient value to cover the monthly charges due and the elected premium is below the current monthly deductions; or

•
we are unable to obtain the premium payment from the bank account; or

•
your policy has exceeded a MEC or premium limitation and we are unable to apply your payment.

Premium Flexibility
After the first premium has been paid, within limits, any amount of premium may be paid at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments.
We reserve the right to return any premium payment under $20.
In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a MEC. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, please see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:
•
If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of the payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer except under the circumstances described below. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

•
If the policy anniversary is within 14 calendar days of the date the premium is received, and applying the entire payment on the policy anniversary will not cause the policy to become a MEC, we will hold the payment without interest until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

•
We will notify the policy owner of any premium that is held or refunded in order to prevent the policy from becoming a MEC. You may also contact us to provide different instructions regarding how to apply your premium payment.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For additional information, please see “Modified Endowment Contracts” in the “Federal Income Tax Considerations” section.
Premium Limitations
The Internal Revenue Code of 1986, as amended (IRC), has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets their guidelines:
•
the Cash Value Accumulation Test; and

•
the Guideline Premium Test.

If you chose the Cash Value Accumulation Test, the maximum premium you can pay each policy year is the greatest of:
•
an amount equal to $100 plus double the annual expense premium for the policy;

•
the amount of premium paid in the preceding policy year; or

•
the highest premium payment amount that would not increase the insurance risk.

If you chose the Guideline Premium Test, the maximum premium for each policy year is the lesser of:
•
the maximum premium for the Cash Value Accumulation Test; or

•
the Guideline Premium Test amount stated in the policy.

We may refund any amount of premium payment that exceeds the limit under the test you have chosen for your policy. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.
For additional information on these tests, please see the “Minimum Death Benefit” sub-section of the “Death Benefit” section.
Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each.
How and When Your Premium is Allocated
Net Premium
Net premium is a premium payment received in good order minus the premium expense charge. Please see “Premium Expense Charge” in the “Transaction Charges” sub-section of the “Charges and Deductions” section.
Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.
The net premium is allocated among the Separate Account divisions and the GPA according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation
When applying for the policy, you indicated how you wanted net premiums allocated among the Separate Account divisions and the GPA. Net premium allocations must be whole-number percentages that add up to 100%.
You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone or fax transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
When accompanied by a premium payment, a request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, the change will become effective on the next valuation date.
When Net Premium is Allocated
The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.
The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect. If you paid a premium with your application and requested a policy date earlier than the date we received your payment, interest did not accrue on your policy prior to the policy’s issue date.
The “register date” is the first date premiums were allocated. We set the register date depending on the type of refund offered under your policy’s right to return provision. The register date must also have been a valuation date.
Allocation of Initial and Subsequent Net Premiums
We allocated any net premiums received on or before the issue date of the policy to our general investment account. We did not pay you interest on these amounts or credit any interest to your policy.
These amounts were allocated among the Separate Account divisions and the GPA according to your net premium allocation instructions on the register date.
If your state of issue requires us, upon free look, to refund the policy’s account value, less any withdrawals and any policy debt, the register date is the valuation date that was on, or next followed, the later of:
•
the day after the issue date of the policy, or

•
the day we received the first premium payment in good order.

If your state of issue requires us, upon free look, to refund either your full premium, or the premium you paid less withdrawals and less policy debt:
•
The register date is the valuation date that was on, or next followed, the later of:

◦
the day after the end of the right to return period; or

◦
the day we received the first premium in good order.

•
We allocated existing values, held as of the policy’s issue date, to the money market division on the first valuation date after the issue date (The existing values at that time would have been any money taken with the application for the policy less any applicable charges); and

•
We allocated any net premiums received after the issue date, but before the register date, to the money market division.

We will apply your subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order. Subsequent premium payments will be applied in accordance with your premium allocation instructions.

Cash Flow Diagram
The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Please see the “Charges and Deductions” section for more information.
(1)
We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices
The Separate Account
The part of your premium that you invest in your policy’s Separate Account divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account.” The Company owns the assets in the Separate Account.
We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VUL policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VUL policies.
We have established a segment within the Separate Account to receive and invest premium payments for the VUL policies. Currently, the VUL segment is divided into over 30 Separate Account divisions, subject to state availability. Each Separate Account division purchases shares in a corresponding fund. The underlying funds are listed in the next section.
Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VUL policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.
Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.
Underlying Funds
We do not recommend or endorse any particular fund and we do not provide investment advice. You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectus. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses and/or summary prospectuses. You may also visit our website (www.MassMutual.com) to access this prospectus, the current fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.
Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML U.S. Government Money Market Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	Invesco V.I. Core Bond Fund (Series I)*	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Global Strategic Income Fund (Series I)*	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Balanced
	American Funds Insurance Series®Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
	Janus Henderson Balanced Portfolio (Service)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Value
	American Century VP Disciplined Core Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	American Century VP Value Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC
	T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Large Cap Blend
	American Funds Insurance Series® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A
Fidelity®VIP Contrafund®Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Adviser: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Main Street Fund® (Series I)*	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Blend (continued)
	MFS®Investors Trust Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Equity Index Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
Large Cap Growth
	Goldman Sachs Strategic Growth Fund (Institutional)	Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A
	Invesco V.I. Capital Appreciation Fund (Series I)*	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Janus Henderson Forty Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
Small/Mid Cap Value
	Franklin Small Cap Value VIP Fund (Class 2)	Adviser: Franklin Mutual Advisors, LLC Sub-Adviser: N/A
Small/Mid Cap Blend
	DWS Small Cap Index VIP (Class A)	Adviser: DWS Investment Management Americas, Inc. Sub-Adviser: Northern Trust Investments, Inc.
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.
Small/Mid Cap Growth
	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)*	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MFS®New Discovery Series (Initial Class)	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Invesco Oppenheimer V.I. International Growth Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Global Fund (Series I)*	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Janus Henderson Global Research Portfolio (Institutional)	Adviser: Janus Capital Management LLC Sub-Adviser: N/A
	Templeton Foreign VIP Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A
Specialty
	Invesco V.I. Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A

Fund Type	Investment Funds in Which the Separate Account Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Specialty (continued)
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC

*
Individual Fund Footnote(s):

Invesco V.I. Core Bond Fund formerly known as Invesco Oppenheimer V.I. Total Return Bond Fund.
Invesco V.I. Global Strategic Income Fund formerly known as Invesco Oppenheimer V.I. Global Strategic Income Fund.
Invesco V.I. Main Street Fund® formerly known as Invesco Oppenheimer V.I. Main Street Fund®.
Invesco V.I. Capital Appreciation Fund formerly known as Invesco Oppenheimer V.I. Capital Appreciation Fund.
Invesco V.I. Discovery Mid Cap Growth Fund formerly known as Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.
Invesco V.I. Global Fund formerly known as Invesco Oppenheimer V.I. Global Fund.
(1)
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Separate Account division that invests in this fund could be negative.

Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each fund will always be available for investment through the policy. We have the right to change the funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain policy owners. Examples of possible changes include: adding new funds or fund classes, removing existing funds or fund classes, closing existing funds or fund classes, or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest
The funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our affiliates receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy. In some cases, the compensation we receive may be offset by payments we make to fund company advisors or their affiliates for marketing support. Currently, we have one such agreement.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the funds in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.
For a list of the funds whose advisers currently pay such compensation, visit
https://www.MassMutual.com/legal/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.
Compensation and Fund Selection
When selecting the funds that will be available with MassMutual’s variable contracts, we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the policy at least in part because they are managed by an affiliate.
The Guaranteed Principal Account
Net premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its general investment account.
The general investment account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general investment account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the general investment account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general investment account, please see the “Our Ability to Make Payments Under the Policy” section.
You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.
For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:
•
3%; or

•
the policy loan rate less the maximum loan interest rate expense charge.

Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its “account value.” The account value has two components:
•
the variable account value; and

•
the fixed account value.

We will calculate your account value on each valuation date.
Variable Account Value
Transactions in your Separate Account divisions are all reflected through the purchase and sale of “accumulation units.” An accumulation unit is a unit of measure that we use to determine the value in each Separate Account division. For instance, before we invest your net premium payment in a Separate Account division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the Separate Account divisions. It reflects:
•
net premiums allocated to the Separate Account; plus

•
transfers to the Separate Account from the GPA; less

•
transfers and withdrawals from the Separate Account; less

•
surrender charges deducted from the Separate Account due to any decreases in the face amount; less

•
fees and charges deducted from the Separate Account; adjusted by

•
the net investment experience of the Separate Account.

Net Investment Experience
The net investment experience of the variable account value is reflected in the value of the accumulation units.
Every valuation date we determine the value of an accumulation unit for each of the Separate Account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.
The value of an accumulation unit may go up or down from valuation date to valuation date.
When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a Separate Account division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.
We calculate the value of an accumulation unit for each Separate Account division at the end of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.
Fixed Account Value
The fixed account value is the accumulation of:
(1)
net premiums allocated to the GPA; plus

(2)
amounts transferred into the GPA; less

(3)
amounts transferred or withdrawn from the GPA; less

(4)
fees and charges deducted from the GPA; plus

(5)
interest credited to the GPA.

Interest on the Fixed Account Value
The fixed account value earns interest at an effective annual rate, credited daily.
For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:
•
the annual credited loan interest rate minus the current loan interest rate expense charge; or

•
3%, if greater.

On each policy anniversary, the interest earned on any outstanding loan is applied to the Separate Account divisions and the GPA according to your current premium allocation instructions.
For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:
(1)
the current interest rate we declare; or

(2)
the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.
Policy Termination and Reinstatement
This policy offers a no-lapse safety test that is explained later in this section. Other than meeting the requirements of the safety test, there is no guarantee that the policy will remain in force as a result of making planned premium payments (for example, if the investment experience of the underlying funds has been unfavorable, your net surrender value may decrease even if you make periodic premium payments). Conversely, the policy will not necessarily terminate if you do not make planned premium payments since the policy may have enough account value to cover the monthly deductions. If the policy does terminate, you may be permitted to reinstate it.
Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, please see the “Federal Income Tax Considerations” section.
Policy Termination
If there is no policy debt, the policy may terminate without value if:
•
its account value on a monthly charge date cannot cover the charges due; and

•
the safety test is not met on that date.

If there is policy debt, the policy will terminate without value if:
•
the policy debt (which includes accrued interest) exceeds the account value, less surrender charges and less any monthly charges due.

We refer to all outstanding loans plus accrued interest as “policy debt.”
Safety Test (Not available in New York)
The safety test allows you to keep the policy in force, regardless of the value of the policy, by meeting monthly guarantee premium payment requirements. Even if the safety test is met, this policy is at risk of terminating if policy debt exceeds the account value less any surrender charges.
The safety test can be met only during the guarantee period stated in the policy. Each guarantee period has an associated monthly guarantee premium. The amount of the “guarantee premium” depends on:
•
the insured’s issue age;

•
the insured’s gender;

•
the insured’s risk classification;

•
the current face amount; and

•
the death benefit option in effect at the time.

A face amount increase or the addition of any riders may increase the amount of guarantee premium. Likewise, a face amount decrease or the removal of any riders may decrease the amount of guarantee premium.
During the guarantee period, the safety test is met if:
(1)
premiums paid less any amounts refunded or withdrawn, accumulated at an effective annual interest rate of 3%,

equal or exceed,
(2)
the total of all monthly guarantee premiums since the policy date, accumulated at an effective annual interest rate of 3%.

Generally, the “guarantee period” is the first five policy years. Guarantee periods may vary by state.
Example:
Assume your policy is in the guarantee period and the monthly guarantee premium for that period is $25. Also assume that you have no policy debt and, beginning on the policy date, you have made premium payments of $35 on each monthly charge date. In this case, if the account value cannot cover the monthly charges, the policy will stay in force because the safety test has been met.
Grace Period
Before your policy terminates, we allow a grace period during which you can pay the amount of premium needed to avoid termination. We will mail you a notice stating this amount.

If there is no policy debt, the amount of premium needed to avoid policy termination will be the lesser of:
•
the amount needed to satisfy the safety test, or

•
the amount needed to cover the monthly charges due.

If there is policy debt, the amount of premium needed to avoid policy termination will be the amount needed to increase the net surrender value to an amount sufficient to cover the monthly charges.
The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.
During the grace period, the policy will stay in force. If the insured dies during this period and the amount of premium needed to avoid policy termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid policy termination and any policy debt.
If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.
During the grace period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.
The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.
Reinstating Your Policy
If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:
•
you surrendered it (unless required by law); or

•
five years have passed since it terminated.

To reinstate your policy, we will need:
•
a written application to reinstate;

•
evidence, satisfactory to us, that the insured is still insurable;

•
a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and

•
a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to any investment option until we have approved your reinstatement application.
The policy will be reinstated on the monthly charge date that is on, or precedes, the date we approve your application (“reinstatement date”). We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.
Policy After You Reinstate
If you reinstate your policy, the face amount will be the same as it was when the policy terminated. Your account value will be:
(1)
the premium paid to reinstate your policy, minus

(2)
the premium expense charge, minus

(3)
applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied and the surrender charge was taken at that time, then the applicable surrender charge will not be reinstated.
We do not reinstate policy debt.
Upon reinstatement, the safety test will apply.

If you reinstate your policy, it may become a MEC under current federal tax law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.
Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.
Policy Transactions
While your policy is in force, you may generally transfer funds among the Separate Account divisions and to or from the GPA. You may also borrow against, make withdrawals from, or surrender the policy. However, these transactions, which are discussed more fully below, cannot be processed during a grace period. You must pay any premium due before subsequent financial transaction requests can be processed.
All transaction requests must be submitted in good order to our Administrative Office. In addition to Written Requests, we may allow requests by telephone, fax, or website. Telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, fax, or website.
Transfers
You may generally transfer all or part of a Separate Account division’s account value to any other Separate Account division or the GPA by indicating the dollar amount or the percentage (in whole numbers) you wish to transfer. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your transfer request will be effective as of the next valuation date.
We do not charge for transfers.
You can submit transfer requests by sending us a Written Request on our transfer request form. You may also submit transfer requests by telephone, or by other means we authorize, subject to certain restrictions. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
Generally, there is no limit on the number of transfers you may make among the Separate Account divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity.
We limit transfers from the GPA to the Separate Account divisions to one each policy year. You may not transfer more than 25% of the GPA value (less any policy debt) at the time of transfer. There is one exception to this rule. If:
•
you have transferred 25% of the GPA value (less any policy debt) each year for three consecutive policy years; and

•
you have not added any net premiums or transferred amounts to the GPA during these three years, then you may transfer the remainder of the GPA value (less any policy debt) out of the GPA in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:
•
by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this policy, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the owner to submit transfer requests by regular mail only. We will not accept the owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.
Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•
not accept transfer instructions from an owner or other person authorized to conduct a transfer;

•
limit the number of transfer requests that can be made during a policy year; and

•
require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.
Dollar Cost Averaging Program
The Dollar Cost Averaging (DCA) Program is an automated transfer program that provides scheduled transfers of a set amount from a selected Separate Account division to any other Separate Account division(s) or the GPA.

DCA will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA Program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.
Initially, a minimum of $1,000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that Separate Account division and allocated to other Separate Account divisions or to the GPA. The minimum transfer amount for the DCA Program is $100. Account value held in the GPA cannot be transferred out of the GPA through the DCA Program.
Since the same, specified dollar amount is transferred to each Separate Account division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.
If on a specified DCA transfer date, however, the Separate Account division from which amounts are being transferred does not have enough value to make the transfers you elected, DCA will not occur. DCA will occur on the next designated DCA transfer date as long as the amount you designated to be transferred is available.
To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You may not elect DCA for the policy while Portfolio Rebalancing is in effect. In addition, the DCA transfer date can not occur within 66 days of the policy’s issue date. We do not charge you to participate in the DCA Program.
We may at any time modify, suspend, or terminate the DCA Program without prior notification.
Portfolio Rebalancing Program
The Portfolio Rebalancing Program is an automated transfer program that allows you to rebalance your portfolio on a predetermined schedule that you set. The GPA is not included in the Portfolio Rebalancing Program.
Over time, varying investment performance among the Separate Account divisions may cause the ratios of your account value in those selected Separate Account divisions to change. The Portfolio Rebalancing Program allows you to choose among Separate Account divisions in which you wish to maintain certain relative proportions of account value. At a pre-determined frequency, we will make transfers among all the Separate Account divisions you select so that the account values in the selected Separate Account divisions match the ratios you set.
In order for portfolio rebalancing to occur, the account value in at least one of the selected funds must vary from your chosen ratio by at least $25.00. In addition, the first rebalancing will not occur within 66 days of the policy’s issue date.
To elect the Portfolio Rebalancing Program, complete our Portfolio Rebalancing request form and send it to us for processing. You can also elect the Portfolio Rebalancing Program by telephone, subject to certain restrictions.
You may not elect the automated Portfolio Rebalancing Program while Dollar Cost Averaging is in effect for the policy. We do not charge you to participate in the Portfolio Rebalancing Program. We may at any time modify, suspend, or terminate the Portfolio Rebalancing Program without prior notification. Portfolio rebalancing will not assure you of a profit and will not protect you against loss in declining markets.
If you prefer a one-time portfolio rebalance instead of the automated Portfolio Rebalancing Program, you may complete our administrative form and send it to us for processing. You can also elect Unscheduled Portfolio Rebalancing by telephone, subject to certain restrictions. Unscheduled Portfolio Rebalancing transactions are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your Unscheduled Portfolio Rebalancing request will be effective as of the next valuation date.

Example:
Assume that your initial net premium payment is split among four Separate Account divisions: MML Managed Bond, MML Blend, MML Equity and Fidelity® VIP Contrafund® Portfolio.
Further assume that you have also completed a Portfolio Rebalancing request form indicating that you want the values in the Separate Account divisions rebalanced quarterly as follows:
•
60% in MML Managed Bond and

•
40% in Fidelity® VIP Contrafund® Portfolio.
Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond division represents 80% of the value of the two selected Separate Account divisions in your Portfolio Rebalancing Program.
On the first day of the next quarter, we will sell all units in the MML Blend and MML Equity divisions using the proceeds to purchase units in the MML Managed Bond (60%) and Fidelity® VIP Contrafund® Portfolio (40%) divisions. In addition, some of your units in the MML Managed Bond division will be sold and the proceeds will be used to purchase additional units in the Fidelity® VIP Contrafund® Portfolio division to bring the ratio of the two investment choices to 60/40 respectively.

Withdrawals
After the first policy year, you may withdraw up to 75% of the current net surrender value. The minimum amount you can withdraw is $100. We do not charge a withdrawal fee or a surrender charge for a withdrawal.
You can make a withdrawal by sending us a Written Request in good order on our partial withdrawal request form.
You must state in your request form the dollar amount and corresponding Separate Account division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the GPA, it may not exceed the non-loaned account value in the GPA. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available Separate Account divisions and the non-loaned account value in the GPA.
A withdrawal will reduce your policy’s account value by the amount withdrawn. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount, may have adverse tax consequences and the premium limitations will change. For more information on tax implications, please see the “Federal Income Tax Considerations” section and for more information on premium limitations, please see the “Premium Limitations” section.

Example:
Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $600,000 and an account value of $120,000. If you make a withdrawal of $30,000, the account value will be reduced to $90,000 and the face amount will be reduced to $570,000. The withdrawal payment will be $30,000.

If your policy’s face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal.
There is one exception:
If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum death benefit, either the face amount reduction will be limited or we will not reduce the face amount.
We will not reduce the face amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the face amount reduction will be based on a formula.
The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the death benefit option. The formula reduces the face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum death benefit, death benefit, and death benefit option are explained in the “Death Benefit” section.)
We will not allow a withdrawal if it would result in a reduction of the face amount to less than the minimum face amount.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the Written Request in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the end of a valuation date, will be effective as of the next valuation date.
If a withdrawal would cause the policy to become a MEC, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, please see the “Federal Income Tax Considerations” section.
We will pay any withdrawal amounts within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please see to “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
Surrenders
You may surrender your policy to us at any time while the policy is in force. We will pay you its net surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.
The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your surrender request will be effective as of the next valuation date.
We will pay any surrender amounts within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please see to “Other Policy Rights and Limitations” in the “Other Information” section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.
Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.
It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
For more information, please contact your registered representative or call our Administrative Office.
Net Surrender Value
The net surrender value of the policy is equal to:
•
the account value; less

•
any surrender charges that apply; and less

•
any policy debt.

Loans
You may take a loan from the policy once the account value exceeds the total of any surrender charges. We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt.” You may repay all or part of your policy debt but you are not required to do so.

We currently allow loans in all policy years, however, we reserved the right to prohibit loans in the first policy year. The maximum loan amount allowed at any time is calculated as follows:
•
90% of:

(a)
the policy’s current account value, minus

(b)
any current applicable surrender charge,

•
less any existing policy debt.

Taking a loan from your policy has several risks:
•
it may increase the risk that your policy will terminate;

•
it will have a permanent effect on your policy’s net surrender value;

•
it may increase the amount of premium needed to keep the policy in force;

•
it will reduce the death benefit proceeds; and

•
it has potential adverse tax consequences.

The risks that can result from taking a policy loan may be reduced if you repay policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.
Requesting a Loan
You may take a loan by completing a loan request form and sending it to our Administrative Office, or by other means we authorize, subject to certain restrictions. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the Written Request is received in good order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed. Please see “Loan Interest Charged” section below for additional information.
Payment of Proceeds
Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the end of a valuation date, your loan request will be effective as of the next valuation date.
On the effective date of the loan, we deduct proportionate amounts from the Separate Account divisions and/or the GPA (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the GPA. We will pay any loan amounts within seven calendar days of the loan effective date, unless we are required to suspend or postpone loan amounts. Please see “Other Policy Rights and Limitations” section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loan section of the GPA. This amount earns interest at a rate equal to the greater of:
•
3%; or

•
the policy loan rate less the current loan interest rate expense charge.

On each policy anniversary, the interest rate earned on any outstanding loan is applied to the Separate Account divisions according to the values in them at that time. If you have no value in the Separate Account at that time, then the interest earned on any outstanding loan remains in the GPA.
Loan Interest Charged
At the time you applied for the policy, you selected either a fixed loan interest rate of 5% or an adjustable loan rate.
Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:
•
the published monthly average for the calendar month ending two months before the policy year begins; or

•
4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.
Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Therefore, loan interest will accrue even if the loan check is not cashed. Loan interest is due on each policy anniversary. If you do not pay it when it is due, the interest is deducted proportionately from the divisions of the Separate Account and the GPA according to the then current value in those Separate Account divisions and the GPA and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to “Policy Termination” in the “Policy Termination and Reinstatement” section.
Effect of a Loan on the Values of the Policy
A policy loan negatively affects policy values because we reduce the death benefit and net surrender value by the amount of the policy debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s net surrender value because, as long as a loan is outstanding, a portion of the account value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your net surrender value will be. In addition, if you do not repay a loan, your outstanding policy debt will reduce the death benefit and net surrender value that might otherwise be payable.
Whenever you reach your “policy debt limit”, your policy is at risk of terminating, even if the safety test is met. Your policy debt limit is reached when total policy debt exceeds the account value less surrender charges. If this happens, we will notify you in writing. “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section explains more completely what will happen if your policy is at risk of terminating. Please note that policy termination with an outstanding loan also can result in adverse tax consequences. Please see “Federal Income Tax Considerations” section for additional information.
As you repay a loan, the amount in the non-loaned section of the GPA will increase because we allocate loan repayments first to the GPA until you have repaid all loan amounts originally deducted from that account. Additionally, your ability to transfer funds out of the GPA following a loan repayment will be limited due to certain transfer restrictions. Please see “Transfers” in the “Policy Transactions” section for additional information.
Repayment of Loans
All or part of your policy debt may be repaid at any time while the insured is living and while the policy is in force. We will increase the death benefit and net surrender value under the policy by the amount of the repayment.
A loan repayment must be identified as such or we will consider it a premium payment. We will apply the loan repayment on the valuation date it is received in good order. If we receive the loan repayment in good order on a non-valuation date or after the end of a valuation date, the loan repayment is effective as of the next valuation date. If a loan repayment is dishonored by your bank after we have applied the loan repayment to your policy, the transaction will be deemed void and your loan repayment will be reversed.
You may initiate single or recurring loan repayments through our secure website (www.MassMutual.com) or by calling our Administrative Office and authorizing an electronic draft from your bank account. Please see “Electronic Premium Payments” in the “Premiums” section for additional information. In addition, loan repayments may be sent to MassMutual, PO Box 92483, Chicago, IL 60675-2483.
Any loan repayment made within 30 days prior to the policy anniversary date will be used to first pay policy loan interest due. For any other loan repayment, we will first transfer values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA until all loan amounts originally deducted from that account have been repaid. We will allocate any additional loan repayments by transferring values equal to the repayment amount from the loaned portion of the GPA to the non-loaned portion of the GPA and/or the applicable Separate Account divisions, based on your premium allocation instructions in effect at that time. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of the premium expense charge. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
We will deduct any outstanding policy debt from:
•
the proceeds payable on the death of the insured;

•
the proceeds payable when you surrender the policy; or

•
the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.
Death Benefit
If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid premium needed to avoid policy termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.
The minimum death benefit for your policy is based on your policy’s account value as described below.
While the policy is in force, you may make changes to the death benefit option and face amount. You must pay any premium due before such transaction requests can be processed.
Minimum Death Benefit
In order to qualify as life insurance under IRC Section 7702, the policy must have a minimum death benefit that is determined by one of two compliance tests. You chose the test when you applied for the policy. You cannot change your choice of test after the policy is issued. Please see “Appendix A” for examples of the minimum face amount and how changes in account value may affect the death benefit of a policy.
Cash Value Accumulation Test
Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor for the insured’s attained age on that date. The death benefit factor depends on the insured’s:
•
gender;

•
attained age; and

•
risk classification.

Guideline Premium Test
Under this test, the minimum death benefit on any date is equal to the account value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the attained age of the insured.
The death benefit factors for the Cash Value Accumulation Test and the Guideline Premium Test are shown in the policy.
Your choice of the Guideline Premium Test or the Cash Value Accumulation Test depended on how you intended to pay premiums. In general, if you intended to pay premiums only in the early policy years, the Cash Value Accumulation Test might have been appropriate. If you intended to pay level premiums over a long period of years, the Guideline Premium Test might have been more appropriate. You should have reviewed policy illustrations of both approaches with your registered representative to determine how the policy would work under each test, and which was best for you.

Death Benefit Options
When you applied for the policy, you chose one of three death benefit options. These are:
•
Option 1 – The benefit amount is the greater of:

◦
the face amount on the date of death; or

◦
the minimum death benefit on the date of death.

•
Option 2 – The benefit amount is the greater of:

◦
the face amount plus the account value on the date of death; or

◦
the minimum death benefit on the date of death.

•
Option 3 – The benefit amount is the greater of:

◦
the face amount plus the premiums paid (less any premiums refunded) to the date of death; or

◦
the minimum death benefit on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum death benefit. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the Separate Account divisions in which you have allocated premium or transferred funds. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero, which will reduce the overall value of the death benefit. The “Policy Value” section provides more detailed information on how your policy’s account value is determined.
Right to Change the Death Benefit Option
After the first policy year, you may change the death benefit option while the insured is living; however, a death benefit option change cannot be processed during a grace period, and no change will be permitted beyond the insured’s attained age 85. Although we do not currently restrict the number of times you may change your death benefit option, we reserve the right to limit the number of death benefit option changes in any policy year.
You must send a Written Request in good order to our Administrative Office to change your death benefit option. We do not currently require evidence of insurability. We do, however, reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.
The death benefit option change will be effective on the monthly charge date that is on or precedes the date we approve the request.
The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s face amount will be adjusted accordingly when there is a change in the death benefit option. Please see “Appendix A” for examples of how a change in death benefit option may impact the policy’s face amount.
When the face amount changes as a result of a change in the death benefit option:
•
the monthly charges will change;

•
the charge for certain additional benefits may change;

•
the premium limitations will change (for more information see the “Premium Limitations” section); and

•
the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the face amount would be reduced to an amount that is less than the minimum face amount.
Right to Change the Face Amount
You may request an increase or decrease in the face amount. If you change your face amount, your policy charges, including surrender charges, will change accordingly. If the policy’s account value less surrender charges (or net surrender value if there is policy debt) cannot keep the policy in force with the requested change in face amount, a premium payment may be required.
We reserve the right to limit the size and number of changes to the face amount in any policy year.

If you increase or decrease the policy face amount, the premium limitations will change (see “Premium Limitations” in the “Premiums” section for additional information) and your policy may become a MEC under federal tax law. You should consult your tax adviser for information on how a MEC may affect your tax situation. MECs are discussed in the “Federal Income Tax Considerations” section.
Increases in Face Amount
To increase the policy face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage. An increase in face amount cannot be processed during a grace period.
An increase in face amount may not be:
•
less than $15,000; or

•
made after the anniversary of your policy’s issue date nearest the insured’s 85th birthday.

If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.
Additional insurance charges and face amount charges will apply for each face amount increase you elect. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 14 years of each segment of coverage.
Any increase elected under any insurability protection type of rider will be effective as directed in the rider. Any other face amount increases will be effective on the monthly charge date that is on, or precedes, the date we approve the application for the increase.
Decreases in Face Amount
You may decrease the face amount any time after the first policy year or one year after a face amount increase. You must send a Written Request in good order to our Administrative Office. When we receive a Written Request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.
If you decrease the policy face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s face amount are discussed in “Surrender Charges for Decreases in Face Amount” in the “Transaction Charges” section.
A decrease will reduce the face amount in the following order:
(1)
the face amount of the most recent increase; then

(2)
the face amounts of the next most recent increases successively; and last

(3)
the initial face amount.

You may not decrease the face amount if the decrease would result in a face amount of less than the minimum face amount ($50,000).
Face amount decreases will be effective on the monthly charge date that is on, or precedes, the date we receive (in good order at our Administrative Office) the request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of any applicable partial surrender charge. The remaining surrender charge will be reduced by the amount of the partial surrender charge assessed when the face amount is decreased. If the policy’s account value (or net surrender value if there is policy debt) cannot keep the policy in force, a premium payment may be required.
Decreases in the policy’s face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds
If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the insured’s death and all required documents, in good order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material representation of a fact within two years:
•
after the policy is issued;

•
after a face amount increase where evidence of insurability is required; or

•
after reinstatement of the policy where evidence of insurability is required.

If the face amount increase is the result of a policy change that does not require evidence of insurability such as a conversion from another policy or the exercise of an option on this or another policy, we have the right to contest the validity of the face amount increase within two years after that other policy was issued.
We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a policy or a face amount increase, except for failure to pay premiums.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if a portion is based on the variable account value of the policy and the insured’s date of death is before or during any period when:
•
it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law. Interest paid on the death benefit is taxable as ordinary income in the year such interest is credited.
Payment Options
We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.
If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.
The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the GPA.

Installments for a Specified Period.  Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income. Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period. This benefit may be increased by the alternate life income provision.

Interest. We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Installments of a Specified Amount. Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied. Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives. This benefit may be increased by the alternate life income provision.

Joint Lifetime Income with Reduced Payments to Survivor. Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for ten years if longer. When one dies (but not before the ten years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the ten years has elapsed, payments stop when both named persons have died. This benefit may be increased by the alternate life income provision.

If the Life Income, Life Income with Payments Guaranteed for Amount Applied or Joint Life Income with Reduced Payments to Survivor payment option is elected, the named person(s) can elect to receive an alternate life income instead of receiving income based on the rates shown in the payment option rates tables in your policy. The election must be made at the time the income is to begin. The monthly alternate life income will be at least equal to the monthly income provided by a new single premium immediate annuity (first payment immediate) based on our published rates then in use when the payment option is elected. The alternate life income will not be available if we are not offering new single premium immediate annuities at the time of election.
The minimum amount that can be applied under a payment option is $5,000 per beneficiary. If the periodic payment under any option is less than $50, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.
All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.
Although the death benefit is generally excludible from the income of the beneficiary who receives it, interest on the death benefit is includible in the beneficiary’s income in the year such interest is credited.
Suicide
If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.
•
If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.

•
If the death occurs within two years after reinstatement of the policy, we will refund the sum of the premium paid to reinstate and all premiums paid thereafter, less any premiums returned, and withdrawals after reinstatement and any policy debt at the time of death.

•
If death occurs within two years after the effective date of an increase in face amount (but at least two years after the issue date or any reinstatement), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in either of the two preceding paragraphs is payable, there will be no additional payment for the increase.

Error of Age or Gender
If the insured’s age or gender was misstated in the policy application or the policy has been issued incorrectly, we may adjust the face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.
Other Benefits Available Under the Policy
Additional Benefits You Can Get by Rider
You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the rider. The addition or removal of a rider for which there is a monthly charge may impact the premium limitations on your policy. For more information, please see the “Premium Limitations” section. If you added a rider for which we charge, you may cancel (remove) it at any time upon Written Request. You may not, however, add or remove a rider during a grace period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.
Following is a brief description of the riders we offer, subject to state availability. Please note that the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have been issued one of these two riders, you may not terminate the rider and choose the other rider. For more information on these riders, please see the SAI or talk to your registered representative. The terms and conditions of these riders may vary from state to state.
Note: The following riders can no longer be added to the policy:
•
Disability Benefit Rider

•
Guaranteed Insurability Rider

•
Other Insured Rider

•
Waiver of Monthly Charges Rider

Accelerated Death Benefit Rider
This rider advances a portion of the policy’s death benefit to the owner when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.
There is no monthly insurance charge for this rider. However, if a claim is made under this rider, we will assess a fee that will not exceed $250. This fee is deducted from the accelerated benefit payment and will reduce the amount you receive. The fee may vary by state, but will not exceed $250.
In states where this rider is available, it is included automatically with the policy.
Disability Benefit Rider — This Rider Is No Longer Issued
This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider, we will credit a specified monthly amount as indicated in your policy and we will also waive the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Guaranteed Insurability Rider — This Rider Is No Longer Issued
This rider provides the right to increase the face amount of the policy or purchase a new policy without evidence of insurability on certain option dates as defined in the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Other Insured Rider — This Rider Is No Longer Issued
This rider provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage under the rider is convertible for a limited amount of time. You may request an increase or decrease in the face amount of the rider. If you change the face amount, your policy charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
In deciding whether to use the Other Insured Rider as part of the total coverage under your policy, you should consider a number of factors. The factors listed below compare a policy with the rider to a policy of equal total face amount, but without the rider, assuming the insured named in the rider is the same as the insured named in the base policy.
•
Since there are no surrender charges associated with the rider, the policy’s total net surrender value may be higher during periods when surrender charges are in effect.

•
The policy may have lower account values in later years.

•
Decreasing the rider face amount would not incur a surrender charge.

•
The amount of premiums you may pay each policy year may be lower.

•
If your policy has the Disability Benefit Rider (discussed earlier in this section) and the insured becomes totally disabled, the monthly rider benefit may be lower.

Substitute of Insured Rider
This rider, within certain limitations, allows you to substitute a new insured in place of the current insured named in the base policy. This rider is included automatically with the policy. There is no charge for this rider.
Substituting a new insured under the policy may have adverse tax consequences. Please consult your tax advisor before you make your decision.
Waiver of Monthly Charges Rider — This Rider Is No Longer Issued
Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, please see the individual fund prospectuses.
Transaction Charges
Premium Expense Charge
We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.
The current premium expense charge we deduct is 5% of premium up to and including the expense premium and 3% of premium over the expense premium. The maximum premium expense charge we can deduct is 7.5% of premium up to and including the expense premium, and 5% of premium over the expense premium.

Example:
Assume that you are a 35-year-old male, non-smoker and that your policy has a face amount of $200,000. The expense premium for your policy is 8.45 per $1000 of face amount or 1690 (200 x 8.45).
Now assume that you make a premium payment of $1000. Your premium expense charge is 7.5% of your premium payment up to and including the policy’s expense premium. Since your premium payment is less than the policy’s expense premium of 1690, your premium expense charge will be $75 (7.5% x $1000).
If your premium payment had been $2000, it would have exceeded the expense premium by $310 ($2000 – 1690). Consequently, your premium expense charge would have been $142.25:
•
7.5% of $1690 ($126.75) plus

•
5% of $310 ($15.50).

If you have increased the policy face amount, the expense premium used for this charge is the total of the expense premium for the initial face amount and for all increases.
Surrender Charges
There is a charge if you fully surrender your policy or if you decrease the face amount. We may also take any applicable surrender charges if your policy lapses. Please see “Policy Termination” in the “Policy Termination and Reinstatement” sub-section of the “Policy Value” section for more information. Generally, these charges will apply during:
•
the first 14 years of coverage; and

•
the first 14 years after each increase in face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.
This surrender charge is also sometimes called a “deferred sales load.” The charge compensates us for expenses incurred in issuing the policy, and face amount increases, and for the recovery of acquisition costs.
The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the GPA in proportion to the values in each on the effective date of the surrender or decrease in face amount.
We calculate surrender charges separately for the initial face amount and for each increase in the face amount. They are based on the policy’s face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial face amount and all face amount increases.
Your policy’s surrender charges will be listed in your policy. For the first year of coverage the charge was based on the expense premium for that coverage. It was equal to the expense premium of the policy for standard risks, multiplied by 140%.
The surrender charge is equal to the first year surrender charge multiplied by the following annual percentages:
Year	%	Year	%
1	100%	8	50%
2	93%	9	43%
3	86%	10	36%
4	79%	11	29%
5	71%	12	21%
6	64%	13	14%
7	57%	14	7%
In no case, however, will the surrender charge ever exceed $50 per $1,000 of face amount.
Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.
Surrender Charges for Decreases in Face Amount
If you decrease your policy’s face amount, we cancel all or a part of your face amount segment(s) and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased that remains in force.
After a face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and face amount increases, and for the recovery of acquisition costs.
Rider Processing Fee
We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider. The current processing fee may vary by state, but will not exceed $250 and is deducted from the accelerated death benefit payment and will reduce the amount you receive.
Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in policy years 1 through 15, and 0.50% in policy years 16 and beyond. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. This charge reimburses us for the ongoing expense of administering the loan.
Monthly Charges Against the Account Value
The following charges are deducted from the account value on each monthly charge date. In some cases, the monthly charges may end when the insured reaches a certain attained age as stated below.
The “monthly charge date” is the date on which monthly charges for the policy are due. The first monthly charge date is the policy date, and subsequent monthly charge dates are on the same day of each succeeding calendar month.
Your policy’s monthly charge date will be listed in the policy’s specifications pages. Monthly charges are deducted from the Separate Account division(s) and the GPA in proportion to the non-loaned values in each on the date the deduction is taken.
Administrative Charge and Face Amount Charge
The administrative charge and the face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.
Administrative Charge
The current administrative charge is $6 per policy, per month. The maximum administrative charge is $12 per policy, per month.
Face Amount Charge
The face amount charge is a rate per $1,000 of face amount. We calculate the face amount charge separately for the initial face amount and for each increase in the face amount. It is based on:
•
the issue age of the insured for the initial face amount; and

•
for each increase, the insured’s age at time of the increase; and it is multiplied by the segment face amount. This charge is assessed during the first five years of each segment of coverage.

Insurance Charge
The insurance charge reimburses us for providing you with life insurance protection. We deduct an insurance charge based on your policy’s insurance risk. These deductions are made by deducting accumulation units, proportionately, from each Separate Account division in which you have an account value and the GPA.

The maximum insurance charge rates associated with your policy are shown in the policy’s specifications pages. They are calculated using the 1980 Commissioners' Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners' Ordinary Mortality Table B. The rates are also based on a number of factors including, but not limited to, the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.
We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.
Insurance charges for the policy will not be the same for all policy owners. Your policy’s actual or current insurance charge rates are based on a number of factors including, but not limited to, the insured’s issue age (and age at increase, if applicable), risk classification, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total face amount of the policy.
How the Insurance Charge is Calculated
(1)
If the minimum death benefit is not in effect:

We calculate the insurance charge on each monthly charge date by multiplying the current insurance charge rate by a discounted insurance risk.
The insurance risk is the difference between:
•
the amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year; and

•
the account value at the beginning of the policy month before the monthly insurance charge is due.

The following three steps describe how we calculate the insurance charge for your policy:
Step 1:
We calculate the total insurance risk for your policy:

(a)
We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%); and

(b)
We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in Step 1(a) above.

Step 2:
We allocate the insurance risk in proportion to the face amount of each segment and each increase that is in force as of your monthly charge date.

Step 3:
We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

(2)
If the minimum death benefit is in effect:

We also calculate the insurance charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in (1):
(i)
assuming the minimum death benefit is in effect; and then

(ii)
assuming the minimum death benefit is not in effect.

Step 2:
We allocate the insurance risk:

(a)
calculated for (ii) in proportion to the face amount of each segment and each increase that’s in force as of your monthly charge date; and

(b)
we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:
We multiply the amount of each allocated insurance risk by the insurance charge rate for each coverage segment. The sum of these amounts is your insurance charge.

Additional Information about the Insurance Charge
We will apply any changes in the insurance charges uniformly for all insureds of the same issue age, gender, risk classification, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.
Because your account value and death benefit may vary from month to month, your insurance charge may also vary on each monthly charge date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:
•
the amount and timing of premium payments;

•
investment performance;

•
fees and charges assessed;

•
the addition or deletion of certain riders;

•
rider charges;

•
withdrawals;

•
policy loans;

•
changes to the face amount; and

•
changes to the death benefit option.

Additional Mortality Fees
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history (i.e., substandard risks). These fees can be in the form of higher rates known as table ratings and/or flat extra charges. Note that the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.
Rider Charges
The charges for the following riders are deducted from the account value on each monthly charge date: Disability Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider and Waiver of Monthly Charges Rider.
The current charge for the Waiver of Monthly Charges Rider is $0.01 to $0.26 per $1 of monthly deductions. Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.01 to $0.26 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0.00 to $0.09318 per $1,000 of face amount. The monthly charges for these riders will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.
The rates for the Other Insured Rider vary by the insured’s gender, issue age, risk classification and year of coverage. Current rates range from $0.03 to $25.01 per $1,000 of rider insurance risk. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 100.
The current charge for the Guaranteed Insurability Rider is $0.03 to $0.11 per $1,000 of optional insurance coverage. This monthly charge will continue up to, but not including, the policy anniversary date on which the insured’s attained age becomes 46.
The rates for the Waiver of Monthly Charges Rider, Disability Benefit Rider and Guaranteed Insurability Rider vary by the insured’s gender and age.
Directed Monthly Deduction Program
You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the GPA, rather than from all options on a pro rata basis. This feature is called the Directed Monthly Deduction Program (DMDP).
To elect the DMDP, complete our Directed Monthly Deduction Program request form and send it to us for processing. The DMDP will continue as long as you have enough value in your selected option on a monthly charge date to cover the monthly charges then due, or unless you have specified a termination date in your request form.
If you don’t have sufficient account value to cover the monthly charges due in your selected option on any monthly charge date, we will deduct the monthly charges pro rata from all investment options with account value. We may, at any time, modify, suspend, or terminate the DMDP without prior notification.

Daily Charges Against the Separate Account
The following charge is deducted daily from the Separate Account.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.
The charge is deducted from your account value in the Separate Account but not from the GPA.
This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the insurance charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative and face amount charges collected.
If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the policy.
Fund Expenses
The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the policy. Please see each fund’s prospectus for more information regarding these expenses.
Special Circumstances
There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. Please see “Modified Endowment Contracts” later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:
•
there is a reduction of benefits during the first 15 years after a policy is issued; and

•
there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).
The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:
•
amount of outstanding policy debt at or near the maximum loan value;

•
unfavorable investment results affecting your policy account value;

•
increasing monthly policy charge rates due to increasing attained age of the insured;

•
high or increasing amount of insurance risk, depending on death benefit option and changing account value; and

•
increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.
To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.
If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various Separate Account divisions for the policy to qualify as life insurance.
You may make transfers among divisions of the Separate Account, but you may not direct the investments each Separate Account division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.
Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account divisions be “adequately diversified” in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account divisions, through their underlying investment funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.
If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:
•
made on or after the date the taxpayer attains age 59½; or

•
made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the 7-pay test. A policy fails this test if:
(1)
the accumulated amount paid under the policy at any time during the first seven contract years exceeds
(2)
the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC section 1035 tax-free exchange from a life insurance policy that was already a MEC.
If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.
We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.
Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the owner or an insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.
The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.
Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:
•
that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•
insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•
under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:
(1)
the employer intends to insure the employee’s life;

(2)
the maximum face amount for which the employee could be insured at the time the contract was issued; and

(3)
the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:
(1)
At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)
The insured was an employee at any time during the 12-month period before his or her death;

(3)
The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or

(4)
The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The IRS and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax
If the owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.
Generation Skipping Transfer Tax
Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:
•
proof of residency (in accordance with IRS requirements); and

•
the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract  and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.
Other Information
Other Policy Rights and Limitations
Right to Assign the Policy
Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.
Your Voting Rights
We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those Separate Account divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that Separate Account division by $100. Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a fund or to approve or disapprove an investment advisory contract for the fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the fund’s objectives and purpose. If we disregard owner voting instructions, we will advise owners of our action and the reasons for such action.
Understanding Your Product
Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether, among other things:
•
you have a need for death benefit protection;

•
you understand the risks and benefits of the policy;

•
you can afford to pay the applicable policy charges to keep the policy in force;

•
you understand how the policy charges impact your policy’s account value;

•
you understand your account value will fluctuate when allocated to the Separate Account;

•
you understand that the Company prohibits market timing and frequent transfers;

•
you understand that you generally have no access to your account value in the first year;

•
you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;

•
you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:

◦
the limitations on account value access; and

◦
the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any net surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
If we delay payment of a surrender or withdrawal for more than 10 working days, we add interest to the date of payment at the same rate it is paid under the interest payment option.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account divisions, or delay payment of the net surrender values, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:
•
it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary week-end and holiday closings);

•
trading is restricted by the SEC;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
the SEC, by order, permits us to delay payment in order to protect our owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the fund is liquidated.
Reservation of Company Rights to Change the Separate Account
Separate Account Changes
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:
•
create new divisions of the Separate Account;

•
create new segments of the Separate Account for any new variable life insurance products we create in the future;

•
eliminate divisions of the Separate Account;

•
close existing divisions of the Separate Account to allocations of new premium payments by current or new policy owners;

•
combine the Separate Account or any Separate Account divisions with one or more different separate accounts or Separate Account divisions;

•
transfer the assets of the Separate Account or any division of the Separate Account that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account division;

•
operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•
de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•
change the name of the Separate Account.

Distribution
The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD receive compensation for their actions as principal underwriters of the policies.
Commissions and Allowances Paid to MMLIS and Broker-Dealers
Commissions are paid to MMLIS and all broker-dealers involved in the sale of the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
We also pay expense allowances in connection with the sales of the policies.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.
Additional Payments to Certain Broker-Dealers
In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar.
We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific policies.
These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.
Compensation in General
The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.
Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the policies).
Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners' computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Policy
Our Claims Paying Ability
Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay amounts under the policy. These amounts include death benefits, withdrawals, surrenders, policy loans, and any amounts paid through the policy’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
Obligations of Our Separate Account
Net premium and account value may be allocated to the divisions of the Separate Account. The Separate Account will purchase equivalent shares in the corresponding funds. Any death benefits, withdrawals, surrenders, policy loans, or transfers of account value from the divisions of the Separate Account will be redeemed from the corresponding funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the policies. Please see “The Separate Account” section.
Obligations of Our General Investment Account
Net premium and account value you allocate to the GPA is maintained in our general investment account. The assets of our general investment account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general investment account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your variable account value allocated to the Separate Account.
Because of exemptive and exclusionary provisions, the general investment account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the general investment account is generally not subject to the provisions of the 1933 Act or the 1940 Act. Those disclosures, however, are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on policy owners, insureds, beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

Appendix A
Hypothetical Examples of the Impact of the Minimum Death Benefit
Example I

Assume the following:
•
Death Benefit Option 1

•
Face Amount is $500,000

•
Account Value is $50,000

•
No Policy Debt

•
Insured’s Attained Age is 45

•
Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.
The death benefit will be $500,000 based on the greater of:
•
$500,000 or

•
$50,000 x 2.15 = $107,500

Example II

Assume the following:
•
Death Benefit Option 1

•
Face Amount is $500,000

•
Account Value is $250,000

•
No Policy Debt

•
Insured’s Attained Age is 45

•
Death Benefit Factor is 2.15

The death benefit for death benefit option 1 is the greater of the face amount or the minimum death benefit. The minimum death benefit is calculated by multiplying the account value times the death benefit factor.
The death benefit will be $537,500 based on the greater of:
•
$500,000 or

•
$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums
Example I ~ Death Benefit Option 1

Assume the following:
•
Face Amount is $1,000,000

•
Account Value is $50,000

•
Minimum death benefit is $219,000

•
No Policy Debt

Based on these assumptions,
•
the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,
•
the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,
•
the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:
•
Face Amount is $1,000,000

•
Account Value is $50,000

•
Minimum death benefit is $219,000

•
No Policy Debt

Based on these assumptions,
•
the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,
•
the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,
•
the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:
•
Face Amount is $1,000,000

•
Account Value is $50,000

•
Minimum death benefit is $219,000

•
No Policy Debt

•
Premiums paid (and not refunded) under the policy to date total $40,000

Based on these assumptions,
•
the death benefit is $1,040,000 (Face Amount plus Premiums paid (and not refunded)).

If you pay an additional $30,000 of Premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,
•
the death benefit will increase to $1,070,000.

Hypothetical Examples of Death Benefit Option Changes
Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.
For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.
Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.
For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.
Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.
For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.
Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid (and not refunded) to the effective date of the change.
For example, if the policy has a Face Amount of $700,000 and premiums paid (and not refunded) to date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.
Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid (and not refunded) to date.
For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid (and not refunded) of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid (and not refunded) to date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid (and not refunded), or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.
A similar type of change would be made for a change from Option 3 to Option 2.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).
For a free copy of the SAI, other information about this policy, or general inquiries, contact our Administrative Office:
MassMutual Customer Service Center
PO Box 1865
Springfield, MA 01102-1865
1-800-272-2216
You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-08075
Securities Act file number: 333-49475
Class (Contract) Identifier: C000027257

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)
MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)
May 1, 2021
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2021, for the Variable Universal Life (VUL) policy. The VUL policy and its prospectus may be referred to in this SAI.
For a copy of the VUL prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.MassMutual.com, or access the Securities and Exchange Commission website at www.sec.gov.
TABLE OF CONTENTS
	SAI	Prospectus
General Information and History	2
Company	2	14
The Separate Account	2	22
Services	2
Additional Information About the Operation of the Policy and the Registrant	2
Purchase of Shares in Underlying Investment Funds	2
Annual Reports	2
Incidental Benefits	2
• Benefits Available by Rider	2	42
Underwriters	5	55
Commissions	6	56
Additional Information	6
Underwriting Procedures	6
Increases in Face Amount	7	39
Performance Data	7
Experts	7
Financial Statements	8	58
The Registrant	8
The Depositor	8
1

GENERAL INFORMATION AND HISTORY
Company
In this Statement of Additional Information, the "Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
The Separate Account
The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the guaranteed principal account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in Underlying Investment Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.
Annual Reports
Each year within the 30 days following the policy anniversary date, we will provide the policy owner a report showing the following policy information:
•
the account value at the beginning of the previous policy year;

•
all premiums paid since that time;

•
all additions to and deductions from the account value during the year; and

•
the account value, death benefit, net surrender value and policy debt as of the current policy anniversary.

This report may contain additional information if required by any applicable law or regulation.
Incidental Benefits
Benefits Available by Rider
The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.
2

The terms and conditions of the riders may vary from state to state and are subject to state availability. In addition, the Disability Benefit and Waiver of Monthly Charges Riders may not be used in combination. After you have been issued one of these two riders, you may not terminate the rider and choose the other rider.
Note: The following riders can no longer be added to the policy:
•
Disability Benefit Rider

•
Guaranteed Insurability Rider

•
Other Insured Rider

•
Waiver of Monthly Charges Rider

Accelerated Death Benefit Rider
This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.
An accelerated benefit will be paid when the following requirements are met:
1. we receive the owner’s written request for payment of an accelerated death benefit under the policy;
2. we receive the insured’s written authorization to release medical records to us;
3. we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy; and
4. we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.
The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.
The amount eligible for acceleration under the rider (Eligible Amount) is equal to the excess of:
•
the base policy death benefit over the account value; and

•
the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date.

All other riders are excluded from the Eligible Amount.
The owner may accelerate any portion of the Eligible Amount subject to the following limitations:
•
the minimum amount that may be accelerated is $25,000; and

•
the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:
•
interest at the annual interest rate we have declared for policies in this class; and

•
a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.
Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.
The rider terminates upon any of the following events:
•
on the date an accelerated benefit payment is made;

•
if the base policy terminates;

•
if the base policy matures;

3

•
if the base policy is changed to a different policy on which the rider is not available; or

•
two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.
Disability Benefit Rider - This rider is no longer issued—This rider provides a disability benefit while the insured is totally disabled as defined in the rider. The rider provides the following monthly benefits if the insured becomes totally disabled:
•
On specific monthly charge dates, we will credit an amount to the account value equal to the specified benefit amount shown on the policy’s specifications pages for this rider. This amount will be treated as a net premium.

•
We also will waive the monthly charges due for this policy on specific monthly charge dates.

The benefits will be provided after the insured has been totally disabled for four months and all conditions of the rider have been met.
The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 65, unless total disability began before the insured’s attained age 60 in which case the waiver part of the monthly benefit will continue beyond attained age 65 while the insured remains totally disabled.
Guaranteed Insurability Rider — This rider is no longer issued— For policy owners who currently own this rider, it provides the right to increase the face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required, however, to elect an increase in the face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.
There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 46th birthday. Substitute option dates occur 91 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s specifications pages multiplied by the number of children born (up to a maximum of three).
A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.
The rider option amount is subject to a maximum limit of $125,000, or, if less, two times the face amount of the base policy on the effective date of an increase in the rider option amount.
The rider terminates:
•
after the last regular option date as defined in the rider;

•
following election of the last face amount increase that may be elected under the rider;

•
a decrease in the policy’s face amount;

•
if the policy is changed to another policy under which this rider is not available; or

•
if the policy terminates.

Other Insured Rider — This rider is no longer issued— For policy owners who currently own this rider, it provides level term insurance on the life of up to two insureds, one of which is the insured named in the base policy. The other insured must be the base policy insured’s spouse or child. The coverage for the insured under the rider is convertible for a limited amount of time.
While the policy insured is living and prior to the other insured’s attained age 70, the rider may be fully or partially converted to a flexible premium adjustable variable life policy offered at the time of conversion. The cost for the new policy will be based on the other insured’s attained age at the time of conversion. No evidence of insurability is required to convert the rider coverage.
4

If the insured under the rider is not the base policy insured, the rider may be converted upon the death of the insured (but only before attained age 70 of the other insured). Conversion upon the death of the base policy insured may be made at any time up to 90 days of the date we receive due proof of the base policy insured’s death.
The rider terminates on the latest rider expiration date shown in the rider’s policy specifications for an other insured, on the expiration of the 90-day conversion period following the death of the base policy insured, at the end of the grace period for any unpaid premium under the policy, upon termination of the base policy for any other reason, if the base policy is changed to a different policy on which the rider is not available, or at conversion of the remaining rider face amount under the rider.
Substitute of Insured Rider—This rider allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force, you have an insurable interest in the life of the substitute insured, and the age of the substitute insured on the policy date is within the issue age range as specified in the rider.
An application and evidence of insurability satisfactory to us is required for the substitute insured.
All monthly charges after the substitution of the insured will be based on the life and risk classification of the substitute insured.
The rider terminates upon the current insured’s attained age 75, at the time of the exercise of the rider, if the policy is changed to a different policy under which the rider is not available, or if the policy terminates for any other reason.
The rider is included automatically with the policy.
Substituting a new insured under the policy may have adverse tax consequences under the current federal tax law. Please consult your tax advisor.
Waiver of Monthly Charges Rider - This rider is no longer issued—Under this rider, we will waive the monthly charges due for the policy while the insured is totally disabled as defined in the rider.
The benefit will be provided once the insured has been totally disabled for four months and all the provisions of the rider have been met. The benefits will end when the insured is no longer totally disabled, satisfactory proof of continued total disability is not given to us as required, or the day before the insured’s attained age 65 if the disability began when the insured was attained age 60 or older.
UNDERWRITERS
The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MSD serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.
MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the prospectus.
Year	MMLIS	MSD
2020	$28,989	$2,814
2019	$27,228	$2,029
2018	$23,825	$2,251
We no longer offer this policy for sale to the public. However, policy owners may continue to make premium payments to their policies.
5

Commissions
Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay a renewal commission after the first policy year that is a percentage of the average monthly account value for the policies.
The maximum commission percentages we pay to MMLIS registered representatives and broker-dealers (including Wholesale Distributors who are broker-dealers) are:
First Year Commission	Commission in Year 2	Commission in Years 3 – 10	Commission in Years 11+
50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	3% (5% for MMLIS registered representatives during years 3 – 5) of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium	1% of premium paid up to the Target Premium and 1% of premium paid in excess of the Target Premium
We also pay a commission of 0.15% of the average monthly account value during the years after the first Policy Year.
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.
Year	MMLIS	MSD
2020	$323,900	$37,313
2019	$316,120	$36,826
2018	$291,719	$36,954
ADDITIONAL INFORMATION
Underwriting Procedures
Before issuing a policy we required evidence of insurability. This means that:
1. you had to complete an application and submit it to our Administrative Office; and
2. we usually required that the insured have a medical examination.
Acceptance was subject to completion of all underwriting requirements and our underwriting rules.
Insurance charges will be determined on each policy anniversary based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, future profits, and other factors unrelated to mortality experience. The insurance charge rate will not exceed those shown on the policy’s specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.
Special risk classifications are used when mortality experience in excess of the standard risk classifications is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
There are three non-rated classifications: select preferred, preferred non-tobacco, and preferred tobacco.
6

Increases in Face Amount
A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk classification.
It is possible for risk classifications of prior segments to change in order to match the risk classification of a new segment. In cases where the risk classifications are different, the Company may change the risk classification of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classifications of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classifications of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classifications of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.
If you increase the face amount, the insurance charge and face amount charge will increase. In addition, a separate surrender charge schedule will apply during the first 14 years of the segment’s coverage.
Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis using the expense premium for each segment. If the account value (or the net surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount.
PERFORMANCE DATA
From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.
The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.
From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for VUL on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2020 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of
7

said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 24, 2021, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2020
Statements of Operations and Changes in Net Assets for the years ended December 31, 2020 and 2019
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2020 and 2019
Statutory Statements of Operations for the years ended December 31, 2020, 2019 and 2018
Statutory Statements of Changes in Surplus for the years ended December 31, 2020, 2019 and 2018
Statutory Statements of Cash Flows for the years ended December 31, 2020, 2019 and 2018
Notes to Statutory Financial Statements
8

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2020, the related statements of operations and changes in net assets for each of the years or periods (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2020, the results of its operations and the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 10, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

F-1

Appendix A

Massachusetts Mutual Variable Life Separate Account I is comprised of the following divisions and the activities of each division have been included within the accompanying statements of assets and liabilities as of December 31, 2020 and the related statements of operations and changes in net assets for each of the years or periods (as described below) in the two-year period then ended.

Divisions	Divisions

American Century VP Capital Appreciation Division	Goldman Sachs Small Cap Equity Insights Division
American Century VP Disciplined Core Value Division [5]	Goldman Sachs Strategic Growth Division
American Century VP Inflation Protection Division	Goldman Sachs U.S. Equity Insights Division
American Century VP International Division	Invesco Oppenheimer V.I. Capital Appreciation Division [1]
American Century VP Value Division	Invesco Oppenheimer V.I. Conservative Balanced Division [1]
American Funds® Asset Allocation Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division [1,7]
American Funds® Growth-Income Division	Invesco Oppenheimer V.I. Global Division [1]
BlackRock High Yield V.I. Division	Invesco Oppenheimer V.I. Global Strategic Income Division [1]
BlackRock Small Cap Index V.I. Division [6]	Invesco Oppenheimer V.I. Government Money Division [1]
BlackRock Total Return V.I. Division	Invesco Oppenheimer V.I. International Growth Division [1]
BNY Mellon Mid Cap Stock Division	Invesco Oppenheimer V.I. Main Street Division [1]
Delaware VIP® Emerging Markets Division	Invesco Oppenheimer V.I. Main Street Small Cap Division [1]
Delaware VIP® Small Cap Value Division	Invesco Oppenheimer V.I. Total Return Bond Division [1]
DWS Small Cap Index Division [4]	Invesco V.I. Comstock Division
Eaton Vance VT Floating-Rate Income Division	Invesco V.I. Diversified Dividend Division
Fidelity® VIP Bond Index Division [6]	Invesco V.I. Global Real Estate Division [3]
Fidelity® VIP Contrafund® Division (Initial Class)	Invesco V.I. Health Care Division
Fidelity® VIP Contrafund® Division (Service Class)	Invesco V.I. International Growth Division [3]
Fidelity® VIP Extended Market Index Division [6]	Invesco V.I. Small Cap Equity Division [3]
Fidelity® VIP Freedom 2020 Division [3]	Invesco V.I. Technology Division
Fidelity® VIP Freedom 2025 Division [3]	Ivy VIP Asset Strategy Division (Class I)
Fidelity® VIP Freedom 2030 Division [3]	Ivy VIP Science and Technology Division [3]
Fidelity® VIP Freedom 2035 Division	Janus Henderson Balanced Division (Institutional Class)
Fidelity® VIP Freedom 2040 Division	Janus Henderson Balanced Division (Service Class)
Fidelity® VIP Freedom 2050 Division [3]	Janus Henderson Forty Division (Institutional Class)
Fidelity® VIP Growth Division	Janus Henderson Forty Division (Service Class)
Fidelity® VIP International Index Division [6]	Janus Henderson Global Research Division (Institutional Class)
Fidelity® VIP Real Estate Division	MML Income & Growth Division
Fidelity® VIP Total Market Index [6]	MML Inflation-Protected and Income Division
Franklin Mutual Global Discovery VIP Division [3]	MML International Equity Division
Franklin Small Cap Value VIP Division	MML Large Cap Growth Division
Goldman Sachs Core Fixed Income Division
Goldman Sachs International Equity Insights Division
Goldman Sachs Large Cap Value Division
Goldman Sachs Mid Cap Value Division
Janus Henderson Global Research Division (Service Class)
JP Morgan Insurance Trust U.S. Equity Division [3]
Lord Abbett Developing Growth Division
MFS® Blended Research Core Equity Division

F-2

Divisions	Divisions

MFS® Growth Division	MML Managed Bond Division
MFS® International Intrinsic Value Division [2]	MML Managed Volatility Division
MFS® Investors Trust Division	MML Mid Cap Growth Division
MFS® Mid Cap Value Division [3]	MML Mid Cap Value Division
MFS® New Discovery Division	MML Moderate Allocation Division
MFS® Research Division	MML Short-Duration Bond Division
MFS® Utilities Division MFS® Value Division	MML Small Cap Equity Division
MML Aggressive Allocation Division	MML Small Cap Growth Equity Division
MML American Funds Core Allocation Division	MML Small Company Value Division
MML American Funds Growth Division	MML Small/Mid Cap Value Division
MML American Funds International Equity Division	MML Strategic Emerging Markets Division
MML Balanced Allocation Division	MML Total Return Bond Division
MML Blend Division	MML U.S. Government Money Market Division
MML Blue Chip Growth Division	PIMCO CommodityRealReturn® Strategy Division
MML Conservative Allocation Division	PIMCO Global Bond Opportunities Division
MML Dynamic Bond Division	PIMCO High Yield Division
MML Equity Division	PIMCO Real Return Division [3]
MML Equity Income Division	PIMCO Total Return Division
MML Equity Index Division (Class III) [6]	T. Rowe Price Blue Chip Growth Division
MML Equity Index Division (Service Class I)	T. Rowe Price Equity Income Division
MML Equity Index Division (Class II)	T. Rowe Price Limited-Term Bond Division
MML Focused Equity Division	T. Rowe Price Mid-Cap Growth Division
MML Foreign Division	T. Rowe Price New America Growth Division
MML Fundamental Equity Division [8]	Templeton Foreign VIP Division
MML Fundamental Value Division	Templeton Global Bond VIP Division
MML Global Division (Service Class I) [3]	Vanguard VIF Global Bond Index Division [6]
MML Global Division (Class II)	Vanguard VIF Mid-Cap Index Division [6]
MML Growth & Income Division	Vanguard VIF Real Estate Index Division [6]
MML Growth Allocation Division	Voya International Index Division
MML High Yield Division	Voya Russell™ Mid Cap Index Division
Voya Russell™ Small Cap Index Division
VY® Clarion Global Real Estate Division

1.	See Note 2 to the financial statements for information regarding the merger of this division.

2.	Prior to June 1, 2019, known as MFS® International Value Division.

3.	This division did not have any investment activity in 2019.

4.	See Note 2 to the financial statements for the former name of this division.

5.	Prior to September 25, 2020, known as American Century VP Income & Growth Division

6.	This division became available to the Separate Account as an investment option on October 16, 2020.

7.	Effective April 13, 2020 Invesco V.I Mid Cap Growth Division liquidated and any contract value in the Division after the close of the New York Stock Exchange on April 13, 2020 was automatically transferred to the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division.

8.	Prior to March 2, 2020, known as MML Fundamental Equity Division

F-3

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Century VP Capital	American Century VP Disciplined	American Century VP Inflation	American Century VP	American Century	American Funds® Asset	American Funds® Growth-	BlackRock High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	51,673	3,119,573	8,118	17,840	1,265,153	955,502	789,239	18,067
Identified cost	$704,964	$28,543,784	$87,019	$170,103	$12,509,014	$21,529,618	$37,585,677	$127,948
Value	$995,744	$32,069,206	$90,026	$251,549	$14,131,762	$25,043,715	$43,139,807	$136,590
Dividends receivable	-	-	-	-	-	-	-	586
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	-	-	-	-	9
Total assets	995,745	32,069,206	90,026	251,549	14,131,762	25,043,715	43,139,807	137,185
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	51	-	-	90	63	43	-
NET ASSETS	$995,745	$32,069,155	$90,026	$251,549	$14,131,672	$25,043,652	$43,139,764	$137,185
Outstanding units
Policy owners	498,219	9,231,503	75,810	137,681	3,866,025	6,719,434	9,654,332	111,215
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	2.90	-	-	4.67	-	-	-
Variable Life Select	-	3.06	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	3.06	-	-	3.59	-	-	-
Survivorship Variable Universal Life	-	3.78	-	-	4.09	4.09	5.16	-
Variable Universal Life	-	3.28	-	-	3.88	3.88	4.89	-
Strategic Variable Life® Plus	-	2.73	-	1.83	4.39	-	-	-
Survivorship Variable Universal Life II	-	3.00	-	-	4.09	4.09	5.16	-
Variable Universal Life II
Tier 1	-	3.06	-	-	3.74	3.75	4.72	-
Tier 2	-	3.77	-	-	3.52	3.70	4.35	-
VUL GuardSM
Tier 1	-	4.20	-	-	3.91	3.92	4.94	-
Tier 2	-	3.46	-	-	3.23	3.39	3.99	-
Tier 3	-	3.32	-	-	3.10	3.25	3.82	-
Tier 4	-	3.37	-	-	3.15	3.31	3.89	-
Tier 5	-	3.61	-	-	3.38	3.54	4.17	-
Survivorship VUL GuardSM
Tier 1	-	3.13	-	-	2.84	3.13	3.69	-
Tier 2	-	3.18	-	-	2.89	3.19	3.75	-
Tier 3	-	3.23	-	-	2.93	3.24	3.81	-
Tier 4	-	3.23	-	-	2.93	3.24	3.81	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	2.00	-	1.19	1.55	-	-	-	1.23
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	BlackRock			Delaware	Delaware		Eaton Vance
	Small Cap	BlackRock	BNY Mellon	VIP®	VIP®	DWS	VT	Fidelity®
	Index V.I.	Total Return V.I.	MidCap Stock	Emerging Markets	Small Cap Value	Small Cap Index	Floating-Rate Income	VIP Bond Index
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	445	35,763	3,987	5,169	729	614,485	11,813	255
Identified cost	$5,810	$444,920	$69,335	$120,864	$20,512	$9,462,113	$104,421	$2,886
Value	$5,788	$443,462	$79,107	$151,493	$24,788	$10,685,892	$106,788	$2,889
Dividends receivable	-	792	-	-	-	-	26	-
Receivable to Massachusetts Mutual Life Insurance Company	-	4	-	-	-	-	2	-
Total assets	5,788	444,258	79,107	151,493	24,788	10,685,892	106,816	2,889
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	-	-	1	-	56	-	-
NET ASSETS	$5,787	$444,258	$79,107	$151,492	$24,788	$10,685,836	$106,816	$2,889
Outstanding units
Policy owners	5,324	370,330	65,893	100,762	22,326	2,521,917	95,460	2,885
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	4.61	-	-
Variable Universal Life	-	-	-	-	-	4.18	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	4.45	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-	4.25	-	-
Tier 2	-	-	-	-	-	4.23	-	-
VUL GuardSM
Tier 1	-	-	-	-	-	5.41	-	-
Tier 2	-	-	-	-	-	3.88	-	-
Tier 3	-	-	-	-	-	3.72	-	-
Tier 4	-	-	-	-	-	3.78	-	-
Tier 5	-	-	-	-	-	4.05	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	3.72	-	-
Tier 2	-	-	-	-	-	3.78	-	-
Tier 3	-	-	-	-	-	3.84	-	-
Tier 4	-	-	-	-	-	3.84	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	-	1.20	1.20	1.50	1.11	-	1.12	-
APEX VUL	1.09	-	-	-	-	-	-	1.00

See Notes to Financial Statements.

F-5

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

			Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	Fidelity® VIP	Fidelity® VIP	VIP Extended	VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom	VIP Freedom
	Contrafund®	Contrafund®	Market Index	2020	2025	2030	2035	2040
	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial)	(Service)
ASSETS
Investments
Number of shares	1,974,890	174,876	208	992	13,673	913	19,637	2,019
Identified cost	$67,465,693	$5,846,155	$2,581	$13,798	$216,447	$13,888	$465,870	$43,542
Value	$95,130,451	$8,374,794	$2,602	$14,846	$229,577	$15,328	$535,494	$52,301
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	95,130,451	8,374,794	2,602	14,846	229,577	15,328	535,494	52,301
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	30	7	-	-	-	-	-	-
NET ASSETS	$95,130,421	$8,374,787	$2,602	$14,846	$229,577	$15,328	$535,494	$52,301
Outstanding units
Policy owners	16,934,529	1,631,705	2,427	10,701	162,124	10,532	357,294	34,486
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	5.51	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	5.22	-	-	-	-	-	-
Survivorship Variable Universal Life	7.20	-	-	-	-	-	-	-
Variable Universal Life	5.92	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	5.54	-	-	-	-	-	-
Survivorship Variable Universal Life II	5.22	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	5.54	-	-	-	-	-	-	-
Tier 2	5.80	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	6.62	-	-	-	-	-	-	-
Tier 2	5.33	-	-	-	-	-	-	-
Tier 3	5.10	-	-	-	-	-	-	-
Tier 4	5.19	-	-	-	-	-	-	-
Tier 5	5.56	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	4.94	-	-	-	-	-	-	-
Tier 2	5.02	-	-	-	-	-	-	-
Tier 3	5.11	-	-	-	-	-	-	-
Tier 4	5.11	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	4.90	-	-	-	-	-	-	-
Tier 2	4.96	-	-	-	-	-	-	-
Tier 3	5.02	-	-	-	-	-	-	-
Tier 4	5.24	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	2.07	-	-	-	-	-	-
MassMutual ElectrumSM	1.76	-	-	1.39	1.42	1.46	1.50	1.52
APEX VUL	1.05	-	1.07	-	-	-	-	-

See Notes to Financial Statements.

F-6

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

			Fidelity®		Fidelity®	Franklin Mutual	Franklin	Goldman
	Fidelity®	Fidelity®	VIP	Fidelity®	VIP	Global	Small Cap	Sachs
	VIP	VIP	International	VIP	Total Market	Discovery	Value	Core Fixed
	Freedom 2050	Growth	Index	Real Estate	Index	VIP	VIP	Income
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	625	4,257	590	7,406	566	113	1,060,751	55,026
Identified cost	$13,023	$287,169	$6,396	$120,253	$7,891	$1,917	$15,055,384	$583,685
Value	$14,629	$435,985	$6,466	$128,487	$7,968	$1,915	$15,380,887	$634,451
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	1
Total assets	14,629	435,985	6,466	128,487	7,968	1,915	15,380,887	634,452
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	2	1	-	2	-	68	-
NET ASSETS	$14,629	$435,983	$6,465	$128,487	$7,966	$1,915	$15,380,819	$634,452
Outstanding units
Policy owners	9,651	161,149	6,120	118,029	7,537	1,773	3,445,561	532,525
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-	-	5.25	-
Variable Universal Life	-	-	-	-	-	-	4.98	-
Strategic Variable Life® Plus	-	3.27	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	5.25	-
Variable Universal Life II
Tier 1	-	-	-	-	-	-	4.80	-
Tier 2	-	-	-	-	-	-	4.24	-
VUL GuardSM
Tier 1	-	-	-	-	-	-	5.02	-
Tier 2	-	-	-	-	-	-	3.89	-
Tier 3	-	-	-	-	-	-	3.73	-
Tier 4	-	-	-	-	-	-	3.79	-
Tier 5	-	-	-	-	-	-	4.06	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	3.40	-
Tier 2	-	-	-	-	-	-	3.45	-
Tier 3	-	-	-	-	-	-	3.51	-
Tier 4	-	-	-	-	-	-	3.51	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.52	2.17	-	1.09	-	1.08	1.26	1.19
APEX VUL	-	-	1.06	-	1.06	-	-	-

See Notes to Financial Statements.

F-7

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	Goldman Sachs International	Goldman Sachs	Goldman Sachs	Goldman Sachs Small Cap	Goldman Sachs	Goldman Sachs	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I.
	Equity	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	Capital	Conservative
	Insights	Value	Value	Insights	Growth	Insights	Appreciation	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	14,685	721	101,669	1,509	761,493	7,577	1,300,572	118,541
Identified cost	$128,339	$6,945	$1,643,437	$16,959	$9,719,322	$106,197	$71,439,205	$1,766,858
Value	$126,583	$6,687	$1,751,760	$20,381	$11,749,831	$152,143	$91,482,224	$2,125,446
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	126,583	6,687	1,751,760	20,381	11,749,831	152,143	91,482,224	2,125,446
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	7	7	5	-	82	19	118	15
NET ASSETS	$126,576	$6,680	$1,751,755	$20,381	$11,749,749	$152,124	$91,482,106	$2,125,431
Outstanding units
Policy owners	76,640	2,273	260,663	14,983	2,272,721	43,658	18,217,853	833,476
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	2.97	7.55	-	5.52	4.18	11.07	4.10
Variable Life Select	-	-	-	-	-	-	10.20	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	5.45	2.55
Survivorship Variable Universal Life	-	-	-	-	4.75	-	5.39	-
Variable Universal Life	-	-	-	-	3.81	-	4.59	-
Strategic Variable Life® Plus	1.73	2.70	7.01	-	4.55	3.46	4.41	2.47
Survivorship Variable Universal Life II	-	-	-	-	4.06	-	3.27	-
Variable Universal Life II
Tier 1	-	-	-	-	4.20	-	3.29	-
Tier 2	-	-	-	-	5.88	-	4.59	-
VUL GuardSM
Tier 1	-	-	-	-	6.30	-	5.17	-
Tier 2	-	-	-	-	5.39	-	4.22	-
Tier 3	-	-	-	-	5.17	-	4.04	-
Tier 4	-	-	-	-	5.26	-	4.11	-
Tier 5	-	-	-	-	5.63	-	4.40	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	5.08	-	4.04	-
Tier 2	-	-	-	-	5.16	-	4.10	-
Tier 3	-	-	-	-	5.25	-	4.17	-
Tier 4	-	-	-	-	5.25	-	4.17	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	4.98	-
Tier 2	-	-	-	-	-	-	5.04	-
Tier 3	-	-	-	-	-	-	5.10	-
Tier 4	-	-	-	-	-	-	5.32	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	1.16	-	1.36	1.36	-	-	-	-
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-8

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I. Global Strategic	Invesco Oppenheimer V.I. Government	Invesco Oppenheimer V.I. International	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I. Main Street	Invesco Oppenheimer V.I. Total Return
	Growth	Global	Income	Money	Growth	Main Street	Small Cap	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	737,412	2,374,181	4,703,059	3,689,312	10,648,922	1,046,333	122,905	1,908,989
Identified cost	$54,436,453	$90,768,672	$23,052,275	$3,689,312	$24,915,163	$30,034,909	$2,861,813	$15,078,238
Value	$78,851,494	$123,742,317	$22,762,807	$3,689,312	$30,988,362	$31,295,824	$3,370,042	$16,092,780
Dividends receivable	-	-	-	3	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	28	-	-	-	-
Total assets	78,851,494	123,742,317	22,762,807	3,689,343	30,988,362	31,295,824	3,370,042	16,092,780
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	57	70	68	-	58	71	9	79
NET ASSETS	$78,851,437	$123,742,247	$22,762,739	$3,689,343	$30,988,304	$31,295,753	$3,370,033	$16,092,701
Outstanding units
Policy owners	14,069,144	19,763,167	9,704,485	2,865,754	8,858,724	8,351,957	500,028	10,262,042
UNIT VALUE
Variable Life Plus	$-	$4.25	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	9.52	11.43	0.88	-	-	-	-	-
Strategic Variable Life®	9.28	12.43	3.83	1.60	4.20	8.91	7.29	2.31
Variable Life Select	8.49	11.34	3.58	-	-	-	-	-
Strategic Group Variable Universal Life®	4.92	7.54	2.69	1.30	4.12	3.74	6.69	1.77
Survivorship Variable Universal Life	5.11	7.77	2.90	-	3.33	3.79	-	1.66
Variable Universal Life	4.89	7.11	2.75	-	3.14	3.04	-	1.75
Strategic Variable Life® Plus	4.48	6.85	2.70	1.25	3.76	3.54	6.83	1.70
Survivorship Variable Universal Life II	2.57	4.44	2.84	-	3.33	3.23	-	1.86
Variable Universal Life II
Tier 1	3.88	4.49	2.49	-	2.86	3.34	-	1.53
Tier 2	5.30	5.16	2.17	-	3.96	4.12	-	1.44
VUL GuardSM
Tier 1	6.17	6.50	2.21	-	5.44	4.55	-	1.39
Tier 2	4.87	4.74	2.00	-	3.63	3.78	-	1.32
Tier 3	4.66	4.54	1.91	-	3.48	3.63	-	1.27
Tier 4	4.74	4.62	1.94	-	3.54	3.69	-	1.29
Tier 5	5.08	4.95	2.08	-	3.79	3.95	-	1.38
Survivorship VUL GuardSM
Tier 1	4.70	4.40	1.86	-	3.48	3.54	-	1.23
Tier 2	4.78	4.47	1.89	-	3.53	3.60	-	1.25
Tier 3	4.86	4.55	1.92	-	3.59	3.66	-	1.27
Tier 4	4.86	4.55	1.92	-	3.59	3.66	-	1.27
Variable Universal Life III
Tier 1	6.02	4.42	1.80	-	3.16	4.16	-	-
Tier 2	6.09	4.47	1.82	-	3.20	4.21	-	-
Tier 3	6.17	4.53	1.84	-	3.23	4.26	-	-
Tier 4	6.44	4.73	1.92	-	3.38	4.44	-	-
Strategic Group Variable Universal Life® II	2.42	1.94	1.22	-	1.55	1.78	-	-
MassMutual ElectrumSM	2.07	1.68	1.12	-	1.38	1.48	-	-
APEX VUL	1.08	1.07	1.03	-	1.07	1.04	-	-

See Notes to Financial Statements.

F-9

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

		Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.		Ivy
	Invesco V.I.	Diversified	Global Real	Invesco V.I.	International	Small Cap	Invesco V.I.	VIP Asset
	Comstock	Dividend	Estate	Health Care	Growth	Equity	Technology	Strategy
	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
ASSETS
Investments
Number of shares	2,435	90,910	668	134,482	63	3	203,526	7,651
Identified cost	$36,688	$2,267,314	$9,752	$3,696,611	$2,415	$48	$5,343,310	$70,463
Value	$39,281	$2,338,217	$9,812	$4,530,713	$2,676	$55	$7,438,880	$79,892
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	39,281	2,338,217	9,812	4,530,713	2,676	55	7,438,880	79,892
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	62	-	47	-	-	62	-
NET ASSETS	$39,281	$2,338,155	$9,812	$4,530,666	$2,676	$55	$7,438,818	$79,892
Outstanding units
Policy owners	31,477	1,370,729	9,207	979,943	1,976	37	1,604,054	54,707
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	1.78	-	5.14	-	-	3.30	-
Variable Universal Life	-	1.68	-	4.88	-	-	3.12	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	1.78	-	5.14	-	-	3.30	-
Variable Universal Life II
Tier 1	-	1.63	-	4.71	-	-	2.66	-
Tier 2	-	1.51	-	4.75	-	-	5.37	-
VUL GuardSM
Tier 1	-	1.70	-	4.92	-	-	6.84	-
Tier 2	-	1.39	-	4.36	-	-	4.93	-
Tier 3	-	1.33	-	4.17	-	-	4.72	-
Tier 4	-	1.35	-	4.25	-	-	4.81	-
Tier 5	-	1.45	-	4.55	-	-	5.15	-
Survivorship VUL GuardSM
Tier 1	-	1.29	-	3.99	-	-	5.56	-
Tier 2	-	1.32	-	4.05	-	-	5.65	-
Tier 3	-	1.34	-	4.12	-	-	5.74	-
Tier 4	-	1.34	-	4.12	-	-	5.74	-
Variable Universal Life III
Tier 1	-	2.60	-	4.04	-	-	6.59	-
Tier 2	-	2.63	-	4.09	-	-	6.67	-
Tier 3	-	2.66	-	4.14	-	-	6.75	-
Tier 4	-	2.78	-	4.32	-	-	7.05	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	1.47
MassMutual ElectrumSM	1.25	1.20	1.07	-	1.35	1.49	-	1.43
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-10

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	Ivy					Janus	Janus	JPMorgan
	VIP Science and	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Henderson Global	Henderson Global	Insurance Trust
	Technology	Balanced	Balanced	Forty	Forty	Research	Research	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
ASSETS
Investments
Number of shares	564	4,841	146,552	544,502	6,900	181,413	5,241	1,019
Identified cost	$17,506	$140,282	$5,447,437	$21,066,083	$259,424	$7,955,004	$258,086	$35,062
Value	$20,245	$210,982	$6,756,032	$31,036,600	$365,396	$11,541,476	$324,957	$38,118
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	20,245	210,982	6,756,032	31,036,600	365,396	11,541,476	324,957	38,118
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	46	21	55	26	58	-
NET ASSETS	$20,245	$210,982	$6,755,986	$31,036,579	$365,341	$11,541,450	$324,899	$38,118
Outstanding units
Policy owners	9,295	56,841	1,645,617	4,499,035	48,440	4,834,686	103,333	22,125
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	4.95	-	1.77	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	-	4.41	-	-	-	-	-
Variable Universal Life	-	-	4.18	4.74	-	1.71	-	-
Strategic Variable Life® Plus	-	3.71	-	4.66	-	1.66	-	-
Survivorship Variable Universal Life II	-	-	4.41	5.05	-	1.82	-	-
Variable Universal Life II
Tier 1	-	-	4.04	6.20	-	2.23	-	-
Tier 2	-	-	4.15	8.63	-	3.38	-	-
VUL GuardSM
Tier 1	-	-	4.22	-	8.68	-	3.64	-
Tier 2	-	-	3.81	-	7.59	-	2.97	-
Tier 3	-	-	3.65	-	7.27	-	2.85	-
Tier 4	-	-	3.72	-	7.40	-	2.89	-
Tier 5	-	-	3.98	-	7.92	-	3.10	-
Survivorship VUL GuardSM
Tier 1	-	-	3.61	-	6.91	-	2.96	-
Tier 2	-	-	3.67	-	7.02	-	3.01	-
Tier 3	-	-	3.73	-	7.14	-	3.06	-
Tier 4	-	-	3.73	-	7.14	-	3.06	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	2.18	-	-	-	-	-	-	1.72
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-11

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

		MFS®		MFS®
	Lord Abbett	Blended		International	MFS®	MFS®	MFS®
	Developing	Research	MFS®	Intrinsic	Investors	Mid Cap	New	MFS®
	Growth	Core Equity	Growth	Value	Trust	Value	Discovery	Research
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	2,935	2,028	42,075	2,712	21,074	3,509	337,830	44,257
Identified cost	$106,454	$102,671	$2,160,150	$81,796	$630,082	$27,146	$6,621,536	$1,227,066
Value	$138,457	$116,161	$3,105,559	$95,053	$770,663	$30,142	$9,107,903	$1,454,732
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	138,457	116,161	3,105,559	95,053	770,663	30,142	9,107,903	1,454,732
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	20	-	33	-	45	18
NET ASSETS	$138,457	$116,161	$3,105,539	$95,053	$770,630	$30,142	$9,107,858	$1,454,714
Outstanding units
Policy owners	49,827	75,921	726,226	63,241	164,039	23,260	1,212,613	360,042
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	6.26	-	-	-	10.49	4.51
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	4.94	-	-	-	8.18	3.66
Survivorship Variable Universal Life	-	-	-	-	5.16	-	8.54	-
Variable Universal Life	-	-	-	-	4.89	-	8.09	-
Strategic Variable Life® Plus	-	-	5.19	-	-	-	9.03	3.88
Survivorship Variable Universal Life II	-	-	-	-	5.16	-	8.54	-
Variable Universal Life II
Tier 1	-	-	-	-	4.72	-	7.81	-
Tier 2	-	-	-	-	4.64	-	6.60	-
VUL GuardSM
Tier 1	-	-	-	-	4.94	-	8.17	-
Tier 2	-	-	-	-	4.26	-	6.06	-
Tier 3	-	-	-	-	4.08	-	5.80	-
Tier 4	-	-	-	-	4.15	-	5.90	-
Tier 5	-	-	-	-	4.45	-	6.32	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	4.01	-	6.84	-
Tier 2	-	-	-	-	4.07	-	6.95	-
Tier 3	-	-	-	-	4.14	-	7.06	-
Tier 4	-	-	-	-	4.14	-	7.06	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	-
MassMutual ElectrumSM	2.78	1.53	2.10	1.50	-	1.30	-	-
APEX VUL	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

F-12

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

				MML
			MML	American Funds	MML	MML	MML
	MFS®	MFS®	Aggressive	Core	American Funds	American Funds	Balanced	MML
	Utilities	Value	Allocation	Allocation	Growth	International	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	315	7,541	383,453	29,047	7,486	3,009	212,773	1,345,006
Identified cost	$10,512	$142,327	$3,670,186	$341,465	$109,260	$31,077	$2,074,621	$28,775,899
Value	$11,119	$153,828	$4,056,929	$353,214	$146,356	$32,556	$2,195,820	$33,347,893
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	1	-	-	-	-
Total assets	11,119	153,828	4,056,929	353,215	146,356	32,556	2,195,820	33,347,893
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	30	-	-	-	25	48
NET ASSETS	$11,119	$153,828	$4,056,899	$353,215	$146,356	$32,556	$2,195,795	$33,347,845
Outstanding units
Policy owners	7,984	117,320	1,265,727	259,913	58,532	20,660	1,031,245	7,377,933
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$11.69
Large Case Variable Life Plus	-	-	-	-	-	-	-	9.68
Strategic Variable Life®	-	-	-	-	-	-	-	5.70
Variable Life Select	-	-	-	-	-	-	-	5.32
Strategic Group Variable Universal Life®	-	-	2.17	-	-	-	1.76	-
Survivorship Variable Universal Life	-	-	-	-	-	-	-	3.60
Variable Universal Life	-	-	-	-	-	-	-	3.27
Strategic Variable Life® Plus	-	-	-	-	-	-	-	3.21
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	3.45
Variable Universal Life II
Tier 1	-	-	-	-	-	-	-	3.23
Tier 2	-	-	-	-	-	-	-	3.68
VUL GuardSM
Tier 1	-	-	-	-	-	-	-	3.85
Tier 2	-	-	-	-	-	-	-	3.38
Tier 3	-	-	-	-	-	-	-	3.24
Tier 4	-	-	-	-	-	-	-	3.29
Tier 5	-	-	-	-	-	-	-	3.53
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-	-	-	3.15
Tier 2	-	-	-	-	-	-	-	3.20
Tier 3	-	-	-	-	-	-	-	3.26
Tier 4	-	-	-	-	-	-	-	3.26
Variable Universal Life III
Tier 1	-	-	3.47	-	-	-	2.57	-
Tier 2	-	-	3.51	-	-	-	2.60	-
Tier 3	-	-	3.55	-	-	-	2.63	-
Tier 4	-	-	3.71	-	-	-	2.74	-
Strategic Group Variable Universal Life® II	-	-	1.63	1.55	2.69	1.58	1.44	1.64
MassMutual ElectrumSM	1.39	1.31	1.40	1.35	2.19	1.34	1.30	1.42
APEX VUL	-	-	1.05	1.03	1.09	1.08	1.03	1.03

See Notes to Financial Statements.

F-13

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
ASSETS
Investments
Number of shares	847,903	185,781	3,427	3,430,283	150,420	142,779	3,300,729	111
Identified cost	$14,356,650	$1,815,467	$34,856	$83,906,698	$1,495,497	$4,098,695	$88,169,224	$3,193
Value	$17,390,496	$1,920,977	$35,776	$85,886,520	$1,546,321	$4,150,582	$95,853,160	$3,222
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	17,390,496	1,920,977	35,776	85,886,520	1,546,321	4,150,582	95,853,160	3,222
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	52	10	-	91	29	14	91	1
NET ASSETS	$17,390,444	$1,920,967	$35,776	$85,886,429	$1,546,292	$4,150,568	$95,853,069	$3,221
Outstanding units
Policy owners	4,378,157	1,027,526	30,457	20,335,113	687,283	2,542,413	22,938,054	3,066
UNIT VALUE
Variable Life Plus	$-	$-	$-	$11.14	$-	$-	$3.29	$-
Large Case Variable Life Plus	-	-	-	9.06	-	-	7.80	-
Strategic Variable Life®	2.87	-	-	5.09	-	-	6.39	-
Variable Life Select	-	-	-	4.72	-	-	3.53	-
Strategic Group Variable Universal Life®	3.65	1.67	-	2.14	-	-	4.80	-
Survivorship Variable Universal Life	4.20	-	-	2.74	-	-	4.49	-
Variable Universal Life	2.94	-	-	2.51	-	-	3.83	-
Strategic Variable Life® Plus	2.70	-	-	2.44	-	-	3.64	-
Survivorship Variable Universal Life II	3.13	-	-	2.73	-	-	3.45	-
Variable Universal Life II
Tier 1	3.65	-	-	2.43	-	-	3.60	-
Tier 2	5.49	-	-	3.20	-	-	4.67	-
VUL GuardSM
Tier 1	5.89	-	-	3.55	-	-	5.14	-
Tier 2	5.04	-	-	2.94	-	-	4.29	-
Tier 3	4.83	-	-	2.82	-	-	4.11	-
Tier 4	4.91	-	-	2.87	-	-	4.18	-
Tier 5	5.26	-	-	3.07	-	-	4.48	-
Survivorship VUL GuardSM
Tier 1	4.96	-	-	2.66	-	-	3.98	-
Tier 2	5.04	-	-	2.70	-	-	4.04	-
Tier 3	5.12	-	-	2.74	-	-	4.11	-
Tier 4	5.12	-	-	2.74	-	-	4.11	-
Variable Universal Life III
Tier 1	7.09	2.38	-	3.13	3.02	-	4.48	-
Tier 2	7.18	2.41	-	3.16	3.05	-	4.53	-
Tier 3	7.26	2.44	-	3.20	3.09	-	4.59	-
Tier 4	7.58	2.54	-	3.34	3.22	-	4.78	-
Strategic Group Variable Universal Life® II	2.44	1.40	1.23	1.48	1.56	-	-	-
MassMutual ElectrumSM	2.05	1.27	1.14	1.27	1.28	1.63	-	-
APEX VUL	1.04	1.03	1.01	1.04	1.04	-	-	1.05

See Notes to Financial Statements.

F-14

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Equity	Value	Global	Global	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Service Class I)	(Class II)
ASSETS
Investments
Number of shares	47,278	31,864	85,895	8,088	3,433	33,454	63,066	500,174
Identified cost	$299,757	$283,740	$900,883	$90,085	$44,998	$406,243	$1,151,084	$4,412,236
Value	$342,769	$319,279	$921,656	$93,987	$47,922	$478,731	$1,294,751	$4,691,632
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	342,769	319,279	921,656	93,987	47,922	478,731	1,294,751	4,691,632
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	23	-	-	-	21	20	17
NET ASSETS	$342,768	$319,256	$921,656	$93,987	$47,922	$478,710	$1,294,731	$4,691,615
Outstanding units
Policy owners	206,972	184,216	498,713	65,496	32,923	135,298	321,231	1,531,939
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	2.02
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Tier 5	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM	-	-	-	-	-	-	-	-
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Variable Universal Life III	-	-	-	-	-	-	-	-
Tier 1	-	1.80	-	-	-	3.74	4.09	3.11
Tier 2	-	1.82	-	-	-	3.79	4.14	3.15
Tier 3	-	1.84	-	-	-	3.83	4.20	3.18
Tier 4	-	1.92	-	-	-	4.00	4.38	3.32
Strategic Group Variable Universal Life® II	2.05	1.21	2.12	1.44	-	1.75	1.90	1.56
MassMutual ElectrumSM	1.62	1.09	1.82	1.23	1.46	-	1.58	1.36
APEX VUL	1.03	1.07	1.04	1.04	-	1.06	1.05	1.04

See Notes to Financial Statements.

F-15

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	Large Cap	Managed	Managed	Mid Cap
	Yield	& Growth	and Income	Equity	Growth	Bond	Volatility	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	11,207	71,741	469,755	3,272	7,403	2,829,773	754,559	157,546
Identified cost	$112,291	$637,791	$4,864,324	$32,848	$79,573	$35,417,987	$9,259,003	$2,442,880
Value	$113,187	$717,413	$5,359,897	$32,658	$103,492	$38,464,008	$10,400,603	$2,851,586
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	113,187	717,413	5,359,897	32,658	103,492	38,464,008	10,400,603	2,851,586
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	33	93	-	-	100	78	20
NET ASSETS	$113,187	$717,380	$5,359,804	$32,658	$103,492	$38,463,908	$10,400,525	$2,851,566
Outstanding units
Policy owners	81,248	359,473	2,877,526	24,128	46,223	13,886,442	4,702,318	676,628
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$6.27	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	5.50	-	-
Strategic Variable Life®	-	-	-	-	-	3.51	-	-
Variable Life Select	-	-	-	-	-	3.33	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	2.48	-	-
Survivorship Variable Universal Life	-	-	2.02	-	-	2.85	2.26	-
Variable Universal Life	-	-	1.91	-	-	2.58	2.13	-
Strategic Variable Life® Plus	-	-	-	-	-	2.58	1.89	-
Survivorship Variable Universal Life II	-	-	2.02	-	-	2.75	2.26	-
Variable Universal Life II
Tier 1	-	-	1.84	-	-	2.23	2.01	-
Tier 2	-	-	1.88	-	-	2.10	2.35	-
VUL GuardSM
Tier 1	-	-	1.85	-	-	2.02	2.65	-
Tier 2	-	-	1.72	-	-	1.93	2.16	-
Tier 3	-	-	1.65	-	-	1.85	2.07	-
Tier 4	-	-	1.68	-	-	1.88	2.10	-
Tier 5	-	-	1.80	-	-	2.02	2.25	-
Survivorship VUL GuardSM
Tier 1	-	-	1.61	-	-	1.81	1.96	-
Tier 2	-	-	1.64	-	-	1.84	1.99	-
Tier 3	-	-	1.67	-	-	1.87	2.02	-
Tier 4	-	-	1.67	-	-	1.87	2.02	-
Variable Universal Life III
Tier 1	-	2.89	1.69	-	-	1.71	2.18	6.47
Tier 2	-	2.93	1.71	-	-	1.73	2.21	6.55
Tier 3	-	2.96	1.73	-	-	1.75	2.23	6.63
Tier 4	-	3.09	1.81	-	-	1.82	2.33	6.92
Strategic Group Variable Universal Life® II	1.39	1.53	1.29	1.35	2.24	1.26	1.29	2.12
MassMutual ElectrumSM	1.17	1.25	1.21	1.13	1.93	1.20	1.19	1.77
APEX VUL	1.03	1.05	1.02	1.07	1.04	1.01	1.02	1.06

See Notes to Financial Statements.

F-16

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

								MML
	MML	MML	MML	MML	MML	MML	MML	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging
	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	112,180	167,030	1,340	2,542,605	1,240,962	8,579	74,006	8,201
Identified cost	$1,063,257	$1,722,979	$13,129	$23,671,222	$17,305,799	$123,300	$726,449	$92,775
Value	$1,187,982	$1,810,599	$13,182	$28,249,540	$20,925,551	$130,835	$809,622	$118,338
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	1,187,982	1,810,599	13,182	28,249,540	20,925,551	130,835	809,622	118,338
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	22	17	-	54	83	-	17	8
NET ASSETS	$1,187,960	$1,810,582	$13,182	$28,249,486	$20,925,468	$130,835	$809,605	$118,330
Outstanding units
Policy owners	362,212	769,964	12,038	6,441,838	4,021,518	96,982	299,300	101,850
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	4.33	-	-	-
Variable Life Select	-	-	-	5.07	-	-	-	-
Strategic Group Variable Universal Life®	-	1.84	-	5.07	-	-	-	1.13
Survivorship Variable Universal Life	-	-	-	4.66	5.93	-	-	-
Variable Universal Life	-	-	-	5.39	4.45	-	-	-
Strategic Variable Life® Plus	-	-	-	5.64	4.07	-	-	-
Survivorship Variable Universal Life II	-	-	-	5.15	4.74	-	-	-
Variable Universal Life II	-	-	-	-	-	-	-	-
Tier 1	-	-	-	4.31	5.35	-	-	-
Tier 2	-	-	-	4.14	5.97	-	-	-
VUL GuardSM
Tier 1	-	-	-	4.87	7.58	-	-	-
Tier 2	-	-	-	3.80	5.48	-	-	-
Tier 3	-	-	-	3.64	5.25	-	-	-
Tier 4	-	-	-	3.70	5.34	-	-	-
Tier 5	-	-	-	3.96	5.72	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	3.72	5.55	-	-	-
Tier 2	-	-	-	3.78	5.64	-	-	-
Tier 3	-	-	-	3.84	5.74	-	-	-
Tier 4	-	-	-	3.84	5.74	-	-	-
Variable Universal Life III
Tier 1	3.84	2.75	-	4.59	5.70	-	3.75	-
Tier 2	3.88	2.78	-	4.65	5.77	-	3.79	-
Tier 3	3.93	2.82	-	4.70	5.84	-	3.84	-
Tier 4	4.10	2.94	-	4.91	6.09	-	4.00	-
Strategic Group Variable Universal Life® II	1.52	1.48	1.13	1.79	2.31	1.67	1.44	1.78
MassMutual ElectrumSM	1.22	1.31	1.09	1.46	1.93	1.29	1.19	1.46
APEX VUL	1.02	1.03	1.01	1.07	1.10	1.07	1.05	1.05

See Notes to Financial Statements.

F-17

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

			PIMCO
	MML	MML	Commodity-	PIMCO				T. Rowe Price
	Total Return	U.S.	RealReturn®	Global Bond	PIMCO	PIMCO	PIMCO	Blue Chip
	Bond	Money Market	Strategy	Opportunities	High Yield	Real Return	Total Return	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	3,564	22,206,430	59,667	18,698	33,206	1,480	15,481	468,444
Identified cost	$39,525	$22,206,021	$345,103	$220,267	$259,901	$20,097	$177,692	$16,956,272
Value	$40,202	$22,206,444	$365,761	$227,934	$265,984	$20,601	$179,429	$23,754,796
Dividends receivable	-	1	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	1	-	-	2	9	-	1	-
Total assets	40,203	22,206,445	365,761	227,936	265,993	20,601	179,430	23,754,796
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	157	22	-	-	-	-	37
NET ASSETS	$40,203	$22,206,288	$365,739	$227,936	$265,993	$20,601	$179,430	$23,754,759
Outstanding units
Policy owners	32,588	18,588,916	432,307	197,425	220,608	17,085	150,514	3,391,891
UNIT VALUE
Variable Life Plus	$-	$2.17	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	1.90	-	-	-	-	-	-
Strategic Variable Life®	-	1.56	-	-	-	-	-	-
Variable Life Select	-	1.46	-	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	1.37	-	-	-	-	-	7.85
Variable Universal Life	-	1.24	-	-	-	-	-	7.44
Strategic Variable Life® Plus	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	1.26	-	-	-	-	-	7.85
Variable Universal Life II
Tier 1	-	1.08	-	-	-	-	-	7.18
Tier 2	-	1.15	-	-	-	-	-	6.91
VUL GuardSM
Tier 1	-	1.10	-	-	-	-	-	7.51
Tier 2	-	1.06	-	-	-	-	-	6.35
Tier 3	-	1.01	-	-	-	-	-	6.08
Tier 4	-	1.03	-	-	-	-	-	6.19
Tier 5	-	1.10	-	-	-	-	-	6.62
Survivorship VUL GuardSM
Tier 1	-	1.03	-	-	-	-	-	6.03
Tier 2	-	1.05	-	-	-	-	-	6.13
Tier 3	-	1.07	-	-	-	-	-	6.23
Tier 4	-	1.07	-	-	-	-	-	6.23
Variable Universal Life III
Tier 1	-	0.96	0.83	-	-	-	-	-
Tier 2	-	0.97	0.84	-	-	-	-	-
Tier 3	-	0.98	0.85	-	-	-	-	-
Tier 4	-	1.02	0.88	-	-	-	-	-
Strategic Group Variable Universal Life® II	1.25	1.04	-	-	-	-	-	-
MassMutual ElectrumSM	1.19	1.04	1.05	1.15	1.21	1.21	1.19	-
APEX VUL	1.00	1.00	-	-	-	-	-	-

See Notes to Financial Statements.

F-18

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Templeton	Vanguard VIF	Vanguard VIF
	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global	Global Bond	Mid Cap
	Equity Income	Bond	Growth	Growth	VIP	Bond VIP	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	718,844	21,454	2,107,702	114,204	854,085	2,966	130	220
Identified cost	$18,727,118	$101,822	$58,054,589	$3,361,943	$11,292,029	$44,243	$2,916	$5,651
Value	$18,840,900	$107,271	$70,544,784	$4,529,313	$11,342,252	$42,977	$2,918	$5,681
Dividends receivable	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	18,840,900	107,271	70,544,784	4,529,313	11,342,252	42,977	2,918	5,681
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	62	6	73	11	76	-	-	1
NET ASSETS	$18,840,838	$107,265	$70,544,711	$4,529,302	$11,342,176	$42,977	$2,918	$5,680
Outstanding units
Policy owners	5,467,518	96,431	8,662,009	810,125	5,834,770	43,761	2,914	5,400
UNIT VALUE
Variable Life Plus	$-	$-	$7.08	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	-	-	11.03	6.91	-	-	-	-
Variable Life Select	-	-	8.78	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	8.75	5.38	-	-	-	-
Survivorship Variable Universal Life	3.85	-	10.67	-	1.94	-	-	-
Variable Universal Life	3.65	-	9.65	-	1.71	-	-	-
Strategic Variable Life® Plus	-	1.76	9.52	5.80	-	-	-	-
Survivorship Variable Universal Life II	3.85	-	7.74	-	1.82	-	-	-
Variable Universal Life II
Tier 1	3.52	-	7.02	-	1.69	-	-	-
Tier 2	3.38	-	7.46	-	2.11	-	-	-
VUL GuardSM
Tier 1	3.68	-	8.95	-	2.50	-	-	-
Tier 2	3.10	-	6.85	-	1.94	-	-	-
Tier 3	2.97	-	6.56	-	1.85	-	-	-
Tier 4	3.02	-	6.67	-	1.89	-	-	-
Tier 5	3.24	-	7.15	-	2.02	-	-	-
Survivorship VUL GuardSM
Tier 1	2.75	-	-	-	1.75	-	-	-
Tier 2	2.80	-	-	-	1.78	-	-	-
Tier 3	2.85	-	-	-	1.81	-	-	-
Tier 4	2.85	-	-	-	1.81	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life® II	-		-	-	-	-	-	-
MassMutual ElectrumSM	-	1.11	-	-	-	0.98	-	-
APEX VUL	-	-	-	-	-	-	1.00	1.05

See Notes to Financial Statements.

F-19

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2020

					VY®
		Voya	Voya	Voya	Clarion
	Vanguard VIF	International	Russell™	Russell™	Global
	Real Estate	Index	Mid Cap Index	Small Cap Index	Real Estate
	Index	Division	Division	Division	Division
ASSETS
Investments
Number of shares	404	134,577	114,165	23,835	48,613
Identified cost	$4,954	$1,305,964	$1,219,864	$281,511	$533,479
Value	$5,023	$1,481,691	$1,486,423	$366,825	$510,437
Dividends receivable	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	3	-	-	-
Total assets	5,023	1,481,694	1,486,423	366,825	510,437
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	1	-	4	1	29
NET ASSETS	$5,022	$1,481,694	$1,486,419	$366,824	$510,408
Outstanding units
Policy owners	4,937	1,211,566	996,375	255,930	223,661
UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-
Variable Life Select	-	-	-	-	-
Strategic Group Variable Universal Life®	-	-	-	-	-
Survivorship Variable Universal Life	-	-	-	-	-
Variable Universal Life	-	-	-	-	-
Strategic Variable Life® Plus	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-
Variable Universal Life II
Tier 1	-	-	-	-	-
Tier 2	-	-	-	-	-
VUL GuardSM
Tier 1	-	-	-	-	-
Tier 2	-	-	-	-	-
Tier 3	-	-	-	-	-
Tier 4	-	-	-	-	-
Tier 5	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	-	-	-	-	-
Tier 2	-	-	-	-	-
Tier 3	-	-	-	-	-
Tier 4	-	-	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	2.22
Tier 2	-	-	-	-	2.25
Tier 3	-	-	-	-	2.28
Tier 4	-	-	-	-	2.38
Strategic Group Variable Universal Life® II	-	-	-	-	-
MassMutual ElectrumSM	-	1.22	1.49	1.43	-
APEX VUL	1.02	-	-	-	-

See Notes to Financial Statements.

F-20

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2020

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$556,366	$1,146	$986	$287,687	$381,365	$528,881	$6,296

Expenses
Mortality and expense risk fees	1,876	118,241	191	1,240	62,244	97,024	176,210	289

Net investment income (loss)	(1,876)	438,125	955	(254)	225,443	284,341	352,671	6,007

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	5,549	344,845	4,115	524	184,394	398,771	642,231	(1,316)
Realized gain distribution	80,012	1,437,507	-	2,975	327,470	103,371	1,021,748	-
Realized gain (loss)	85,561	1,782,352	4,115	3,499	511,864	502,142	1,663,979	(1,316)

Change in net unrealized appreciation/depreciation of investments	209,956	955,405	2,111	47,272	(730,064)	1,856,952	2,934,933	6,399

Net gain (loss) on investments	295,517	2,737,757	6,226	50,771	(218,200)	2,359,094	4,598,912	5,083

Net increase (decrease) in net assets resulting from operations	293,641	3,175,882	7,181	50,517	7,243	2,643,435	4,951,583	11,090

Capital transactions:
Transfer of net premiums	61,282	1,260,012	32,695	-	624,602	1,149,222	1,645,255	50,929
Transfers due to death benefits	-	(154,107)	-	-	(25,815)	(38,666)	(87,957)	-
Transfers due to withdrawal of funds	(403)	(1,559,802)	1,370	-	(420,496)	(575,510)	(1,389,476)	5,781
Transfers due to policy loans, net of repayments	-	(361,058)	-	-	(168,769)	(160,884)	(675,071)	-
Transfers due to charges for administrative and insurance costs	(8,457)	(931,555)	(1,518)	(2,349)	(399,616)	(852,556)	(1,253,578)	(2,351)
Transfers between divisions and to/from Guaranteed Principal Account	(44,981)	(99,057)	788	-	(85,475)	183,329	(79,755)	(1,541)

Net increase (decrease) in net assets resulting from capital transactions	7,441	(1,845,567)	33,335	(2,349)	(475,569)	(295,065)	(1,840,582)	52,818
Total increase (decrease)	301,082	1,330,315	40,516	48,168	(468,326)	2,348,370	3,111,001	63,908

NET ASSETS, at beginning of the year	694,663	30,738,840	49,510	203,381	14,599,998	22,695,282	40,028,763	73,277

NET ASSETS, at end of the year	$995,745	$32,069,155	$90,026	$251,549	$14,131,672	$25,043,652	$43,139,764	$137,185

See Notes to Financial Statements.

F-21

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	BlackRock	BlackRock	BNY Mellon	Delaware VIP®	Delaware VIP®	DWS	Eaton Vance VT	Fidelity®
	Small Cap Index	Total Return	MidCap	Emerging	Small Cap	Small Cap	Floating-Rate	VIP
	V.I.	V.I.	Stock	Markets	Value	Index	Income	Bond Index
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$6	$8,622	$252	$530	$19	$91,963	$2,591	$2

Expenses
Mortality and expense risk fees	1	986	148	258	27	33,373	184	-

Net investment income (loss)	5	7,636	104	272	(8)	58,590	2,407	2

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3)	4,658	(13,952)	8,139	947	47,101	(224)	(3)
Realized gain distribution	14	21,047	-	1,987	109	851,032	-	-
Realized gain (loss)	11	25,705	(13,952)	10,126	1,056	898,133	(224)	(3)
Change in net unrealized appreciation/depreciation of investments	(22)	(1,118)	9,772	25,148	4,088	788,105	2,265	3

Net gain (loss) on investments	(11)	24,587	(4,180)	35,274	5,144	1,686,238	2,041	-

Net increase (decrease) in net assets resulting from operations	(6)	32,223	(4,076)	35,546	5,136	1,744,828	4,448	2

Capital transactions:
Transfer of net premiums	3,043	65,893	-	39,083	18,478	407,858	27,058	2,822
Transfers due to death benefits	-	-	-	-	-	(12,494)	-	-
Transfers due to withdrawal of funds	(37)	169	342	6,359	16	(350,743)	2,557	3
Transfers due to policy loans, net of repayments	-	-	-	-	-	(137,305)	-	-
Transfers due to charges for administrative and insurance costs	(299)	(8,289)	(2,008)	(2,017)	(1,827)	(270,131)	(1,413)	(208)
Transfers between divisions and to/from Guaranteed Principal Account	3,086	24,398	84,849	2,273	509	72,613	28,415	270

Net increase (decrease) in net assets resulting from capital transactions	5,793	82,171	83,183	45,698	17,176	(290,202)	56,617	2,887
Total increase (decrease)	5,787	114,394	79,107	81,244	22,312	1,454,626	61,065	2,889

NET ASSETS, at beginning of the year	-	329,864	-	70,248	2,476	9,231,210	45,751	-

NET ASSETS, at end of the year	$5,787	$444,258	$79,107	$151,492	$24,788	$10,685,836	$106,816	$2,889

See Notes to Financial Statements.

F-22

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

			Fidelity®
	Fidelity®	Fidelity®	VIP	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	Extended	VIP	VIP	VIP	VIP	VIP
	Contrafund®	Contrafund®	Market Index	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040
	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial)	(Service)
Investment Income
Dividends	$203,975	$10,492	$-	$170	$1,357	$159	$5,158	$427

Expenses
Mortality and expense risk fees	372,339	53,110	-	34	207	16	722	79

Net investment income (loss)	(168,364)	(42,618)	-	136	1,150	143	4,436	348

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,311,817	182,339	(19)	(482)	(657)	516	(18,582)	(190)
Realized gain distribution	413,348	35,840	-	932	3,120	82	13,693	1,146
Realized gain (loss)	3,725,165	218,179	(19)	450	2,463	598	(4,889)	956

Change in net unrealized appreciation/depreciation of investments	18,362,549	1,781,651	21	1,048	13,130	1,440	39,534	8,284

Net gain (loss) on investments	22,087,714	1,999,830	2	1,498	15,593	2,038	34,645	9,240

Net increase (decrease) in net assets resulting from operations	21,919,350	1,957,212	2	1,634	16,743	2,181	39,081	9,588

Capital transactions:
Transfer of net premiums	3,807,628	293,239	2,822	1,516	36,462	13,072	207,439	28,632
Transfers due to death benefits	(290,081)	(35,722)	-	-	-	-	-	-
Transfers due to withdrawal of funds	(2,730,348)	(510,300)	(14)	1	281	14	2	19
Transfers due to policy loans, net of repayments	(1,748,939)	(2,751)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(2,797,098)	(169,176)	(208)	(741)	(5,982)	(1,367)	(7,038)	(1,886)
Transfers between divisions and to/from Guaranteed Principal Account	1,443,737	56,852	-	12,436	182,073	1,428	4,961	(3,495)

Net increase (decrease) in net assets resulting from capital transactions	(2,315,101)	(367,858)	2,600	13,212	212,834	13,147	205,364	23,270
Total increase (decrease)	19,604,249	1,589,354	2,602	14,846	229,577	15,328	244,445	32,858

NET ASSETS, at beginning of the year	75,526,172	6,785,433	-	-	-	-	291,049	19,443

NET ASSETS, at end of the year	$95,130,421	$8,374,787	$2,602	$14,846	$229,577	$15,328	$535,494	$52,301

See Notes to Financial Statements.

F-23

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

			Fidelity®		Fidelity®	Franklin Mutual	Franklin	Goldman
	Fidelity®	Fidelity®	VIP	Fidelity®	VIP	Global	Small Cap	Sachs
	VIP	VIP	International	VIP	Total Market	Discovery	Value	Core Fixed
	Freedom 2050	Growth	Index	Real Estate	Index	VIP	VIP	Income
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$112	$154	$16	$2,337	$34	$33	$189,431	$10,844

Expenses
Mortality and expense risk fees	16	1,476	1	261	2	3	61,076	1,354

Net investment income (loss)	96	(1,322)	15	2,076	32	30	128,355	9,490

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,049	6,475	17	(21,854)	-	(40)	(1,744,682)	4,394
Realized gain distribution	92	24,797	-	4,055	-	27	805,702	5,202
Realized gain (loss)	1,141	31,272	17	(17,799)	-	(13)	(938,980)	9,596

Change in net unrealized appreciation/depreciation of investments	1,606	89,184	70	6,649	76	(2)	1,517,991	27,211

Net gain (loss) on investments	2,747	120,456	87	(11,150)	76	(15)	579,011	36,807

Net increase (decrease) in net assets resulting from operations	2,843	119,134	102	(9,074)	108	15	707,366	46,297

Capital transactions:
Transfer of net premiums	13,527	32,440	3,078	35,203	3,184	-	781,493	29,374
Transfers due to death benefits	-	(3,604)	-	-	-	-	(29,706)	-
Transfers due to withdrawal of funds	19	(284)	11	4,537	(24)	(9)	(438,932)	54
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	(208,089)	-
Transfers due to charges for administrative and insurance costs	(1,387)	(8,665)	(227)	(2,652)	(361)	(47)	(447,255)	(7,329)
Transfers between divisions and to/from Guaranteed Principal Account	(373)	108,877	3,501	60,672	5,059	1,956	171,289	148,529

Net increase (decrease) in net assets resulting from capital transactions	11,786	128,764	6,363	97,760	7,858	1,900	(171,200)	170,628
Total increase (decrease)	14,629	247,898	6,465	88,686	7,966	1,915	536,166	216,925

NET ASSETS, at beginning of the year	-	188,085	-	39,801	-	-	14,844,653	417,527

NET ASSETS, at end of the year	$14,629	$435,983	$6,465	$128,487	$7,966	$1,915	$15,380,819	$634,452

See Notes to Financial Statements.

F-24

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	Goldman Sachs International Equity Insights Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division	Goldman Sachs U.S. Equity Insights Division	Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Conservative Balanced Division
Investment Income
Dividends	$1,784	$85	$9,717	$38	$8,961	$1,184	$-	$40,594

Expenses
Mortality and expense risk fees	758	20	8,784	31	37,454	787	352,384	14,225

Net investment income (loss)	1,026	65	933	7	(28,493)	397	(352,384)	26,369

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,089)	(285)	102,894	(53)	(85,223)	3,108	4,687,113	22,685
Realized gain distribution	-	112	24,681	236	878,278	5,951	11,899,125	45,107
Realized gain (loss)	(11,089)	(173)	127,575	183	793,055	9,059	16,586,238	67,792

Change in net unrealized appreciation/depreciation of investments	16,357	257	1,768	3,125	2,640,841	12,404	9,038,853	163,097

Net gain (loss) on investments	5,268	84	129,343	3,308	3,433,896	21,463	25,625,091	230,889

Net increase (decrease) in net assets resulting from operations	6,294	149	130,276	3,315	3,405,403	21,860	25,272,707	257,258

Capital transactions:
Transfer of net premiums	8,589	94	7,074	9,672	261,774	-	3,052,124	93,222
Transfers due to death benefits	(39,781)	-	(32,884)	-	(18,604)	-	(457,355)	(2,386)
Transfers due to withdrawal of funds	(1,757)	(1)	(2,478)	53	(192,584)	(1)	(5,571,027)	(41,974)
Transfers due to policy loans, net of repayments	-	-	-	-	(133,192)	-	(1,440,206)	(4,457)
Transfers due to charges for administrative and insurance costs	(3,544)	(840)	(17,541)	(650)	(298,326)	(4,721)	(2,673,539)	(50,402)
Transfers between divisions and to/from Guaranteed Principal Account	2,971	-	(794,639)	-	(241,798)	-	(1,519,891)	77,216

Net increase (decrease) in net assets resulting from capital transactions	(33,522)	(747)	(840,468)	9,075	(622,730)	(4,722)	(8,609,894)	71,219
Total increase (decrease)	(27,228)	(598)	(710,192)	12,390	2,782,673	17,138	16,662,813	328,477

NET ASSETS, at beginning of the year	153,804	7,278	2,461,947	7,991	8,967,076	134,986	74,819,293	1,796,954

NET ASSETS, at end of the year	$126,576	$6,680	$1,751,755	$20,381	$11,749,749	$152,124	$91,482,106	$2,125,431

See Notes to Financial Statements.

F-25

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Strategic Income Division	Invesco Oppenheimer V.I. Government Money Division	Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. Main Street Division	Invesco Oppenheimer V.I. Main Street Small Cap Division	Invesco Oppenheimer V.I. Total Return Bond Division
Investment Income
Dividends	$24,637	$714,364	$1,275,389	$8,081	$248,129	$419,742	$17,437	$483,081

Expenses
Mortality and expense risk fees	320,115	447,884	98,364	26,535	134,166	116,749	18,391	73,770

Net investment income (loss)	(295,478)	266,480	1,177,025	(18,454)	113,963	302,993	(954)	409,311

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,520,739	1,991,833	(432,945)	-	582,789	403,726	(52,299)	168,760
Realized gain distribution	5,136,080	3,722,045	-	-	366,484	2,764,246	39,495	-
Realized gain (loss)	8,656,819	5,713,878	(432,945)	-	949,273	3,167,972	(12,804)	168,760

Change in net unrealized appreciation/depreciation of investments	14,540,676	20,462,629	(116,243)	-	4,275,117	167,430	548,218	685,555

Net gain (loss) on investments	23,197,495	26,176,507	(549,188)	-	5,224,390	3,335,402	535,414	854,315

Net increase (decrease) in net assets resulting from operations	22,902,017	26,442,987	627,837	(18,454)	5,338,353	3,638,395	534,460	1,263,626

Capital transactions:
Transfer of net premiums	2,282,355	3,726,307	1,818,248	809,016	2,077,944	1,300,300	228,237	1,378,063
Transfers due to death benefits	(165,169)	(381,838)	(81,437)	(13,042)	(31,878)	(128,013)	-	(50,479)
Transfers due to withdrawal of funds	(3,574,741)	(3,159,032)	(757,665)	(420,342)	(650,431)	(1,805,057)	(185,204)	(315,297)
Transfers due to policy loans, net of repayments	(1,137,915)	(1,156,981)	(333,891)	(14,962)	(424,063)	(391,262)	(11,363)	(110,545)
Transfers due to charges for administrative and insurance costs	(1,930,066)	(2,976,866)	(1,041,290)	(88,863)	(849,189)	(1,051,470)	(75,713)	(583,768)
Transfers between divisions and to/from Guaranteed Principal Account	143,409	(1,115,798)	235,598	(237,106)	209,152	(378,314)	(14,938)	786,002

Net increase (decrease) in net assets resulting from capital transactions	(4,382,127)	(5,064,208)	(160,437)	34,701	331,535	(2,453,816)	(58,981)	1,103,976
Total increase (decrease)	18,519,890	21,378,779	467,400	16,247	5,669,888	1,184,579	475,479	2,367,602

NET ASSETS, at beginning of the year	60,331,547	102,363,468	22,295,339	3,673,096	25,318,416	30,111,174	2,894,554	13,725,099

NET ASSETS, at end of the year	$78,851,437	$123,742,247	$22,762,739	$3,689,343	$30,988,304	$31,295,753	$3,370,033	$16,092,701

See Notes to Financial Statements.

F-26

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	Invesco V.I. Comstock Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Real Estate Division	Invesco V.I. Health Care Division	Invesco V.I. International Growth Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Ivy VIP Asset Strategy Division
								(Class II)
Investment Income
Dividends	$847	$66,965	$365	$12,822	$51	$-	$-	$1,448

Expenses
Mortality and expense risk fees	66	9,265	9	18,700	4	-	25,175	446

Net investment income (loss)	781	57,700	356	(5,878)	47	-	(25,175)	1,002

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(427)	(22,669)	258	90,079	(6)	(1)	534,016	-
Realized gain distribution	930	55,691	204	97,607	49	2	570,294	1,178
Realized gain (loss)	503	33,022	462	187,686	43	1	1,104,310	1,178

Change in net unrealized appreciation/depreciation of investments	3,569	(98,254)	59	370,542	261	7	1,265,738	7,218

Net gain (loss) on investments	4,072	(65,232)	521	558,228	304	8	2,370,048	8,396

Net increase (decrease) in net assets resulting from operations	4,853	(7,532)	877	552,350	351	8	2,344,873	9,398

Capital transactions:
Transfer of net premiums	20,833	156,017	8,106	335,343	-	-	407,550	8,676
Transfers due to death benefits	-	(7,284)	-	(5,497)	-	-	(9,835)	-
Transfers due to withdrawal of funds	(34)	(72,587)	9	(78,660)	(4)	-	(195,410)	31
Transfers due to policy loans, net of repayments	-	(39,525)	-	(40,624)	-	-	(89,097)	-
Transfers due to charges for administrative and insurance costs	(1,771)	(103,374)	(839)	(176,913)	(77)	(1)	(260,863)	(450)
Transfers between divisions and to/from Guaranteed Principal Account	-	73,739	1,659	(2,243)	2,406	48	79,629	-

Net increase (decrease) in net assets resulting from capital transactions	19,028	6,986	8,935	31,406	2,325	47	(68,026)	8,257
Total increase (decrease)	23,881	(546)	9,812	583,756	2,676	55	2,276,847	17,655

NET ASSETS, at beginning of the year	15,400	2,338,701	-	3,946,910	-	-	5,161,971	62,237

NET ASSETS, at end of the year	$39,281	$2,338,155	$9,812	$4,530,666	$2,676	$55	$7,438,818	$79,892

See Notes to Financial Statements.

F-27

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	Ivy VIP Science and Technology Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$-	$3,485	$91,351	$69,121	$488	$71,900	$1,509	$-

Expenses
Mortality and expense risk fees	41	1,159	27,737	103,422	1,920	40,665	1,470	19

Net investment income (loss)	(41)	2,326	63,614	(34,301)	(1,432)	31,235	39	(19)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	55	2,701	317,261	1,029,992	4,042	322,722	725	-
Realized gain distribution	2,297	3,063	90,676	1,788,907	22,364	520,630	14,634	-
Realized gain (loss)	2,352	5,764	407,937	2,818,899	26,406	843,352	15,359	-

Change in net unrealized appreciation/depreciation of investments	2,739	17,161	326,268	5,866,522	75,554	1,002,951	36,797	3,057

Net gain (loss) on investments	5,091	22,925	734,205	8,685,421	101,960	1,846,303	52,156	3,057

Net increase (decrease) in net assets resulting from operations	5,050	25,251	797,819	8,651,120	100,528	1,877,538	52,195	3,038

Capital transactions:
Transfer of net premiums	-	-	267,356	695,677	9,068	467,782	5,104	-
Transfers due to death benefits	-	(6,142)	(11,233)	(78,238)	-	(22,510)	-	-
Transfers due to withdrawal of funds	(7)	(139)	(140,470)	(801,859)	(496)	(345,406)	(9)	(1)
Transfers due to policy loans, net of repayments	-	-	(51,045)	(492,523)	(1,547)	(150,836)	(1,312)	-
Transfers due to charges for administrative and insurance costs	(731)	(3,287)	(218,912)	(717,043)	(6,995)	(337,045)	(925)	(139)
Transfers between divisions and to/from Guaranteed Principal Account	15,933	-	157,531	(66,519)	(112)	(77,397)	1,364	35,220

Net increase (decrease) in net assets resulting from capital transactions	15,195	(9,568)	3,227	(1,460,505)	(82)	(465,412)	4,222	35,080
Total increase (decrease)	20,245	15,683	801,046	7,190,615	100,446	1,412,126	56,417	38,118

NET ASSETS, at beginning of the year	-	195,299	5,954,940	23,845,964	264,895	10,129,324	268,482	-

NET ASSETS, at end of the year	$20,245	$210,982	$6,755,986	$31,036,579	$365,341	$11,541,450	$324,899	$38,118

See Notes to Financial Statements.

F-28

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

		MFS®
	Lord	Blended		MFS®
	Abbett	Research		International	MFS®	MFS®	MFS®
	Developing	Core	MFS®	Intrinsic	Investors	Mid Cap	New	MFS®
	Growth	Equity	Growth	Value	Trust	Value	Discovery	Research
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$1,552	$-	$689	$5,133	$219	$-	$7,267

Expenses
Mortality and expense risk fees	181	228	17,309	157	3,756	29	37,079	6,019

Net investment income (loss)	(181)	1,324	(17,309)	532	1,377	190	(37,079)	1,248

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(63)	(11,015)	376,930	164	27,384	1,578	265,171	3,953
Realized gain distribution	9,765	4,921	201,559	1,388	24,552	741	691,909	40,061
Realized gain (loss)	9,702	(6,094)	578,489	1,552	51,936	2,319	957,080	44,014

Change in net unrealized appreciation/depreciation of investments	32,382	12,490	239,316	12,399	32,253	2,997	1,994,061	121,528

Net gain (loss) on investments	42,084	6,396	817,805	13,951	84,189	5,316	2,951,141	165,542

Net increase (decrease) in net assets resulting from operations	41,903	7,720	800,496	14,483	85,566	5,506	2,914,062	166,790

Capital transactions:
Transfer of net premiums	3,655	19,730	87,374	27,079	27,192	25,828	217,040	13,937
Transfers due to death benefits	-	-	(34,588)	-	-	-	(17,308)	(18,999)
Transfers due to withdrawal of funds	(182)	2,888	(142,887)	86	(15,421)	26	(253,245)	(62,778)
Transfers due to policy loans, net of repayments	-	-	(2,685)	-	(7,501)	-	(60,605)	(4)
Transfers due to charges for administrative and insurance costs	(2,581)	(2,363)	(61,034)	(2,929)	(18,290)	(2,672)	(165,590)	(28,326)
Transfers between divisions and to/from Guaranteed Principal Account	93,350	70,940	(605,451)	34,563	(227,522)	1,454	(152,209)	301,048

Net increase (decrease) in net assets resulting from capital transactions	94,242	91,195	(759,271)	58,799	(241,542)	24,636	(431,917)	204,878
Total increase (decrease)	136,145	98,915	41,225	73,282	(155,976)	30,142	2,482,145	371,668

NET ASSETS, at beginning of the year	2,312	17,246	3,064,314	21,771	926,606	-	6,625,713	1,083,046

NET ASSETS, at end of the year	$138,457	$116,161	$3,105,539	$95,053	$770,630	$30,142	$9,107,858	$1,454,714

See Notes to Financial Statements.

F-29

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

				MML
				American	MML	MML
			MML	Funds	American	American	MML
	MFS®	MFS®	Aggressive	Core	Funds	Funds	Balanced	MML
	Utilities	Value	Allocation	Allocation	Growth	International	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$208	$1,531	$54,840	$3,194	$772	$267	$50,914	$-

Expenses
Mortality and expense risk fees	18	227	17,832	576	639	193	12,151	128,598

Net investment income (loss)	190	1,304	37,008	2,618	133	74	38,763	(128,598)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(19)	-	(176,350)	(199)	732	(32)	(24,657)	626,347
Realized gain distribution	218	4,291	232,770	9,969	11,197	1,482	67,067	1,352,143
Realized gain (loss)	199	4,291	56,420	9,770	11,929	1,450	42,410	1,978,490

Change in net unrealized appreciation/depreciation of investments	484	10,025	372,814	12,314	33,667	2,216	131,069	1,849,260

Net gain (loss) on investments	683	14,316	429,234	22,084	45,596	3,666	173,479	3,827,750

Net increase (decrease) in net assets resulting from operations	873	15,620	466,242	24,702	45,729	3,740	212,242	3,699,152

Capital transactions:
Transfer of net premiums	5,637	-	668,068	151,060	16,860	1,315	316,684	1,583,216
Transfers due to death benefits	-	-	-	-	-	-	-	(173,738)
Transfers due to withdrawal of funds	62	1	(140,431)	(6,869)	147	5	(78,338)	(1,108,511)
Transfers due to policy loans, net of repayments	-	-	(67,131)	-	(218)	-	(16,106)	(183,112)
Transfers due to charges for administrative and insurance costs	(301)	(2,455)	(307,712)	(9,516)	(1,116)	(2)	(106,360)	(1,634,819)
Transfers between divisions and to/from Guaranteed Principal Account	-	104,236	(8,171)	170,211	9,081	-	24,019	(78,335)

Net increase (decrease) in net assets resulting from capital transactions	5,398	101,782	144,623	304,886	24,754	1,318	139,899	(1,595,299)
Total increase (decrease)	6,271	117,402	610,865	329,588	70,483	5,058	352,141	2,103,853

NET ASSETS, at beginning of the year	4,848	36,426	3,446,034	23,627	75,873	27,498	1,843,654	31,243,992

NET ASSETS, at end of the year	$11,119	$153,828	$4,056,899	$353,215	$146,356	$32,556	$2,195,795	$33,347,845

See Notes to Financial Statements.

F-30

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
Investment Income
Dividends	$-	$53,813	$87	$1,767,489	$30,786	$59,179	$1,590,329	$-

Expenses
Mortality and expense risk fees	66,047	12,670	108	354,409	5,703	8,386	411,874	1

Net investment income (loss)	(66,047)	41,143	(21)	1,413,080	25,083	50,793	1,178,455	(1)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	179,516	2,062	281	1,034,770	(117,023)	(177,995)	3,004,591	30
Realized gain distribution	1,243,209	57,328	-	8,582,705	88,097	857,057	20,775,575	-
Realized gain (loss)	1,422,725	59,390	281	9,617,475	(28,926)	679,062	23,780,166	30

Change in net unrealized appreciation/depreciation of investments	2,937,432	108,746	813	(9,225,719)	47,235	(33,303)	(10,251,303)	29

Net gain (loss) on investments	4,360,157	168,136	1,094	391,756	18,309	645,759	13,528,863	59

Net increase (decrease) in net assets resulting from operations	4,294,110	209,279	1,073	1,804,836	43,392	696,552	14,707,318	58

Capital transactions:
Transfer of net premiums	1,633,561	262,745	15,795	3,804,631	178,342	591,638	3,630,398	2,946
Transfers due to death benefits	(33,408)	-	-	(560,844)	(5,672)	-	(344,606)	-
Transfers due to withdrawal of funds	(392,604)	(316,221)	(1)	(2,264,027)	(12,892)	35,894	(4,372,402)	(28)
Transfers due to policy loans, net of repayments	(195,565)	(1,498)	-	(787,973)	(1,363)	-	(454,917)	-
Transfers due to charges for administrative and insurance costs	(574,65)	(62,257)	(828)	(3,617,432)	(91,771)	(51,463)	(2,757,612)	(208)
Transfers between divisions and to/from Guaranteed Principal Account	262,488	(9,104)	9,448	200,049	301,617	(9,541)	317,050	453

Net increase (decrease) in net assets resulting from capital transactions	699,821	(126,335)	24,414	(3,225,596)	368,261	566,528	(3,982,089)	3,163
Total increase (decrease)	4,993,931	82,944	25,487	(1,420,760)	411,653	1,263,080	10,725,229	3,221

NET ASSETS, at beginning of the year	12,396,513	1,838,023	10,289	87,307,189	1,134,639	2,887,488	85,127,840	-

NET ASSETS, at end of the year	$17,390,444	$1,920,967	$35,776	$85,886,429	$1,546,292	$4,150,568	$95,853,069	$3,221

See Notes to Financial Statements.

F-31

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Equity	Value	Global	Global	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Service Class I)	(Class II)
Investment Income
Dividends	$2,337	$8,010	$297	$1,507	$370	$4,198	$9,949	$86,192

Expenses
Mortality and expense risk fees	828	1,202	2,368	886	75	2,260	5,286	22,265

Net investment income (loss)	1,509	6,808	(2,071)	621	295	1,938	4,663	63,927

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	9,082	(25,472)	(6,964)	(32,555)	(214)	(8,439)	(427)	(123,217)
Realized gain distribution	12,815	9,428	93,130	14,120	1,308	15,176	78,999	257,200
Realized gain (loss)	21,897	(16,044)	86,166	(18,435)	1,094	6,737	78,572	133,983

Change in net unrealized appreciation/depreciation of investments	24,567	31,922	66,944	15,506	2,924	49,915	83,275	312,738

Net gain (loss) on investments	46,464	15,878	153,110	(2,929)	4,018	56,652	161,847	446,721

Net increase (decrease) in net assets resulting from operations	47,973	22,686	151,039	(2,308)	4,313	58,590	166,510	510,648

Capital transactions:
Transfer of net premiums	104,447	62,513	50,198	9,011	-	84,098	203,168	881,425
Transfers due to death benefits	-	-	-	-	-	-	-	(4,999)
Transfers due to withdrawal of funds	7,641	(9,570)	(683)	(55,519)	-	(16,474)	(15,452)	(323,053)
Transfers due to policy loans, net of repayments	-	(2,318)	-	(1,366)	-	(2,932)	(8,706)	(17,932)
Transfers due to charges for administrative and insurance costs	(7,077)	(15,133)	(7,147)	(312)	(1,014)	(34,398)	(117,453)	(292,204)
Transfers between divisions and to/from Guaranteed Principal Account	(56,575)	1,511	(46,975)	22	44,623	4,671	30,500	(516,908)

Net increase (decrease) in net assets resulting from capital transactions	48,436	37,003	(4,607)	(48,164)	43,609	34,965	92,057	(273,671)
Total increase (decrease)	96,409	59,689	146,432	(50,472)	47,922	93,555	258,567	236,977

NET ASSETS, at beginning of the year	246,359	259,567	775,224	144,459	-	385,155	1,036,164	4,454,638

NET ASSETS, at end of the year	$342,768	$319,256	$921,656	$93,987	$47,922	$478,710	$1,294,731	$4,691,615

See Notes to Financial Statements.

F-32

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	Large Cap	Managed	Managed	Mid Cap
	Yield	& Growth	and Income	Equity	Growth	Bond	Volatility	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$25	$11,903	$6,192	$825	$287	$35,893	$134,712	$1,752

Expenses
Mortality and expense risk fees	746	2,598	24,279	174	619	142,029	39,981	11,269

Net investment income (loss)	(721)	9,305	(18,087)	651	(332)	(106,136)	94,731	(9,517)

Net realized and unrealized gain (loss) on investmemts
Realized gain (loss) on sale of fund shares	(146)	(63,392)	111,890	(24)	151	121,686	129,780	(38,387)
Realized gain distribution	-	1,675	-	730	3,891	-	-	214,784
Realized gain (loss)	(146)	(61,717)	111,890	706	4,042	121,686	129,780	176,397

Change in net unrealized appreciation/ depreciation of investments	6,197	89,918	451,233	960	19,766	2,630,473	381,310	398,379

Net gain (loss) on investments	6,051	28,201	563,123	1,666	23,808	2,752,159	511,090	574,776

Net increase (decrease) in net assets resulting from operations	5,330	37,506	545,036	2,317	23,476	2,646,023	605,821	565,259

Capital transactions:
Transfer of net premiums	8,343	119,403	314,846	4,151	7,779	1,388,634	550,286	439,794
Transfers due to death benefits	-	-	(360,246)	-	-	(136,945)	(44,481)	(2,521)
Transfers due to withdrawal of funds	(240)	1,790	(200,725)	35	58	(1,017,198)	(236,904)	(38,383)
Transfers due to policy loans, net of repayments	(218)	(1,754)	(128,853)	-	(1,654)	(216,660)	(158,254)	(8,502)
Transfers due to charges for administrative and insurance costs	(128)	(39,227)	(228,128)	(4)	(145)	(1,240,064)	(360,319)	(192,185)
Transfers between divisions and to/from Guaranteed Principal Account	484	110,352	442,336	75	676	218,743	291,719	236,666

Net increase (decrease) in net assets resulting from capital transactions	8,241	190,564	(160,770)	4,257	6,714	(1,003,490)	42,048	434,869
Total increase (decrease)	13,571	228,070	384,266	6,574	30,190	1,642,533	647,868	1,000,128

NET ASSETS, at beginning of the year	99,616	489,310	4,975,538	26,084	73,302	36,821,375	9,752,657	1,851,438

NET ASSETS, at end of the year	$113,187	$717,380	$5,359,804	$32,658	$103,492	$38,463,908	$10,400,525	$2,851,566

See Notes to Financial Statements.

F-33

 Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

								MML
	MML	MML	MML	MML	MML	MML	MML	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging
	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$17,971	$40,353	$-	$119,721	$-	$266	$6,776	$508

Expenses
Mortality and expense risk fees	5,307	9,764	45	95,638	66,167	300	2,808	878

Net investment income (loss)	12,664	30,589	(45)	24,083	(66,167)	(34)	3,968	(370)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(102,735)	(22,375)	183	58,140	17,548	(4,578)	(92,671)	11,968
Realized gain distribution	-	74,997	-	214,841	1,959,947	5,086	28,015	3,243
Realized gain (loss)	(102,735)	52,622	183	272,981	1,977,495	508	(64,656)	15,211

Change in net unrealized appreciation/depreciation of investments	128,432	95,764	138	4,469,457	3,538,479	9,258	118,686	1,945

Net gain (loss) on investments	25,697	148,386	321	4,742,438	5,515,974	9,766	54,030	17,156

Net increase (decrease) in net assets resulting from operations	38,361	178,975	276	4,766,521	5,449,807	9,732	57,998	16,786

Capital transactions:
Transfer of net premiums	218,401	323,374	6,195	1,165,354	805,882	738	170,049	18,634
Transfers due to death benefits	(1,833)	-	-	(96,414)	(30,634)	-	-	-
Transfers due to withdrawal of funds	(20,395)	(142,685)	343	(559,650)	(679,150)	283	(6,471)	(3,136)
Transfers due to policy loans, net of repayments	(2,486)	(2,291)	-	(311,731)	(220,586)	-	(2,320)	(544)
Transfers due to charges for administrative and insurance costs	(79,852)	(118,469)	(240)	(827,160)	(579,719)	(2,145)	(50,495)	(1,424)
Transfers between divisions and to/from Guaranteed Principal Account	65,469	131,483	(10,185)	344,979	487,754	100,927	(11,024)	(42,189)

Net increase (decrease) in net assets resulting from capital transactions	179,304	191,412	(3,887)	(284,622)	(216,453)	99,803	99,739	(28,659)
Total increase (decrease)	217,665	370,387	(3,611)	4,481,899	5,233,354	109,535	157,737	(11,873)

NET ASSETS, at beginning of the year	970,295	1,440,195	16,793	23,767,587	15,692,114	21,300	651,868	130,203

NET ASSETS, at end of the year	$1,187,960	$1,810,582	$13,182	$28,249,486	$20,925,468	$130,835	$809,605	$118,330

See Notes to Financial Statements.

F-34

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

			PIMCO
	MML	MML	Commodity-	PIMCO				T. Rowe Price
	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO	PIMCO	PIMCO	Blue Chip
	Bond	Money Market	Strategy	Opportunities	High Yield	Real Return	Total Return	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$990	$37,457	$17,860	$5,008	$10,118	$134	$3,362	$-

Expenses
Mortality and expense risk fees	202	74,328	1,525	509	536	21	391	96,086

Net investment income (loss)	788	(36,871)	16,335	4,499	9,582	113	2,971	(96,086)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	404	(29,285)	(123)	(90)	387	8,890	3,974,796
Realized gain distribution	142	-	-	-	-	-	1,889	740,701
Realized gain (loss)	142	404	(29,285)	(123)	(90)	387	10,779	4,715,497

Change in net unrealized appreciation/depreciation of investments	1,220	(389)	24,160	15,740	5,874	504	(1,439)	1,497,883

Net gain (loss) on investments	1,362	15	(5,125)	15,617	5,784	891	9,340	6,213,380

Net increase (decrease) in net assets resulting from operations	2,150	(36,856)	11,210	20,116	15,366	1,004	12,311	6,117,294

Capital transactions:
Transfer of net premiums	11,303	5,809,478	63,360	13,448	8,543	13,054	69,335	618,310
Transfers due to death benefits	-	(132,652)	-	-	-	-	-	(28,971)
Transfers due to withdrawal of funds	(6)	(2,277,670)	(2,128)	16	(203)	1	1,214	(629,082)
Transfers due to policy loans, net of repayments	(256)	(486,169)	(4,482)	-	-	-	-	(186,262)
Transfers due to charges for administrative and insurance costs	(975)	(1,683,787)	(23,394)	(1,922)	(3,856)	(603)	(3,135)	(433,006)
Transfers between divisions and to/from Guaranteed Principal Account	4,324	5,718,090	11,250	-	69,491	7,145	(30,240)	(281,253)

Net increase (decrease) in net assets resulting from capital transactions	14,390	6,947,290	44,606	11,542	73,975	19,597	37,174	(940,264)
Total increase (decrease)	16,540	6,910,434	55,816	31,658	89,341	20,601	49,485	5,177,030

NET ASSETS, at beginning of the year	23,663	15,295,854	309,923	196,278	176,652	-	129,945	18,577,729

NET ASSETS, at end of the year	$40,203	$22,206,288	$365,739	$227,936	$265,993	$20,601	$179,430	$23,754,759

See Notes to Financial Statements.

F-35

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Templeton	Vanguard VIF	Vanguard VIF
	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global	Global Bond	Mid Cap
	Equity Income	Bond	Growth	Growth	VIP	Bond VIP	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$378,662	$1,935	$-	$-	$330,895	$3,092	$-	$-

Expenses
Mortality and expense risk fees	74,243	249	241,179	25,296	43,941	87	-	1

Net investment income (loss)	304,419	1,686	(241,179)	(25,296)	286,954	3,005	-	(1)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(980,284)	150	685,886	209,125	(673,695)	(3,156)	1	(3)
Realized gain distribution	399,061	-	4,502,008	670,053	-	-	-	-
Realized gain (loss)	(581,223)	150	5,187,894	879,178	(673,695)	(3,156)	1	(3)

Change in net unrealized appreciation/depreciation of investments	438,966	5,470	8,450,231	556,775	252,421	(1,584)	3	30

Net gain (loss) on investments	(142,257)	5,620	13,638,125	1,435,953	(421,274)	(4,740)	4	27

Net increase (decrease) in net assets resulting from operations	162,162	7,306	13,396,946	1,410,657	(134,320)	(1,735)	4	26

Capital transactions:
Transfer of net premiums	1,007,563	-	1,764,672	143,494	634,006	20,481	2,822	3,006
Transfers due to death benefits	(39,372)	-	(302,739)	(16,875)	(15,690)	-	-	-
Transfers due to withdrawal of funds	(486,985)	111	(2,825,812)	(122,522)	(261,440)	378	-	(2)
Transfers due to policy loans, net of repayments	(390,989)	-	(796,087)	(459,864)	(164,557)	-	-	-
Transfers due to charges for administrative and insurance costs	(586,938)	(4,590)	(1,779,322)	(118,686)	(363,959)	(1,030)	(208)	(284)
Transfers between divisions and to/from Guaranteed Principal Account	468,829	103,119	(1,779,783)	153,609	355,106	1,314	300	2,934

Net increase (decrease) in net assets resulting from capital transactions	(27,892)	98,640	(5,719,071)	(420,844)	183,466	21,143	2,914	5,654
Total increase (decrease)	134,270	105,946	7,677,875	989,813	49,146	19,408	2,918	5,680

NET ASSETS, at beginning of the year	18,706,568	1,319	62,866,836	3,539,489	11,293,030	23,569	-	-

NET ASSETS, at end of the year	$18,840,838	$107,265	$70,544,711	$4,529,302	$11,342,176	$42,977	$2,918	$5,680

See Notes to Financial Statements.

F-36

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2020

					VY®
	Vanguard VIF	Voya	Voya	Voya	Clarion
	Real Estate	International	Russell™	Russell™	Global
	Index	Index	Mid Cap Index	Small Cap Index	Real Estate
	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$30,738	$13,885	$2,754	$26,473

Expenses
Mortality and expense risk fees	1	3,091	2,853	630	2,317

Net investment income (loss)	(1)	27,647	11,032	2,124	24,156

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	21	(2,752)	(232,450)	(11,730)	(28,650)
Realized gain distribution	-	-	161,772	17,775	38,907
Realized gain (loss)	21	(2,752)	(70,678)	6,045	10,257

Change in net unrealized appreciation/depreciation of investments	69	89,534	320,760	82,187	(59,293)

Net gain (loss) on investments	90	86,782	250,082	88,232	(49,036)

Net increase (decrease) in net assets resulting from operations	89	114,429	261,114	90,356	(24,880)

Capital transactions:
Transfer of net premiums	2,822	140,997	230,764	103,855	79,088
Transfers due to death benefits	-	-	-	-	-
Transfers due to withdrawal of funds	(42)	(4,320)	21,512	12,606	(20,988)
Transfers due to policy loans, net of repayments	-	-	-	-	(6,283)
Transfers due to charges for administrative and insurance costs	(208)	(18,499)	(18,965)	(5,418)	(28,084)
Transfers between divisions and to/from Guaranteed Principal Account	2,361	(45,687)	32,128	(34,125)	38,910

Net increase (decrease) in net assets resulting from capital transactions	4,933	72,491	265,439	76,918	62,643
Total increase (decrease)	5,022	186,920	526,553	167,274	37,763

NET ASSETS, at beginning of the year	-	1,294,774	959,866	199,550	472,645

NET ASSETS, at end of the year	$5,022	$1,481,694	$1,486,419	$366,824	$510,408

See Notes to Financial Statements.

F-37

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2019

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Income	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	& Growth	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$598,563	$702	$1,578	$281,855	$414,736	$625,569	$2,510

Expenses
Mortality and expense risk fees	1,222	128,210	68	1,106	77,136	114,498	208,452	126

Net investment income (loss)	(1,222)	470,353	634	472	204,719	300,238	417,117	2,384

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	75	487,512	18	212	1,449,751	1,045,561	1,994,642	26
Realized gain distribution	-	2,422,371	-	9,477	760,946	1,120,287	3,754,251	-
Realized gain (loss)	75	2,909,883	18	9,689	2,210,697	2,165,848	5,748,893	26

Change in net unrealized appreciation/depreciation of investments	80,825	2,563,101	895	34,154	690,507	1,554,572	2,123,603	2,243

Net gain (loss) on investments	80,900	5,472,984	913	43,843	2,901,204	3,720,420	7,872,496	2,269

Net increase (decrease) in net assets resulting from operations	79,678	5,943,337	1,547	44,315	3,105,923	4,020,658	8,289,613	4,653

Capital transactions:
Transfer of net premiums	-	1,389,811	-	-	684,583	1,055,438	1,814,264	-
Transfers due to death benefits	-	(164,980)	-	-	(26,632)	(35,767)	(48,463)	-
Transfers due to withdrawal of funds	(2)	(1,066,256)	431	(2)	(553,673)	(1,410,487)	(1,579,550)	405
Transfers due to policy loans, net of repayments	-	(417,273)	-	-	(244,121)	(411,987)	(625,268)	-
Transfers due to charges for administrative and insurance costs	-	(988,753)	(812)	(2,101)	(414,288)	(846,554)	(1,251,453)	(1,496)
Transfers between divisions and to/from Guaranteed Principal Account	614,987	199,302	48,344	-	(25,974)	431,236	228,812	69,715

Net increase (decrease) in net assets resulting from capital transactions	614,985	(1,048,149)	47,963	(2,103)	(580,105)	(1,218,121)	(1,461,658)	68,624
Total increase (decrease)	694,663	4,895,188	49,510	42,212	2,525,818	2,802,537	6,827,955	73,277

NET ASSETS, at beginning of the year	-	25,843,652	-	161,169	12,074,180	19,892,745	33,200,808	-

NET ASSETS, at end of the year	$694,663	$30,738,840	$49,510	$203,381	$14,599,998	$22,695,282	$40,028,763	$73,277

See Notes to Financial Statements.

F-38

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

					Eaton Vance
	BlackRock	Delaware VIP®	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®
	Total Return	Emerging	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP
	V.I.	Markets	Value	Index	Income	Contrafund®	Contrafund®	Freedom 2035
	Division	Division	Division	Division	Division	Division	Division	Division
						(Initial)	(Service)
Investment Income
Dividends	$867	$217	$-	$97,116	$1,890	$320,589	$22,863	$4,567

Expenses
Mortality and expense risk fees	58	117	3	41,625	113	348,190	47,388	568

Net investment income (loss)	809	100	(3)	55,491	1,777	(27,601)	(24,525)	3,999

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	533	(40)	-	47,545	(109)	1,154,190	309,695	4,009
Realized gain distribution	1,117	1,186	-	799,526	-	7,595,959	721,914	424
Realized gain (loss)	1,650	1,146	-	847,071	(109)	8,750,149	1,031,609	4,433

Change in net unrealized appreciation/depreciation of investments	(340)	5,481	188	1,073,502	102	9,541,494	659,995	30,091

Net gain (loss) on investments	1,310	6,627	188	1,920,573	(7)	18,291,643	1,691,604	34,524

Net increase (decrease) in net assets resulting from operations	2,119	6,727	185	1,976,064	1,770	18,264,042	1,667,079	38,523

Capital transactions:
Transfer of net premiums	5,919	-	-	440,818	-	3,950,473	227,141	292,795
Transfers due to death benefits	-	-	-	(6,900)	-	(212,596)	(82,902)	-
Transfers due to withdrawal of funds	489	(889)	1	(251,515)	93	(3,542,167)	(349,359)	1,257
Transfers due to policy loans, net of repayments..	-	-	-	(190,689)	-	(1,571,762)	(7,889)	-
Transfers due to charges for administrative and insurance costs	(802)	(1,391)	-	(295,118)	(1,345)	(2,652,272)	(121,511)	(8,283)
Transfers between divisions and to/from Guaranteed Principal Account	322,139	65,801	2,290	(535,276)	45,233	511,760	(224,348)	(33,243)

Net increase (decrease) in net assets resulting from capital transactions	327,745	63,521	2,291	(838,680)	43,981	(3,516,564)	(558,868)	252,526
Total increase (decrease)	329,864	70,248	2,476	1,137,384	45,751	14,747,478	1,108,211	291,049

NET ASSETS, at beginning of the year	-	-	-	8,093,826	-	60,778,694	5,677,222	-

NET ASSETS, at end of the year	$329,864	$70,248	$2,476	$9,231,210	$45,751	$75,526,172	$6,785,433	$291,049

See Notes to Financial Statements.

F-39

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

				Franklin	Goldman	Goldman Sachs	Goldman	Goldman
	Fidelity®	Fidelity®	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs
	VIP	VIP	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap
	Freedom 2040	Growth	Real Estate	VIP	Income	Insights	Value	Value
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$300	$274	$629	$148,574	$10,153	$3,592	$103	$18,420

Expenses
Mortality and expense risk fees	4	1,002	210	82,929	989	886	48	10,540

Net investment income (loss)	296	(728)	419	65,645	9,164	2,706	55	7,880

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2	8,652	4,459	(1,164,845)	340	193	(879)	(4,091)
Realized gain distribution	32	9,596	88	2,366,875	-	6	247	86,394
Realized gain (loss)	34	18,248	4,547	1,202,030	340	199	(632)	82,303

Change in net unrealized appreciation/depreciation of investments	476	30,145	1,584	1,926,483	23,179	21,003	3,032	457,396

Net gain (loss) on investments	510	48,393	6,131	3,128,513	23,519	21,202	2,400	539,699

Net increase (decrease) in net assets resulting from operations	806	47,665	6,550	3,194,158	32,683	23,908	2,455	547,579

Capital transactions:
Transfer of net premiums	-	4,725	-	762,141	26,896	-	86	2,576
Transfers due to death benefits	-	-	-	(18,146)	-	-	-	-
Transfers due to withdrawal of funds	-	(2)	677	(449,111)	-	(19)	(2)	(117,325)
Transfers due to policy loans, net of repayments	-	-	-	(346,334)	-	-	-	-
Transfers due to charges for administrative and insurance costs	(57)	(4,252)	(2,509)	(490,130)	(4,464)	(3,119)	(1,087)	(33,297)
Transfers between divisions and to/from Guaranteed Principal Account	18,694	(12,822)	35,083	(462,771)	1,936	(4,687)	(5,000)	673,376

Net increase (decrease) in net assets resulting from capital transactions	18,637	(12,351)	33,251	(1,004,351)	24,368	(7,825)	(6,003)	525,330
Total increase (decrease)	19,443	35,314	39,801	2,189,807	57,051	16,083	(3,548)	1,072,909

NET ASSETS, at beginning of the year	-	152,771	-	12,654,846	360,476	137,721	10,826	1,389,038

NET ASSETS, at end of the year	$19,443	$188,085	$39,801	$14,844,653	$417,527	$153,804	$7,278	$2,461,947

See Notes to Financial Statements.

F-40

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	Goldman Sachs	Goldman	Goldman	Invesco	Invesco	Invesco		Invesco
	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer
	Equity	Strategic	U.S. Equity	Capital	Conservative	Discovery	Oppenheimer V.I.	Global
	Insights	Growth	Insights	Appreciation	Balanced	Mid Cap Growth	Global	Strategic
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$37	$24,309	$1,631	$41,131	$40,052	$-	$849,530	$844,230

Expenses
Mortality and expense risk fees	6	38,211	742	325,772	13,150	300,139	453,237	116,323

Net investment income (loss)	31	(13,902)	889	(284,641)	26,902	(300,139)	396,293	727,907

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1	(544,221)	2,916	1,226,883	65,318	2,175,616	2,825,760	(545,855)
Realized gain distribution	163	880,609	4,699	6,476,877	28,370	7,200,462	13,418,892	-
Realized gain (loss)	164	336,388	7,615	7,703,760	93,688	9,376,078	16,244,652	(545,855)

Change in net unrealized appreciation/ depreciation of investments	297	2,084,781	18,619	12,817,977	149,313	8,580,609	8,463,536	1,978,390

Net gain (loss) on investments	461	2,421,169	26,234	20,521,737	243,001	17,956,687	24,708,188	1,432,535

Net increase (decrease) in net assets resulting from operations	492	2,407,267	27,123	20,237,096	269,903	17,656,548	25,104,481	2,160,442

Capital transactions:
Transfer of net premiums	2,959	286,845	-	3,209,547	86,372	2,382,886	3,830,108	1,855,784
Transfers due to death benefits	-	(23,602)	-	(160,379)	(19,576)	(140,564)	(363,124)	(77,412)
Transfers due to withdrawal of funds	(43)	(283,133)	(1)	(3,184,135)	(179,653)	(2,363,364)	(3,438,846)	(1,273,152)
Transfers due to policy loans, net of repayments	-	(97,059)	-	(1,235,156)	12,929	(1,010,625)	(1,440,691)	(571,295)
Transfers due to charges for administrative and insurance costs	(77)	(267,707)	(4,525)	(2,466,842)	(50,790)	(1,844,301)	(2,953,351)	(1,058,077)
Transfers between divisions and to/from Guaranteed Principal Account	4,660	(123,137)	-	169,362	(7,916)	(1,280,003)	(497,994)	(249,430)

Net increase (decrease) in net assets resulting from capital transactions	7,499	(507,793)	(4,526)	(3,667,603)	(158,634)	(4,255,971)	(4,863,898)	(1,373,582)
Total increase (decrease)	7,991	1,899,474	22,597	16,569,493	111,269	13,400,577	20,240,583	786,860

NET ASSETS, at beginning of the year	-	7,067,602	112,389	58,249,800	1,685,685	46,930,970	82,122,885	21,508,479

NET ASSETS, at end of the year	$7,991	$8,967,076	$134,986	$74,819,293	$1,796,954	$60,331,547	$102,363,468	$22,295,339

See Notes to Financial Statements.

F-41

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	Invesco	Invesco		Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.		Invesco V.I.
	Government	International	Oppenheimer V.I.	Main Street	Total Return	Invesco V.I.	Diversified	Invesco V.I.
	Money	Growth	Main Street	Small Cap	Bond	Comstock	Dividend	Health Care
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$64,111	$237,834	$304,988	$5,046	$445,222	$283	$62,223	$1,496

Expenses
Mortality and expense risk fees	26,661	136,686	128,831	18,954	72,094	18	10,588	18,872

Net investment income (loss)	37,450	101,148	176,157	(13,908)	373,128	265	51,635	(17,376)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	686,497	474,383	(10,829)	4,996	(2)	41,139	(146,193)
Realized gain distribution	-	1,166,184	4,591,244	233,049	-	1,837	115,475	83,122
Realized gain (loss)	-	1,852,681	5,065,627	222,220	4,996	1,835	156,614	(63,071)

Change in net unrealized appreciation/ depreciation of investments	-	3,685,412	2,416,953	419,532	745,358	(975)	246,228	1,032,465

Net gain (loss) on investments	-	5,538,093	7,482,580	641,752	750,354	860	402,842	969,394

Net increase (decrease) in net assets resulting from operations	37,450	5,639,241	7,658,737	627,844	1,123,482	1,125	454,477	952,018

Capital transactions:
Transfer of net premiums	767,571	1,907,146	1,365,460	227,766	1,288,309	-	159,310	463,534
Transfers due to death benefits	(46)	(31,170)	(50,661)	(1,059)	(3,032)	-	(1,307)	(6,769)
Transfers due to withdrawal of funds	(912,168)	(687,997)	(1,664,169)	(237,657)	(386,078)	-	(41,278)	(175,052)
Transfers due to policy loans, net of repayments	(413)	(402,942)	(533,434)	(7,943)	(179,085)	-	(13,564)	(52,498)
Transfers due to charges for administrative and insurance costs	(124,328)	(796,324)	(1,123,639)	(68,080)	(558,442)	-	(106,839)	(169,448)
Transfers between divisions and to/from Guaranteed Principal Account	(68,527)	(662,214)	(634,483)	(71,069)	(3,803)	14,275	25,344	(131,840)

Net increase (decrease) in net assets resulting from capital transactions	(337,911)	(673,501)	(2,640,926)	(158,042)	157,869	14,275	21,666	(72,073)
Total increase (decrease)	(300,461)	4,965,740	5,017,811	469,802	1,281,351	15,400	476,143	879,945

NET ASSETS, at beginning of the year	3,973,557	20,352,676	25,093,363	2,424,752	12,443,748	-	1,862,558	3,066,965

NET ASSETS, at end of the year	$3,673,096	$25,318,416	$30,111,174	$2,894,554	$13,725,099	$15,400	$2,338,701	$3,946,910

See Notes to Financial Statements.

F-42

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

		Ivy	Janus	Janus	Janus	Janus	Janus	Janus
	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson	Henderson	Henderson
	Technology	Strategy	Balanced	Balanced	Forty	Forty	Global Research	Global Research
	Division	Division	Division	Division	Division	Division	Division	Division
		(Class II)	(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$-	$1,256	$3,492	$88,858	$33,023	$54	$94,005	$2,200

Expenses
Mortality and expense risk fees	21,263	385	1,080	28,318	94,120	1,648	40,478	1,456

Net investment income (loss)	(21,263)	871	2,412	60,540	(61,097)	(1,594)	53,527	744

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	262,799	5	987	282,586	381,476	11,645	528,053	20,342
Realized gain distribution	400,909	2,385	4,924	136,141	1,732,728	20,555	564,731	15,955
Realized gain (loss)	663,708	2,390	5,911	418,727	2,114,204	32,200	1,092,784	36,297

Change in net unrealized appreciation/ depreciation of investments	669,178	6,490	26,676	549,470	4,555,644	40,869	1,171,113	23,238

Net gain (loss) on investments	1,332,886	8,880	32,587	968,197	6,669,848	73,069	2,263,897	59,535

Net increase (decrease) in net assets resulting from operations	1,311,623	9,751	34,999	1,028,737	6,608,751	71,475	2,317,424	60,279

Capital transactions:
Transfer of net premiums	408,489	6,722	4,725	243,186	724,643	8,318	491,859	13,255
Transfers due to death benefits	(15,010)	-	-	(2,449)	(9,432)	-	(7,571)	-
Transfers due to withdrawal of funds	(197,563)	36	(3)	(295,660)	(815,345)	(8,334)	(620,321)	(4,039)
Transfers due to policy loans, net of repayments	(70,401)	-	-	(228,090)	(469,404)	(1,650)	(239,009)	(1,358)
Transfers due to charges for administrative and insurance costs	(214,472)	(77)	(3,391)	(208,097)	(669,345)	(6,658)	(342,783)	(1,041)
Transfers between divisions and to/from Guaranteed Principal Account	249,950	1,831	(154)	544,311	(32,828)	165	142,490	(15,458)

Net increase (decrease) in net assets resulting from capital transactions	160,993	8,512	1,177	53,201	(1,271,711)	(8,159)	(575,335)	(8,641)
Total increase (decrease)	1,472,616	18,263	36,176	1,081,938	5,337,040	63,316	1,742,089	51,638

NET ASSETS, at beginning of the year	3,689,355	43,974	159,123	4,873,002	18,508,924	201,579	8,387,235	216,844

NET ASSETS, at end of the year	$5,161,971	$62,237	$195,299	$5,954,940	$23,845,964	$264,895	$10,129,324	$268,482

See Notes to Financial Statements.

F-43

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

		MFS®
	Lord Abbett	Blended		MFS®	MFS®	MFS®
	Developing	Research	MFS®	International	Investors	New	MFS®	MFS®
	Growth	Core Equity	Growth	Intrinsic Value	Trust	Discovery	Research	Utilities
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$429	$-	$201	$5,740	$-	$7,870	$-

Expenses
Mortality and expense risk fees	3	55	15,545	18	4,160	35,305	5,848	2

Net investment income (loss)	(3)	374	(15,545)	183	1,580	(35,305)	2,022	(2)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	22	98,401	(6)	38,770	259,452	6,359	(1)
Realized gain distribution	214	2,165	242,729	329	48,801	1,088,324	102,688	-
Realized gain (loss)	214	2,187	341,130	323	87,571	1,347,776	109,047	(1)

Change in net unrealized appreciation/ depreciation of investments	(380)	999	489,342	859	135,422	631,863	157,434	123

Net gain (loss) on investments	(166)	3,186	830,472	1,182	222,993	1,979,639	266,481	122

Net increase (decrease) in net assets resulting from operations	(169)	3,560	814,927	1,365	224,573	1,944,334	268,503	120

Capital transactions:
Transfer of net premiums	-	-	54,730	5,919	27,851	221,131	13,535	2,959
Transfers due to death benefits	-	-	(8,665)	-	-	(17,640)	-	-
Transfers due to withdrawal of funds	-	(152)	(81,800)	(8)	(42,075)	(204,369)	(11,491)	14
Transfers due to policy loans, net of repayments	-	-	1,717	-	(76,644)	(57,673)	(5,636)	-
Transfers due to charges for administrative and insurance costs	-	(652)	(47,287)	(155)	(16,565)	(146,605)	(20,299)	(76)
Transfers between divisions and to/from Guaranteed Principal Account	2,481	14,490	159,234	14,650	86,320	97,823	(7,560)	1,831

Net increase (decrease) in net assets resulting from capital transactions	2,481	13,686	77,929	20,406	(21,113)	(107,333)	(31,451)	4,728
Total increase (decrease)	2,312	17,246	892,856	21,771	203,460	1,837,001	237,052	4,848

NET ASSETS, at beginning of the year	-	-	2,171,458	-	723,146	4,788,712	845,994	-

NET ASSETS, at end of the year	$2,312	$17,246	$3,064,314	$21,771	$926,606	$6,625,713	$1,083,046	$4,848

See Notes to Financial Statements.

F-44

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

			MML
		MML	American Funds	MML	MML	MML		MML
	MFS®	Aggressive	Core	American Funds	American Funds	Balanced	MML	Blue Chip
	Value	Allocation	Allocation	Growth	International	Allocation	Blend	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$-	$59,834	$529	$181	$688	$43,813	$719,010	$-

Expenses
Mortality and expense risk fees	19	16,951	201	418	183	11,651	125,516	57,449

Net investment income (loss)	(19)	42,883	328	(237)	505	32,162	593,494	(57,449)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	-	(4,177)	(8,570)	4	(16)	239	506,304	218,359
Realized gain distribution	-	271,462	1,569	7,324	1,269	78,807	1,436,747	1,505,675
Realized gain (loss)	-	267,285	(7,001)	7,328	1,253	79,046	1,943,051	1,724,034

Change in net unrealized appreciation/depreciation of investments	1,477	279,891	10,467	7,923	2,914	143,003	2,989,378	1,131,857

Net gain (loss) on investments	1,477	547,176	3,466	15,251	4,167	222,049	4,932,429	2,855,891

Net increase (decrease) in net assets resulting from operations	1,458	590,059	3,794	15,014	4,672	254,211	5,525,923	2,798,442

Capital transactions:
Transfer of net premiums	-	729,640	1,056	11,111	1,693	310,881	1,468,668	927,730
Transfers due to death benefits	-	-	-	-	-	-	(198,683)	(18,492)
Transfers due to withdrawal of funds	-	(81,225)	(80,722)	38	29	(126,134)	(903,926)	(753,065)
Transfers due to policy loans, net of repayments	-	(13,569)	-	-	-	(24,733)	(441,225)	(515,457)
Transfers due to charges for administrative and insurance costs	(252)	(300,104)	(283)	(156)	-	(105,631)	(1,636,474)	(510,108)
Transfers between divisions and to/from Guaranteed Principal Account	35,220	155,884	2,736	3,943	-	(63,311)	304,524	1,014,799

Net increase (decrease) in net assets resulting from capital transactions	34,968	490,626	(77,213)	14,936	1,722	(8,928)	(1,407,116)	145,407
Total increase (decrease)	36,426	1,080,685	(73,419)	29,950	6,394	245,283	4,118,807	2,943,849

NET ASSETS, at beginning of the year	-	2,365,349	97,046	45,923	21,104	1,598,371	27,125,185	9,452,664

NET ASSETS, at end of the year	$36,426	$3,446,034	$23,627	$75,873	$27,498	$1,843,654	$31,243,992	$12,396,513

See Notes to Financial Statements.

F-45

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	MML	MML		MML	MML	MML	MML
	Conservative	Dynamic	MML	Equity	Equity	Equity	Focused	MML
	Allocation	Bond	Equity	Income	Index	Index	Equity	Foreign
	Division	Division	Division	Division	Division	Division	Division	Division
					(Service Class I)	(Class II)
Investment Income
Dividends	$38,491	$335	$1,665,234	$20,753	$70,289	$2,287,904	$621	$4,259

Expenses
Mortality and expense risk fees	10,759	68	385,730	4,660	5,029	413,280	598	1,349

Net investment income (loss)	27,732	267	1,279,504	16,093	65,260	1,874,624	23	2,910

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(8,918)	-	623,748	(48,558)	92	5,427,400	(783)	(3,191)
Realized gain distribution	53,325	-	4,313,771	83,566	227,811	6,890,537	4,887	3,532
Realized gain (loss)	44,407	-	4,937,519	35,008	227,903	12,317,937	4,104	341

Change in net unrealized appreciation/depreciation of investments	126,008	390	12,021,126	142,658	85,190	6,627,287	30,799	23,125

Net gain (loss) on investments	170,415	390	16,958,645	177,666	313,093	18,945,224	34,903	23,466

Net increase (decrease) in net assets resulting from operations	198,147	657	18,238,149	193,759	378,353	20,819,848	34,926	26,376

Capital transactions:
Transfer of net premiums	585,410	2,161	4,145,654	165,830	2,959	3,367,689	1,614	44,583
Transfers due to death benefits	-	-	(1,568,313)	-	-	(1,181,494)	-	-
Transfers due to withdrawal of funds	(175,020)	7	(2,635,241)	(66,677)	5,321	(6,768,254)	4,620	(10,512)
Transfers due to policy loans, net of repayments	(200)	-	(1,344,862)	(2,939)	-	(687,402)	-	(3,677)
Transfers due to charges for administrative and insurance costs	(57,359)	-	(3,769,108)	(73,372)	(13,758)	(2,605,786)	(4,664)	(15,524)
Transfers between divisions and to/from Guaranteed Principal Account	85,728	-	239,809	200,901	2,514,613	947,815	187,641	19,004

Net increase (decrease) in net assets resulting from capital transactions	438,559	2,168	(4,932,061)	223,743	2,509,135	(6,927,432)	189,211	33,874
Total increase (decrease)	636,706	2,825	13,306,088	417,502	2,887,488	13,892,416	224,137	60,250

NET ASSETS, at beginning of the year	1,201,317	7,464	74,001,101	717,137	-	71,235,424	22,222	199,317

NET ASSETS, at end of the year	$1,838,023	$10,289	$87,307,189	$1,134,639	$2,887,488	$85,127,840	$246,359	$259,567

See Notes to Financial Statements.

F-46

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

								MML
	MML			MML	MML	MML	MML	Inflation-
	Fundamental	MML	MML	Growth	Growth	High	Income	Protected
	Value	Global	Global	& Income	Allocation	Yield	& Growth	and Income
	Division	Division	Division	Division	Division	Division	Division	Division
		(Service Class I)	(Class II)
Investment Income
Dividends	$2,581	$-	$2,000	$7,869	$85,866	$5,784	$8,454	$116,547

Expenses
Mortality and expense risk fees	973	-	2,146	4,772	21,083	686	2,484	24,673

Net investment income (loss)	1,608	-	(146)	3,097	64,783	5,098	5,970	91,874

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,095)	-	(2,329)	78,627	(70,585)	(32)	(28,965)	(42,966)
Realized gain distribution	15,545	-	10,787	74,739	311,382	-	16,034	-
Realized gain (loss)	14,450	-	8,458	153,366	240,797	(32)	(12,931)	(42,966)

Change in net unrealized appreciation/depreciation of investments	9,413	-	75,372	64,451	388,767	4,500	92,757	307,502

Net gain (loss) on investments	23,863	-	83,830	217,817	629,564	4,468	79,826	264,536

Net increase (decrease) in net assets resulting from operations	25,471	-	83,684	220,914	694,347	9,566	85,796	356,410

Capital transactions:
Transfer of net premiums	12,695	-	88,104	187,026	915,061	9,669	94,470	274,229
Transfers due to death benefits	(3,907)	-	-	(1)	-	-	-	(60,277)
Transfers due to withdrawal of funds	(1,350)	-	(22,430)	(46,397)	(241,294)	48	(27,891)	(192,241)
Transfers due to policy loans, net of repayments..	-	-	(4,056)	(18,023)	(76,421)	-	(6,769)	(76,750)
Transfers due to charges for administrative and insurance costs	(100)	-	(34,853)	(107,655)	(285,086)	(5)	(37,885)	(213,139)
Transfers between divisions and to/from Guaranteed Principal Account	-	-	5,192	141,559	164,425	6	44,420	242,495

Net increase (decrease) in net assets resulting from capital transactions	7,338	-	31,957	156,509	476,685	9,718	66,345	(25,683)
Total increase (decrease)	32,809	-	115,641	377,423	1,171,032	19,284	152,141	330,727

NET ASSETS, at beginning of the year	111,650	-	269,514	658,741	3,283,606	80,332	337,169	4,644,811

NET ASSETS, at end of the year	$144,459	$-	$385,155	$1,036,164	$4,454,638	$99,616	$489,310	$4,975,538

See Notes to Financial Statements.

F-47

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	MML	MML	MML	MML	MML	MML	MML	MML
	International	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration
	Equity	Growth	Bond	Volatility	Growth	Value	Allocation	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$433	$385	$1,342,104	$151,633	$315	$14,360	$33,093	$882

Expenses
Mortality and expense risk fees	186	455	146,267	44,244	8,794	4,876	8,277	66

Net investment income (loss)	247	(70)	1,195,837	107,389	(8,479)	9,484	24,816	816

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,759)	(697)	(65,866)	(103,449)	(8,541)	(41,203)	(13,004)	(15)
Realized gain distribution	1,461	8,145	-	-	197,238	88,596	78,308	-
Realized gain (loss)	(1,298)	7,448	(65,866)	(103,449)	188,697	47,393	65,304	(15)

Change in net unrealized appreciation/depreciation of investments	5,713	9,046	2,095,716	1,003,337	181,822	145,623	112,337	(59)

Net gain (loss) on investments	4,415	16,494	2,029,850	899,888	370,519	193,016	177,641	(74)

Net increase (decrease) in net assets resulting from operations	4,662	16,424	3,225,687	1,007,277	362,040	202,500	202,457	742

Capital transactions:
Transfer of net premiums	4,999	8,223	1,376,772	573,796	376,466	192,007	366,206	636
Transfers due to death benefits	-	-	(28,620)	(10,958)	(2,438)	(1)	(8,017)	-
Transfers due to withdrawal of funds	(4,956)	(16,047)	(1,620,678)	(279,510)	(99,588)	(93,229)	(144,899)	146
Transfers due to policy loans, net of repayments..	-	-	(597,284)	(323,508)	(26,248)	(2,905)	(903)	-
Transfers due to charges for administrative and insurance costs	(3)	(52)	(1,223,919)	(371,671)	(169,426)	(82,090)	(112,826)	(639)
Transfers between divisions and to/from Guaranteed Principal Account	-	-	241,750	217,598	292,740	80,753	65,600	14,559

Net increase (decrease) in net assets resulting from capital transactions	40	(7,876)	(1,851,979)	(194,253)	371,506	94,535	165,161	14,702
Total increase (decrease)	4,702	8,548	1,373,708	813,024	733,546	297,035	367,618	15,444

NET ASSETS, at beginning of the year	21,382	64,754	35,447,667	8,939,633	1,117,892	673,260	1,072,577	1,349

NET ASSETS, at end of the year	$26,084	$73,302	$36,821,375	$9,752,657	$1,851,438	$970,295	$1,440,195	$16,793

See Notes to Financial Statements.

F-48

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

					MML
	MML	MML	MML	MML	Strategic	MML	MML	Oppenheimer
	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging	Total Return	U.S. Government	Global Multi-
	Equity	Growth Equity	Value	Value	Markets	Bond	Money Market	Alternatives
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$106,217	$-	$53	$3,887	$301	$1,171	$256,293	$1,049

Expenses
Mortality and expense risk fees	104,440	70,530	143	3,071	1,002	371	65,949	183

Net investment income (loss)	1,777	(70,530)	(90)	816	(701)	800	190,344	866

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	22,473	63,532	(15)	(42,310)	7,620	3,525	581	(1,082)
Realized gain distribution	1,907,560	2,539,081	2,801	75,155	-	-	-	-
Realized gain (loss)	1,930,033	2,602,613	2,786	32,845	7,620	3,525	581	(1,082)
Change in net unrealized appreciation/ depreciation of investments	3,110,362	1,453,252	1,378	64,952	19,726	70	(581)	2,467

Net gain (loss) on investments	5,040,395	4,055,865	4,164	97,797	27,346	3,595	-	1,385

Net increase (decrease) in net assets resulting from operations	5,042,172	3,985,335	4,074	98,613	26,645	4,395	190,344	2,251

Capital transactions:
Transfer of net premiums	1,243,888	892,604	1,033	149,453	20,011	3,063	4,120,347	4,074
Transfers due to death benefits	(55,962)	(26,958)	-	-	-	-	(17,246)	-
Transfers due to withdrawal of funds	(986,506)	(744,672)	16	(50,808)	(35,541)	(37,014)	(7,823,529)	52
Transfers due to policy loans, net of repayments..	(478,413)	(255,439)	-	(3,728)	8	-	(731,174)	-
Transfers due to charges for administrative and insurance costs	(868,721)	(567,389)	-	(59,879)	(1,707)	(5)	(1,853,919)	(8)
Transfers between divisions and to/from Guaranteed Principal Account	(1,824)	446,840	-	74,323	176	7	5,650,106	(74,863)

Net increase (decrease) in net assets resulting from capital transactions	(1,147,538)	(255,014)	1,049	109,361	(17,053)	(33,949)	(655,415)	(70,745)
Total increase (decrease)	3,894,634	3,730,321	5,123	207,974	9,592	(29,554)	(465,071)	(68,494)

NET ASSETS, at beginning of the year	19,872,953	11,961,793	16,177	443,894	120,611	53,217	15,760,925	68,494

NET ASSETS, at end of the year	$23,767,587	$15,692,114	$21,300	$651,868	$130,203	$23,663	$15,295,854	$-

See Notes to Financial Statements.

F-49

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

	PIMCO
	Commodity-	PIMCO			T. Rowe Price		T. Rowe Price	T. Rowe Price
	RealReturn®	Global Bond	PIMCO	PIMCO	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Strategy	Opportunities	High Yield	Total Return	Growth	Equity Income	Bond	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$12,358	$4,597	$320	$2,723	$-	$400,585	$34	$81,000
Expenses
Mortality and expense risk fees	1,606	466	12	246	99,387	95,267	8	239,445
Net investment income (loss)	10,752	4,131	308	2,477	(99,387)	305,318	26	(158,445)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(19,022)	(174)	-	63	2,090,196	487,563	(9)	776,546
Realized gain distribution	-	-	-	-	470,054	1,102,985	-	4,394,222
Realized gain (loss)	(19,022)	(174)	-	63	2,560,250	1,590,548	(9)	5,170,768
Change in net unrealized appreciation/depreciation of investments	34,609	6,661	209	3,177	1,872,983	1,972,931	35	10,263,169
Net gain (loss) on investments	15,587	6,487	209	3,240	4,433,233	3,563,479	26	15,433,937
Net increase (decrease) in net assets resulting from operations	26,339	10,618	517	5,717	4,333,846	3,868,797	52	15,275,492
Capital transactions:
Transfer of net premiums	72,344	13,448	-	-	581,415	1,075,313	-	1,967,667
Transfers due to death benefits	-	-	-	-	(27,128)	(27,406)	-	(420,611)
Transfers due to withdrawal of funds	(40,917)	13	1	1,378	(391,620)	(612,942)	(1)	(2,656,780)
Transfers due to policy loans, net of repayments	(3,233)	-	-	-	(177,772)	(383,282)	-	(705,288)
Transfers due to charges for administrative and insurance costs	(23,456)	(2,086)	(165)	(2,925)	(403,452)	(637,483)	(229)	(1,843,899)
Transfers between divisions and to/from Guaranteed Principal Account	46,284	-	176,299	125,775	(294,077)	235,449	-	576,949

Net increase (decrease) in net assets resulting from capital transactions	51,022	11,375	176,135	124,228	(712,634)	(350,351)	(230)	(3,081,962)
Total increase (decrease)	77,361	21,993	176,652	129,945	3,621,212	3,518,446	(178)	12,193,530
NET ASSETS, at beginning of the year	232,562	174,285	-	-	14,956,517	15,188,122	1,497	50,673,306
NET ASSETS, at end of the year	$309,923	$196,278	$176,652	$129,945	$18,577,729	$18,706,568	$1,319	$62,866,836

See Notes to Financial Statements.

F-50

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2019

							VY®
	T. Rowe Price	Templeton	Templeton	Voya	Voya	Voya	Clarion
	New America	Foreign	Global	International	Russell™	Russell™	Global
	Growth	VIP	Bond VIP	Index	Mid Cap Index	Small Cap Index	Real Estate
	Division	Division	Division	Division	Division	Division	Division
Investment Income
Dividends	$13,278	$182,882	$-	$33,405	$10,460	$916	$10,430

Expenses
Mortality and expense risk fees	21,502	54,582	10	2,262	1,647	276	2,264

Net investment income (loss)	(8,224)	128,300	(10)	31,143	8,813	640	8,166

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	82,113	(5,988)	-	9	(934)	(355)	4,533
Realized gain distribution	226,741	109,161	-	-	141,824	11,754	-
Realized gain (loss)	308,854	103,173	-	9	140,890	11,399	4,533

Change in net unrealized appreciation/depreciation of investments	618,228	973,439	318	86,193	(54,201)	3,127	69,313

Net gain (loss) on investments	927,082	1,076,612	318	86,202	86,689	14,526	73,846

Net increase (decrease) in net assets resulting from operations	918,858	1,204,912	308	117,345	95,502	15,166	82,012

Capital transactions:
Transfer of net premiums	144,279	676,981	5,919	-	2,959	-	85,147
Transfers due to death benefits	-	(28,837)	-	-	-	-	-
Transfers due to withdrawal of funds	(347,636)	(300,197)	19	(4)	(801)	(4,334)	(11,746)
Transfers due to policy loans, net of repayments	(14,936)	(213,817)	-	-	-	-	(17,408)
Transfers due to charges for administrative and insurance costs	(95,830)	(385,325)	(218)	-	(5,342)	(3,298)	(30,433)
Transfers between divisions and to/from Guaranteed Principal Account	134,425	387,277	17,541	1,177,433	867,548	192,016	28,121

Net increase (decrease) in net assets resulting from capital transactions	(179,698)	136,082	23,261	1,177,429	864,364	184,384	53,681
Total increase (decrease)	739,160	1,340,994	23,569	1,294,774	959,866	199,550	135,693

NET ASSETS, at beginning of the year	2,800,329	9,952,036	-	-	-	-	336,952

NET ASSETS, at end of the year	$3,539,489	$11,293,030	$23,569	$1,294,774	$959,866	$199,550	$472,645

See Notes to Financial Statements.

F-51

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following sixteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III, MassMutual ElectrumSM and Apex VULSM. Four of the sixteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2020, the Separate Account consists of one hundred forty-four divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund[1]
American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1,27]
American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund[1]
American Century VP International Division	American Century VP International Fund[1]
American Century VP Value Division	American Century VP Value Fund[1]
American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund[2]
American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund[2]
BlackRock Basic Value V.I. Division	BlackRock Basic Value V.I. Fund[4,28,29]
BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund[4]
BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Fund[4,30]
BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund[4]
BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio[3,29]
Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Series[5]
DWS Small Cap Index Division	DWS Small Cap Index VIP Fund[6]
Eaton Vance VT Floating-Rate Income Division	Eaton Vance VT Floating-Rate Income Fund[7]
Fidelity® VIP Bond Index Division	Fidelity® VIP Bond Index Portfolio[8,30]
Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class)[8]
Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class)[8]
Fidelity® VIP Extended Market Index Division	Fidelity® VIP Extended Market Index Portfolio[8,30]
Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio[8,28]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio[8,28]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio[8]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio[8,28]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio[8]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio[8,28]
Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio[8]

F-52

Notes To Financial Statements (Continued)

Fidelity® VIP International Index Division	Fidelity® VIP International Index Portfolio[8,28,30]
Fidelity® VIP Total Market Index Division	Fidelity® VIP Total Market Index Portfolio[8,30]
Fidelity® VIP Overseas Division	Fidelity® VIP Overseas Portfolio[8,28,29]
Fidelity® VIP Real Estate Division	Fidelity® VIP Real Estate Portfolio[8]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund[9]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund[9]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund[10,28,29]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund[11]
Goldman Sachs Growth Opportunities Division	Goldman Sachs Growth Opportunities Fund[11,28,29]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund
Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund[11]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund[11]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund[11]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund[11]
Invesco Oppenheimer V.I. Capital Appreciation Division	Invesco Oppenheimer V.I. Capital Appreciation Fund[12,24]
Invesco Oppenheimer V.I. Conservative Balanced Division	Invesco Oppenheimer V.I. Conservative Balanced Fund[12,24]
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund[12,24]
Invesco Oppenheimer V.I. Global Division	Invesco Oppenheimer V.I. Global Fund[12,24]
Invesco Oppenheimer V.I. Global Strategic Income Division	Invesco Oppenheimer V.I. Global Strategic Income Fund[12,24]
Invesco Oppenheimer V.I. Government Money Division	Invesco Oppenheimer V.I. Government Money Fund[12,24]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund[12,24]
Invesco Oppenheimer V.I. Main Street Division	Invesco Oppenheimer V.I. Main Street Fund®[12,24]
Invesco Oppenheimer V.I. Main Street Small Cap Division	Invesco Oppenheimer V.I. Main Street Small Cap Fund®[12,24]
Invesco Oppenheimer V.I. Total Return Bond Division	Invesco Oppenheimer V.I. Total Return Bond Fund[12,24]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund[12,28,29]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund[12]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund[12]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund[12]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund[12]
Invesco V.I. International Growth Division	Invesco V.I. International Growth Fund[12]
Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund[12]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund[12]
Ivy VIP Asset Strategy Division (Class I)	Ivy VIP Asset Strategy Division (Class I)[13]
Ivy VIP Asset Strategy Division (Class II)	Ivy VIP Asset Strategy Portfolio (Class II)[13]
Ivy VIP Science and Technology Division	Ivy VIP Science and Technology Portfolio[13]
Janus Henderson Balanced Division (Institutional Class)	Janus Henderson Balanced Portfolio (Institutional Class)[14]
Janus Henderson Balanced Division (Service Class)	Janus Henderson Balanced Portfolio (Service Class)[14]
Janus Henderson Forty Division (Institutional Class)	Janus Henderson Forty Portfolio (Institutional Class)[14]
Janus Henderson Forty Division (Service Class)	Janus Henderson Forty Portfolio (Service Class)[14]
Janus Henderson Global Research Division (Institutional Class)	Janus Henderson Global Research Portfolio (Institutional Class)[14]
Janus Henderson Global Research Division (Service Class)	Janus Henderson Global Research Portfolio (Service Class)[14]
JPMorgan Insurance Trust Small Cap Core Division	JPMorgan Insurance Trust Small Cap Core Portfolio[15,28,29]
JPMorgan Insurance Trust U.S. Equity Division	JPMorgan Insurance Trust U.S. Equity Portfolio[15]
Lord Abbett Developing Growth Division	Lord Abbett Developing Growth Portfolio[16]
Lord Abbett Mid Cap Stock Division	Lord Abbett Mid Cap Stock Portfolio[16,28,29]
MFS® Blended Research Core Equity Division	MFS® Blended Research Core Equity Portfolio[17]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio[17,29]
MFS® Government Securities Division	MFS® Government Securities Portfolio[17,29]
MFS® Growth Division	MFS® Growth Series[17]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio[17,25]
MFS® Investors Trust Division	MFS® Investors Trust Series[17]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio[17]

F-53

Notes To Financial Statements (Continued)

MFS® New Discovery Division	MFS® New Discovery Series[17]
MFS® Research Division	MFS® Research Series[17]
MFS® Utilities Division	MFS® Utilities Series[17]
MFS® Value Division	MFS® Value Series[17]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund[18]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund[18,28]
MML American Funds Growth Division	MML American Funds Growth Fund[18,28]
MML American Funds International Division	MML American Funds International Fund[18,28]
MML Balanced Allocation Division	MML Balanced Allocation Fund[18]
MML Blend Division	MML Blend Fund[18]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund[18]
MML Conservative Allocation Division	MML Conservative Allocation Fund[18]
MML Dynamic Bond Division	MML Dynamic Bond Fund[18]
MML Equity Division	MML Equity Fund[18]
MML Equity Income Division	MML Equity Income Fund[18]
MML Equity Index Division (Service Class I)	MML Equity Index Fund (Service Class I)[18]
MML Equity Index Division (Class II)	MML Equity Index Fund (Class II)[18]
MML Equity Index Division (Class III)	MML Equity Index Fund (Class III)[18]
MML Focused Equity Division	MML Focused Equity Fund[18]
MML Foreign Division	MML Foreign Fund[18]
MML Fundamental Equity Division	MML Fundamental Equity Fund[18,26]
MML Fundamental Value Division	MML Fundamental Value Fund[18]
MML Global Division (Service Class I)	MML Global Fund (Service Class I)[18]
MML Global Division (Class II)	MML Global Fund (Class II)[18]
MML Growth & Income Division	MML Growth & Income Fund[18]
MML Growth Allocation Division	MML Growth Allocation Fund[18]
MML High Yield Division	MML High Yield Fund[18]
MML Income & Growth Division	MML Income & Growth Fund[18]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund[18]
MML International Equity Division	MML International Equity Fund[18]
MML Large Cap Growth Division	MML Large Cap Growth Fund[18]
MML Managed Bond Division	MML Managed Bond Fund[18]
MML Managed Volatility Division	MML Managed Volatility Fund[18]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund[18]
MML Mid Cap Value Division	MML Mid Cap Value Fund[18]
MML Moderate Allocation Division	MML Moderate Allocation Fund[18]
MML Short-Duration Bond Division	MML Short-Duration Bond Fund[18]
MML Small Cap Equity Division	MML Small Cap Equity Fund[18]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund[18]
MML Small Company Value Division	MML Small Company Value Fund[18]
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund[18]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund[18]
MML Total Return Bond Division	MML Total Return Bond Fund[18]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[18]
PIMCO All Asset Division	PIMCO All Asset Portfolio[19,28,29]
PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio[19]
PIMCO Emerging Markets Bond Division	PIMCO Emerging Markets Bond Portfolio[19,28,29]
PIMCO Global Bond Opportunities Division	PIMCO Global Bond Opportunities Portfolio[19]
PIMCO High Yield Division	PIMCO High Yield Portfolio[19]
PIMCO Long-Term U.S. Government Division	PIMCO Long-Term U.S. Government Portfolio[19]
PIMCO Real Return Division	PIMCO Real Return Portfolio[19]
PIMCO Total Return Division	PIMCO Total Return Portfolio[19]

F-54

Notes To Financial Statements (Continued)

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio[20]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio[20]
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio[20]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[20]
T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio[20]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund[21]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund[10]
Vanguard VIF Global Bond Index Fund	Vanguard VIF Global Bond Index Fund22, [30]
Vanguard VIF Mid Cap Index Fund	Vanguard VIF Mid Cap Index Fund22, [30]
Vanguard VIF Real Estate Index Fund	Vanguard VIF Real Estate Index Fund22, [30]
Voya International Index Division	Voya International Index Portfolio[23]
Voya Russell™ Mid Cap Index Division	Voya Russell™ Mid Cap Index Portfolio[23]
Voya Russell™ Small Cap Index Division	Voya Russell™ Small Cap Index Portfolio[23]
VY® Clarion Global Real Estate Division	VY® Clarion Global Real Estate Portfolio[23]

In addition to the one hundred forty-four divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

1American Century Investment Management, Inc. is the investment adviser to this Fund.

2Capital Research and Management Company is the investment adviser to this Fund.

3BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.

4BlackRock Advisors, LLC is the investment adviser to this Fund.

5Delaware Management Company is the investment adviser to this Series.

6DWS Investment Management Americas Inc. is the investment adviser to this Fund.

7Eaton Vance Management is the investment adviser to this Fund.

8Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.

9Franklin Mutual Advisers, LLC is the investment adviser to this Fund.

10Franklin advisers, Inc. Is the investment adviser to this Fund.

11Goldman Sachs Asset Management, L.P. is the investment adviser to this Fund.

12Invesco Advisers, Inc. is the investment adviser to this Fund.

13Ivy Investment Management Company is the Investment Adviser to this Fund.

14Janus Capital Management, LLC is the investment adviser to this Fund.

15J.P. Morgan Investment Management Inc. is the investment adviser to this Fund.

16Lord, Abbett & Co. LLC is the investment adviser to this Fund.

17Massachusetts Financial Services Company is the investment adviser to this Fund.

18MML Investment Advisers, LLC is the investment adviser to the Fund.

19Pacific Investment Management Company LLC is the investment adviser to this Fund.

20T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

21Templeton Investment Counsel, LLC is the investment adviser to this Fund.

22The Vanguard Group, Inc. is the investment adviser to this Fund.

23Voya Investments, LLC is the investment adviser to this Fund.

F-55

Notes To Financial Statements (Continued)

24Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc.

The Acquiring Funds/Divisions assume the accounting and performance history of the corresponding Merging Funds/Divisions. In connection with that transaction the following Funds/Divisions merged.

MERGING FUND/DIVISION	ACQUIRING FUND/DIVISION
Fund: Oppenheimer Capital Appreciation Fund/VA	Fund: Invesco Oppenheimer V.I. Capital Appreciation Fund
Division: Oppenheimer Capital Appreciation Division	Division: Invesco Oppenheimer V.I. Capital Appreciation Division
Fund: Oppenheimer Conservative Balanced Fund/VA	Fund: Invesco Oppenheimer V.I. Conservative Balanced Fund
Division: Oppenheimer Conservative Balanced Division	Division: Invesco Oppenheimer V.I. Conservative Balanced Division
Fund: Oppenheimer Discovery Mid Cap Growth Fund/VA	Fund: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Division: Oppenheimer Discovery Mid Cap Growth Division	Division: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division
Fund: Oppenheimer Global Fund/VA	Fund: Invesco Oppenheimer V.I. Global Fund
Division: Oppenheimer Global Division	Division: Invesco Oppenheimer V.I. Global Division
Fund: Oppenheimer Global Strategic Income Fund/VA	Fund: Invesco Oppenheimer V.I. Global Strategic Income Fund
Division: Oppenheimer Global Strategic Income Division	Division: Invesco Oppenheimer V.I. Global Strategic Income Division
Fund: Oppenheimer Government Money Fund/VA	Fund: Invesco Oppenheimer V.I. Government Money Fund
Division: Oppenheimer Government Money Division	Division: Invesco Oppenheimer V.I. Government Money Division
Fund: Oppenheimer International Growth Fund/VA	Fund: Invesco Oppenheimer V.I. International Growth Fund
Division: Oppenheimer International Growth Division	Division: Invesco Oppenheimer V.I. International Growth Division
Fund: Oppenheimer Main Street Fund®/VA	Fund: Invesco Oppenheimer V.I. Main Street Fund®
Division: Oppenheimer Main Street Division	Division: Invesco Oppenheimer V.I. Main Street Division
Fund: Oppenheimer Main Street Small Cap Fund/VA	Fund: Invesco Oppenheimer V.I. Main Street Small Cap Fund
Division: Oppenheimer Main Street Small Cap Division	Division: Invesco Oppenheimer V.I. Main Street Small Cap Division
Fund: Oppenheimer Total Return Bond Fund/VA	Fund: Invesco Oppenheimer V.I. Total Return Bond Fund
Division: Oppenheimer Total Return Bond Division	Division: Invesco Oppenheimer V.I. Total Return Bond Division

25Prior to June 1, 2019, known as MFS® International Value.

26Prior to March 2, 2020, known as MML Fundamental Growth Division.

27Prior to September 25, 2020, known as American Century VP Income & Growth.

28This division did not have any investment or unit activity in 2019.

29This division did not have any investment or unit activity in 2020.

30This fund/division became available to the Separate Account as an investment option on October 16, 2020.

31Effective April 29, 2019 Oppenheimer Global Multi-Alternatives Sub-Account was liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account. In addition to the ninety- two Sub-Accounts listed above, the accompanying financial statements also include statement of operations for the period from January 1, 2019 to April 29, 2019.

F-56

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

F-57

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2020. There have been no transfers between levels for the year ended December 31, 2020.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other brokerdealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

F-58

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$155,549	$5,098,969	$231,932	$3,962	$2,748,970	$4,802,151	$9,040,682	$304,619
Proceeds from sales	(69,974)	(5,068,891)	(197,643)	(3,596)	(2,671,591)	(4,709,498)	(9,506,869)	(246,073)

							Eaton Vance
	BlackRock	BlackRock	BNY Mellon	Delaware VIP®	Delaware VIP®	DWS	VT	Fidelity®
	Small Cap Index	Total Return	MidCap	Emerging	Small Cap	Small Cap	Floating-Rate	VIP
	V.I.	V.I.	Stock	Markets	Value	Index	Income	Bond Index
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$8,598	$256,104	$122,026	$219,123	$30,762	$1,994,513	$240,478	$5,533
Proceeds from sales	(2,785)	(145,771)	(38,739)	(171,165)	(13,483)	(1,375,096)	(181,476)	(2,643)

Fidelity®
	Fidelity®	Fidelity®	VIP	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	Extended	VIP	VIP	VIP	VIP	VIP
	Contrafund®	Contrafund®	Market Index	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040
	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial)	(Service)
Cost of purchases	$12,772,429	$544,841	$5,224	$20,036	$242,106	$17,715	$487,367	$47,971
Proceeds from sales	(14,842,578)	(919,477)	(2,625)	(5,756)	(25,003)	(4,343)	(263,874)	(23,207)

			Fidelity®		Fidelity®	Franklin Mutual	Franklin	Goldman
	Fidelity®	Fidelity®	VIP	Fidelity®	VIP	Global	Small Cap	Sachs
	VIP	VIP	International	VIP	Total Market	Discovery	Value	Core Fixed
	Freedom 2050	Growth	Index	Real Estate	Index	VIP	VIP	Income
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$17,344	$190,132	$9,339	$283,058	$10,550	$3,070	$4,570,406	$226,756
Proceeds from sales	(5,370)	(37,895)	(2,960)	(179,168)	(2,659)	(1,112)	(3,807,541)	(41,437)

F-59

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco	Invesco
	International	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Oppenheimer V.I.
	Equity	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	Capital	Conservative
	Insights	Value	Value	Insights	Growth	Insights	Appreciation	Balanced
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$15,769	$293	$262,310	$9,983	$2,639,988	$7,139	$16,424,180	$252,403
Proceeds from sales	(48,262)	(874)	(1,077,169)	(665)	(2,412,915)	(5,500)	(13,487,291)	(109,704)

	Invesco		Invesco	Invesco	Invesco		Invesco	Invesco
	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.
	Discovery	Oppenheimer V.I.	Global	Government	International	Oppenheimer V.I.	Main Street	Total Return
	Mid Cap Growth	Global	Strategic Income	Money	Growth	Main Street	Small Cap	Bond
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$11,305,425	$13,744,489	$4,755,422	$881,692	$7,711,354	$5,279,097	$267,857	$4,056,374
Proceeds from sales	(10,846,958)	(14,820,187)	(3,738,795)	(865,475)	(6,899,364)	(4,665,685)	(288,289)	(2,543,065)

		Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.		Ivy
	Invesco V.I.	Diversified	Global Real	Invesco V.I.	International	Small Cap	Invesco V.I.	VIP Asset
	Comstock	Dividend	Estate	Health Care	Growth	Equity	Technology	Strategy
	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
Cost of purchases	$22,502	$732,319	$13,747	$1,333,769	$2,502	$55	$2,158,051	$11,298
Proceeds from sales	(1,763)	(611,936)	(4,253)	(1,210,654)	(81)	(6)	(1,680,966)	(860)

	Ivy	Janus	Janus	Janus	Janus	Janus	Janus	JPMorgan
	VIP Science	Henderson	Henderson	Henderson	Henderson	Henderson	Henderson	Insurance Trust
	and Technology	Balanced	Balanced	Forty	Forty	Global Research	Global Research	U.S. Equity
	Division	Division	Division	Division	Division	Division	Division	Division
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Cost of purchases	$21,168	$6,552	$1,593,703	$4,189,298	$43,634	$1,209,247	$26,905	$35,062
Proceeds from sales	(3,717)	(10,733)	(1,436,175)	(3,895,204)	(22,775)	(1,122,775)	(8,000)	-

F-60

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

		MFS®
	Lord Abbett	Blended		MFS®	MFS®	MFS®	MFS®
	Developing	Research	MFS®	International	Investors	Mid Cap	New	MFS®
	Growth	Core Equity	Growth	Intrinsic Value	Trust	Value	Discovery	Research
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$109,565	$239,993	$1,189,512	$68,734	$115,210	$40,160	$2,215,860	$372,755
Proceeds from sales	(5,739)	(142,553)	(1,764,524)	(8,014)	(330,826)	(14,592)	(1,992,957)	(126,569)

				MML
			MML	American Funds	MML	MML	MML
	MFS®	MFS®	Aggressive	Core	American Funds	American Funds	Balanced	MML
	Utilities	Value	Allocation	Allocation	Growth	International	Allocation	Blend
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$6,125	$107,377	$2,076,955	$326,713	$48,365	$3,070	$604,714	$3,137,385
Proceeds from sales	(319)	-	(1,662,539)	(9,240)	(12,280)	(195)	(358,979)	(3,509,128)

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
						(Service Class I)	(Class II)	(Class III)
Cost of purchases	$6,765,470	$799,482	$33,208	$14,643,347	$1,029,319	$2,601,293	$33,265,410	$5,829
Proceeds from sales	(4,888,477)	(827,361)	(8,815)	(7,873,120)	(547,873)	(1,126,913)	(15,293,413)	(2,667)

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Equity	Value	Global	Global	& Income	Allocation
	Division	Division	Division	Division	Division	Division	Division	Division
					(Service Class I)	(Class II)
Cost of purchases	$380,094	$184,329	$143,470	$62,936	$46,724	$226,752	$726,875	$1,617,011
Proceeds from sales	(317,333)	(131,082)	(57,019)	(96,360)	(1,511)	(174,675)	(551,167)	(1,569,560)

F-61

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	Large Cap	Managed	Managed	Mid Cap
	Yield	& Growth	and Income	Equity	Growth	Bond	Volatility	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$8,542	$541,308	$1,832,455	$5,708	$12,184	$3,205,142	$1,599,216	$1,404,337
Proceeds from sales	(1,022)	(339,755)	(2,011,283)	(70)	(1,912)	(4,314,723)	(1,462,440)	(764,201)

								MML
	MML	MML	MML	MML	MML	MML	MML	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging
	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$662,004	$674,344	$50,290	$2,729,277	$5,252,526	$117,877	$524,869	$22,230
Proceeds from sales	(470,031)	(377,346)	(54,222)	(2,774,997)	(3,575,169)	(13,022)	(393,148)	(48,010)

			PIMCO
	MML	MML	Commodity-	PIMCO				T. Rowe Price
	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO	PIMCO	PIMCO	Blue Chip
	Bond	Money Market	Strategy	Opportunities	High Yield	Real Return	Total Return	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$20,471	$24,859,771	$157,846	$18,476	$86,425	$29,260	$480,968	$7,209,573
Proceeds from sales	(5,152)	(17,949,256)	(96,902)	(2,432)	(2,877)	(9,550)	(438,934)	(7,505,224)

		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Templeton	Vanguard VIF	Vanguard VIF
	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global	Global Bond	Mid Cap
	Equity Income	Bond	Growth	Growth	VIP	Bond VIP	Index	Index
	Division	Division	Division	Division	Division	Division	Division	Division
Cost of purchases	$5,119,034	$124,655	$6,377,355	$939,027	$2,619,344	$81,184	$5,589	$8,284
Proceeds from sales	(4,443,423)	(24,322)	(7,835,573)	(715,115)	(2,148,903)	(57,036)	(2,675)	(2,630)

					VY®
	Vanguard VIF	Voya	Voya	Voya	Clarion
	Real Estate	International	Russell™	Russell™	Global
	Index	Index	Mid Cap Index	Small Cap Index	Real Estate
	Division	Division	Division	Division	Division
Cost of purchases	$7,595	$216,767	$1,021,463	$558,903	$293,577
Proceeds from sales	(2,663)	(116,632)	(583,213)	(462,084)	(167,857)

F-62

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2020 were as follows:

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Disciplined	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	Core Value	Protection	International	VP Value	Allocation	Growth-Income	V.I.
2020	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	38,475	536,978	30,767	-	261,273	389,526	580,573	51,320
Units withdrawn	(7,081)	(1,005,723)	(1,530)	(1,607)	(330,353)	(490,922)	(868,363)	(2,339)
Units transferred between divisions and transferred to/from GPA	(28,315)	(309,036)	899	-	(49,631)	17,664	(38,482)	(1,512)
Net increase (decrease)	3,080	(777,782)	30,135	(1,607)	(118,712)	(83,732)	(326,272)	47,469

							Eaton Vance
	BlackRock	BlackRock	BNY Mellon	Delaware VIP®	Delaware VIP®	DWS	VT	Fidelity®
	Small Cap Index	Total Return	MidCap	Emerging	Small Cap	Small Cap	Floating-Rate	VIP
	V.I.	V.I.	Stock	Markets	Value	Index	Income	Bond Index
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	5,565	57,343	-	44,717	21,213	211,497	28,352	3,093
Units withdrawn	(272)	(8,432)	(2,156)	(1,939)	(2,042)	(231,716)	(1,495)	(208)
Units transferred between divisions and transferred to/from GPA	30	21,971	68,049	(278)	973	(48,743)	26,787	-
Net increase (decrease)	5,324	70,882	65,893	42,501	20,144	(68,961)	53,644	2,885

			Fidelity®
	Fidelity®	Fidelity®	VIP	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	Extended	VIP	VIP	VIP	VIP	VIP
	Contrafund®	Contrafund®	Market Index	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
	(Initial)	(Service)
Units purchased	1,097,570	73,131	2,620	1,253	28,860	10,187	176,085	23,185
Units withdrawn	(1,640,859)	(182,240)	(193)	(635)	(4,888)	(1,064)	(6,213)	(1,523)
Units transferred between divisions and transferred to/from GPA	(37,329)	22,371	-	10,083	138,152	1,410	(42,008)	(2,453)
Net increase (decrease)	(580,618)	(86,737)	2,427	10,701	162,124	10,532	127,863	19,209

			Fidelity®		Fidelity®	Franklin Mutual	Franklin	Goldman
	Fidelity®	Fidelity®	VIP	Fidelity®	VIP	Global	Small Cap	Sachs
	VIP	VIP	International	VIP	Total Market	Discovery	Value	Core Fixed
	Freedom 2050	Growth	Index	Real Estate	Index	VIP	VIP	Income
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	10,429	17,659	6,337	38,656	7,881	-	279,269	25,077
Units withdrawn	(1,062)	(6,026)	(217)	(2,849)	(344)	(54)	(303,489)	(7,522)
Units transferred between divisions and transferred to/from GPA	284	66,936	-	48,076	-	1,828	87,098	131,587
Net increase (decrease)	9,651	78,569	6,120	83,883	7,537	1,773	62,879	149,142

F-63

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Goldman Sachs	Goldman	Goldman	Goldman Sachs	Goldman	Goldman	Invesco	Invesco
	International	Sachs	Sachs	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Oppenheimer V.I.
	Equity	Large Cap	Mid Cap	Equity	Strategic	U.S. Equity	Capital	Conservative
	Insights	Value	Value	Insights	Growth	Insights	Appreciation	Balanced
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	8,679	64	7,016	9,220	79,295	22	1,028,014	41,252
Units withdrawn	(29,389)	(355)	(9,788)	(616)	(159,008)	(1,591)	(2,187,143)	(40,261)
Units transferred between divisions and transferred to/from GPA	3,108	-	(108,820)	-	(220,627)	-	(844,957)	29,162
Net increase (decrease)	(17,602)	(291)	(111,592)	8,604	(300,340)	(1,569)	(2,004,086)	30,153

	Invesco		Invesco	Invesco	Invesco		Invesco	Invesco
	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.
	Discovery	Oppenheimer V.I.	Global	Government	International	Oppenheimer V.I.	Main Street	Total Return
	Mid Cap Growth	Global	Strategic Income	Money	Growth	Main Street	Small Cap	Bond
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	687,225	1,100,774	1,009,164	621,349	843,659	485,751	42,336	965,010
Units withdrawn	(1,499,737)	(1,673,580)	(1,011,925)	(401,768)	(626,179)	(1,047,479)	(49,996)	(717,869)
Units transferred between divisions and transferred to/from GPA	(474,695)	(678,138)	120,947	(193,157)	(601,651)	(304,816)	(4,387)	515,692
Net increase (decrease)	(1,287,207)	(1,250,944)	118,186	26,423	(384,170)	(866,544)	(12,047)	762,832

		Invesco V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.		Ivy
	Invesco V.I.	Diversified	Global Real	Invesco V.I.	International	Small Cap	Invesco V.I.	VIP Asset
	Comstock	Dividend	Estate	Health Care	Growth	Equity	Technology	Strategy
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
								(Class II)
Units purchased	20,931	116,343	8,244	94,736	-	-	115,734	6,966
Units withdrawn	(1,689)	(143,558)	(846)	(76,683)	(72)	(1)	(144,346)	(717)
Units transferred between divisions and transferred to/from GPA	-	31,333	1,808	(6,463)	2,048	38	(143,645)	-
Net increase (decrease)	19,242	4,118	9,207	11,590	1,976	37	(172,257)	6,249

	Ivy	Janus	Janus	Janus	Janus	Janus	Janus	JPMorgan
	VIP Science	Henderson	Henderson	Henderson	Henderson	Henderson	Henderson	Insurance Trust
	and Technology	Balanced	Balanced	Forty	Forty	Global Research	Global Research	U.S. Equity
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
		(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	-	4	81,076	162,796	1,684	303,700	2,661	-
Units withdrawn	(452)	(2,949)	(113,889)	(404,646)	(1,545)	(422,800)	(894)	(97)
Units transferred between divisions and transferred to/from GPA	9,747	-	25,975	(130,691)	(369)	(162,390)	(281)	22,222
Net increase (decrease)	9,295	(2,945)	(6,838)	(372,542)	(230)	(281,490)	1,487	22,125

F-64

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MFS®
	Lord Abbett	Blended		MFS®	MFS®	MFS®	MFS®
	Developing	Research	MFS®	International	Investors	Mid Cap	New	MFS®
	Growth	Core Equity	Growth	Intrinsic Value	Trust	Value	Discovery	Research
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	2,094	18,961	21,844	21,936	15,608	23,740	55,910	5,127
Units withdrawn	(1,436)	(2,013)	(58,881)	(2,449)	(10,877)	(2,426)	(94,775)	(33,541)
Units transferred between divisions and transferred to/from GPA	47,734	45,973	4,399	26,297	(64,839)	1,946	(6,437)	68,182
Net increase (decrease)	48,391	62,920	(32,637)	45,784	(60,108)	23,260	(45,301)	39,768

				MML
			MML	American Funds	MML	MML	MML
	MFS®	MFS®	Aggressive	Core	American Funds	American Funds	Balanced	MML
	Utilities	Value	Allocation	Allocation	Growth	International	Allocation	Blend
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	4,555	-	251,670	112,900	10,945	1,017	162,232	609,304
Units withdrawn	(257)	(2,328)	(192,005)	(8,418)	(1,007)	(153)	(94,333)	(690,078)
Units transferred between divisions and transferred to/from GPA	-	90,901	(14,181)	138,413	4,571	-	1,481	(69,403)
Net increase (decrease)	4,298	88,574	45,484	242,895	14,510	864	69,380	(150,177)

	MML	MML	MML		MML	MML	MML	MML
	Blue Chip	Conservative	Dynamic	MML	Equity	Equity	Equity	Equity
	Growth	Allocation	Bond	Equity	Income	Index	Index	Index
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
							(Service Class I)	(Service Class II)
Units purchased	673,547	172,436	13,930	1,423,420	78,719	491,289	1,129,064	3,265
Units withdrawn	(326,160)	(240,533)	(822)	(2,038,588)	(48,024)	(43,905)	(2,203,388)	(199)
Units transferred between divisions and transferred to/from GPA	17,471	18,133	8,680	(273,774)	202,143	6,944	(242,536)	-
Net increase (decrease)	364,858	(49,964)	21,788	(888,943)	232,838	454,327	(1,316,861)	3,066

	MML		MML	MML			MML	MML
	Focused	MML	Fundamental	Fundamental	MML	MML	Growth	Growth
	Equity	Foreign	Equity	Value	Global	Global	&Income	Allocation
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
					(Service Class I)	(Class II)
Units purchased	84,769	49,114	29,980	7,295	-	27,308	62,139	346,119
Units withdrawn	(5,568)	(18,086)	(6,353)	(44,152)	(894)	(17,094)	(40,103)	(237,227)
Units transferred between divisions and transferred to/from GPA	(39,286)	(357)	(28,650)	(1,007)	33,816	854	5,112	(197,614)
Net increase (decrease)	39,915	30,671	(5,023)	(37,864)	32,923	11,069	27,148	(88,722)

F-65

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

			MML
	MML	MML	Inflation-	MML	MML	MML	MML	MML
	High	Income	Protected	International	Large Cap	Managed	Managed	Mid Cap
	Yield	& Growth	and Income	Equity	Growth	Bond	Volatility	Growth
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	6,478	79,628	212,551	3,925	4,092	801,616	395,566	99,808
Units withdrawn	(874)	(21,704)	(511,614)	(169)	(408)	(1,153,187)	(385,761)	(57,075)
Units transferred between divisions and transferred to/from GPA	164	90,176	214,067	73	(588)	101,138	(66,126)	113,024
Net increase (decrease)	5,768	148,099	(84,996)	3,829	3,096	(250,434)	(56,321)	155,757

	MML	MML	MML	MML	MML	MML	MML	Strategic
	Mid Cap	Moderate	Short-Duration	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging
	Value	Allocation	Bond	Equity	Growth Equity	Value	Value	Markets
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	71,412	151,020	6,200	450,272	254,454	549	96,333	21,232
Units withdrawn	(32,282)	(118,044)	(271)	(520,535)	(365,841)	(2,461)	(24,388)	(5,017)
Units transferred between divisions and transferred to/from GPA	30,533	78,743	(9,513)	29,145	102,441	84,943	(5,843)	(46,564)
Net increase (decrease)	69,663	111,719	(3,583)	(41,118)	(8,946)	83,030	66,102	(30,349)

			PIMCO
	MML	MML	Commodity-	PIMCO				T. Rowe Price
	Total Return	U.S. Government	RealReturn®	Global Bond	PIMCO	PIMCO	PIMCO	Blue Chip
	Bond	Money Market	Strategy	Opportunities	High Yield	Real Return	Total Return	Growth
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	9,599	5,786,265	97,730	12,494	7,693	11,205	62,235	121,089
Units withdrawn	(996)	(3,758,541)	(41,333)	(2,286)	(4,132)	(534)	(3,073)	(218,387)
Units transferred between divisions and transferred to/from GPA	3,449	3,407,241	5,234	-	62,104	6,414	(27,092)	(20,143)
Net increase (decrease)	12,052	5,434,964	61,631	10,209	65,665	17,085	32,070	(117,441)

		T. Rowe Price	T. Rowe Price	T. Rowe Price	Templeton	Templeton	Vanguard VIF
	T. Rowe Price	Limited-Term	Mid-Cap	New America	Foreign	Global	Global Bond	Vanguard VIF
	Equity Income	Bond	Growth	Growth	VIP	Bond VIP	Index	Mid Cap
2020 (Continued)	Division	Division	Division	Division	Division	Division	Division	Index
Units purchased	472,173	-	324,598	35,412	491,103	20,763	3,122	5,639
Units withdrawn	(509,703)	(4,393)	(821,958)	(55,401)	(483,975)	(1,126)	(208)	(271)
Units transferred between divisions and transferred to/from GPA	87,515	100,043	(338,761)	(78,522)	(77,288)	1,343	-	32
Net increase (decrease)	49,985	95,650	(836,121)	(98,512)	(70,160)	20,979	2,914	5,400

F-66

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2020 (Continued)	Vanguard VIF Real Estate Index Division	Voya International Index Division	Voya Russell™ Mid Cap Index Division	Voya Russell™ Small Cap Index Division	VY® Clarion Global Real Estate Division
Units purchased	5,143	132,320	228,346	124,173	42,403
Units withdrawn	(205)	(20,590)	(18,053)	(5,596)	(26,980)
Units transferred between divisions and transferred to/from GPA	-	(39,529)	37,632	(28,794)	11,888
Net increase (decrease)	4,937	72,200	247,925	89,783	27,311

The changes in outstanding units for the two years ended December 31, 2019 were as follows:

	American	American	American	American		American
	Century	Century	Century	Century	American	Funds®	American	BlackRock
	VP Capital	VP Income	VP Inflation	VP	Century	Asset	Funds®	High Yield
	Appreciation	& Growth	Protection	International	VP Value	Allocation	Growth-Income	V.I.
2019	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	-	598,976	-	-	261,760	403,208	584,335	-
Units withdrawn	(926)	(975,574)	(829)	(1,613)	(378,891)	(866,280)	(949,148)	(1,470)
Units transferred between divisions and transferred to/from GPA	496,065	(139,199)	46,504	-	(7,734)	100,854	192,459	65,216
Net increase (decrease)	495,140	(515,797)	45,675	(1,613)	(124,865)	(362,217)	(172,354)	63,746

					Eaton Vance
	BlackRock	Delaware VIP®	Delaware VIP®	DWS	VT	Fidelity®	Fidelity®	Fidelity®
	Total Return	Emerging	Small Cap	Small Cap	Floating-Rate	VIP	VIP	VIP
	V.I.	Markets	Value	Index	Income	Contrafund®	Contrafund®	Freedom 2035
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
						(Initial)	(Service)
Units purchased	5,402	-	-	156,588	-	1,245,207	68,338	263,171
Units withdrawn	(800)	(1,396)	(3)	(226,283)	(1,361)	(2,090,216)	(158,363)	(7,662)
Units transferred between divisions and transferred to/from GPA	294,847	59,657	2,184	(164,781)	43,176	47,021	(62,586)	(26,078)
Net increase (decrease)	299,448	58,261	2,181	(234,476)	41,816	(797,987)	(152,612)	229,431

F-67

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

				Franklin	Goldman	Goldman Sachs	Goldman	Goldman
	Fidelity®	Fidelity®	Fidelity®	Small Cap	Sachs	International	Sachs	Sachs
	VIP	VIP	VIP	Value	Core Fixed	Equity	Large Cap	Mid Cap
	Freedom 2040	Growth	Real Estate	VIP	Income	Insights	Value	Value
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	-	2,311	-	241,076	25,893	-	401	369
Units withdrawn	(52)	(2,185)	(2,395)	(326,934)	(5,162)	(2,065)	(798)	(24,934)
Units transferred between divisions and transferred to/from GPA	15,329	(6,636)	36,542	(72,466)	1,856	(3,052)	(1,984)	120,973
Net increase (decrease)	15,277	(6,509)	34,147	(158,324)	22,586	(5,117)	(2,381)	96,407

	Goldman Sachs	Goldman	Goldman	Invesco	Invesco	Invesco		Invesco
	Small Cap	Sachs	Sachs	Oppenheimer V.I.	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.
	Equity	Strategic	U.S. Equity	Capital	Conservative	Discovery	Oppenheimer V.I.	Global
	Insights	Growth	Insights	Appreciation	Balanced	Mid Cap Growth	Global	Strategic Income
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	2,490	114,561	-	1,265,995	41,460	907,107	1,318,477	979,635
Units withdrawn	(70)	(217,365)	(1,604)	(2,285,546)	(119,105)	(1,702,912)	(2,024,199)	(1,391,287)
Units transferred between divisions and transferred to/from GPA	3,959	(153,931)	-	(782,863)	2,092	(741,325)	(592,767)	(39,924)
Net increase (decrease)	6,379	(256,736)	(1,604)	(1,802,414)	(75,553)	(1,537,130)	(1,298,489)	(451,576)

	Invesco	Invesco		Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.	Invesco	Oppenheimer V.I.	Oppenheimer V.I.		Invesco V.I.
	Government	International	Oppenheimer V.I.	Main Street	Total Return	Invesco V.I.	Diversified	Invesco V.I.
	Money	Growth	Main Street	Small Cap	Bond	Comstock	Dividend	Health Care
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	592,844	1,598,169	551,345	44,685	932,903	-	103,154	141,272
Units withdrawn	(799,430)	(894,909)	(1,122,490)	(59,440)	(823,622)	(15)	(98,112)	(117,968)
Units transferred between divisions and transferred to/from GPA	(52,576)	8,350,717	(394,927)	(12,528)	(6,503)	12,250	971	(36,622)
Net increase (decrease)	(259,162)	9,053,977	(966,072)	(27,284)	102,777	12,235	6,013	(13,318)

		Ivy	Janus	Janus	Janus	Janus	Janus	Janus
	Invesco V.I.	VIP Asset	Henderson	Henderson	Henderson	Henderson	Henderson	Henderson
	Technology	Strategy	Balanced	Balanced	Forty	Forty	Global Research	Global Research
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
			(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	192,018	5,689	1,611	125,811	195,555	1,945	324,711	6,290
Units withdrawn	(189,916)	(391)	(1,133)	(226,272)	(470,125)	(3,482)	(632,840)	(2,783)
Units transferred between divisions and transferred to/from GPA	(121,708)	1,538	(50)	105,155	(96,917)	300	(53,731)	(4,532)
Net increase (decrease)	(119,606)	6,837	428	4,693	(371,487)	(1,237)	(361,860)	(1,025)

F-68

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MFS®
	Lord Abbett	Blended		MFS®	MFS®	MFS®
	Developing	Research	MFS®	International	Investors	New	MFS®	MFS®
	Growth	Core Equity	Growth	Intrinsic Value	Trust	Discovery	Research	Utilities
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	-	-	17,105	4,993	8,557	61,735	4,809	2,317
Units withdrawn	(2)	(589)	(40,878)	(147)	(35,129)	(92,357)	(10,901)	(61)
Units transferred between divisions and transferred to/from GPA	1,438	13,589	52,355	12,611	22,120	42,984	(4,675)	1,430
Net increase (decrease)	1,436	13,000	28,583	17,457	(4,452)	12,362	(10,767)	3,687

			MML
		MML	American Funds	MML	MML	MML		MML
	MFS®	Aggressive	Core	American Funds	American Funds	Balanced	MML	Blue Chip
	Value	Allocation	Allocation	Growth	International	Allocation	Blend	Growth
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	-	274,788	829	7,791	1,358	164,798	497,571	332,793
Units withdrawn	(220)	(150,006)	(68,467)	(386)	(145)	(148,645)	(863,125)	(587,162)
Units transferred between divisions and transferred to/from GPA	28,966	46,448	2,088	2,974	-	(28,644)	160,045	495,083
Net increase (decrease)	28,747	171,230	(65,549)	10,380	1,213	(12,491)	(205,509)	240,714

	MML	MML		MML	MML	MML	MML
	Conservative	Dynamic	MML	Equity	Equity	Equity	Focused	MML
	Allocation	Bond	Equity	Income	Index	Index	Equity	Foreign
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
					(Service Class I)	(Class II)
Units purchased	323,002	1,890	1,559,299	62,785	2,274	1,206,679	1,033	28,693
Units withdrawn	(156,399)	(59)	(2,809,493)	(50,607)	(14,853)	(3,768,556)	(3,898)	(20,387)
Units transferred between divisions and transferred to/from GPA	45,379	-	(189,571)	137,162	2,100,665	53,798	153,981	12,959
Net increase (decrease)	211,981	1,832	(1,439,766)	149,340	2,088,086	(2,508,079)	151,116	21,266

								MML
	MML	MML		MML	MML	MML	MML	Inflation-
	Fundamental	Fundamental	MML	Growth	Growth	High	Income	Protected
	Growth	Value	Global	& Income	Allocation	Yield	& Growth	and Income
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
			(Class II)
Units purchased	3,018	10,172	30,592	63,509	358,370	7,705	37,928	198,923
Units withdrawn	(6,143)	(4,906)	(25,980)	(66,614)	(234,677)	(547)	(30,784)	(335,078)
Units transferred between divisions and transferred to/from GPA	463,577	-	415	34,594	54,376	-	33,978	115,784
Net increase (decrease)	460,452	5,266	5,027	31,489	178,070	7,158	41,122	(20,371)

F-69

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML	MML	MML	MML	MML	MML	MML	MML
	International	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Short-Duration
	Equity	Growth	Bond	Volatility	Growth	Value	Allocation	Bond
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	4,423	5,531	756,121	385,408	89,661	58,730	177,287	584
Units withdrawn	(4,862)	(12,688)	(1,612,503)	(503,117)	(80,284)	(51,468)	(146,216)	(669)
Units transferred between divisions and transferred to/from GPA	-	-	39,215	(47,880)	146,038	23,243	40,278	14,441
Net increase (decrease)	(439)	(7,157)	(817,167)	(165,589)	155,414	30,506	71,350	14,356

	MML	MML	MML	MML	Strategic	MML	MML	Oppenheimer
	Small Cap	Small Cap	Small Company	Small/Mid Cap	Emerging	Total Return	U.S. Government	Global Multi-
	Equity	Growth Equity	Value	Value	Markets	Bond	Money Market	Alternatives
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	428,216	303,892	753	47,032	22,465	2,780	5,375,740	4,022
Units withdrawn	(722,418)	(433,276)	(103)	(33,715)	(43,722)	(32,544)	(10,158,388)	(187)
Units transferred between divisions and transferred to/from GPA	(23,291)	100,525	-	57,063	214	-	4,412,662	(72,921)
Net increase (decrease)	(317,493)	(28,859)	650	70,381	(21,043)	(29,764)	(369,986)	(69,086)

	Commodity-	PIMCO			T. Rowe Price		T. Rowe Price	T. Rowe Price
	RealReturn®	Global Bond	PIMCO	PIMCO	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap
	Strategy	Opportunities	High Yield	Total Return	Growth	Equity Income	Bond	Growth
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division	Division
Units purchased	95,537	13,287	-	-	133,151	415,271	-	375,546
Units withdrawn	(85,401)	(2,503)	(157)	(2,953)	(207,036)	(529,650)	(138)	(949,197)
Units transferred between divisions and transferred to/from GPA	49,558	-	155,100	121,397	(45,440)	38,434	-	11,247
Net increase (decrease)	59,694	10,784	154,943	118,445	(119,325)	(75,945)	(138)	(562,404)

							VY®
	T. Rowe Price	Templeton	Templeton	Voya	Voya	Voya	Clarion
	New America	Foreign	Global	International	Russell™	Russell™	Global
	Growth	VIP	Bond VIP	Index	Mid Cap Index	Small Cap Index	Real Estate
2019 (Continued)	Division	Division	Division	Division	Division	Division	Division
Units purchased	41,408	453,944	5,808	-	2,427	-	39,608
Units withdrawn	(128,857)	(528,172)	(224)	(2,128)	(5,830)	(3,180)	(26,741)
Units transferred between divisions and transferred to/from GPA	33,092	19,403	17,197	1,141,494	751,852	169,327	8,929
Net increase (decrease)	(54,357)	(54,825)	22,781	1,139,366	748,449	166,147	21,795

F-70

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2020 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division
2020	498,219	$-		$2.00	$995,745	-%	-		0.25%	-%		42.46%
2019	495,140	-		1.40	694,663	-	-		0.25	-		35.56

American Century VP Disciplined Core Value Division
2020[7]	9,231,503	3.32	to	3.78	32,069,155	1.95	0.25	to	1.00	10.70	to	11.53
2019	10,009,285	3.00	to	3.39	30,738,840	2.08	0.25	to	1.00	22.72	to	23.64
2018	10,525,082	2.44	to	2.74	25,843,652	1.91	0.25	to	1.00	(7.80)	to	(7.10)
2017	11,241,950	2.65	to	2.95	29,362,754	2.38	0.25	to	1.00	19.29	to	20.19
2016	12,374,420	2.22	to	2.46	26,053,682	2.36	0.25	to	1.00	12.36	to	13.20

American Century VP Inflation Protection Division
2020	75,810	-		1.19	90,026	1.44	-		0.25	-		9.55
2019	45,675	-		1.08	49,510	2.17	-		0.25	-		8.90

American Century VP International Division
2020	137,681	1.55	to	1.83	251,549	0.48	0.25	to	0.60	25.13	to	25.88
2019	139,289	1.23	to	1.46	203,381	0.86	0.25	to	0.60	27.65	to	28.42
2018	140,901	0.96	to	1.14	161,169	1.26	0.25	to	0.60	(15.73)	to	(15.22)
2017	142,405	1.13	to	1.36	193,296	0.86	0.25	to	0.60	12.99	to	30.42
2016	143,987	-		1.04	149,852	1.05	-		0.60	-		(6.06)

American Century VP Value Division
2020	3,866,025	3.10	to	4.09	14,131,672	2.32	0.25	to	1.00	(0.03)	to	0.73
2019	3,984,737	3.10	to	4.06	14,599,998	2.12	0.25	to	1.00	25.77	to	26.72
2018	4,109,602	2.46	to	3.20	12,074,180	1.66	0.25	to	1.00	(10.06)	to	(9.38)
2017	4,346,509	2.74	to	3.53	14,228,000	1.66	0.25	to	1.00	7.67	to	8.48
2016	4,650,196	2.55	to	3.26	14,116,978	1.74	0.25	to	1.00	19.28	to	20.18

American Funds® Asset Allocation Division
2020	6,719,434	3.25	to	4.09	25,043,652	1.70	0.25	to	1.00	11.34	to	12.18
2019	6,803,166	2.92	to	3.65	22,695,282	1.90	0.25	to	1.00	20.03	to	20.93
2018	7,165,384	2.43	to	3.02	19,892,745	1.66	0.25	to	1.00	(5.56)	to	(4.84)
2017	7,262,865	2.58	to	3.17	21,305,963	1.54	0.25	to	1.00	15.08	to	15.94
2016	7,759,152	2.24	to	2.73	19,741,367	1.61	0.25	to	1.00	8.32	to	9.14

American Funds® Growth-Income Division
2020	9,654,332	3.82	to	5.16	43,139,764	1.38	0.25	to	1.00	12.42	to	13.26
2019	9,980,605	3.40	to	4.55	40,028,763	1.68	0.25	to	1.00	24.88	to	25.82
2018	10,152,959	2.72	to	3.62	33,200,808	1.40	0.25	to	1.00	(2.77)	to	(2.03)
2017	10,523,397	2.80	to	3.69	35,545,549	1.41	0.25	to	1.00	21.17	to	22.08
2016	10,854,731	2.31	to	3.03	30,273,068	1.49	0.25	to	1.00	10.41	to	11.24

BlackRock High Yield V.I. Division
2020	111,215	-		1.23	137,185	5.27	-		0.25	-		7.31
2019	63,746	-		1.15	73,277	4.17	-		0.25	-		15.32

BlackRock Small Cap Index V.I. Division
2020	5,324	-		1.09	5,787	0.20	-		0.80	-		-

BlackRock Total Return V.I. Division
2020	370,330	-		1.20	444,258	2.17	-		0.25	-		8.90
2019	299,448	-		1.10	329,864	2.16	-		0.25	-		9.51

F-71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
BNY Mellon MidCap Stock Division
2020	65,893	$-		$1.20	$79,107	0.40%	-%		0.25%	-%		7.85%

Delaware VIP® Emerging Markets Division
2020	100,762	-		1.50	151,492	0.50			0.25			24.69
2019	58,261	-		1.21	70,248	0.39	-		0.25	-		22.25

Delaware VIP® Small Cap Value Division
2020	22,326	-		1.11	24,788	0.17	-		0.25	-		(2.18)
2019	2,181	-		1.14	2,476	-	-		0.25	-		27.72

DWS Small Cap Index Division
2020	2,521,917	3.72	to	4.61	10,685,836	1.10	0.25	to	1.00	18.24	to	19.13
2019	2,590,878	3.14	to	3.87	9,231,210	1.05	0.25	to	1.00	23.98	to	24.91
2018	2,825,354	2.54	to	3.10	8,093,826	0.94	0.25	to	1.00	(12.12)	to	(11.45)
2017	2,899,255	2.89	to	3.50	9,439,990	0.97	0.25	to	1.00	13.19	to	14.04
2016	3,051,591	2.55	to	3.07	8,778,408	1.07	0.25	to	1.00	19.83	to	20.73

Eaton Vance VT Floating-Rate Income Division
2020	95,460	-		1.12	106,816	3.46	-		0.25	-		2.27
2019	41,816	-		1.09	45,751	3.46	-		0.25	-		7.47

Fidelity® VIP Bond Index Division
2020	2,885	-		1.00	2,889	0.17	-		0.80	-		-

Fidelity® VIP Contrafund® Division (Initial Class)
2020	16,934,529	5.10	to	5.24	95,130,421	0.25	0.15	to	1.00	29.27	to	30.37
2019	17,515,147	3.95	to	4.02	75,526,172	0.46	0.15	to	1.00	30.27	to	31.38
2018	18,313,134	3.03	to	3.06	60,778,694	0.70	0.15	to	1.00	(7.31)	to	(6.52)
2017	19,235,499	3.27	to	4.51	68,425,223	0.99	0.25	to	1.00	20.67	to	21.57
2016	20,547,792	2.71	to	3.71	60,163,736	0.79	0.25	to	1.00	6.93	to	7.74

Fidelity® VIP Contrafund® Division (Service Class)
2020	1,631,705	5.22	to	5.54	8,374,787	0.15	0.60	to	0.75	29.46	to	29.65
2019	1,718,442	4.03	to	4.28	6,785,433	0.36	0.60	to	0.75	30.47	to	30.66
2018	1,871,054	3.09	to	3.27	5,677,222	0.60	0.60	to	0.75	(7.19)	to	(6.49)
2017	2,019,712	3.33	to	3.52	6,595,001	0.90	0.60	to	0.75	20.86	to	21.04
2016	2,087,051	2.76	to	2.91	5,778,438	0.67	0.60	to	0.75	7.11	to	7.27

Fidelity® VIP Extended Market Index Division
2020	2,427	-		1.07	2,602	-	-		0.80	-		-

Fidelity® VIP Freedom 2020 Division
2020	10,701	-		1.39	14,846	1.13	-		0.25	-		14.92

Fidelity® VIP Freedom 2025 Division
2020	162,124	-		1.42	229,577	1.45	-		0.25	-		15.83

Fidelity® VIP Freedom 2030 Division
2020	10,532	-		1.46	15,328	2.36	-		0.25	-		16.76

Fidelity® VIP Freedom 2035 Division
2020	357,294	-		1.50	535,494	1.72	-		0.25	-		18.15
2019	229,431	-		1.27	291,049	1.52	-		0.25	-		27.33

Fidelity® VIP Freedom 2040 Division
2020	34,486	-		1.52	52,301	1.32	-		0.25	-		19.16
2019	15,277	-		1.27	19,443	5.79	-		0.25	-		28.39

Fidelity® VIP Freedom 2050 Division
2020	9,651	-		1.52	14,629	1.21	-		0.25	-		19.17

F-72

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Growth Division
2020	161,149	$2.17	to	$3.27	$435,983	0.05	0.25%	to	0.60%	42.89%	to	43.75%
2019	82,580	1.51	to	2.29	188,085	0.16	0.25	to	0.60	33.38	to	34.18
2018	89,089	1.13	to	1.71	152,771	0.15	0.25	to	0.60	(0.87)	to	(0.27)
2017	93,153	1.13	to	1.73	161,149	0.12	0.25	to	0.60	12.84	to	34.20
2016	97,277	-	-	1.29	125,401	-	-	-	0.60	-	-	0.11

Fidelity® VIP International Index Division
2020	6,120	-		1.06	6,465	0.46	-		0.80	-		-

Fidelity® VIP Real Estate Division
2020	118,029	-		1.09	128,487	2.13	-		0.25	-		(6.61)
2019	34,147	-		1.17	39,801	0.61	-		0.25	-		23.09

Fidelity® VIP Total Market Index Division
2020	7,537	-		1.06	7,966	0.67	-		0.80	-		-

Franklin Mutual Global Discovery VIP Division
2020	1,773	-		1.08	1,915	2.72	-		0.25	-		(4.46)

Franklin Small Cap Value VIP Division
2020	3,445,561	3.73	to	5.25	15,380,819	1.49	0.25	to	1.00	4.14	to	4.93
2019	3,382,682	3.58	to	5.00	14,844,653	1.05	0.25	to	1.00	25.09	to	26.03
2018	3,541,006	2.86	to	3.97	12,654,846	0.88	0.25	to	1.00	(13.75)	to	(13.09)
2017	3,663,564	3.32	to	4.57	15,268,606	0.51	0.25	to	1.00	9.55	to	10.38
2016	3,853,362	3.03	to	4.14	14,645,535	0.81	0.25	to	1.00	28.90	to	29.86

Goldman Sachs Core Fixed Income Division
2020	532,525	-		1.19	634,452	2.00	-		0.25	-		9.40
2019	383,383	-		1.09	417,527	2.55	-		0.25	-		9.00
2018	360,796	-		1.00	360,476	0.79	-		0.25	-		(0.83)

Goldman Sachs International Equity Insights Division
2020	76,640	1.16	to	1.73	126,576	1.36	0.25	to	0.60	6.17	to	6.81
2019	94,242	1.09	to	1.63	153,804	2.43	0.25	to	0.60	17.74	to	18.45
2018	99,359	0.92	to	1.39	137,721	1.92	0.25	to	0.60	(16.79)	to	(16.28)
2017	101,323	1.09	to	1.67	168,772	1.90	0.25	to	0.60	9.46	to	25.85
2016	123,282	-	-	1.32	163,172	2.17	-	-	0.60	-	-	(3.31)

Goldman Sachs Large Cap Value Division
2020	2,273	2.70	to	2.97	6,680	1.38	0.30	to	0.60	3.36	to	3.67
2019	2,564	2.61	to	2.87	7,278	0.93	0.30	to	0.60	25.17	to	25.55
2018	4,945	2.09	to	2.28	10,826	1.27	0.30	to	0.60	(9.01)	to	(8.73)
2017	5,338	2.29	to	2.50	12,859	1.65	0.30	to	0.60	9.20	to	9.53
2016	5,759	2.10	to	2.29	12,676	2.19	0.30	to	0.60	10.92	to	11.25

Goldman Sachs Mid Cap Value Division
2020	260,663	1.36	to	7.01	1,751,755	0.60	0.25	to	0.60	7.75	to	8.40
2019	372,255	1.25	to	6.50	2,461,947	0.84	0.25	to	0.60	31.13	to	31.53
2018	275,848	0.95	to	4.97	1,389,038	1.27	0.25	to	0.60	(11.00)	to	(10.46)
2017	300,137	1.07	to	5.97	1,704,158	0.68	0.25	to	0.60	6.54	to	10.41
2016	366,080	5.06	to	5.39	1,896,554	1.45	0.30	to	0.60	12.85	to	13.19

Goldman Sachs Small Cap Equity Insights Division
2020	14,983	-		1.36	20,381	0.30	-		0.25	-		8.58
2019	6,379	-		1.25	7,991	0.77	-		0.25	-		24.84

F-73

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Goldman Sachs Strategic Growth Division
2020	2,272,721	$4.75	to	5.17	$11,749,749	0.09%	0.25%	to	1.00%	39.11%	to	40.15%
2019	2,573,061	2.89	to	3.71	8,967,076	0.29	0.25	to	1.00	34.18	to	35.19
2018	2,829,797	2.14	to	2.77	7,067,602	0.45	0.25	to	1.00	(2.03)	to	(1.29)
2017	3,000,907	2.17	to	2.83	7,411,173	0.53	0.25	to	1.00	29.36	to	30.34
2016	3,214,153	1.66	to	2.19	5,877,315	0.60	0.25	to	1.00	0.97	to	1.73

Goldman Sachs U.S. Equity Insights Division
2020	43,658	3.46	to	4.18	152,124	0.88	0.30	to	0.60	16.84	to	17.19
2019[4]	45,227	2.96	to	3.57	134,986	1.29	0.30	to	0.60	24.46	to	24.84
2018	46,830	2.38	to	2.86	112,389	1.23	0.30	to	0.60	(6.76)	to	(6.48)
2017	48,506	2.55	to	3.06	124,927	1.41	0.30	to	0.60	23.33	to	23.70
2016	50,321	2.07	to	2.47	105,142	1.34	0.30	to	0.60	10.07	to	10.40

Invesco Oppenheimer V.I. Capital Appreciation Division
2020	18,217,853	4.04	to	5.32	91,482,106	-	0.15	to	1.00	35.23	to	36.38
2019[4]	20,221,940	2.99	to	3.90	74,819,293	0.06	0.15	to	1.00	34.84	to	35.99
2018	22,024,354	2.22	to	2.87	58,249,800	0.32	0.15	to	1.00	(6.67)	to	(5.87)
2017	24,201,392	2.37	to	3.10	66,455,537	0.24	0.25	to	1.00	25.57	to	26.52
2016	27,159,946	1.89	to	2.45	56,569,215	0.41	0.25	to	1.00	(3.17)	to	(2.45)

Invesco Oppenheimer V.I. Conservative Balanced Division
2020	833,476	2.55	to	4.10	2,125,431	2.13	0.30	to	0.75	14.00	to	14.51
2019[4]	803,323	2.24	to	3.58	1,796,954	2.27	0.30	to	0.75	16.64	to	17.16
2018	878,876	1.92	to	3.06	1,685,685	1.97	0.30	to	0.75	(6.03)	to	(5.61)
2017	946,045	2.04	to	3.24	1,931,192	1.96	0.30	to	0.75	8.44	to	8.93
2016	1,050,115	1.88	to	2.97	1,976,988	2.40	0.30	to	0.75	4.48	to	4.94

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Division
2020	14,069,144	4.66	to	6.44	78,851,437	0.04	0.15	to	1.00	39.29	to	40.48
2019[4]	15,356,351	3.35	to	4.58	60,331,547	-	0.15	to	1.00	37.98	to	39.15
2018	16,893,481	2.43	to	3.29	46,930,970	-	0.15	to	1.00	(7.02)	to	(6.22)
2017	17,931,904	2.61	to	2.80	52,221,659	0.03	0.25	to	1.00	27.51	to	28.47
2016	19,159,429	2.05	to	2.18	42,958,174	-	0.25	to	1.00	1.32	to	2.08

Invesco Oppenheimer V.I. Global Division
2020	19,763,167	4.54	to	4.73	123,742,247	0.70	0.15	to	1.00	26.37	to	27.45
2019[4]	21,014,111	3.59	to	3.71	102,363,468	0.90	0.15	to	1.00	30.48	to	31.59
2018	22,312,600	2.75	to	2.82	82,122,885	0.99	0.15	to	1.00	(14.05)	to	(13.31)
2017	23,215,306	3.20	to	5.36	97,811,579	0.93	0.25	to	1.00	35.31	to	36.32
2016	24,862,420	2.37	to	3.93	75,843,398	1.07	0.25	to	1.00	(0.91)	to	(0.17)

Invesco Oppenheimer V.I. Global Strategic Income Division
2020	9,704,485	1.91	to	1.92	22,762,739	6.04	0.15	to	1.00	2.37	to	3.25
2019[4]	9,586,299	1.86	to	1.87	22,295,339	3.77	0.15	to	1.00	9.70	to	10.64
2018	10,037,874	1.68	to	1.70	21,508,479	4.92	0.15	to	1.00	(5.35)	to	(4.54)
2017	10,106,254	1.80	to	2.67	23,127,048	2.29	0.25	to	1.00	5.22	to	6.01
2016	10,096,940	1.71	to	2.52	22,381,947	4.98	0.25	to	1.00	5.48	to	6.27

Invesco Oppenheimer V.I. Government Money Division
2020	2,865,754	1.30	to	1.60	3,689,343	0.21	0.30	to	0.75	(0.52)	to	(0.08)
2019[4]	2,839,331	1.30	to	1.61	3,673,096	1.70	0.30	to	0.75	0.95	to	1.40
2018	3,098,493	1.29	to	1.58	3,973,557	1.34	0.30	to	0.75	0.59	to	1.05
2017	3,339,705	1.29	to	1.57	4,261,000	0.39	0.30	to	0.75	(0.36)	to	0.09
2016	3,719,041	1.29	to	1.57	4,749,700	0.01	0.30	to	0.75	(0.73)	to	(0.29)

F-74

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco Oppenheimer V.I. International Growth Division
2020	8,858,724	$3.38	to	$3.48	$30,988,304	0.99%	0.15%	to	1.00%	20.29%	to	21.32%
2019[4]	9,242,895	2.78	to	2.89	25,318,416	1.03	0.15	to	1.00	27.32	to	28.41
2018	9,613,888	2.17	to	2.27	20,352,676	0.86	0.15	to	1.00	(20.22)	to	(19.54)
2017	10,016,801	2.67	to	2.85	26,085,100	1.41	0.25	to	1.00	25.04	to	25.98
2016	10,295,874	2.12	to	2.28	20,887,222	1.11	0.25	to	1.00	(3.09)	to	(2.36)

Invesco Oppenheimer V.I. Main Street Division
2020	8,351,957	3.63	to	4.44	31,295,753	1.49	0.15	to	1.00	12.81	to	13.77
2019[4]	9,218,501	3.21	to	3.91	30,111,174	1.07	0.15	to	1.00	30.77	to	31.88
2018	10,184,573	2.46	to	2.96	25,093,363	1.15	0.15	to	1.00	(8.81)	to	(8.02)
2017	10,843,354	2.35	to	2.70	28,819,972	1.25	0.25	to	1.00	15.75	to	16.62
2016	11,728,522	2.02	to	2.33	26,188,457	1.12	0.25	to	1.00	10.51	to	11.34

Invesco Oppenheimer V.I. Main Street Small Cap Division
2020	500,028	6.69	to	7.29	3,370,033	0.66	0.30	to	0.75	19.03	to	19.57
2019[4]	512,076	5.62	to	6.09	2,894,554	0.18	0.30	to	0.75	25.53	to	26.09
2018	539,359	4.47	to	4.83	2,424,752	0.30	0.30	to	0.75	(11.00)	to	(10.59)
2017	645,443	5.03	to	5.41	3,285,140	0.80	0.30	to	0.75	13.31	to	13.82
2016	578,567	4.44	to	4.75	2,574,213	0.52	0.30	to	0.75	17.17	to	17.70

Invesco Oppenheimer V.I. Total Return Bond Division
2020	10,262,042	1.27	to	1.66	16,092,701	3.27	0.25	to	1.00	8.62	to	9.44
2019[4]	9,499,209	1.17	to	1.70	13,725,099	3.30	0.25	to	1.00	8.44	to	9.25
2018	9,396,432	1.08	to	1.55	12,443,748	3.28	0.25	to	1.00	(2.01)	to	(1.27)
2017	9,223,957	1.10	to	1.57	12,418,542	2.36	0.25	to	1.00	3.55	to	4.32
2016	9,177,870	1.06	to	1.51	11,993,297	3.70	0.25	to	1.00	2.24	to	3.01

Invesco V.I. Comstock Division
2020	31,477	-		1.25	39,281	3.32	-		0.25	-		(0.85)
2019	12,235	-		1.26	15,400	1.98	-		0.25	-		25.30

Invesco V.I. Diversified Dividend Division
2020	1,370,729	1.33	to	2.78	2,338,155	3.17	0.15	to	1.00	(0.86)	to	(0.01)
2019	1,366,611	1.34	to	2.78	2,338,701	2.95	0.15	to	1.00	23.85	to	24.90
2018	1,360,598	1.08	to	2.23	1,862,558	2.47	0.15	to	1.00	(8.50)	to	(7.71)
2017	1,329,968	1.19	to	1.55	1,924,600	1.69	0.25	to	1.00	7.50	to	8.30
2016	1,387,698	1.10	to	1.43	1,854,236	1.34	0.25	to	1.00	13.67	to	14.53

Invesco V.I. Global Real Estate Division
2020	9,207	--		1.07	9,812	6.60	-	-	0.25	-	-	(12.32)

Invesco V.I. Health Care Division
2020	979,943	4.17		4.32	4,530,666	0.32	0.15		1.00	13.32		14.29
2019	968,353	3.68		3.78	3,946,910	0.04	0.15		1.00	31.19		32.30
2018	981,671	2.81		2.86	3,066,965	-	0.15		1.00	(0.10)		0.75
2017	996,342	2.81		3.39	3,115,697	0.37	0.25		1.00	14.68		15.54
2016	1,019,247	2.45		2.93	2,776,539	-	0.25		1.00	(12.34)		(11.68)

Invesco V.I. International Growth Division
2020	1,976	-		1.35	2,676	2.64	-		0.25	-		14.00

Invesco V.I. Small Cap Equity Division
2020	37	-		1.49	55	-	-		0.25	-		27.24

Invesco V.I. Technology Division
2020	1,604,054	4.72	to	7.05	7,438,818	-	0.15	to	1.00	44.66	to	45.90
2019	1,776,311	3.27	to	4.83	5,161,971	-	0.15	to	1.00	34.53	to	35.68
2018	1,895,917	2.43	to	3.56	3,689,355	-	0.15	to	1.00	(1.45)	to	(0.60)
2017	2,032,079	1.69	to	2.46	3,637,730	-	0.25	to	1.00	33.79	to	34.80
2016	2,238,489	1.25	to	1.84	2,719,502	-	0.25	to	1.00	(1.74)	to	(1.00)

F-75

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Ivy VIP Asset Strategy Division (Class II)
2020	54,707	$1.43	to	$1.47	$79,892	2.21%	0.25%	to	0.75%	13.88%	to	13.88%
2019	48,457	1.26	to	1.29	62,237	2.28	0.25	to	0.75	21.78	to	21.78
2018	41,621	1.03	to	1.06	43,974	1.90	0.25	to	0.75	(5.44)	to	(5.44)
2017	40,680	1.09	to	1.12	45,453	1.16	0.25	to	0.75	9.29	to	18.27

Ivy VIP Science and Technology Division
2020	9,295	-		2.18	20,245	-	-		0.25	-		35.36

Janus Henderson Balanced Division (Institutional Class)
2020	56,841	-		3.71	210,982	1.80	-		0.60	-		13.63
2019	59,786	-		3.27	195,299	1.94	-		0.60	-		21.86
2018	59,358	-		2.68	159,123	2.16	-		0.60	-		0.08
2017	60,169	-		2.68	161,175	1.62	-		0.60	-		17.72
2016	61,526	-		2.28	139,996	2.23	-		0.60	-		3.98

Janus Henderson Balanced Division (Service Class)
2020	1,645,617	3.65	to	4.41	6,755,986	1.49	0.25	to	1.00	12.89	to	13.74
2019	1,652,455	3.24	to	3.88	5,954,940	1.68	0.25	to	1.00	21.06	to	21.97
2018	1,647,762	2.67	to	3.18	4,873,002	1.78	0.25	to	1.00	(0.57)	to	0.18
2017	1,764,877	2.69	to	3.17	5,219,360	1.39	0.25	to	1.00	16.96	to	17.84
2016	1,827,242	2.30	to	2.69	4,604,449	1.88	0.25	to	1.00	3.29	to	4.06

Janus Henderson Forty Division (Institutional Class)
2020	4,499,035	5.05	to	6.20	31,036,579	0.27	0.25	to	0.75	38.36	to	39.05
2019	4,871,577	3.63	to	4.48	23,845,964	0.15	0.25	to	0.75	36.14	to	36.82
2018	5,243,064	2.65	to	3.29	18,508,924	-	0.25	to	0.75	1.22	to	1.73
2017	5,714,266	2.61	to	3.25	19,329,223	-	0.25	to	0.75	29.34	to	29.99
2016	6,444,964	2.01	to	2.51	15,917,705	-	0.25	to	0.75	1.43	to	1.94

Janus Henderson Forty Division (Service Class)
2020	48,440	7.27	to	8.68	365,341	0.16	0.50	to	1.00	37.65	to	38.34
2019	48,670	5.28	to	6.27	264,895	-	0.50	to	1.00	35.49	to	36.17
2018	49,907	3.90	to	4.61	201,579	-	0.50	to	1.00	0.70	to	1.21
2017	52,125	3.87	to	4.55	206,633	-	0.50	to	1.00	28.71	to	29.35
2016	51,790	3.01	to	3.52	159,130	-	0.50	to	1.00	0.93	to	1.44

Janus Henderson Global Research Division (Institutional Class)
2020	4,834,686	1.82	to	2.23	11,541,450	0.73	0.25	to	0.75	19.16	to	19.76
2019	5,116,176	1.52	to	1.87	10,129,324	1.00	0.25	to	0.75	28.08	to	28.72
2018	5,478,036	1.18	to	1.46	8,387,235	1.13	0.25	to	0.75	(7.57)	to	(7.10)
2017	5,981,044	1.27	to	1.58	9,657,867	0.82	0.25	to	0.75	26.08	to	26.71
2016	6,626,717	1.00	to	1.26	8,012,754	1.09	0.25	to	0.75	1.30	to	1.81

Janus Henderson Global Research Division (Service Class)
2020	103,333	2.85	to	3.64	324,899	0.56	0.50	to	1.00	18.57	to	19.17
2019	101,847	2.40	to	3.06	268,482	0.87	0.50	to	1.00	27.43	to	28.07
2018	102,872	1.88	to	2.39	216,844	0.86	0.50	to	1.00	(8.01)	to	(7.55)
2017	98,174	2.05	to	2.58	236,100	0.69	0.50	to	1.00	25.43	to	26.05
2016	98,437	1.63	to	2.05	188,501	0.93	0.50	to	1.00	0.81	to	1.31

JPMorgan Insurance Trust U.S. Equity Division
2020	22,125	-		1.72	38,118	-	-		0.25	-		25.26

Lord Abbett Developing Growth Division
2020	49,827	-		2.78	138,457	-	-		0.25	-		72.60
2019	1,436	-		1.61	2,312	-	-		0.25	-		31.77

MFS® Blended Research Core Equity Division
2020	75,921	-		1.53	116,161	1.61	-		0.25	-		15.34
2019	13,000	-		1.33	17,246	1.61	-		0.25	-		29.17

F-76

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MFS® Growth Division
2020	726,226	$2.10	to	$4.94	$3,105,539	-%	0.25%	to	0.75%	30.87%	to	31.86%
2019	758,864	1.59	to	3.77	3,064,314	-	0.25	to	0.75	37.12	to	38.15
2018	730,280	1.15	to	2.75	2,171,458	0.09	0.25	to	0.75	1.90	to	2.67
2017	835,618	1.12	to	2.70	2,414,793	0.12	0.25	to	0.75	12.11	to	30.43
2016	779,721	2.07	to	2.58	1,679,387	0.04	0.30	to	0.75	1.68	to	2.14

MFS® International Intrinsic Value Division
2020	63,241	-		1.50	95,053	1.10	-		0.25	-		20.52
2019	17,457	-		1.25	21,771	1.33	-		0.25	-		25.94

MFS® Investors Trust Division
2020	164,039	4.08	to	5.16	770,630	0.65	0.25	to	1.00	12.74	to	13.58
2019	224,146	3.62	to	4.54	926,606	0.68	0.25	to	1.00	30.27	to	31.25
2018	228,598	2.78	to	3.46	723,146	0.62	0.25	to	1.00	(6.43)	to	(5.72)
2017	253,190	2.97	to	3.67	857,046	0.73	0.25	to	1.00	22.12	to	23.04
2016	223,153	2.43	to	2.99	620,082	0.85	0.25	to	1.00	7.51	to	8.32

MFS® Mid Cap Value Division
2020	23,260	-		1.30	30,142	1.28	-		0.25	-		3.87

MFS® New Discovery Division
2020	1,212,613	5.80	to	8.54	9,107,858	-	0.25	to	1.00	44.44	to	45.52
2019	1,257,914	4.02	to	5.87	6,625,713	-	0.25	to	1.00	40.29	to	41.35
2018	1,245,551	2.86	to	4.15	4,788,712	-	0.25	to	1.00	(2.46)	to	(1.72)
2017	1,335,946	2.94	to	4.22	5,342,292	-	0.25	to	1.00	25.40	to	26.34
2016	1,531,613	2.34	to	3.34	4,871,802	-	0.25	to	1.00	7.97	to	8.78

MFS® Research Division
2020	360,042	3.66	to	4.51	1,454,714	0.70	0.30	to	0.75	15.72	to	16.24
2019	320,275	3.16	to	3.88	1,083,046	0.79	0.30	to	0.75	31.95	to	32.55
2018	331,042	2.39	to	2.93	845,994	0.35	0.30	to	0.75	(5.09)	to	(4.66)
2017	1,197,462	2.52	to	3.07	3,542,827	1.36	0.30	to	0.75	22.45	to	23.00
2016	1,223,807	2.06	to	2.50	2,944,485	0.79	0.30	to	0.75	7.93	to	8.41

MFS® Utilities Division
2020	7,984	-		1.39	11,119	2.81	-		0.25	-		5.90
2019	3,687	-		1.32	4,848	-	-		0.25	-		25.07

MFS® Value Division
2020	117,320	-		1.31	153,828	1.82	-		0.25	-		3.47
2019	28,747	-		1.27	36,426	-	-		0.25	-		29.80

MML Aggressive Allocation Division
2020	1,265,727	1.05	to	3.71	4,056,899	1.62	0.15	to	0.80	(45.58)	to	13.18
2019	1,220,243	1.93	to	3.28	3,446,034	2.03	0.15	to	0.75	23.01	to	23.75
2018	1,049,013	1.57	to	2.65	2,365,349	1.39	0.15	to	0.75	(8.81)	to	(8.26)
2017	964,047	1.09	to	1.72	2,340,168	1.06	0.25	to	0.75	8.35	to	17.89
2016	656,421	1.46	to	2.37	1,417,645	1.61	0.50	to	0.75	7.73	to	8.00

MML American Funds Core Allocation Division
2020	259,913	1.03	to	1.35	353,215	1.86	0.25	to	0.80	11.39	to	11.39
2019	17,018	1.21	to	1.39	23,627	2.53	0.25	to	0.75	18.12	to	18.12
2018	82,568	1.02	to	1.18	97,046	1.74	0.25	to	0.75	(4.84)	to	(4.84)
2017	81,975	1.07	to	1.24	101,251	-	0.25	to	0.75	7.47	to	14.94

MML American Funds Growth Division
2020	58,532	1.09	to	2.19	146,356	0.73	0.25	to	0.80	(24.43)	to	51.41
2019	44,023	1.44	to	1.78	75,873	0.29	0.25	to	0.75	30.22	to	30.22
2018	33,642	1.11	to	1.37	45,923	0.28	0.25	to	0.75	(0.65)	to	(0.65)
2017	34,130	1.12	to	1.37	46,893	-	0.25	to	0.75	11.55	to	27.78

F-77

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML American Funds International Division
2020	20,660	$1.08	to	$1.34	$32,556	1.02%	0.25%	to	0.80%	(9.02)%	to	13.44%
2019	19,796	1.18	to	1.39	27,498	2.80	0.25	to	0.75	22.31	to	22.31
2018	18,583	0.97	to	1.14	21,104	0.83	0.25	to	0.75	(13.52)	to	(13.52)
2017	18,152	1.12	to	1.31	23,858	-	0.25	to	0.75	11.79	to	31.65

MML Balanced Allocation Division
2020	1,031,245	1.03	to	2.74	2,195,795	2.69	0.15	to	0.80	(35.75)	to	10.77
2019	961,864	1.60	to	2.48	1,843,654	2.51	0.15	to	0.75	15.88	to	16.57
2018	974,355	1.38	to	2.12	1,598,371	2.42	0.15	to	0.75	(5.19)	to	(4.61)
2017	658,420	1.05	to	1.46	1,165,476	1.99	0.25	to	0.75	4.99	to	10.65
2016	526,881	1.32	to	1.94	854,812	2.14	0.50	to	0.75	5.36	to	5.62

MML Blend Division
2020	7,377,933	3.24	to	3.60	33,347,845	-	0.25	to	1.00	11.74	to	12.58
2019	7,528,109	2.90	to	3.20	31,243,992	2.44	0.25	to	1.00	20.17	to	21.08
2018	7,733,618	2.41	to	2.64	27,125,185	2.11	0.25	to	1.00	(5.30)	to	(4.58)
2017	8,339,530	2.55	to	2.77	31,096,755	2.12	0.25	to	1.00	14.11	to	14.97
2016	9,055,194	2.23	to	2.41	29,068,771	2.14	0.25	to	1.00	8.33	to	9.15

MML Blue Chip Growth Division
2020	4,378,157	4.83	to	7.58	17,390,444	-	0.15	to	1.00	33.07	to	34.20
2019	4,013,299	3.63	to	5.65	12,396,513	-	0.15	to	1.00	28.55	to	29.65
2018	3,772,586	2.82	to	4.36	9,452,664	-	0.15	to	1.00	0.86	to	1.72
2017	3,983,374	1.77	to	2.80	9,546,427	0.01	0.25	to	1.00	34.87	to	35.88
2016	4,084,720	1.30	to	2.07	6,860,480	-	0.25	to	1.00	(0.09)	to	0.66

MML Conservative Allocation Division
2020	1,027,526	1.03	to	2.54	1,920,967	2.76	0.15	to	0.80	(32.76)	to	9.77
2019	1,077,490	1.53	to	2.31	1,838,023	2.52	0.15	to	0.75	14.34	to	15.02
2018	865,508	1.34	to	2.01	1,201,317	2.54	0.15	to	0.75	(4.22)	to	(3.64)
2017	790,945	1.04	to	1.39	1,159,929	2.00	0.25	to	0.75	4.11	to	8.80
2016	505,476	1.28	to	1.85	708,861	2.41	0.50	to	0.75	4.99	to	5.26

MML Dynamic Bond Division
2020	30,457	1.01	to	1.14	35,776	0.31	0.25	to	0.80	(8.44)	to	3.91
2019	8,669	1.10	to	1.19	10,289	3.70	0.25	to	0.75	8.73	to	8.73
2018	6,838	1.01	to	1.09	7,464	3.41	0.25	to	0.75	(0.10)	to	(0.10)
2017	6,365	1.01	to	1.09	6,954	1.02	0.25	to	0.75	1.34	to	4.45

MML Equity Division
2020	20,335,113	2.82	to	3.34	85,886,429	2.32	0.15	to	1.00	2.00	to	2.87
2019	21,224,056	2.76	to	3.25	87,307,189	2.03	0.15	to	1.00	24.67	to	25.73
2018	22,663,822	2.22	to	2.58	74,001,101	1.77	0.15	to	0.75	(10.89)	to	(10.13)
2017	24,327,205	2.37	to	2.49	88,570,445	1.82	0.25	to	1.00	14.64	to	15.50
2016	26,016,480	2.05	to	2.17	81,773,406	1.74	0.25	to	1.00	11.48	to	12.31

MML Equity Income Division
2020	687,283	1.04	to	3.22	1,546,292	2.44	0.15	to	0.80	(32.27)	to	1.19
2019	454,444	1.54	to	3.19	1,134,639	2.35	0.15	to	0.75	26.26	to	26.45
2018	305,104	1.22	to	2.52	717,137	2.02	0.15	to	0.75	(9.50)	to	(9.36)
2017	192,482	1.10	to	1.35	494,840	2.07	0.25	to	0.75	10.07	to	16.33
2016	135,986	2.29	to	2.33	314,739	2.12	0.50	to	0.70	17.86	to	18.09

MML Equity Index Division (Service Class I)
2020	2,542,413	-		1.63	4,150,568	1.74	-		0.25	-		18.06
2019	2,088,086	-		1.38	2,887,488	2.71	-		0.25	-		30.86

F-78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Equity Index Division (Class II)
2020	22,938,054	$4.11	to	$4.78	$95,853,069	1.89%	0.15%	to	1.00%	17.04%	to	18.04%
2019	24,254,914	3.51	to	4.05	85,127,840	2.85	0.15	to	1.00	29.75	to	30.86
2018	26,762,994	2.71	to	3.10	71,235,424	1.70	0.15	to	1.00	(5.59)	to	(4.78)
2017	27,700,757	2.87	to	3.06	77,086,744	1.18	0.25	to	1.00	20.29	to	21.20
2016	29,623,801	2.38	to	2.52	66,482,551	1.87	0.25	to	1.00	10.51	to	11.34

MML Equity Index Division (Class III)
2020	3,066	-		1.05	3,221	-	-		0.80	-		-

MML Focused Equity Division
2020	206,972	1.03	to	1.62	342,768	0.84	0.25	to	0.80	(28.16)	to	12.76
2019	167,057	1.44	to	1.81	246,359	0.28	0.25	to	0.75	30.15	to	30.15
2018	15,941	1.11	to	1.39	22,222	2.81	0.25	to	0.75	1.18	to	1.18
2017	14,561	1.09	to	1.38	20,062	-	0.25	to	0.75	9.39	to	21.99

MML Foreign Division
2020	184,216	1.07	to	1.92	319,256	3.17	0.15	to	0.80	(6.21)	to	5.77
2019	153,545	1.14	to	1.81	259,567	1.81	0.15	to	0.75	13.00	to	13.17
2018	132,279	1.01	to	1.61	199,317	2.25	0.15	to	0.75	(16.03)	to	(15.90)
2017	120,948	1.08	to	1.20	217,714	2.08	0.25	to	0.75	7.80	to	21.73
2016	100,342	1.50	to	1.53	151,333	1.98	0.50	to	0.70	0.73	to	0.94

MML Fundamental Equity Division
2020[6]	498,713	1.04	to	1.82	921,656	0.04	0.25	to	0.80%	(31.47)	to	20.02
2019	503,737	1.52	to	1.76	775,224	0.50	0.25	to	0.75	33.74	to	33.74
2018	43,285	1.14	to	1.32	57,100	1.10	0.25	to	0.75	0.80	to	0.80
2017	42,392	1.13	to	1.31	55,477	-	0.25	to	0.75	12.67	to	27.67

MML Fundamental Value Division
2020	65,496	1.04	to	1.23	93,987	1.30	0.25	to	0.80	(13.26)	to	2.67
2019	103,360	1.20	to	1.40	144,459	1.97	0.25	to	0.75	22.79	to	22.79
2018	98,094	0.98	to	1.14	111,650	1.67	0.25	to	0.75	(10.34)	to	(10.34)
2017	94,380	1.09	to	1.27	119,815	-	0.25	to	0.75	8.75	to	15.10

MML Global Division (Service Class I)
2020	32,923	-		1.46	47,922	1.12	-		0.25	-		14.02

MML Global Division (Class II)
2020	135,298	1.06	to	4.00	478,710	1.08	0.15	to	0.80	(31.20)	to	13.79
2019	124,229	1.54	to	3.51	385,155	0.59	0.15	to	0.75	30.39	to	30.58
2018	119,202	1.18	to	2.69	269,514	1.13	0.15	to	0.75	(9.71)	to	(9.57)
2017	100,947	1.30	to	2.89	248,284	1.06	0.50	to	0.75	23.68	to	24.30
2016	61,934	2.30	to	2.34	142,622	1.14	0.50	to	0.70	6.79	to	7.00

MML Growth & Income Division
2020	321,231	1.05	to	4.38	1,294,731	0.93	0.15	to	0.80	(36.96)	to	14.34
2019	294,083	1.66	to	3.83	1,036,164	0.94	0.15	to	0.75	31.90	to	32.10
2018	262,594	1.26	to	2.90	658,741	0.89	0.15	to	0.75	(5.34)	to	(5.20)
2017	184,689	1.10	to	1.33	468,563	0.85	0.25	to	0.75	10.26	to	23.70
2016	103,011	2.37	to	2.41	245,567	1.09	0.50	to	0.70	8.02	to	8.23

MML Growth Allocation Division
2020	1,531,939	1.04	to	3.32	4,691,615	2.09	0.15	to	0.80	(42.27)	-	12.59
2019	1,620,661	1.80	to	2.95	4,454,638	2.25	0.15	to	0.75	20.30	to	21.03
2018	1,442,591	1.50	to	2.44	3,283,606	1.83	0.15	to	0.75	(7.60)	to	(7.04)
2017	1,224,155	1.07	to	1.62	2,944,300	1.47	0.25	to	0.75	7.18	to	15.21
2016	1,002,307	1.41	to	2.20	2,086,469	1.82	0.50	to	0.75	6.77	to	7.04

F-79

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML High Yield Division
2020	81,248	$1.03	to	$1.17	$113,187	0.02%	0.25%	to	0.80%	(6.54)%	to	5.56%
2019	75,480	1.10	to	1.32	99,616	6.29	0.25	to	0.75	12.25	to	12.25
2018	68,322	0.98	to	1.18	80,332	6.37	0.25	to	0.75	(3.40)	to	(3.40)
2017	65,377	1.018	to	1.22	79,573	2.08	0.25	to	0.75	1.82	to	8.22

MML Income & Growth Division
2020	359,473	1.05	to	3.09	717,380	2.14	0.15	to	0.80	(29.66)	to	2.87
2019	211,374	1.49	to	3.01	489,310	1.96	0.15	to	0.75	24.25	to	24.43
2018	170,252	1.20	to	2.42	337,169	1.77	0.15	to	0.75	(11.82)	to	(11.68)
2017	153,975	1.10	to	1.35	342,385	1.63	0.25	to	0.75	10.45	to	17.43
2016	86,471	2.24	to	2.27	194,847	1.79	0.50	to	0.70	15.59	to	15.82

MML Inflation-Protected and Income Division
2020	2,877,526	1.65	to	1.81	5,359,804	0.12	0.15	to	1.00	10.01	to	10.95
2019	2,962,522	1.50	to	1.63	4,975,538	2.41	0.15	to	1.00	7.23	to	8.15
2018	2,982,893	1.40	to	1.50	4,644,811	3.11	0.15	to	1.00	(2.28)	to	(1.44)
2017	3,043,387	1.43	to	1.71	4,824,739	3.33	0.25	to	1.00	2.18	to	2.95
2016	3,068,133	1.40	to	1.66	4,744,436	2.41	0.25	to	1.00	4.17	to	4.95

MML International Equity Division
2020	24,128	1.07	to	1.13	32,658	3.48	0.25	to	0.80	0.28	to	5.37
2019	20,299	1.07	to	1.29	26,084	1.73	0.25	to	0.75	24.63	to	24.63
2018	20,737	0.86	to	1.03	21,382	1.59	0.25	to	0.75	(23.79)	to	(23.79)
2017	19,211	1.13	to	1.35	25,992	-	0.25	to	0.75	12.82	to	30.35

MML Large Cap Growth Division
2020	46,223	1.04	to	1.93	103,492	0.34	0.25	to	0.80	(28.82)	to	31.78
2019	43,127	1.46	to	1.70	73,302	0.61	0.25	to	0.75	31.99	to	31.99
2018	50,284	1.11	to	1.29	64,754	0.65	0.25	to	0.75	(2.26)	to	(2.26)
2017	47,444	1.13	to	1.32	62,512	0.02	0.25	to	0.75	13.44	to	33.51
2016	85	-	-	0.99	84	-	-	-	0.75	-	-	(0.28)

MML Managed Bond Division
2020	13,886,442	1.82	to	1.85	38,463,908	0.10	0.15	to	1.00	6.64	to	7.55
2019	14,136,877	1.70	to	1.73	36,821,375	3.70	0.15	to	1.00	8.72	to	9.65
2018	14,954,044	1.55	to	1.60	35,447,667	3.49	0.15	to	1.00	(1.43)	to	(0.59)
2017	14,780,416	1.62	to	2.44	35,244,134	3.19	0.25	to	1.00	3.66	to	4.43
2016	14,700,378	1.56	to	2.33	33,995,060	2.81	0.25	to	1.00	1.73	to	2.49

MML Managed Volatility Division
2020	4,702,318	2.07	to	2.33	10,400,525	1.40	0.15	to	1.00	5.62	to	6.52
2019	4,758,639	1.96	to	2.19	9,752,657	1.61	0.15	to	1.00	10.78	to	11.73
2018	4,924,228	1.77	to	1.96	8,939,633	1.22	0.15	to	1.00	(5.64)	to	(4.83)
2017	5,255,594	1.87	to	2.00	9,969,494	1.27	0.25	to	1.00	7.95	to	8.76
2016	5,632,424	1.74	to	1.84	9,604,162	1.76	0.25	to	1.00	2.66	to	3.43

MML Mid Cap Growth Division
2020	676,628	1.06	to	6.92	2,851,566	0.08	0.15	to	0.80	(37.42)	to	25.38
2019	520,871	1.69	to	5.52	1,851,438	0.02	0.15	to	0.75	31.10	to	31.30
2018	365,457	1.29	to	4.21	1,117,892	-	0.15	to	0.75	(2.32)	to	(2.17)
2017	315,393	1.10	to	1.32	951,777	0.03	0.25	to	0.75	9.88	to	24.81
2016	142,695	3.31	to	3.36	473,765	-	0.50	to	0.70	5.55	to	5.76

F-80

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)
MML Mid Cap Value Division
2020	362,212	$1.02	to	$4.10	$1,187,960	1.86%	0.15%	to	0.80%	(31.67)%	to	1.56%
2019	292,549	1.50	to	4.04	970,295	1.72	0.15	to	0.75	28.94	to	29.13
2018	262,044	1.16	to	3.13	673,260	1.56	0.15	to	0.75	(13.12)	to	(12.99)
2017	209,403	1.07	to	1.33	600,267	1.38	0.25	to	0.75	6.64	to	11.70
2016	129,109	3.09	to	3.14	401,358	1.57	0.50	to	0.70	22.37	to	22.62

MML Moderate Allocation Division
2020	769,964	1.03	to	2.94	1,810,582	2.60	0.15	to	0.80	(38.48)	to	10.38
2019	658,245	1.68	to	2.66	1,440,195	2.57	0.15	to	0.75	17.70	to	18.41
2018	586,895	1.43	to	2.25	1,072,577	2.14	0.15	to	0.75	(6.19)	to	(5.62)
2017	578,705	1.06	to	1.52	1,148,828	1.82	0.25	to	0.75	5.88	to	12.48
2016	459,928	1.35	to	2.05	812,213	2.17	0.50	to	0.75	6.09	to	6.35

MML Short-Duration Bond Division
2020	12,038	1.01	to	1.09	13,182	-	0.25	to	0.80	(5.94)	to	1.55
2019	15,622	1.07	to	1.11	16,793	3.18	0.25	to	0.75	4.45	to	4.45
2018	1,266	1.02	to	1.07	1,349	3.13	0.25	to	0.75	1.53	to	1.53
2017	1,008	1.01	to	1.05	1,058	0.87	0.25	to	0.75	0.88	to	2.55

MML Small Cap Equity Division
2020	6,441,838	3.64	to	4.91	28,249,486	0.54	0.15	to	1.00	19.49	to	20.51
2019	6,482,956	3.04	to	4.07	23,767,587	0.47	0.15	to	1.00	25.21	to	26.28
2018	6,800,449	2.43	to	3.22	19,872,953	0.49	0.15	to	1.00	(11.09)	to	(10.32)
2017	7,346,947	2.73	to	3.79	24,132,173	0.86	0.25	to	1.00	13.23	to	14.08
2016	7,714,232	2.41	to	3.32	22,563,331	1.07	0.25	to	1.00	17.04	to	17.92

MML Small Cap Growth Equity Division
2020	4,021,518	5.25	to	6.09	20,925,468	-	0.15	to	1.00	34.27	to	35.42
2019	4,030,464	3.91	to	4.50	15,692,114	-	0.15	to	1.00	32.99	to	34.12
2018	4,059,323	2.94	to	3.35	11,961,793	-	0.15	to	1.00	(5.83)	to	(5.02)
2017	4,555,785	3.12	to	3.45	13,947,859	-	0.25	to	1.00	21.60	to	22.51
2016	4,871,665	2.57	to	2.81	12,102,946	-	0.25	to	1.00	11.63	to	12.46

MML Small Company Value Division
2020	96,982	1.07	to	1.29	130,835	0.30	0.25	to	0.80	(9.75)	to	9.16
2019	13,952	1.19	to	1.53	21,300	0.27	0.25	to	0.75	25.54	to	25.54
2018	13,302	0.94	to	1.22	16,177	0.33	0.25	to	0.75	(12.94)	to	(12.94)
2017	13,074	1.08	to	1.40	18,263	-	0.25	to	0.75	8.48	to	11.69

MML Small/Mid Cap Value Division
2020	299,300	1.05	to	4.00	809,605	1.10	0.15	to	0.80	(23.94)	to	4.49
2019	233,198	1.38	to	3.83	651,868	0.64	0.15	to	0.75	20.10	to	20.28
2018	162,818	1.15	to	3.19	443,894	0.49	0.15	to	0.75	(15.05)	to	(14.92)
2017	142,379	1.11	to	1.35	454,678	0.46	0.25	to	0.75	10.92	to	13.44
2016	95,069	3.17	to	3.22	302,935	0.56	0.50	to	0.70	24.23	to	24.47

MML Strategic Emerging Markets Division
2020	101,850	1.05	to	1.46	118,330	0.43	0.25	to	0.80	8.57	to	17.55
2019	132,199	0.97	to	1.24	130,203	0.23	0.25	to	0.75	24.60	to	25.53
2018	153,242	0.78	to	0.99	120,611	0.15	0.25	to	0.75	(13.06)	to	(12.40)
2017	140,823	0.90	to	1.13	127,444	0.08	0.25	to	0.75	13.19	to	33.03
2016	91,514	0.67	to	1.02	61,651	0.37	-	to	0.75	5.70	to	6.49

MML Total Return Bond Division
2020	32,588	1.00	to	1.19	40,203	3.07	0.25	to	0.80	(8.60)	to	8.79
2019	20,536	1.10	to	1.15	23,663	2.43	0.25	to	0.75	8.91	to	8.91
2018	50,300	1.01	to	1.06	53,217	1.99	0.25	to	0.75	(0.07)	to	(0.07)
2017	35,411	1.01	to	1.06	37,492	-	0.25	to	0.75	0.90	to	2.96

F-81

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
	Units	Unit Value[3] (Lowest to Highest)			Net Assets	Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)
MML U.S. Government Money Market Division
2020	18,588,916	$1.01	to	$1.02	$22,206,288	0.20%	0.15%	to	1.00%	(0.77)%	to	0.08%
2019	13,153,952	1.02	to	1.02	15,295,854	1.69	0.15	to	1.00	0.70	to	1.56
2018	13,523,938	1.01	to	1.01	15,760,925	1.32	0.15	to	1.00	0.32	to	1.18
2017	14,841,020	1.01	to	1.33	16,805,767	0.34	0.25	to	1.00	(0.64)	to	0.11
2016	19,781,273	1.02	to	1.33	22,189,202	-	0.25	to	1.00	(0.89)	to	(0.24)

Oppenheimer Global Multi-Alternatives Division
2020	-	-	-	-	-	-	-	-	-	-	-	-
2019[5]	-	1.00	to	1.03	-	1.44	0.25	to	0.75	3.53	to	3.53
2018	69,086	0.96	to	0.99	68,494	0.38	0.25	to	0.75	(3.21)	to	(3.21)
2017	77,068	1.00	to	1.02	78,943	-	0.25	to	0.75	(0.35)	to	0.56
2016	5	-		1.02	5	-	-	to	0.75	-		3.71

PIMCO CommodityRealReturn® Strategy Division
2020	432,307	0.83	to	0.88	365,739	6.07	0.15	to	0.70	0.52	to	1.08
2019	370,676	0.82	to	0.87	309,923	4.36	0.15	to	0.70	10.57	to	11.19
2018	310,982	0.74	to	0.79	232,562	1.95	0.15	to	0.70	(14.80)	to	(14.33)
2017	222,679	0.87	to	1.09	195,201	10.79	0.25	to	0.70	1.34	to	9.02
2016	174,652	0.86	to	0.87	150,825	1.02	0.50	to	0.70	14.07	to	14.30

PIMCO Global Bond Opportunities Division
2020	197,425	-		1.15	227,936	2.45	-		0.25	-		10.12
2019	187,216	-		1.05	196,278	2.45	-		0.25	-		6.13
2018	176,432	-		0.99	174,285	5.59	-		0.25	-		(4.20)

PIMCO High Yield Division
2020	220,608	-		1.21	265,993	4.80	-		0.25	-		5.76
2019	154,943	-		1.14	176,652	1.12	-		0.25	-		14.75

PIMCO Real Return Division
2020	17,085	-		1.21	20,601	0.94	-		0.25	-		11.72

PIMCO Total Return Division
2020	150,514	-		1.19	179,430	2.08	-		0.25	-		8.66
2019	118,445	-		1.10	129,945	2.30	-		0.25	-		8.37

T. Rowe Price Blue Chip Growth Division
2020	3,391,891	6.08	to	7.85	23,754,759	-	0.25	to	1.00	32.94	to	33.94
2019	3,509,332	4.57	to	5.86	18,577,729	-	0.25	to	1.00	28.60	to	29.56
2018	3,628,656	3.56	to	4.52	14,956,517	-	0.25	to	1.00	0.90	to	1.66
2017	3,646,665	3.52	to	4.45	14,954,650	-	0.25	to	1.00	34.82	to	35.83
2016	3,754,474	2.61	to	3.27	11,414,335	-	0.25	to	1.00	(0.22)	to	0.53

T. Rowe Price Equity Income Division
2020	5,467,518	2.97	to	3.85	18,840,838	2.35	0.25	to	1.00	0.18	to	0.93
2019	5,417,533	2.96	to	3.81	18,706,568	2.33	0.25	to	1.00	25.14	to	26.08
2018	5,493,478	2.37	to	3.02	15,188,122	2.01	0.25	to	1.00	(10.41)	to	(9.73)
2017	5,623,353	2.64	to	3.35	17,339,953	1.75	0.25	to	1.00	14.87	to	15.73
2016	6,258,863	2.30	to	2.89	16,787,672	2.28	0.25	to	1.00	17.99	to	18.87

T. Rowe Price Limited-Term Bond Division
2020	96,431	1.11	to	1.76	107,265	1.81	0.25	to	0.60	4.09	to	4.71
2019	781	1.06	to	1.69	1,319	2.42	0.25	to	0.60	3.73	to	4.36
2018	919	1.01	to	1.63	1,497	2.03	0.25	to	0.60	0.57	to	1.18
2017	1,047	1.00	to	1.62	1,695	1.45	0.25	to	0.60	0.21	to	0.45
2016	1,178	-	to	1.61	1,899	1.35	-	to	0.60	-	-	0.76

F-82

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
T. Rowe Price Mid-Cap Growth Division
2020	8,662,009	$6.56	to	$10.67	$70,544,711	-%	0.25%	to	1.00%	22.57%	to	23.50%
2019	9,498,129	5.35	to	8.64	62,866,836	0.14	0.25	to	1.00	29.98	to	30.96
2018	10,060,534	4.12	to	6.60	50,673,306	-	0.25	to	1.00	(3.01)	to	(2.28)
2017	10,999,651	4.25	to	6.75	56,582,781	-	0.25	to	1.00	23.54	to	24.46
2016	12,268,733	3.44	to	5.42	50,472,128	-	0.25	to	1.00	5.20	to	5.99

T. Rowe Price New America Growth Division
2020	810,125	5.38	to	6.91	4,529,302	-	0.30	to	0.75	43.30	to	43.94
2019	908,636	3.75	to	4.80	3,539,489	0.42	0.30	to	0.75	33.92	to	34.52
2018	962,993	2.80	to	3.57	2,800,329	0.14	0.30	to	0.75	0.40	to	0.85
2017	1,148,513	2.79	to	3.54	3,311,867	0.10	0.30	to	0.75	33.43	to	34.03
2016	1,228,656	2.09	to	2.64	2,652,149	0.04	0.30	to	0.75	0.55	to	1.00

Templeton Foreign VIP Division
2020	5,834,770	1.85	to	1.94	11,342,176	3.39	0.25	to	1.00	(2.14)	to	(1.40)
2019	5,904,930	1.85	to	1.90	11,293,030	1.72	0.25	to	1.00	11.41	to	12.25
2018	5,959,755	1.65	to	1.70	9,952,036	2.66	0.25	to	1.00	(16.29)	to	(15.65)
2017	6,107,253	1.95	to	2.03	11,957,352	2.60	0.25	to	1.00	15.53	to	16.40
2016	6,626,209	1.68	to	1.76	11,052,281	1.93	0.25	to	1.00	6.11	to	6.91

Templeton Global Bond VIP Division
2020	43,761	-		0.98	42,977	8.55	-		0.25	-		(5.07)
2019	22,781	-		1.03	23,569	-	-		0.25	-		2.26

Vanguard VIF Global Bond Index Fund
2020	2,914	-		1.00	2,918	-	-		0.80	-		-

Vanguard VIF Mid Cap Index Fund
2020	5,400	-		1.05	5,680	-	-		0.80	-		-

Vanguard VIF Real Estate Index Fund
2020	4,937	-		1.02	5,022	-	-		0.80	-		-

Voya International Index Division
2020	1,211,566	-		1.22	1,481,694	2.48	-		0.25	-		7.62
2019	1,139,366	-		1.14	1,294,774	2.77	-		0.25	-		21.04

Voya Russell™ Mid Cap Index Division
2020	996,375	-		1.49	1,486,419	1.20	-		0.25	-		16.32
2019	748,449	-		1.28	959,866	1.24	-		0.25	-		29.74

Voya Russell™ Small Cap Index Division
2020	255,930	-		1.43	366,824	1.06	-		0.25	-		19.34
2019	166,147	-		1.20	199,550	0.70	-		0.25	-		24.77

VY® Clarion Global Real Estate Division
2020	223,661	2.22	to	2.38	510,408	5.82	0.15	to	0.70	(5.70)	to	(5.18)
2019	196,349	2.36	to	2.51	472,645	2.54	0.15	to	0.70	23.48	to	24.16
2018	174,554	1.91	to	2.02	336,952	5.13	0.15	to	0.70	(9.38)	to	(8.88)
2017	138,798	2.11	to	2.15	295,310	3.54	0.50	to	0.70	9.73	to	9.95
2016	115,189	1.92	to	1.95	222,918	1.12	0.50	to	0.70	(0.08)	to	0.12

F-83

Notes To Financial Statements (Continued)

1The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

2The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

4Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this division.

5For the period January 1, 2019 through April 29, 2019. Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

6Prior to March 2, 2020, known as MML Fundamental Equity Division

7Prior to September 25, 2020, known as American Century VP Income & Growth Division

F-84

Notes To Financial Statements (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge This charge is assessed through the redemption of units.	$0 - $12 per month per policy
Asset Charge/Mortality and Expense Risk Charge This charge is assessed through a reduction in unit values.	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
Additional Mortality Fees This charge is assessed through a redemption of units.	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
Face Amount Charge This charge is assessed through a redemption of units.

$0.00 - $1.79 per month per $1,000 face amount

of policy; or charge is based on the initial selected

face amount of the Policy, the issue age of the

insured, and the Policy year in which the

deduction is made.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge These charges are assessed through a redemption of units.

$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.

Loan Interest Rate Expense Charge This charge is assessed through a redemption of units.	Effective annual rate of 0.00% - 1.00% of the loan amount

F-85

Notes To Financial Statements (Continued)

Rider Charges: The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.
A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage
B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount
C. Death Benefit Guarantee	$0.01 per $1,000 of face amount
D. Disability Benefit

$0.00 to $0.32 per $1 of monthly deductions

$0.00 to $0.04 per $1 of specified benefit amount

Not applicable per $100 of specified benefit

$0.009 to $0.149 per $1 of specified premium

$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk
F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount
G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount
H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk
I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount
J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions $4.55 to $11.98 per $100 of monthly deductions
K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium
L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $83.33 per $1,000 of face amount
M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount
N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk
O. Children’s Level Term Insurance Rider	$4.50 per month
P. Spouse Level Term Insurance Rider	$0.06 - $1.91 per $1,000 of rider coverage

F-86

Notes To Financial Statements (Continued)

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 10, 2021, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-87

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2020 and 2019 and

for the years ended December 31, 2020, 2019 and 2018

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza
755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/ KPMG LLP

Hartford, Connecticut
February 24, 2021

2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of December 31,
	2020	2019
	(In Millions)
Assets:
Bonds	$114,684	$101,907
Preferred stocks	470	749
Common stocks – subsidiaries and affiliates	19,895	16,971
Common stocks – unaffiliated	1,192	1,185
Mortgage loans	26,078	27,473
Policy loans	15,597	14,725
Real estate	362	358
Partnerships and limited liability companies	9,534	9,012
Derivatives	21,076	12,064
Cash, cash equivalents and short-term investments	5,738	3,793
Other invested assets	1,503	2,036
Total invested assets	216,129	190,273
Investment income due and accrued	3,859	2,687
Net deferred income taxes	509	1,108
Other than invested assets	3,996	3,951
Total assets excluding separate accounts	224,493	198,019
Separate account assets	75,966	70,230
Total assets	$300,459	$268,249

Liabilities and Surplus:
Policyholders’ reserves	$125,167	$130,479
Liabilities for deposit-type contracts	14,580	15,297
Contract claims and other benefits	726	474
Policyholders’ dividends	1,708	1,684
General expenses due or accrued	1,253	1,214
Federal income taxes	670	23
Asset valuation reserve	5,205	4,670
Repurchase agreements	4,006	3,834
Commercial paper	250	250
Collateral	5,551	3,285
Derivatives	17,349	9,608
Funds held under coinsurance	17,929	4,252
Other liabilities	5,772	4,056
Total liabilities excluding separate accounts	200,166	179,126
Separate account liabilities	75,966	70,230
Total liabilities	276,132	249,356
Surplus	24,327	18,893
Total liabilities and surplus	$300,459	$268,249

See notes to statutory financial statements

3

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Revenue:
Premium income	$10,323	$22,781	$22,929
Net investment income	8,752	7,693	7,774
Fees and other income	3,726	1,381	1,018
Total revenue	22,801	31,855	31,721
Benefits, expenses and other deductions:
Policyholders’ benefits	24,784	24,573	22,818
Change in policyholders’ reserves	(8,965)	2,409	4,499
Change in group annuity reserves assumed	(1,038)	(1,271)	(1,221)
General insurance expenses	2,394	2,391	2,366
Commissions	1,091	1,067	1,062
State taxes, licenses and fees	275	271	258
Other deductions	1,626	298	189
Total benefits, expenses and other deductions	20,167	29,738	29,971
Net gain from operations before dividends and federal income taxes	2,634	2,117	1,750
Dividends to policyholders	1,697	1,671	1,695
Net gain from operations before federal income taxes	937	446	55
Federal income tax expense (benefit)	135	(15)	(168)
Net gain from operations	802	461	223
Net realized capital losses	(586)	(37)	(1,044)
Net income (loss)	$216	$424	$(821)

See notes to statutory financial statements

4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Surplus, beginning of year	$18,893	$15,610	$15,705
Net increase/(decrease) due to:
Net income (loss)	216	424	(821)
Change in net unrealized capital gains, net of tax	1,422	3,433	1,779
Change in net unrealized foreign exchange capital gains (losses), net of tax	1,010	282	(594)
Change in other net deferred income taxes	(23)	(55)	291
Change in nonadmitted assets	50	747	(716)
Change in asset valuation reserve	(535)	(1,363)	(100)
Change in reserve valuation basis	(48)	-	-
Change in surplus notes	1,537	(33)	-
Change in minimum pension liability	111	(68)	128
Prior period adjustments	33	(70)	(47)
Deferred gain on reinsurance transactions	1,665	-	-
Other	(4)	(14)	(15)
Net increase (decrease)	5,434	3,283	(95)
Surplus, end of year	$24,327	$18,893	$15,610

See notes to statutory financial statements

5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Cash from operations:
Premium and other income collected	$19,750	$22,979	$23,625
Net investment income	7,281	8,303	6,762
Benefit payments	(24,243)	(24,526)	(22,916)
Net transfers from separate accounts	4,020	5,814	3,091
Net receipts from group annuity reserves assumed	1,038	1,271	1,221
Commissions and other expenses	(3,911)	(3,816)	(3,924)
Dividends paid to policyholders	(1,674)	(1,700)	(1,588)
Federal and foreign income taxes recovered	142	552	162
Net cash from operations	2,403	8,877	6,433

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	23,128	22,233	19,214
Preferred and common stocks – unaffiliated	547	839	985
Common stocks – affiliated	8	5	1,723
Mortgage loans	4,098	2,418	2,330
Real estate	1	192	276
Partnerships and limited liability companies	1,051	1,207	2,155
Derivatives	1,855	996	633
Other	542	(995)	(548)
Total investment proceeds	31,230	26,895	26,768
Cost of investments acquired:
Bonds	(38,209)	(25,867)	(26,526)
Preferred and common stocks – unaffiliated	(321)	(1,443)	(311)
Common stocks – affiliated	(2,003)	(204)	(583)
Mortgage loans	(4,293)	(6,211)	(3,698)
Real estate	(120)	(120)	233
Partnerships and limited liability companies	(1,847)	(1,368)	(1,653)
Derivatives	(428)	(302)	(927)
Other	78	(81)	202
Total investments acquired	(47,143)	(35,596)	(33,263)
Net increase in policy loans	(872)	(852)	(546)
Net cash used in investing activities	(16,785)	(9,553)	(7,041)

Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(1,031)	868	87
Cash provided (applied to) by surplus note issuance	697	(39)	-
Change in repurchase agreements	172	(935)	565
Change in collateral	2,270	550	50
Other cash provided (used)	14,219	(293)	644
Net cash from financing and miscellaneous sources	16,327	151	1,346
Net change in cash, cash equivalents and short-term investments	1,945	(525)	738
Cash, cash equivalents and short-term investments:
Beginning of year	3,793	4,318	3,580
End of year	$5,738	$3,793	$4,318

See notes to statutory financial statements

6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Direct to Consumer and Business to Business (DTC&B2B), Institutional Solutions (IS) and Workplace Solutions (WS) distribution channels.

MMFA is a sales force that includes financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, long term care (LTC) and disability insurance (DI). The Company’s DTC&B2B distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s WS distribution channel sells group life insurance and annuity products as well as individual life insurance, critical illness and DI products distributed through financial advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

Policyholders’ liabilities

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital (losses) gains

•	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital (losses) gains
•	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•	Surplus notes are reported in surplus, whereas U.S. GAAP reports these notes as liabilities
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other

•	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2020 and 2019, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2020 and 2019
	Increase (Decrease) to:
	Prior Years’ Net Income		Current Year Surplus		Asset or Liability Balances
	(In Millions)
	2020	2019	2020	2019	2020	2019
Common stocks -subsidiaries and affiliates(1)	$-	$-	$(35)	$-	$(35)	$-
Net deferred income taxes(1)	-	-	8	-	8	-
Other than invested assets	-	(13)	$-	106	$-	106
Policyholders’ reserves	33	(87)	33	(87)	(33)	87
Liabilities for deposit-type contracts	-	42	-	42	-	(42)
Contract claims and other benefits	-	(5)	-	(5)	-	5
Other Liabilities	-	(7)	-	(7)	-	7
Total	$33	$(70)	$6	$49	$(60)	$163

(1)	The change in common stocks subsidiaries and affiliates and net deferred income taxes were recorded through surplus as a change in unrealized capital losses, net of tax.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks – subsidiaries and affiliates

In December 2020, MassMutual contributed its ownership in MassMutual Asset Finance (MMAF), LLC and MML Management LLC, wholly owned subsidiaries with a combined carrying value of $1,602 million, to MM Investment Holding (MMIH), a wholly owned subsidiary, in an affiliated transaction and therefore no gain or loss was recognized on the transaction. There was no impact to surplus.

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State), and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value less an adjustment of $295 million as of December 31, 2020 for a portion of its noncontrolling interests. Operating results, less dividends declared, for MMHLLC is reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC are recorded in net investment income when declared and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 10c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital (losses) gains in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual (VM)-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life,

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 61% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2020 and 55% as of December 31, 2019.

v.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards granted 2016 and after. For PRS awards granted prior to 2016, awards vest on a pro-rata basis with immediate settlement.

At the time of retirement, for awards granted beginning in 2016, both PRS and PSAR vest according to the original grant terms. For awards granted prior to 2016, unvested awards immediately vest on an accelerated basis with a two-year exercise period for PSARs, and a pro-rata basis with immediate settlement for PRS.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The phantom share price is determined as the greater of the share price calculated using management basis core operating income or the share price calculated using management basis equity. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

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Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

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Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In June 2016, the NAIC adopted modifications to Statements of Statutory Accounting Principles (SSAP) No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of VM-20, which were effective on January 1, 2017. The adoption of VM-20 only applies to new life insurance policies issued after January 1, 2017, however the Company adopted these revisions to SSAP No. 51R using the 3-year phased in approach as of January 1, 2020. Prior to adoption, the Company used formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under VM-20, the Company is required to hold the higher of (a) the reserve using prescribed factors and (b) the VM-20 reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. At the time of adoption, the modifications did not have a material effect on the Company’s total life reserves and surplus in the financial statements.

In April 2019, the NAIC adopted modifications to SSAP No. 16R, Electronic Data Processing Equipment and Software, effective January 1, 2020, the Company elected to early adopt effective April 1, 2019. This guidance aligns and clarifies the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract, with the requirement for capitalizing implementation costs incurred to develop or obtain internal-use software. Costs for implementation activities in the application development stage is capitalized, depending on the nature of the costs and would be nonadmitted, while costs incurred during preliminary project or post implementation stages are expensed as incurred. The amendments also require the entity to expense the capitalized implementation costs of a hosting arrangement that is a service contract over the lesser of the expected term of the hosting arrangement or five years. The Company adopted this guidance on a prospective basis and the adoption did not have a material impact on its financial statements.

In August 2019, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of VM-21. The adoption, effective January 1, 2020, only applies to certain annuity products and includes inforce policies issued after 1980. Prior to adoption, the Company used formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under VM-21, the aggregate reserve for contracts falling within the scope of these requirements shall equal the stochastic reserve plus the additional standard projection amount less the projected IMR included in the starting assets. These requirements constitute the Commissioners Annuity Reserve Valuation Method for all contracts encompassed by the scope. The modifications did not have a material effect on the Company’s total annuity reserves and surplus in the financial statements.

In April 2020, the NAIC adopted modifications to SSAP Nos. 15, 22R and 86. These revisions adopt Financial Accounting Standards Board Accounting Standard Update No. 2020-04 Reference Rate Reform, which applies only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) or another reference rate expected to be discontinued because of reference rate reform. Optional expedients allow entities (under certain circumstances) to avoid having to remeasure contracts or reassess a previous accounting determination for hedged items. The guidance is effective through December 31, 2022. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In April 2020, the NAIC adopted modifications to SSAP Nos. 6, 47, 51R and 65. This guidance extends the 90-Day Rule due to the impacts of COVID-19 and provides exception to the 90-day past due rule for nonadmittance required in SSAP No. 6 for premiums, SSAP No. 47 for uncollected uninsured plan receivables, SSAP No. 51R for life premiums and SSAP No. 65 for high deductible policies. This guidance expired on December 30, 2020. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 36. This guidance notes a mortgage loan or bank loan modification due to the impacts of COVID-19 on the borrower will not automatically be categorized as a troubled debt restructuring (TDR). To qualify for relief, the borrower must have been in good standing as of December 31, 2019 (not more than 30 days past due). This guidance expires on January 1, 2022. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In April 2020, the NAIC adopted modifications to SSAP Nos. 26R, 30R, 37, 43R and 48. This guidance provides limited time exceptions for impairment assessments related to mortgage loans, bank loans and other investments that predominantly invest in mortgage loans and does not require an impairment classification under SSAP No. 37 for mortgage loans or SSAP No. 26R for bank loans that are deferred/modified in response to the impacts of COVID-19. It also provides limited-scope provisions for assessing impairment for other investments (e.g., mutual funds, limited liability companies) that predominantly invest in mortgage loans impacted due to fair value declines if the entity does not intend to sell. This guidance only defers the assessment of impairment due to situations caused by the forbearance or modification of mortgage loan or bank loan payments for borrowers who are or may be unable to meet their contractual payment obligations because they are experiencing short-term financial or operational problems due to the effects of COVID-19. This guidance expired on December 30, 2020. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In May 2020, the NAIC adopted modifications to SSAP No. 34. This guidance notes if investments have been impacted by forbearance or other modification provisions, a reporting entity shall assess whether the investment income has been earned in accordance with the modified terms. This guidance expired on December 30, 2020. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

In May 2020, the NAIC adopted modifications to SSAP Nos. 26R, 36, 43R and 103R. This guidance clarifies how to determine when restructuring or modification of certain debt investments due to COVID-19 are a TDR. The guidance also clarifies whether a modification that is not a TDR needs to be assessed as an exchange under SSAP No. 103R. This guidance expires on January 1, 2022 and was effective for the specific purpose to provide practical expedients in assessing whether modifications in response to COVID-19 are insignificant under SSAP No. 36 and in assessing whether a change is substantive under SSAP No. 103R. The Company has adopted this guidance and the adoption did not have a material impact on its financial statements.

Future adoption of new accounting standards

In July 2020, the NAIC adopted modifications to SSAP No. 26R, Accounting for Bond Tender Offers, effective January 1, 2021. The modifications apply similar reporting for gains or losses due to a tender offer as previously adopted for calls. The difference between consideration and par is recognized as net investment income, while any difference between book value and par is recognized as realized gain or loss. The modifications are not expected to have a material effect on the Company’s financial statements.

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and new fair value measurement for perpetual and mandatorily convertible preferred stock. They clarify when failure to meet certain dividends or redemption payments could trigger an impairment assessment, that preferred shares issued by joint ventures are included in the scope of this guidance, and clarifies scope related to sinking fund schedules, mandatory conversions, and various other features. They also clarify fair value would be capped by any currently effective call price. The revisions would impact the Company’s current unaffiliated and affiliated perpetual preferred stock investments. The modifications are not expected to have a material effect on the Company’s financial statements.

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4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2020
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4,438	$5,351	$-	$5,351	$-
All other governments	1,848	2,121	-	2,034	87
States, territories and possessions	424	498	-	498	-
Political subdivisions	431	507	-	507	-
Special revenue	6,241	7,257	-	7,247	10
Industrial and miscellaneous	94,990	103,560	110	57,947	45,503
Parent, subsidiaries and affiliates	6,312	6,409	-	-	6,409
Preferred stocks	470	516	1	-	515
Common stocks - subsidiaries and affiliates	361	361	172	-	189
Common stocks - unaffiliated	1,192	1,192	780	-	412
Mortgage loans - commercial	22,216	23,150	-	-	23,150
Mortgage loans - residential	3,862	3,885	-	-	3,885
Derivatives:
Interest rate swaps	20,081	22,591	-	22,591	-
Options	411	411	64	347	-
Currency swaps	517	517	-	517	-
Forward contracts	62	62	-	62	-
Credit default swaps	-	2	-	2	-
Financial futures	5	5	5	-	-
Cash, cash equivalents and
short-term investments	5,738	5,738	272	5,466	-
Separate account assets	75,966	75,966	51,281	22,851	1,834
Financial liabilities:
GICs	11,464	11,807	-	-	11,807
Group annuity contracts and other deposits	1,736	1,892	-	-	1,892
Individual annuity contracts	9,764	12,473	-	-	12,473
Supplementary contracts	1,129	1,130	-	-	1,130
Repurchase agreements	4,006	4,006	-	4,006	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	16,134	16,843	-	16,843	-
Options	8	8	8	-	-
Currency swaps	864	864	-	864	-
Forward contracts	279	279	-	279	-
Credit default swaps	1	1	-	1	-
Financial futures	63	63	63	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $19,534 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$4,361	$4,944	$-	$4,944	$-
All other governments	1,589	1,762	-	1,693	69
States, territories and possessions	547	603	-	603	-
Political subdivisions	517	569	-	569	-
Special revenue	5,807	6,594	-	6,584	10
Industrial and miscellaneous	82,586	88,206	10	48,715	39,481
Parent, subsidiaries and affiliates	6,500	6,658	-	381	6,277
Preferred stocks	749	787	11	-	776
Common stocks - subsidiaries and affiliates	282	282	162	-	120
Common stocks - unaffiliated	1,185	1,185	917	-	268
Mortgage loans - commercial	24,163	25,090	-	-	25,090
Mortgage loans - residential	3,310	3,304	-	-	3,304
Derivatives:
Interest rate swaps	10,571	11,983	-	11,983	-
Options	575	575	40	535	-
Currency swaps	880	880	-	880	-
Forward contracts	11	11	-	11	-
Credit default swaps	22	31	-	31	-
Financial futures	5	5	5	-	-
Cash, cash equivalents and
short-term investments	3,793	3,793	206	3,587	-
Separate account assets	70,230	70,230	48,151	21,113	966
Financial liabilities:
GICs	9,815	9,909	-	-	9,909
Group annuity contracts and other deposits	17,963	18,600	-	-	18,600
Individual annuity contracts	8,338	10,317	-	-	10,317
Supplementary contracts	1,185	1,186	-	-	1,186
Repurchase agreements	3,834	3,834	-	3,834	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	9,124	9,972	-	9,972	-
Options	2	2	2	-	-
Currency swaps	212	212	-	212	-
Forward contracts	158	158	-	158	-
Financial futures	112	112	112	-	-

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $16,689 million.

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

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Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset/liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2020
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$2	$-	$2
Industrial and miscellaneous	110	221	112	443
Preferred stocks	-	-	18	18
Common stocks - subsidiaries and affiliates	172	-	189	361
Common stocks - unaffiliated	780	-	412	1,192
Derivatives:
Interest rate swaps	-	20,081	-	20,081
Options	64	347	-	411
Currency swaps	-	517	-	517
Forward contracts	-	62	-	62
Credit default swaps	-	2	-	2
Financial futures	5	-	-	5
Separate account assets	51,281	22,851	1,834	75,966
Total financial assets carried at fair value	$52,412	$44,083	$2,565	$99,060

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$16,134	$-	$16,134
Options	8	-	-	8
Currency swaps	-	864	-	864
Forward contracts	-	279	-	279
Credit default swaps	-	1	-	1
Financial futures	63	-	-	63
Total financial liabilities carried at fair value	$71	$17,278	$-	$17,349

For the year ended December 31, 2020 and the year ended December 31, 2019, the Company did not have any financial instruments that were carried at NAV as a practical expedient.

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The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2019
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$143	$111	$264
Preferred stocks	-	-	13	13
Common stocks - subsidiaries and affiliates	162	-	120	282
Common stocks - unaffiliated	917	-	268	1,185
Derivatives:
Interest rate swaps	-	10,571	-	10,571
Options	40	535	-	575
Currency swaps	-	880	-	880
Forward contracts	-	11	-	11
Financial futures	5	-	-	5
Separate account assets	48,151	21,113	966	70,230
Total financial assets carried at fair value	$49,285	$33,253	$1,478	$84,016

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$9,124	$-	$9,124
Options	2	-	-	2
Currency swaps	-	212	-	212
Forward contracts	-	158	-	158
Financial futures	112	-	-	112
Total financial liabilities carried at fair value	$114	$9,494	$-	$9,608

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

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Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

27

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

 The following presents changes in the Company’s Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	1/1/20	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/20
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$111	$(2)	$(16)	$4	$11	$-	$(2)	$2	$(28)	$32	$112
Preferred stocks	13	-	(13)	7	2	-	-	-	-	9	18
Common stocks - subsidiaries and affiliates	120	-	18	41	15	-	(4)	-	-	(1)	189
Common stocks - unaffiliated	268	18	19	118	30	(6)	(36)	1	-	-	412
Separate account assets	966	50	1	836	-	(19)	-	-	-	-	1,834
Total financial assets	$1,478	$66	$9	$1,006	$58	$(25)	$(42)	$3	$(28)	$40	$2,565

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	1/1/19	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/19
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$64	$(1)	$(2)	$28	$1	$-	$(5)	$2	$-	$24	$111
Parent, subsidiaries, and affiliates	66	-	-	-	-	-	-	-	(8)	(58)	-
Preferred stocks	-	-	(1)	2	-	-	-	-	-	12	13
Common stocks - subsidiaries and affiliates	165	1	(41)	1	-	-	(6)	-	-	-	120
Common stocks - unaffiliated	306	18	9	4	-	(60)	(9)	-	-	-	268
Separate account assets	551	42	(1)	797	-	(423)	-	-	-	-	966
Total financial assets	$1,152	$60	$(36)	$832	$1	$(483)	$(20)	$2	$(8)	$(22)	$1,478

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

28

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2020
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U.S. government and agencies	$4,438	$914	$1	$5,351
All other governments	1,848	274	1	2,121
States, territories and possessions	424	74	-	498
Political subdivisions	431	76	-	507
Special revenue	6,241	1,020	4	7,257
Industrial and miscellaneous	94,990	9,122	552	103,560
Parent, subsidiaries and affiliates	6,312	97	-	6,409
Total	$114,684	$11,577	$558	$125,703

The December 31, 2020 gross unrealized losses exclude $72 million of losses included in the carrying value. These losses include $70 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2019
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U.S. government and agencies	$4,361	$585	$2	$4,944
All other governments	1,589	174	1	1,762
States, territories and possessions	547	56	-	603
Political subdivisions	517	52	-	569
Special revenue	5,807	789	2	6,594
Industrial and miscellaneous	82,586	5,900	280	88,206
Parent, subsidiaries and affiliates	6,500	158	-	6,658
Total	$101,907	$7,714	$285	$109,336

The December 31, 2019 gross unrealized losses exclude $26 million of losses included in the carrying value. These losses include $25 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

29

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2020		2019
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)

1	Aaa/ Aa/ A	$58,267	51%	$52,828	52%
2	Baa	45,426	40	38,740	38
3	Ba	4,830	4	6,214	6
4	B	3,082	3	1,747	2
5	Caa and lower	2,558	2	1,907	2
6	In or near default	521	-	471	-
	Total	$114,684	100%	$101,907	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2020				2019
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$1,520	90%	$1,993	75%	$1,100	92%	$2,474	88%
2	167	10	173	6	92	8	213	8
3	-	-	275	10	-	-	42	1
4	-	-	95	4	-	-	21	1
5	-	-	54	2	-	-	35	1
6	-	-	87	3	-	-	40	1
	$1,687	100%	$2,677	100%	$1,192	100%	$2,825	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2020 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value
	(In Millions)

Due in one year or less	$3,975	$4,014
Due after one year through five years	22,983	23,727
Due after five years through ten years	29,545	32,041
Due after ten years	58,181	65,921
Total	$114,684	$125,703

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Proceeds from sales	$15,457	$13,979	$10,742
Gross realized capital gains from sales	1,416	256	151
Gross realized capital losses from sales	(251)	(96)	(199)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2020
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U.S. government and agencies	$65	$1	7	$-	$-	2
All other governments	72	1	6	10	-	1
States, territories and possessions	2	-	1	-	-	-
Special revenue	342	3	35	14	1	9
Industrial and miscellaneous	9,956	447	872	4,540	177	412
Parent, subsidiaries and affiliates	134	-	1	85	-	1
Total	$10,571	$452	922	$4,649	$178	425

The December 31, 2020 gross unrealized losses include $72 million of losses included in the carrying value. These losses include $70 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U.S. government and agencies	$49	$1	6	$31	$1	6
All other governments	32	-	10	16	-	5
States, territories and possessions	46	-	5	-	-	-
Political subdivisions	6	-	3	-	-	-
Special revenue	83	1	36	27	1	12
Industrial and miscellaneous	4,995	82	699	7,616	225	559
Parent, subsidiaries and affiliates	155	-	1	13	-	1
Total	$5,366	$84	760	$7,703	$227	583

The December 31, 2019 gross unrealized losses include $26 million of losses included in the carrying value. These losses include $25 million from NAIC Class 6 bonds and primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2020 and 2019, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2020, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $6,979 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,970 million and unrealized losses of $206 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $3,009 million and unrealized losses of $86 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2019, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,496 million. Securities in an unrealized loss position for less than 12 months had a fair value of $2,268 million and unrealized losses of $24 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $5,228 million and unrealized losses of $92 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2020 or 2019, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2020, and $10 million as of December 31, 2019.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2020, RMBS had a total carrying value of $2,561 million and a fair value of $2,670 million, of which approximately 11%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,006 million and a fair value of $1,062 million. As of December 31, 2019, RMBS had a total carrying value of $1,780 million and a fair value of $1,892 million, of which approximately 18%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $883 million and a fair value of $945 million.

During the year ended December 31, 2020, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2020, total leveraged loans and leveraged loan CDOs had a carrying value of $17,173 million and a fair value of $17,286 million, of which approximately 78%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2019, total leveraged loans and leveraged loan CDOs had a carrying value of $14,133 million and a fair value of $14,209 million, of which approximately 80%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $ 2,670 million and fair value of $ 2,731 million as of December 31, 2020 and a carrying value of $ 2,827 million and fair value of $ 2,932 million as of December 31, 2019.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2020	2019
	(In Millions)

Carrying value	$470	$749
Gross unrealized gains	47	52
Gross unrealized losses	-	(15)
Fair value	$517	$786

As of December 31, 2020, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $12 million in three issuers, $5 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2019, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $133 million in 3 issuers, $131 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2020 or 2019.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

with carrying values of $422 million as of December 31, 2020 and $684 million as of December 31, 2019.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2020	2019	2018
	(In Millions)

Total revenue	$674	$792	$782
Net income	114	130	105
Assets	14,489	13,463	12,863
Liabilities	12,750	11,728	11,226
Shareholder’s equity	1,739	1,735	1,637

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

The MMHLLC statutory carrying value was $16.2 billion as of December 31, 2020 and $13.9 billion as of December 31, 2019.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2020			2019			2018
	(In Billions)
	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total	Continuing Operations	Discontinued Operations	Total
Total revenue	$3.2	$-	$3.2	$3.6	$5.2	$8.8	$3.1	$2.2	$5.3
Net income	0.7	-	0.7	0.9	3.5	4.4	0.5	0.5	1.0
Assets	24.9	-	24.9	22.9	-	22.9	16.5	2.6	19.1
Liabilities	8.4	-	8.4	8.3	-	8.3	7.5	0.8	8.3
Member’s equity	16.5	-	16.5	14.6	-	14.6	10.8	-	10.8

MMHLLC paid $266 million in dividends to MassMutual for the year ended December 31, 2020, $200 million of which were declared in 2019, and declared $500 million in dividends, of which $300 million was paid to MassMutual for the year ended December 31, 2019.

MMHLLC declared an additional $1,000 million in dividends to MassMutual for the year ended December 31, 2020.

MassMutual contributed capital of $1,948 million to MMHLLC for the year ended December 31, 2020, of which $1,884 million was used for the Rothesay additional investment, and $290 million for the year ended December 31, 2019. On December 1, 2020, MassMutual purchased, through an indirect, wholly owned subsidiary, an additional investment in Rothesay Holdco UK Limited (RHUK) for $1,875 million. RHUK wholly owns Rothesay Life. The

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

purchase increased MassMutual’s indirect ownership in Rothesay Life from 24.9% to 48.9%.

In December 2020, MassMutual contributed its ownership in MMAF and MML Management LLC, wholly owned subsidiaries with a combined carrying value of $1,602 million, to MMIH, a wholly owned subsidiary, in an affiliated transaction and therefore no gain or loss was recognized on the transaction. There was no impact to surplus.

In 2020, C.M. Life declared and paid $173 million in dividends to MassMutual.

Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended December 31,
	2020	2019	2018
	(In Billions)
Total revenue	$0.3	$-	$-
Net income	0.1	-	-
Assets	9.0	-	-
Liabilities	7.4	-	-
Member’s equity	1.6	-	-

On May 24, 2019, an indirectly wholly owned subsidiary of MassMutual, MM Asset Management Holding LLC (MMAMH) executed the sale of its retail asset management affiliate, Oppenheimer Acquisition Corp. (OAC), to Invesco Ltd (Invesco), a global asset manager. Under the terms of the sale, MMAMH and OAC employee shareholders received 81.8 million of Invesco common shares and $4.0 billion in perpetual, non-cumulative preference shares with a fixed cash dividend rate of 5.9%. MMAMH is a directly wholly owned subsidiary of MMHLLC. In turn, at the time of the transaction, MMAMH received a 15.7% common equity interest in post transaction Invesco and MMAMH entered into a shareholder agreement pursuant to which MMAMH has customary minority shareholder rights, including the appointment of a director to Invesco’s board of directors. MassMutual’s investment in MMHLLC was increased from the impact of this sale through change in unrealized capital gains of $3,361 million, with an approximate net increase to surplus of $2,500 million.

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

MassMutual International LLC (MMI), a wholly-owned subsidiary of the Company, includes investments in international life insurance companies. On December 31, 2018, MMI was transferred from Common stocks - subsidiaries and affiliates to Partnerships and limited liability companies due to the sale of majority interests in two international life insurance operating subsidiaries in 2018.

MMI completed the sale of MassMutual Asia Limited (MM Asia) to Yunfeng Financial Group (Yunfeng FG) and several Asia-based investors. Under the terms of the agreement, MMI received $1,012 million in cash and 800 million shares of Yunfeng FG, which represented approximately 24.8% ownership at the time of the close. In turn, Yunfeng FG held, at the time of closing, a 60% interest in MM Asia and the other investors held the remainder. The transaction was signed and announced in August 2017.

In March 2018, MassMutual and MMI entered into an agreement to sell 85.1% of MassMutual Life Insurance Company in Japan (MM Japan), a wholly-owned life insurance and wealth management subsidiary of MMI, to

35

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Nippon Life. MMI estimated the fair value of the retained portion of MM Japan based upon an internal valuation model. The sale of MM Japan closed in May 2018. MMI received $960 million in cash proceeds from the sale.

The amount of the proceeds from the sale of MM Japan and MM Asia was less than MMI’s book value. As such, MMI’s book value was reduced to an estimated fair value of $2,700 million and an impairment of $1,257 million was recorded in net realized capital gains (losses) in 2018.

MassMutual contributed additional capital of $214 million to MMI during the year ended December 31, 2018. During the year ended December 31, 2018, MassMutual received $1,583 million as a return of capital from MMI.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,739 million as of December 31, 2020 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2020	2019
	(In Millions)

Adjusted cost basis	$979	$1,076
Gross unrealized gains	254	155
Gross unrealized losses	(41)	(46)
Carrying value	$1,192	$1,185

As of December 31, 2020, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $206 million in 112 issuers, $131 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2019, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $273 million in 95 issuers, $123 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2020 or 2019.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $119 million as of December 31, 2020 and $112 million as of December 31, 2019.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2020 and 2019, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2020 or 2019.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31, 2020		December 31, 2019
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$22,116	$23,048	$24,163	$25,090
Mezzanine loans	100	102	-	-
Total commercial mortgage loans	22,216	23,150	24,163	25,090

Residential mortgage loans:
FHA insured and VA guaranteed	3,127	3,158	2,590	2,581
Other residential loans	735	727	720	723
Total residential mortgage loans	3,862	3,885	3,310	3,304
Total mortgage loans	$26,078	$27,035	$27,473	$28,394

As of December 31, 2020 and December 31, 2019, the loan-to-value ratios of 99% of the Company’s commercial mortgage loans were less than 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2020
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$7,372	$10,257	$3,915	$475	$97	$22,116
Mezzanine loans	-	20	80	-	-	100
Total commercial mortgage loans	7,372	10,277	3,995	475	97	22,216
Residential mortgage loans:
FHA insured and VA guaranteed	3,128	-	-	-	-	3,128
Other residential loans	2	711	21	-	-	734
Total residential mortgage loans	3,130	711	21	-	-	3,862
Total mortgage loans	$10,502	$10,988	$4,016	$475	$97	$26,078

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$12,176	$10,373	$1,466	$120	$28	$24,163
Total commercial mortgage loans	12,176	10,373	1,466	120	28	24,163
Residential mortgage loans:
FHA insured and VA guaranteed	2,590	-	-	-	-	2,590
Other residential loans	67	653	-	-	-	720
Total residential mortgage loans	2,657	653	-	-	-	3,310
Total mortgage loans	$14,833	$11,026	$1,466	$120	$28	$27,473

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.2% as of December 31, 2020 and 81.2% as of December 31, 2019.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2020
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$5,115	50%
New York	2,342	52%
United Kingdom	2,123	50%
Illinois	1,990	62%
Texas	1,920	57%
Washington	1,125	49%
District of Columbia	1,127	55%
All other	6,474	56%
Total commercial mortgage loans	$22,216	54%

All other consists of 29 jurisdictions, with no individual exposure exceeding $900 million.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)

California	$5,678	48%
New York	2,396	49%
United Kingdom	2,445	51%
Illinois	2,152	52%
Texas	1,961	53%
Washington	1,184	53%
District of Columbia	1,514	49%
All other	6,833	52%
Total commercial mortgage loans	$24,163	51%

All other consists of 30 jurisdictions, with no individual exposure exceeding $970 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	Years Ended December 31
	2020		2019

	Low	High	Low	High

Commercial mortgage loans	1.9%	9.3%	3.0%	10.0%
Residential mortgage loans	2.9%	9.3%	3.3%	10.0%
Mezzanine mortgage loans	3.5%	6.6%	-%	-%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2020		2019

	Low	High	Low	High

Commercial mortgage loans	1.9%	7.4%	3.0%	8.7%
Residential mortgage loans	3.6%	5.4%	4.2%	6.1%
Mezzanine mortgage loans	3.5%	6.6%	-%	-%

39

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2020, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The following presents a summary of the Company’s impaired mortgage loans as of December 31, 2020:

	December 31, 2020
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	63	82	103	-	2
Total	63	82	103	-	2
Total impaired commercial mortgage loans	$63	$82	$103	$-	$2

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2019.

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2020 or 2019. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $1,249 million as of December 31, 2020 and $657 million as of December 31, 2019.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2020	2019
	(In Millions)

Held for the production of income	$1,828	$1,784
Accumulated depreciation	(781)	(711)
Encumbrances	(950)	(924)
Held for the production of income, net	97	149

Occupied by the Company	512	441
Accumulated depreciation	(247)	(232)
Occupied by the Company, net	265	209

Total real estate	$362	$358

Depreciation expense on real estate was $85 million for the year ended December 31, 2020, $91 million for the year ended December 31, 2019 and $102 million for the year ended December 31, 2018.

40

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,	December 31,
	2020	2019
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$2,430	$3,130
Common stocks - unaffiliated	2,554	2,098
Real estate	1,360	1,183
Bonds/preferred stock	1,140	1,064
Other	594	274
Mortgage loans	895	673
Surplus notes	362	348
LIHTCs	199	242
Total	$9,534	$9,012

The Company held three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $3 million as of December 31, 2020, and three affiliated partnerships and limited liability companies in a loss position with accumulated losses of $57 million as of December 31, 2019.

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $49 million for the year ended December 31, 2020 and $45 million for the year ended December 31, 2019. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.1% for future benefits of two years to 0.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded $(4) million of impairments for the year ended December 31, 2020. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of $2 million were recorded for the year ended December 31, 2019.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2020 or December 31, 2019, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments subject to regulatory review for the years ended December 31, 2020 or 2019.

In 2020, there was a decrease in carrying value of an affiliated partnership and LLC of $245 million, which included an OTTI of $257 million from one investment.

41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $15,989 million as of December 31, 2020 and $16,039 million as of December 31, 2019, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments: including interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings,

42

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $4,849 million as of December 31, 2020 and $2,270 million as of December 31, 2019. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $194 million as of December 31, 2020 and $51 million as of December 31, 2019. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $296 million as of December 31, 2020 and $412 million as of December 31, 2019.

The Company had the right to rehypothecate or repledge securities totaling $829 million of the $4,849 million as of December 31, 2020 and $1,126 million of the $2,270 million as of December 31, 2019 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2020 or December 31, 2019.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2020
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$20,081	$110,698	$16,134	$106,433
Options	411	17,234	8	53
Currency swaps	517	6,163	864	10,624
Forward contracts	62	4,793	279	9,009
Credit default swaps	-	5	1	95
Financial futures	5	373	63	2,595
Total	$21,076	$139,266	$17,349	$128,809

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2019
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$10,571	$88,850	$9,124	$113,150
Options	575	19,360	2	3
Currency swaps	880	10,727	212	5,511
Forward contracts	11	2,220	158	8,055
Credit default swaps	22	1,185	-	34
Financial futures	5	291	112	2,974
Total	$12,064	$122,633	$9,608	$129,727

The average fair value of outstanding derivative assets was $25,764 million for the years ended December 31, 2020 and $12,321 million for the years ended December 31, 2019. The average fair value of outstanding derivative liabilities was $19,396 million for the years ended December 31, 2020 and $8,686 million for the years ended December 31, 2019.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,	December 31,
	2020	2019
	(In Millions)

Due in one year or less	$-	$9
Due after one year through five years	100	1,210
Total	$100	$1,219

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2020	2019
	(In Millions)

Open interest rate swaps in a fixed pay position	$101,419	$94,420
Open interest rate swaps in a fixed receive position	111,639	103,960
Other interest related swaps	4,073	3,620
Total interest rate swaps	$217,131	$202,000

44

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2020
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts
	(In Millions)

Interest rate swaps	$465	$2,503
Currency swaps	196	(1,028)
Options	449	(111)
Credit default swaps	8	-
Forward contracts	(195)	(71)
Financial futures	381	50
Total	$1,304	$1,343

	Year Ended
	December 31, 2019
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts
	(In Millions)

Interest rate swaps	$172	$(534)
Currency swaps	25	58
Options	(30)	(273)
Credit default swaps	13	-
Interest rate caps and floors	-	(6)
Forward contracts	228	(239)
Financial futures	524	(309)
Total	$932	$(1,303)

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2018
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts
	(In Millions)

Interest rate swaps	$(105)	$(390)
Currency swaps	37	795
Options	(38)	112
Credit default swaps	12	2
Interest rate caps and floors	(3)	6
Forward contracts	175	170
Financial futures	(316)	200
Total	$(238)	$895

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2020			December 31, 2019
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$21,076	$17,349	$3,727	$12,064	$9,608	$2,456
Due and accrued	1,030	1,607	(577)	807	1,894	(1,087)
Gross amounts offset	(17,273)	(17,273)	-	(9,458)	(9,458)	-
Net asset	4,833	1,683	3,150	3,413	2,044	1,369
Collateral posted	(6,381)	(1,532)	(4,849)	(4,407)	(2,137)	(2,270)
Net	$(1,548)	$151	$(1,699)	$(994)	$(93)	$(901)

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,006 million as of December 31, 2020 and $3,834 million as of December 31, 2019. As of December 31, 2020, the maturities of these agreements ranged from January 3, 2020 through February 14, 2020 and the interest rates ranged from 0.19% to 0.27%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,008 million as of December 31, 2020 and $3,846 million as of December 31, 2019.

46

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bonds	$4,526	$4,417	$4,062
Preferred stocks	22	38	35
Common stocks - subsidiaries and affiliates	1,243	503	910
Common stocks - unaffiliated	34	40	43
Mortgage loans	1,225	1,084	997
Policy loans	965	927	857
Real estate	91	128	110
Partnerships and LLCs	583	878	1,030
Derivatives	487	335	313
Cash, cash equivalents and short-term investments	93	78	71
Other	44	40	6
Subtotal investment income	9,313	8,468	8,434
Amortization of the IMR	111	11	64
Investment expenses	(672)	(786)	(724)
Net investment income	$8,752	$7,693	$7,774

k.	Net realized capital (losses) gains

Net realized capital (losses), which include other-than-temporary impairments (OTTI) and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bonds	$1,025	$56	$(169)
Preferred stocks	(14)	-	-
Common stocks - subsidiaries and affiliates	1	1	(1,242)
Common stocks - unaffiliated	(89)	31	92
Mortgage loans	(72)	3	(1)
Real estate	(30)	33	168
Partnerships and limited liability companies	(73)	40	(57)
Derivatives	1,304	932	(238)
Other	(64)	3	(29)
Net realized capital gains before federal and state taxes and deferral to the IMR	1,988	1,099	(1,476)
Net federal and state tax expense	(361)	(116)	48
Net realized capital gains before deferral to the IMR	1,627	983	(1,428)
Net after tax (gains) deferred to the IMR	(2,213)	(1,020)	384
Net realized capital (losses)	$(586)	$(37)	$(1,044)

47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The IMR liability balance was $2,084 million as of December 31, 2020 and $438 million as of December 31, 2019 and was included in other liabilities on the Statutory Statements of Financial Position.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Bonds	$(140)	$(103)	$(121)
Common stocks- subsidiaries and affiliates	-	-	(1,259)
Common stocks - unaffiliated	(80)	(8)	(12)
Mortgage loans	(40)	-	-
Partnerships and LLCs	(89)	(86)	(62)
Total OTTI	$(349)	(197)	(1,454)

The Company recognized OTTI of $9 million for the year ended December 31, 2020 and $3 million for the year ended December 31, 2019 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $140 million of bond OTTI for the year ended December 31, 2020, less than 1% of the $103 million of bond OTTI for the year ended December 31, 2019 and less than 1% of the $64 million of bond OTTI for the year ended December 31, 2018. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. “Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

6.	Federal income taxes

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security (CARES) Act was signed into law on March 27, 2020 and the Consolidated Appropriations Act (CAA), 2021 was signed into law on December 27, 2020. The CARES Act, among other things, permits net operating loss (NOL) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The CAA extends and expands certain tax provisions of the CARES Act. The CARES Act as well as the CAA did not have a material effect on the financial statements. The Company is currently evaluating modifications extending into 2021, however these modifications are not expected to have a material effect on the Company’s financial statements.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,836	$258	$3,094
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	2,836	258	3,094
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	2,836	258	3,094
Total gross DTLs	(2,114)	(471)	(2,585)
Net admitted DTA(L)	$722	$(213)	$509

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$2,807	$125	$2,932
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	2,807	125	2,932
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	2,807	125	2,932
Total gross DTLs	(1,192)	(632)	(1,824)
Net admitted DTA(L)	$1,615	$(507)	$1,108

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$29	$133	$162
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	29	133	162
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	29	133	162
Total gross DTLs	(922)	161	(761)
Net admitted DTA(L)	$(893)	$294	$(599)

49

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2020
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$54	$54
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,056	-	1,056
2. Adjusted gross DTA allowed per limitation threshold	3,336	-	3,336
Lesser of lines 1 or 2	1,056	-	1,056
Adjusted gross DTAs offset by existing DTLs	1,780	204	1,984
Total admitted DTA realized within 3 years	$2,836	$258	$3,094

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$68	$68
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,079	-	1,079
2. Adjusted gross DTA allowed per limitation threshold	2,663	-	2,663
Lesser of lines 1 or 2	1,079	-	1,079
Adjusted gross DTAs offset by existing DTLs	1,728	57	1,785
Total admitted DTA realized within 3 years	$2,807	$125	$2,932

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$(14)	$(14)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(23)	-	(23)
2. Adjusted gross DTA allowed per limitation threshold	673	-	673
Lesser of lines 1 or 2	(23)	-	(23)
Adjusted gross DTAs offset by existing DTLs	52	147	199
Total admitted DTA realized within 3 years	$29	$133	$162

50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2020	2019
	($ In Millions)

Ratio percentage used to determine
recovery period and threshold limitation	928%	838%

Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$22,238	$18,351

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2020
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	30%	-%	30%

	December 31, 2019
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	46%	-%	46%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	(16)%	-%	(16)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

51

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Federal income tax expense (benefit) on operating earnings	$133	$(18)	$(174)
Foreign income tax expense on operating earnings	2	3	1
Total federal and foreign income tax expense (benefit) before impact of change in enacted legislation	135	(15)	(173)
Impact of change in enacted tax legislation on operating earnings	-	-	5
Total federal and foreign income tax expense (benefit) on operating earnings	135	(15)	(168)
Federal income tax expense (benefit) on net realized capital gains (losses) before impact of change in enacted legislation	359	116	(48)
Impact of change in enacted tax legislation on net realized Total federal and foreign income tax expense (benefit)	$494	$101	$(216)

52

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2020	2019	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,191	$1,238	$(47)
Policy acquisition costs	649	572	77
Nonadmitted assets	299	310	(11)
Pension and compensation related items	220	204	16
Policyholders’ dividends	193	192	1
Investment items	191	137	54
Expense items	56	61	(5)
Unrealized investment losses	10	7	3
Other	27	86	(59)
Total ordinary DTAs	2,836	2,807	29
Nonadmitted DTAs	-	-	-
Admitted ordinary DTAs	2,836	2,807	29

Capital
Unrealized investment losses	209	120	89
Investment items	49	5	44
Total capital DTAs	258	125	133
Admitted capital DTAs	258	125	133

Admitted DTAs	3,094	2,932	162

DTLs:
Ordinary
Reserve items	356	424	(68)
Unrealized investment gains	830	-	830
Deferred and uncollected premium	258	241	17
Pension items	211	182	29
Investment items	234	109	125
Other	225	237	(12)
Total ordinary DTLs	2,114	1,193	921

Capital
Unrealized investment gains	471	631	(160)
Total capital DTLs	471	631	(160)

Total DTLs	2,585	1,824	761

Net admitted DTA	$509	$1,108	$(599)

53

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

		Years Ended December 31,
		2020	2019	2018
		(In Millions)

Net DTA(L)		$(599)	$125	$222
Less:	Items not recorded in the change in net deferred income taxes:
	Tax-effect of unrealized gains/(losses)	576	(180)	69
	Change in net deferred income taxes	$(23)	$(55)	$291

As of December 31, 2020, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the  Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes.  The significant items causing this difference are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
	21%	21%	21%

Provision computed at federal statutory rate	$967	$324	$(299)
Change in reserve valuation basis	(2)	(23)	(7)
Expense items	3	5	2
Foreign governmental income taxes	1	3	1
Investment items	(411)	(183)	(21)
Nonadmitted assets	11	39	(56)
Tax credits	(50)	(48)	(47)
Other	(2)	39	(79)
Total statutory income tax expense (benefit)	$517	$156	$(506)

Federal and foreign income tax expense (benefit)	$494	$101	$(215)
Change in net deferred income taxes	23	55	(291)
Total statutory income tax expense (benefit)	$517	$156	$(506)

The Company received federal net income tax refunds of $141 million in 2020 and $551 million in 2019.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $354 million related to 2020, $54 million related to 2019, and $86 million related to 2018.

54

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2020	$147
Gross change related to positions taken in prior years	-
Gross change related to settlements	-
Gross change related to positions taken in current year	70
Gross change related to lapse of statutes of limitations	-
Balance, December 31, 2020	$217

Included in the liability for unrecognized tax benefits as of December 31, 2020, are $205 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2020 includes $9 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $3 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $17 million as of December 31, 2020 and $14 million as of December 31, 2019. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the 2011-2016 tax years which are currently at IRS Appeals.   The IRS commenced its examination of years 2017-2018 in October 2020. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2020 and 2019, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the owner and beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,420 million as of December 31, 2020 and $2,290 million as of December 31, 2019.

55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The cash surrender value is allocated by the following investment categories:

	December 31,
	2020	2019

Bonds	34%	32%
Other Invested Assets	27	26
Stocks	20	19
Cash and Short-Term Investments	17	21
Real Estate	2	2
	100%	100%

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2020		2019
	Gross	Net	Gross	Net
	(In Millions)

Ordinary new business	$148	$77	$152	$44
Ordinary renewal	934	974	866	956
Group life	11	11	8	8
Total	$1,093	$1,062	$1,026	$1,008

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $55,337 million as of December 31, 2020 and $46,228 million as of December 31, 2019 for which gross premium was less than net premium.

56

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $795,983 million as of December 31, 2020 and $734,969 million as of December 31, 2019.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2020				2019
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)

Individual life	$65,343	2.5%	-	6.0%	$61,017	2.5%	-	6.0%
Group annuities	15,352	2.3%	-	11.8%	28,101	2.3%	-	11.8%
Individual universal and variable life	20,155	3.5%	-	6.0%	18,700	3.0%	-	6.0%
Individual annuities	15,259	2.3%	-	11.8%	14,170	1.9%	-	11.8%
Group life	5,471	2.5%	-	4.5%	5,021	2.5%	-	4.5%
Disabled life claim reserves	1,833	3.5%	-	6.0%	1,825	3.5%	-	6.0%
Disability active life reserves	1,342	3.5%	-	6.0%	1,249	3.5%	-	6.0%
Other	412	2.5%	-	6.0%	396	2.5%	-	6.0%
Total	$125,167				$130,479

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance. In 2019, certain corporate-owned life insurance and bank owned-life insurance policies were reclassified to individual as they did not meet the group classification qualifications.

57

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2020				2019
	Amount	Interest Rates			Amount	Interest Rates
	(In Millions)
GICs:
Note programs	$8,803	0.4%	-	5.6%	$6,936	1.4%	-	5.6%
Federal Home Loan Bank of Boston	1,686	0.8%	-	3.4%	1,104	2.1%	-	3.4%
Municipal contracts	975	0.4%	-	5.6%	766	1.3%	-	7.3%
Other	-	1.5%	-	3.4%	1,010	1.5%	-	3.4%
Supplementary contracts	2,605	0.3%	-	7.0%	2,643	0.3%	-	6.8%
Dividend accumulations	482	3.0%	-	3.4%	493	3.0%	-	3.5%
Other deposits	29	4.0%	-	8.0%	2,345	4.0%	-	8.0%
Total	$14,580				$15,297

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from the Company’s $16.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,753 million as of December 31, 2020. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $4,314 million as of December 31, 2020. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $81 million as of December 31, 2020 and $59 million as of December 31, 2019.

58

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $137 million as of December 31, 2020 and $148 million as of December 31, 2019. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2020, the Company’s GICs by expected maturity year were as follows (in millions):

2021	$1,565
2022	2,330
2023	1,577
2024	1,041
2025	1,413
Thereafter	3,538
Total	$11,464

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

59

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2020	2019
	(In Millions)

Claim reserves, beginning of year	$2,095	$2,102
Less: Reinsurance recoverables	242	228
Net claim reserves, beginning of year	1,853	1,874

Claims paid related to:
Current year	(14)	(13)
Prior years	(349)	(339)
Total claims paid	(363)	(352)

Incurred related to:
Current year’s incurred	264	240
Current year’s interest	7	3
Prior year’s incurred	25	11
Prior year’s interest	76	77
Total incurred	372	331

Adjustments through surplus	(3)	-

Net claim reserves, end of year	1,859	1,853
Reinsurance recoverables	259	242
Claim reserves, end of year	$2,118	$2,095

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $25 million increase in the prior years’ incurred claims for 2020 and the $11 million increase in the prior years’ incurred claims for 2019 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2020, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2019 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2020	2019
	(In Millions)

Disabled life claim reserves	$1,833	$1,825
Accrued claim liabilities	27	28
Net claim reserves, end of year	$1,860	$1,853

d.	Additional liability for annuity contracts

Certain individual variable annuity and fixed index annuity products have additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GLWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset-allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

60

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2019	$756
Incurred guarantee benefits	(164)
Paid guarantee benefits	(8)
Liability as of December 31, 2019	584
Incurred guarantee benefits	(366)
Paid guarantee benefits	(7)
Liability as of December 31, 2020	$211

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2020			December 31, 2019
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$11,434	$36	65	$18,345	$40	65
GMIB Basic	705	11	70	718	28	69
GMIB Plus	1,494	185	67	2,906	532	68
GMAB	2,415	1	61	2,544	2	60
GLWB	146	7	72	151	10	71

As of December 31, 2020, the GMDB account value above consists of $4,402 million of Modco assumed within the separate accounts. As of December 31, 2019, the GMDB account value above consists of $4,088 million of Modco assumed within the separate accounts.

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31,
	2020			2019
	Separate	General		Separate	General
	Account	Account	Total	Account	Account	Total
	(In Millions)
GMDB	$10,141	$1,293	$11,434	$14,585	$3,760	$18,345
GMIB Basic	685	20	705	700	18	718
GMIB Plus	1,494	-	1,494	2,906	-	2,906
GMAB	2,371	44	2,415	2,504	40	2,544
GLWB	146	-	146	151	-	151

61

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2020	2019
	(In Millions)

Beginning balance	$4,003	$3,807
Net liability increase	296	196
Ending balance	$4,299	$4,003

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2020, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $5,538 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

62

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Direct premium	$32,089	$25,407	$23,294
Premium assumed	1,145	1,468	1,327
Premium ceded	(22,911)	(4,094)	(1,692)
Total net premium	$10,323	$22,781	$22,929

Ceded reinsurance recoveries	$1,034	$757	$732

Assumed losses	$219	$171	$206

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2020	2019
	(In Millions)
Reinsurance reserves:
Assumed	$7,615	$8,734
Ceded	(40,280)	(15,041)

Ceded amounts recoverable	$285	$222

Benefits payable on assumed business	$54	$31

Funds held under coinsurance
Ceded	$17,929	$4,252

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2020 include $8,385 million associated with life insurance policies, $3,916 million for LTC, $27,953 million for annuity, $19 million for disability and $7 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2019 include $7,869 million associated with life insurance policies, $3,598 million for LTC, $3,543 million for annuity, $23 million for disability and $8 million for group life and health.

On July 1, 2020, MassMutual recaptured a coinsurance agreement and ceded the recaptured inforce business to a subsidiary of the initial reinsurer through a coinsurance funds withheld agreement. This resulted in an increase of invested assets of $4,986 million with an offsetting funds withheld liability in the Statutory Statements of Financial Position and a decrease in premium and other income collected with an offset in other cash provided from financing and miscellaneous sources in the Statutory Statements of Cash Flows.

63

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On December 31, 2020, the Company completed the sale of its retirement plan business to Great-West Life & Annuity Insurance Company (“Great-West”) in a reinsurance transaction for a ceding commission of $2,351 million. Upon closing, Great-West or its affiliates have reinsured $19,580 million of policyholders’ liabilities and $47,154 million of separate account liabilities of the Company’s liabilities. As part of the reinsurance transaction, the Company also transferred invested assets with a carrying value of $7,956 million, net of the ceding commission, to Great-West or its affiliates. These amounts are subject to change pending final determination of the net assets sold, transaction costs and other adjustments.

This reinsurance transaction includes a retrocession of the business that the Company reinsures under the terms of the reinsurance agreement between Talcott Resolution Life Insurance Company (Talcott, formerly known as Hartford Life Insurance Company) and the Company. Of the reinsured policyholder’s liabilities above, $6,987 million is retroceded. Also, part of the retrocession are $19,525 million of separate account liabilities of Talcott.

In 2020, a $7 million net loss was recorded for the termination of certain yearly renewable term life insurance treaties, representing the write-off of net receivables and a $6 million increase in surplus was realized for termination of unauthorized reinsurance.

For the year ended December 31, 2020, the Company increased its gross LTC policyholders’ reserve by $206 million through a combination of prior year error correction of $159 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $206 million.

In 2019, the Company increased its gross LTC policyholders’ reserves by $1,224 million through a combination of prior year error corrections of $729 million and various assumption changes to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by an additional $1,224 million.

In 2018, the Company increased its gross LTC policyholders’ reserves by $390 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $390 million.

In 2018, a $27 million net loss was recorded for the recapture of certain yearly renewable term life insurance treaties, with $14 million recorded in premium income and $41 million recorded in change in policyholder reserves.

As of December 31, 2020, one reinsurer accounted for 28% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 19%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which 28% of the reserves are held in trust.

64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2020 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$28	$-	$-	$28	-%
At book value less current surrender charge of 5% or more	11,741	-	-	11,741	36
At fair value	-	-	10,764	10,764	33
Total with market value adjustment or at fair value	11,769	-	10,764	22,533	70
At book value without adjustment (minimal or no charge or adjustment)	4,090	-	-	4,090	13
Not subject to discretionary withdrawal	5,643	-	-	5,643	17
Total	$21,502	$-	$10,764	$32,266	100%
Reinsurance ceded	6,456	-	-	6,456
Total, net of reinsurance	$15,046	$-	$10,764	$25,810
Amount included in book value moving to at book value without adjustment after statement date	379	-	-	379

Group annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,132	$-	$-	$15,132	19%
At book value less current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	18,883	29,368	48,251	59
Total with market value adjustment or at fair value	15,132	18,883	29,368	63,383	78
At book value without adjustment (minimal or no charge or adjustment)	1,768	-	-	1,768	2
Not subject to discretionary withdrawal	16,319	-	-	16,319	20
Total	$33,219	$18,883	$29,368	$81,470	100%
Reinsurance ceded	17,868	-	-	17,868
Total, net of reinsurance	$15,351	$18,883	$29,368	$63,602

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deposit-type contracts

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,633	$-	$-	$2,633	8%
At book value less current surrender At fair value	-	1,678	11,620	13,298	42
Total with market value adjustment or at fair value	2,633	1,678	11,620	15,931	50
At book value without adjustment (minimal or no charge or adjustment)	3,047	-	-	3,047	10
Not subject to discretionary withdrawal	12,528	-	-	12,528	40
Total	$18,208	$1,678	$11,620	$31,506	100%
Total, net of reinsurance	$14,580	$1,678	$11,620	$27,878

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of  December 31, 2020 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$15,351
Policyholders’ reserves – individual annuities	15,046
Liabilities for deposit-type contracts	14,580
Subtotal	44,977
Separate Account Annual Statement:
Annuities	59,015
Other annuity contract deposit-funds and GICs	13,298
Subtotal	72,313
Total	$117,290

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2020 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	17,774	17,763	17,829
Universal life with secondary guarantees	2,002	1,711	6,219
Other permanent cash value life insurance	-	67,897	70,794
Variable life	1	1	-
Variable universal life	394	386	435
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	2,784
Accidental death benefits	-	-	3
Disability - active lives	-	-	155
Disability - disabled lives	-	-	276
Miscellaneous reserves	-	-	1,271
Total (gross: direct + assumed)	20,171	87,758	99,766
Reinsurance Ceded	4,314	4,548	8,385
Total (net)	$15,857	$83,210	$91,381

Separate Account with Guarantees

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	1,597	1,568	1,597
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,597	1,568	1,597
Total (net)	$1,597	$1,568	$1,597

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	1	2	2
Variable universal life	1,501	1,488	1,497
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,502	1,490	1,499
Total (net)	$1,502	$1,490	$1,499

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2020 is as follows:

	Guaranteed
		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2020	$-	$-	$11,803	$11,803

Reserves at December 31, 2020:
For accounts with assets at:
Fair value	$-	$20,561	$53,252	$73,813
Amortized cost/book value	-	1,597	-	1,597
Subtotal SIA Reserves	-	22,158	53,252	75,410
Nonpolicy liabilities	-	1	556	557
Total Separate Account Liabilities	$-	$22,159	$53,808	$75,967

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$20,561	$53,252	$73,813
At book value without market value adjustment and current surrender charge of less than 5%	-	1,597	-	1,597
Subtotal	-	22,158	53,252	75,410
Nonpolicy liabilities	-	1	556	556
Total Separate Account Liabilities	$-	$22,159	$53,808	$75,967

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$9,867	$7,260	$8,326
Transfers from separate accounts	(12,701)	(12,313)	(9,846)
Subtotal	(2,834)	(5,053)	(1,520)
Reconciling adjustments:
Net deposits on deposit-type liabilities	(812)	(967)	(1,488)
Net transfers from separate accounts	$(3,646)	$(6,020)	$(3,008)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.	Debt

MassMutual issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes had a carrying value and face amount of $250 million as of December 31, 2020 and 2019. Notes issued in 2020 had interest rates ranging from 0.14% to 1.80% with maturity dates ranging from 1 to 35 days. Interest expense for commercial paper was $2 million for the year ended December 31, 2020 and $6 million for the year ended December 31, 2019.

MassMutual has a $1,000 million, five-year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. During December 2018, the facility was renewed and the scheduled maturity is December 2023. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2020 and 2019, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2020 and 2019, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2020 and December 31, 2019.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The company contributed $80 million to its qualified benefit plan in 2020 and there were no contributions in 2019.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plans’ net assets available for benefits were $3,862 million as of December 31, 2020 and $3,385 million as of December 31, 2019. The Company match for the qualified 401(k) thrift savings plans is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $53 million for the year ended December 31, 2020 and $54 million for the year ended December 31, 2019 and $51 million for 2018.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $183 million as of December 31, 2020 and $174 million as of December 31, 2019.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2020	2019	2020	2019
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Accumulated benefit obligation	$3,254	$3,270	$389	$383

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2020	2019	2020	2019
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation, beginning of year	$3,270	$2,850	$383	$341
Service cost	114	111	14	13
Interest cost	98	118	11	13
Actuarial (gains) losses	12	11	(9)	(9)
Benefits paid	(92)	(139)	(14)	(15)
Change in discount rate	204	431	19	34
Special termination benefits	-	-	6	-
Settlements and curtailments	(198)	-	(3)	-
Change in actuarial assumptions	(154)	(112)	(18)	6
Projected benefit obligation, end of year	$3,254	$3,270	$389	$383

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $95 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate. The 2020 change in actuarial assumptions is due to an updated demographics experience study, which consisted of updated retirement rates, turnover rates and the percentage of participants electing lump-sum.

During 2020, the qualified pension plan offered a lump sum window program to terminated vested participants. Lump sums paid under this program, combined with routine annual lump sums paid during 2020, totaled $185 million, which triggered settlement accounting. Also during 2020, as a result of the sale of the retirement plan business, curtailment gains of $13 million and $3 million were reflected in the projected benefit obligation for pension benefits and other postretirement benefit benefits, respectively.

e.	Plan assets

The assets of the qualified pension plan are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

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The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2020	2019
	(In Millions)

General Investment Account	$237	$245
Separate Investment Accounts:
Barings Long Duration Bond Fund	318	326
	$555	$571

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $305 million for 2021.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 12.5% to 22.5% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 12.5% to 22.5% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large cap) companies and small capitalization (small cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 8% of the plan assets as of December 31, 2020 and 9% as of December 31, 2019.

The following presents the change in fair value of plan assets:

	December 31,
	2020	2019	2020	2019
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Fair value of plan assets, beginning of year	$2,738	$2,403	$3	$4
Actual return on plan assets	401	450	-	-
Employer contributions	101	24	12	13
Contributions by plan participants	-	-	-	1
Benefits paid	(91)	(139)	(13)	(15)
Other	(185)	-	-	-
Fair value of plan assets, end of year	$2,964	$2,738	$2	$3

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2020	2019

Bonds	57%	58%
Mortgage loans	14	16
Common stocks - subsidiaries and affiliates	10	10
Other investments	12	9
Partnerships and limited liability companies	5	5
Cash and cash equivalents	2	2
	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Vanguard Russell 1000 Index Fund is a separate investment account investing in a mutual fund advised by Vanguard Group Inc. that seeks to passively track the performance of the Russell 1000 Index, representing U.S. large capitalization stocks.

MFS Institutional International Equity Fund is a separate investment account investing in a mutual fund advised by Massachusetts Financial Services Company that seeks to outperform the MSCI EAFE Index over full market cycles. The fund’s strategy is to construct a well-diversified portfolio of high-conviction ideas following a growth-at-a-reasonable price style with a quality bias.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Investment Fiduciary Committee. These investments include private equity, infrastructure, private debt, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair Value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an underlying fund). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (NIF) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2020, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Collective investment trust: The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 day notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Registered investment companies: There are two methods of determining the unit value for the registered investment companies. For the registered investment company that is valued at an unaffiliated company the investment is valued using the closing price reported on the active market on which the funds are traded and is therefore classified as Level 1. For the registered investment company that is valued in-house on the unival system the NIF method is used which takes the unit value for the prior valuation day and multiplies it by the NIF for the current valuation day.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period, therefore are based on NAV as a practical expedient and are reported in the NAV Practical Expedient column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash and cash equivalents: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2020
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$134	$-	$-	$134
International large capitalization	-	120	-	-	120
Total pooled separate accounts	-	254	-	-	254
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	-	322	-	-	322
U.S. small capitalization	45	-	-	-	45
U.S. mid capitalization	23	-	-	-	23
International small/mid capitalization	2	-	-	-	2
International large capitalization	-	278	-	-	278
International emerging markets	-	84	-	-	84
Total common stocks	70	684	-	-	754
Debt instruments:
Corporate and other bonds	-	502	-	-	502
Long-term bond mutual funds	130	-	-	-	130
Short-term bond mutual funds	32	-	-	-	32
Total debt instruments	162	502	-	-	664
Other:
Government securities	-	360	-	-	360
Collective investment trust	-	-	-	81	81
Other	-	32	-	-	32
Total other	-	392	-	81	473
Total nonpooled separate accounts	232	1,578	-	81	1,891
Total separate investment accounts	232	1,832	-	81	2,145
Pension trust assets:
Common stocks:
Cash Equivalent	15	-	-	-	15
Collective investment trust	-	48	-	-	48
Hedge fund	-	-	-	30	30
Limited partnerships:
Private equity/venture capital	-	-	-	222	222
Real estate	-	-	-	125	125
Hedge	-	-	-	165	165
Total pension trust assets	15	48	-	542	605
Total General Investment Account	-	-	237	-	237
Total	$247	$1,880	$237	$623	$2,987

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2019
				NAV
				Practical
	Level 1	Level 2	Level 3	Expedient	Total
	(In Millions)
Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$176	$-	$-	$-	$176
International large capitalization	-	98	-	-	98
Total pooled separate accounts	176	98	-	-	274
Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	316	-	-	-	316
U.S. small capitalization	18	-	-	-	18
U.S. mid capitalization	7	-	-	-	7
International large capitalization	-	232	-	-	232
Total common stocks	341	232	-	-	573
Debt instruments:
Corporate and other bonds	-	483	-	-	483
Long-term bond mutual funds	125	-	-	-	125
Short-term bond mutual funds	14	-	-	-	14
Total debt instruments	139	483	-	-	622
Registered investment companies:
Emerging markets	-	38	-	-	38
Total registered investment companies	-	38	-	-	38
Other:
Government securities	-	389	-	-	389
Collective investment trust	-	-	-	77	77
Other	-	61	-	-	61
Total other	-	450	-	77	527
Total nonpooled separate accounts	480	1,203	-	77	1,760
Total separate investment accounts	656	1,301	-	77	2,034
Pension trust assets:
Common stocks:
Cash Equivalent	98	-	-	-	98
Collective investment trust	-	48	-	-	48
Hedge fund	-	-	-	24	24
Limited partnerships:
Private equity/venture capital	-	-	-	142	142
Real estate	-	-	-	122	122
Hedge	-	-	-	93	93
Total pension trust assets	98	48	-	381	527
Total General Investment Account	-	-	245	-	245
Total	$754	$1,349	$245	$458	$2,806

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2020 and December 31, 2019.

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f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2020	2019	2020	2019
	Pension		Other Postretirement
	Benefits		Benefits
	(In Millions)

Projected benefit obligation	$3,254	$3,270	$389	$383
Less: fair value of plan assets	2,964	2,738	2	3
Projected benefit obligation funded status	$(290)	$(532)	$(387)	$(380)

The qualified pension plan was overfunded by $147 million as of December 31, 2020 and underfunded by $140 million as of December 31, 2019. The nonqualified pension plans are not funded and have total projected benefit obligations of $437 million as of December 31, 2020 and $392 million as of December 31, 2019.

The qualified pension plan nonadmitted pension plan asset was $637 million as of December 31, 2020 and $642 million as of December 31, 2019.

The Company intends to fund $48 million in 2021 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

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g.  Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2020	2019	2018	2020	2019	2018
	Pension			Other Postretirement
	Benefits			Benefits
	(In Millions)

Service cost	$114	$111	$113	$14	$13	$14
Interest cost	98	118	108	11	13	12
Expected return on plan assets	(177)	(160)	(172)	-	-	-
Amortization of unrecognized net actuarial and other losses	52	56	55	2	(1)	2
Amortization of unrecognized prior service cost	-	-	3	(6)	(6)	(6)
Total net periodic cost	$87	$125	$107	$21	$19	$22

Settlement and curtailment	36	-	-	-	-	-
Special termination benefits	-	-	-	6	-	-
Total net expense	$123	$125	$107	$27	$19	$22

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

		Other
	Pension	Postretirement
	Benefits	Benefits
	(In Millions)

2021	$336	$18
2022	189	19
2023	193	20
2024	194	20
2025	198	20
2026-2030	969	102

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The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Health	$124	$139	$113
Pension	123	125	107
Thrift	53	54	51
Postretirement	27	19	22
Disability	3	3	4
Life	4	4	4
Postemployment	(2)	8	(2)
Other benefits	11	13	23
Total	$343	$365	$322

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2020	2019	2018	2020	2019	2018
	Pension			Other Postretirement
	Benefits			Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	2.50%	3.05%	4.20%	2.45%	3.05%	4.05%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	6.00%	2.45%	3.05%	4.05%

Net periodic benefit cost:
Discount rate	3.05%	4.20%	3.60%	3.05%	4.05%	3.40%
Expected long-term rate of return on plan assets	6.50%	6.75%	6.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	6.00%	6.00%	3.05%	4.05%	3.40%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2020	2019	2018
Weighted average grant date fair value:
PSARs granted during the year	$130.35	$123.43	$98.77
PRS granted during the year	130.10	123.29	99.75
Intrinsic value (in thousands):
PSARs options exercised	53,676	35,065	33,532
PRS liabilities paid	43,616	34,391	21,922
Fair value of shares vested during the year	106,461	69,456	42,141

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of
December 31, 2018	4,398	$90.81	3.7	1,312	$87.84	2.8
Granted	1,677	123.43		297	123.29
Exercised	(1,074)	89.40		(279)	86.23
Forfeited	(195)	102.09		(60)	96.92
Outstanding as of
December 31, 2019	4,806	102.04	3.9	1,270	96.33	2.6
Granted	1,599	130.35		271	130.10
Exercised	(1,148)	83.13		(337)	89.08
Forfeited	(89)	122.64		(47)	119.25
Outstanding as of
December 31, 2020	5,168	114.55	4.0	1,157	105.37	2.5

Exercisable as of
December 31, 2020	426	$103.48	2.9	26	$131.71	2.2

The PSARs compensation was an expense of $73 million for the year ended December 31, 2020 and an expense of $56 million for the year ended December 31, 2019 and an expense of $103 million for the year ended December 31, 2018. The PSARs accrued compensation liability was $132 million as of December 31, 2020 and $108 million as of December 31, 2019. The unrecognized compensation expense related to nonvested PSARs awards was $11 million for the year ended December 31, 2020, $35 million for the year ended December 31, 2019 and $54 million for the year ended December 31, 2018. The weighted average period over which the expense is expected to be recognized is 4.0 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $51 million for the year ended December 31, 2020 and $46 million for the year ended December 31, 2019 and $53 million for the year ended December 31, 2018. The PRS accrued compensation liability was $107 million for the year ended December 31, 2020 and $97 million for the year ended December 31,

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2019. The unrecognized compensation expense related to nonvested PRS awards was $53 million as of December 31, 2020, $67 million as of December 31, 2019 and $69 million as of December 31, 2018 respectively. The weighted average period over which the expense is expected to be recognized is 2.5 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

14.	Surplus notes

On April 16, 2020, MassMutual issued $700 million of surplus notes at a fixed 3.375% coupon rate maturing in 2050.

On June 26, 2020, MassMutual executed a drawdown of $600 million from its pre-capitalized surplus notes (P-Caps) facility and received $837 million in market value proceeds, at a fixed 5.077% coupon rate, maturing in 2069 and callable beginning in 2049. As of December 31, 2020, there was a remaining capacity of raising $200 million of capital through the P-Caps facility.

The following table summarizes the surplus notes issued and outstanding as of December 31, 2020:

Issue	Face	Carrying	Interest	Maturity	Scheduled Interest
Date	Amount	Value	Rate	Date	Payment Dates
	($ In Millions)
11/15/1993	$250	$250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	193	193	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	130	129	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	263	263	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	258	254	4.500%	04/15/2065	Apr 15 & Oct 15
03/23/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1
10/11/2019	838	581	3.729%	10/15/2070	Apr 15 & Oct 15
04/16/2020	700	697	3.375%	04/15/2050	Apr 15 & Oct 15
06/26/2020	600	835	5.077%	02/15/2069	Apr 15 & Oct 15
Total	$3,807	$3,773

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2020, the unapproved interest was $40 million. Through December 31, 2020, the Company paid cumulative interest of $1,995 million on surplus notes. Interest of $157 million was approved and paid during the year ended December 31, 2020.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $63 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017 or 2019.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

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15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2020, 2019 and 2018. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2020, 2019 and 2018.

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Premium ceded in exchange for invested assets	$(11,197)	$-	$-
Bonds transferred in exchange for premium ceded	9,379	-	-
Bond conversions and refinancing	4,922	1,025	1,058
Premium income recognized for individual annuity contracts	3,721	-	-
Bonds received as consideration for individual annuity contracts	(3,720)	-	-
Mortgage loans transferred in exchange for premium ceded	1,725	-	-
Premium income recognized for group annuity contracts	1,250	916	292
Bonds received as consideration for group annuity contracts	(1,250)	(916)	(292)
Surplus notes issued in exchange for bonds	837	-	-
Bonds received as consideration for surplus notes	(837)	-	-
Transfer of mortgage loans to partnerships and LLCs	353	96	244
Change in market value of COLI	140	175	11
Preferred stock transferred in exchange for premium ceded	93	-	-
Stock conversion	79	64	128
Assets received in-kind for bond maturity	57	-	-
Net investment income payment in-kind bonds	12	5	9
Preferred stock received as consideration for individual annuity contracts	(1)	-	-
Dividend reinvestment	-	3	11
Transfer of common stocks - affiliated to partnerships and LLCs	-	-	1,334
Partnerships and LLCs contributed to Insurance Road LLC	-	-	476
Transfer of bonds to other than invested assets	-	-	200
Transfer of bonds to partnerships	-	-	81
Bonds and common stock contributed to EM Opportunities LLC	-	-	74
Other	-	1	113

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other long-term care insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

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Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

The spread of the coronavirus, causing increased cases of COVID-19, around the world in 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources and its operations in future periods.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $114 million for the year ended December 31, 2020 and $118 million for the year ended December 31, 2019. Net operating leases are net of sublease receipts of $7 million for the year ended December 31, 2020 and $10 million for the year ended December 31, 2019.

The Company has entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with book values of $100 million, which resulted in no gain or loss. The lease has a five year term, which expires in 2021 with annual lease payment of approximately $20 million. At the end of the lease, the Company has the option to purchase the underlying assets at fair value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum commitments for all lease obligations as of December 31, 2020 were as follows:

		Affiliated	Nonaffiliated
	Gross	Subleases	Subleases	Net
	(In Millions)

2021	$98	$3	$1	$94
2022	65	-	1	64
2023	55	-	-	55
2024	41	-	-	41
2025	29	-	-	29
Thereafter	36	-	-	36
Total	$324	$3	$2	$319

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

In connection with the May 24, 2019 sale of OAC to Invesco, Invesco identified an accounting matter related to four Master Limited Partnership funds managed by a subsidiary of OAC prior to the sale that Invesco has stated may result in an indemnification claim against MassMutual under the terms of the acquisition agreement. Under the terms of the agreement, MassMutual may be liable to Invesco under the acquisition agreement for a portion of any actual losses incurred by Invesco in excess of $173 million and up to a cap of $575 million. There are currently considerable uncertainties as to the nature, scope and amount of the potential losses for which Invesco may seek indemnity. In addition to the $173 million deductible, it is uncertain whether the indemnification obligations set forth in the acquisition agreement would apply to this situation and MassMutual believes it has a number of defenses available that may mitigate or eliminate its exposure to any losses claimed by Invesco should such obligations apply. However, the outcome of any indemnification dispute (including any resulting litigation), should Invesco

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

assert such a claim, and its potential impact on MassMutual’s financial position cannot be foreseen with certainty at this time.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2020, the Company had approximately $490 million of these unsecured funding commitments to its subsidiaries and $622 million as of December 31, 2019. The unsecured commitments are included in private placements in the table below. As of December 31, 2020 and 2019, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $84 million as of December 31, 2020 and approximately $145 million as of December 31, 2019. As of December 31, 2020 and 2019, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2020, the Company had the following outstanding commitments:

	2021	2022	2023	2024	2025	Thereafter	Total
	(In Millions)
Private placements	$1,685	$2,957	$1,348	$121	$385	$501	$6,997
Mortgage loans	385	424	176	245	26	122	1,378
Real estate	-	-	-	-	-	1	1
Partnerships and LLC	154	592	666	205	382	1,682	3,681
LIHTCs (including equity contributions)	-	172	-	-	17	287	476
Total	$2,224	$4,145	$2,190	$571	$810	$2,593	$12,533

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2020 and 2019, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2020 and 2019, the Company had no outstanding obligations to any obligor attributable to these guarantees.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2020.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	-	The liabilities for these plans of $427 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State Life).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by March 2021.	-	$350 million.

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$288 million with the right to increase the line to $310 million.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including Insurance Road LLC (IRLLC), Copper Hill LLC (CHLLC), MML Investment Advisers LLC, The MassMutual Trust Company, FSB, MassMutual International LLC (MMI) and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC (MMIP), which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$335	$427	$440
Investment advisory income	22	23	24
Recordkeeping and other services	20	21	22
Fee expense:
Investment advisory services	268	277	270
Royalty and licensing fees	58	58	56

The Company reported amounts due from subsidiaries and affiliates of $54 million as of December 31, 2020 and $80 million as of December 31, 2019. The Company reported amounts due to subsidiaries and affiliates of $8 million as of December 31, 2020 and less than $1 million as of December 31, 2019. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s wholly owned indirect subsidiary, Barings, invests a portion of their nonqualified compensation plan in GICs with the Company. The Company credited interest on deposits of $2 million to the Barings contract for the year ended December 31, 2020 and $3 million for the year ended December 31, 2019.

The Company held debt issued by MMHLLC that amounted to $2,079 million as of December 31, 2020 and $1,948 million as of December 31, 2019. The Company recorded interest income on MMHLLC debt of $103 million in 2020 and $80 million in 2019. Notes maturing as of March and December 2020 were refinanced at 4.3% annual interest for $632 million.

As of December 31, 2020, MMIH and C.M. Life, together, provided financing of $5,500 million, $5,253 million and $247 million respectively, for MMAF that can be used to finance ongoing asset purchases. MMIH provided financing of $5,253 million as of December 31, 2020 and $4,229 million as of December 31, 2019. During 2020, MMAF borrowed $2,005 million and repaid $1,859 million under the credit facility. During 2019, MMAF borrowed $1,959 million and repaid $2,068 million under the credit facility. Outstanding borrowings under the facility were $3,552 million as of December 31, 2020 and $3,371 million as of December 31, 2019. Interest for these borrowings was $80 million for the year ended December 31, 2020 and $90 million for the year ended December 31, 2019. The floating rate borrowings bear interest at a spread over the 30 day LIBOR. The fixed rate borrowings bear an interest at a spread over average life Treasuries. MassMutual provided financing of $3,552 million to MMIH as of December 31, 2020.

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MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2020, Jefferies borrowed $849 million and repaid $895 million under the credit facility. During 2019, Jefferies borrowed $405 million and repaid $359 million under the credit facility. As of December 31, 2020, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2020, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2020, MassMutual contributed capital of $37 million to MassMutual Mortgage Lending LLC.

In 2020, MassMutual contributed capital of $15 million to MassMutual MCAM Insurance Company, Inc.

In 2020, MassMutual contributed capital of $14 million to MM Global Capabilities I LLC.

In 2020, MassMutual transferred $335 million of mortgage loans to Barings Multifamily TEBS 2020 LLC. Subsequently, MassMutual received a $288 million return of capital distribution.

In 2020, IRLLC issued and paid a return of capital of $90 million to MassMutual. In 2019, IRLLC declared a distribution to the Company of $150 million, which was paid in 2020.

In 2020, MassMutual Retirement Services LLC declared and paid $57 million in dividends to MassMutual.

Effective December 31, 2020, MassMutual will provide C.M. Life a stop-loss coverage to transfer a specific interest rate risk. All Odyssey fixed-deferred annuity contracts issued by C.M. Life are covered under this agreement. C.M. Life will pay an annual premium to MassMutual. If the coverage is triggered, there will be a settlement at year end from MassMutual to C.M. Life. The maximum total liability of MassMutual under the agreement is $100 million over 5 years.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2020, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million and as of December 31, 2019, the net reinsurance amounts due to C.M. Life and MML Bay State were $39 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)

Premium assumed	$46	$45	$49
Modco adjustments, included in fees and other income	11	9	12
Expense allowance on reinsurance assumed, included in commissions	(14)	(14)	(20)
Policyholders’ benefits	(89)	(101)	(139)
Experience refunds (paid) received	-	(1)	(3)

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2020 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

C.M. Life

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual Investment Holding

MassMutual International, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

Barings Ascend LLC

MML CM LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

Trad Investments LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

Sleeper Street LLC

MM Asset Management Holding LLC

MM Catalyst Fund LLC

Subsidiaries of MassMutual International LLC

MassMutual Solutions LLC

Subsidiaries of MassMutual Ventures Holding LLC

MassMutual Ventures US I LLC

MassMutual Ventures US II LLC

MassMutual Ventures US III LLC

MassMutual Ventures UK LLC

MassMutual Ventures Southeast Asia I LLC

MassMutual Ventures Southeast Asia II LLC

MassMutual Ventures Management LLC

MassMutual Ventures SEA Management Private Limited (an indirect subsidiary of Subsidiary of MassMutual Ventures Holding LLC)

Athens Fund Management LLC

Open Alternatives LLC

MML Investors Services, LLC

MMLISI Financial Alliances, LLC

MML Insurance agency, LLC

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Real Estate Advisers, Inc.

Barings Asset Management (Asia) Holdings Limited

Barings Multifamily Capital Holdings LLC

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

Baring International Investment Management Holdings Limited

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Barings Global Advisers Limited

Barings European Core Property Fund GP Sàrl

Barings BME GP Sàrl

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Subsidiaries of MassMutual Investment Holding

MML Management Corporation

MassMutual Asset Finance LLC

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2013-A

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2015-A

MMAF Equipment Finance LLC 2016-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

Rozier LLC

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2020
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2019 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$16,183	$-	$16,183	7/31/2020	$13,868	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	26	-	26	3/27/2020	27	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	-	-	-	7/31/2018	-	Sub-2	No
MM Investment Holding		1,609	-	1,609	N/A	N/A	Sub-2	No
MML Management Corporation	55338@-10-5	-	-	-	6/15/2020	1,083	Sub-2	No
Aggregate Total:		$17,818	$-	$17,818		$14,978

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 24, 2021, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

On January 27, 2021, the Company announced it has entered into a definitive agreement with American Financial Group, Inc. to purchase its wholly-owned subsidiary, Great American Life Insurance Company and other subsidiaries and affiliated entities, which primarily offer traditional fixed and fixed indexed annuity products. The purchase price is approximately $3,500 million, subject to adjustment at closing. The transaction, which is subject to regulatory and other necessary approvals, is expected to close in the second quarter of 2021.

On February 1, 2021, the Company completed the acquisition of Flourish, a fintech platform for registered investment advisors (RIAs), from Stone Ridge Asset Management for a purchase price of $6 million. Flourish provides digitally enabled products and services to RIAs through various modules, including an established cash management offering, Flourish Cash. Flourish Cash is offered through Stone Ridge Securities LLC, Stone Ridge’s registered broker-dealer, which the Company acquired. MML CML LLC, a wholly owned subsidiary of MassMutual, will directly own Flourish.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

20. Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2020	$16,071,907	$-	$16,071,907	$14,674,300	$(1,397,607)	$14,674,300	$15,473,517
September 30, 2020	21,375,383	-	21,375,383	19,160,250	(2,215,134)	19,160,250	18,862,027
June 30, 2020	10,180,123	-	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	-	24,799,788	20,197,344	(4,602,443)	20,197,344	24,683,947
December 31, 2019	3,992,400	-	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	-	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	-	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	-	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	-	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	-	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	-	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	-	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	-	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	-	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	-	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	-	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	-	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	-	44,266,478	41,890,535	(2,375,942)	41,890,535	61,300,066
June 30, 2016	49,097,217	-	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	-	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	-	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	-	50,531,382	45,665,859	(4,865,524)	45,665,859	58,523,652
June 30, 2015	66,924,927	-	66,924,927	65,240,585	(1,684,341)	65,240,585	72,953,475
March 31, 2015	17,856,447	-	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	-	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	-	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	-	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	-	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071
December 31, 2013	113,707,951	-	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	-	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	-	147,215,936	142,140,572	(5,075,365)	142,140,572	130,973,023
March 31, 2013	194,772,025	-	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	-	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	-	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	-	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	-	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	-	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	-	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	-	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	-	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	-	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	-	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	-	1,362,887,892	1,335,628,212	(27,259,681)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	-	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	-	1,349,124,214	1,290,817,168	(58,307,047)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(658,423,735)

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$166,318	$-	$166,318	$58,609	$(107,709)	$58,609	$136,619
05535DCF9	2,639,139	-	2,639,139	2,595,116	(44,023)	2,595,116	2,812,127
61750FAE0	594,740	-	594,740	584,887	(9,853)	584,887	530,736
61750MAB1	4,675	-	4,675	4,502	(173)	4,502	4,545
92926SAB2	585	-	585	567	(18)	567	562
124860CB1	21,523	-	21,523	14,872	(6,651)	14,872	17,887
18974BAA7	205,451	-	205,451	204,843	(608)	204,843	186,946
18974BAN9	101,669	-	101,669	101,513	(156)	101,513	98,300
2254W0NK7	89,902	-	89,902	23,726	(66,176)	23,726	94,611
45660LYW3	1,074,456	-	1,074,456	1,035,449	(39,007)	1,035,449	1,020,046
65535VRK6	681,735	-	681,735	601,631	(80,104)	601,631	653,481
79548KXQ6	99,323	-	99,323	98,725	(598)	98,725	92,899
92978EAA2	130,042	-	130,042	125,448	(4,594)	125,448	119,223
23332UBW3	26,310	-	26,310	21,116	(5,193)	21,116	30,347
576433H33	1,207,614	-	1,207,614	1,145,808	(61,806)	1,145,808	1,116,853
125435AA5	1,635,577	-	1,635,577	1,543,519	(92,058)	1,543,519	1,596,490
36298XAA0	6,639,520	-	6,639,520	5,802,921	(836,599)	5,802,921	6,153,831
55274SAM3	61,225	-	61,225	42,760	(18,465)	42,760	93,792
86359DME4	673,784	-	673,784	662,791	(10,993)	662,791	698,159
929227ZF6	18,319	-	18,319	5,496	(12,823)	5,496	16,063
Totals	$16,071,907	$-	$16,071,907	$14,674,300	$(1,397,607)	$14,674,300	$15,473,517

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
US05618HAE53	$555,162	$-	$555,162	$387,040	$(168,122)	$387,040	$162,575
00442FAB8	144,957	-	144,957	79,275	(65,682)	79,275	112,060
05535DCF9	2,755,413	-	2,755,413	2,649,186	(106,228)	2,649,186	2,553,142
46630KAA4	191,718	-	191,718	184,342	(7,376)	184,342	179,699
61749BAB9	105,432	-	105,432	91,620	(13,812)	91,620	88,204
61750MAB1	4,837	-	4,837	4,672	(165)	4,672	3,421
92926SAB2	604	-	604	588	(16)	588	438
07384YPP5	12,990	-	12,990	9,466	(3,524)	9,466	35,174
073879QF8	45,111	-	45,111	43,889	(1,222)	43,889	39,772
17307GRU4	104,250	-	104,250	55,590	(48,659)	55,590	91,680
18974BAA7	215,833	-	215,833	212,231	(3,602)	212,231	183,053
18974BAN9	106,359	-	106,359	104,851	(1,507)	104,851	97,631
9393365V1	399,194	-	399,194	394,263	(4,932)	394,263	364,935
23332UBW3	31,650	-	31,650	29,218	(2,432)	29,218	22,244
12669GWN7	849,557	-	849,557	799,224	(50,333)	799,224	782,638
12669GXW6	244,251	-	244,251	233,647	(10,604)	233,647	223,233
32051DCK6	79,208	-	79,208	61,819	(17,389)	61,819	82,998
36298XAA0	7,738,893	-	7,738,893	7,511,130	(227,763)	7,511,130	7,120,125
36298XAB8	7,666,120	-	7,666,120	6,250,751	(1,415,369)	6,250,751	6,539,292
45660LY94	13,115	-	13,115	6,394	(6,721)	6,394	26,528
74951PBT4	110,729	-	110,729	51,052	(59,676)	51,052	153,185
Totals	$21,375,383	$-	$21,375,383	$19,160,250	$(2,215,134)	$19,160,250	$18,862,027

98

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GRU4	$107,326	$-	$107,326	$77,392	$(29,934)	$77,392	$160,449
18974BAA7	245,427	-	245,427	235,230	(10,197)	235,230	201,416
18974BAN9	119,509	-	119,509	114,571	(4,938)	114,571	107,924
362290AC2	220,776	-	220,776	219,541	(1,235)	219,541	307,360
79548KXQ6	172,175	-	172,175	170,007	(2,168)	170,007	130,248
855541AC2	508,940	-	508,940	384,558	(124,383)	384,558	460,800
9393365V1	433,313	-	433,313	415,261	(18,053)	415,261	356,247
45660LY94	28,987	-	28,987	13,258	(15,729)	13,258	21,174
57643QAE5	2,203,118	-	2,203,118	1,819,560	(383,558)	1,819,560	2,367,000
74951PBT4	260,811	-	260,811	143,231	(117,579)	143,231	157,616
86359DMC8	5,799,490	-	5,799,490	5,333,524	(465,966)	5,333,524	4,907,737
92990GAE3	80,251	-	80,251	66,477	(13,773)	66,477	71,880
Totals	$10,180,123	$-	$10,180,123	$8,992,610	$(1,187,513)	$8,992,610	$9,249,851

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,012,907	$-	$3,012,907	$2,862,429	$(150,478)	$2,862,429	$2,528,432
24763LFY1	147,758	-	147,758	146,827	(931)	146,827	180,454
45071KDD3	575,329	-	575,329	510,787	(64,542)	510,787	491,576
07384YPP5	33,493	-	33,493	28,061	(5,431)	28,061	46,723
12667GKG7	93,290	-	93,290	83,622	(9,668)	83,622	98,905
17307GRU4	114,325	-	114,325	112,699	(1,625)	112,699	157,144
362290AC2	316,883	-	316,883	225,907	(90,976)	225,907	322,987
59020UW43	214,183	-	214,183	182,719	(31,463)	182,719	200,181
65535VRK6	716,497	-	716,497	699,498	(16,998)	699,498	646,333
75115DAH8	6,842	-	6,842	6,564	(279)	6,564	6,397
76112BUE8	181,578	-	181,578	148,845	(32,733)	148,845	129,998
79548KXQ6	187,063	-	187,063	182,973	(4,090)	182,973	137,728
92926UAC5	136,220	-	136,220	130,734	(5,486)	130,734	130,957
23332UBW3	46,195	-	46,195	32,143	(14,052)	32,143	24,852
12669GWN7	889,281	-	889,281	871,126	(18,155)	871,126	863,235
32051DCK6	88,205	-	88,205	86,848	(1,358)	86,848	89,678
362334CN2	14,634	-	14,634	11,177	(3,457)	11,177	13,996
466247K93	7,584	-	7,584	6,335	(1,249)	6,335	7,318
57645LAA2	18,017,521	-	18,017,521	13,868,050	(4,149,471)	13,868,050	18,607,055
Totals	$24,799,788	$-	$24,799,788	$20,197,344	$(4,602,443)	$20,197,344	$24,683,947

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
24763LFY1	$182,113	$-	$182,113	$160,832	$(21,281)	$160,832	$200,613
05535DAN4	1,930,918	-	1,930,918	1,855,207	(75,711)	1,855,207	1,598,238
07384YPP5	187,700	-	187,700	39,691	(148,009)	39,691	71,760
17307GRU4	164,558	-	164,558	133,524	(31,034)	133,524	229,670
18974BAN9	134,619	-	134,619	125,398	(9,221)	125,398	126,170
65535VRK6	797,949	-	797,949	712,007	(85,942)	712,007	774,700
79548KXQ6	207,254	-	207,254	192,282	(14,972)	192,282	113,588
85554NAG5	194,730	-	194,730	158,214	(36,515)	158,214	187,575
12669FXR9	117,999	-	117,999	114,307	(3,692)	114,307	101,165
23332UBW3	74,561	-	74,561	47,819	(26,742)	47,819	35,659
Totals	$3,992,400	$-	$3,992,400	$3,539,281	$(453,119)	$3,539,281	$3,439,138

99

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667F2A2	$642,800	$-	$642,800	$484,346	$(158,455)	$484,346	$68,241
32053LAA0	47,447	-	47,447	40,280	(7,167)	40,280	47,846
761118FM5	2,843,393	-	2,843,393	2,789,133	(54,260)	2,789,133	2,918,992
79548KXQ6	297,379	-	297,379	277,239	(20,140)	277,239	60,979
23332UBW3	78,084	-	78,084	76,934	(1,151)	76,934	43,636
576433H33	1,579,401	-	1,579,401	1,448,247	(131,155)	1,448,247	1,448,863
12669GWN7	1,037,688	-	1,037,688	957,205	(80,484)	957,205	936,853
17309FAE8	161,243	-	161,243	129,536	(31,707)	129,536	159,357
36298XAA0	10,097,887	-	10,097,887	8,887,246	(1,210,641)	8,887,246	8,841,272
92990GAE3	86,314	-	86,314	85,680	(634)	85,680	87,117
US74951PBV94	37,392	-	37,392	16,087	(21,305)	16,087	26,602
Totals	$16,909,029	$-	$16,909,029	$15,191,932	$(1,717,097)	$15,191,932	$14,639,756

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$4,942	$-	$4,942	$4,899	$(42)	$4,899	$4,344
18974BAN9	143,913	-	143,913	143,911	(2)	143,911	141,999
761118FM5	3,338,972	-	3,338,972	3,276,460	(62,512)	3,276,460	3,468,889
79548KXQ6	335,309	-	335,309	321,864	(13,445)	321,864	218,663
55274SAM3	114,173	-	114,173	79,608	(34,565)	79,608	119,029
57643QAE5	3,042,722	-	3,042,722	2,360,287	(682,436)	2,360,287	3,180,695
Totals	$6,980,030	$-	$6,980,030	$6,187,029	$(793,001)	$6,187,029	$7,133,620

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$5,275	$-	$5,275	$4,933	$(341)	$4,933	$4,989
65106FAG7	232,843	-	232,843	215,726	(17,118)	215,726	6,316
18974BAA7	285,889	-	285,889	270,801	(15,088)	270,801	278,616
18974BAN9	149,774	-	149,774	139,333	(10,441)	139,333	148,234
22541QQR6	1,569	-	1,569	-	(1,569)	-	1
32051GCF0	22,786	-	22,786	(6,720)	(29,507)	(6,720)	17,553
761118FM5	3,259,303	-	3,259,303	3,218,368	(40,935)	3,218,368	3,244,154
17309FAE8	200,512	-	200,512	200,501	(11)	200,501	208,828
466247UG6	467,713	-	467,713	452,359	(15,354)	452,359	459,812
57643QAE5	3,114,325	-	3,114,325	3,109,376	(4,949)	3,109,376	3,256,107
US74951PBV94	51,011	-	51,011	29,960	(21,051)	29,960	58,411
Totals	$7,791,000	$-	$7,791,000	$7,634,637	$(156,362)	$7,634,637	$7,683,021

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$205,885	$-	$205,885	$17,668	$(188,218)	$17,668	$21,031
18974BAA7	306,428	-	306,428	295,291	(11,137)	295,291	294,986
22541QQR6	28,742	-	28,742	(9,704)	(38,446)	(9,704)	1
32051GCF0	32,493	-	32,493	20,481	(12,012)	20,481	20,063
17309FAE8	203,743	-	203,743	202,326	(1,417)	202,326	201,875
57643QAE5	3,657,695	-	3,657,695	3,177,611	(480,084)	3,177,611	3,365,017
92990GAE3	115,186	-	115,186	111,886	(3,300)	111,886	111,541
Totals	$4,550,173	$-	$4,550,173	$3,815,559	$(734,614)	$3,815,559	$4,014,514

100

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$3,454,425	$-	$3,454,425	$3,141,048	$(313,377)	$3,141,048	$3,134,409
07384YPP5	321,829	-	321,829	148,884	(172,945)	148,884	132,968
07386HCP4	2,164	-	2,164	(6,255)	(8,418)	(6,255)	320
76110H4M8	1,715	-	1,715	(3,719)	(5,434)	(3,719)	641
79548KXQ6	423,086	-	423,086	383,222	(39,864)	383,222	292,015
939336Z48	117,607	-	117,607	-	(117,607)	-	126,945
Totals	$4,320,826	$-	$4,320,826	$3,663,181	$(657,645)	$3,663,181	$3,687,297

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UW43	$337,732	$-	$337,732	$271,686	$(66,046)	$271,686	$354,508
76110H4M8	6,848	-	6,848	1,969	(4,879)	1,969	1,713
863579DV7	289,655	-	289,655	5,567	(284,089)	5,567	30,531
Totals	$634,235	$-	$634,235	$279,221	$(355,014)	$279,221	$386,752

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$43,711	$-	$43,711	$2,334	$(41,377)	$2,334	$1,609
79548KXQ6	520,764	-	520,764	476,293	(44,471)	476,293	365,994
45660NZY4	81,215	-	81,215	9,554	(71,661)	9,554	80,891
Totals	$645,690	$-	$645,690	$488,181	$(157,509)	$488,181	$448,494

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	$2,886,563	$-	$2,886,563	$1,464,907	$(1,421,656)	$1,464,907	$1,481,241
03927RAB0	910,639	-	910,639	363,543	(547,096)	363,543	362,176
07386HCP4	7,995	-	7,995	1,386	(6,609)	1,386	2,673
12669GMS7	25,101	-	25,101	21,923	(3,177)	21,923	21,921
22541QQR6	21,202	-	21,202	12,504	(8,698)	12,504	16,106
2254W0NK7	97,695	-	97,695	94,495	(3,200)	94,495	139,833
86359ACG6	318	-	318	-	(318)	-	2
Totals	$3,949,513	$-	$3,949,513	$1,958,759	$(1,990,754)	$1,958,759	$2,023,952

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	$42,273	$-	$42,273	$41,434	$(839)	$41,434	$41,095
22541NMB2	11,869	-	11,869	11,634	(234)	11,634	11,535
22541SSD1	12,232	-	12,232	20	(12,213)	20	5,978
52108MDP5	3,497,947	-	3,497,947	-	(3,497,947)	-	1,925,413
55274SAM3	167,196	-	167,196	153,991	(13,206)	153,991	179,429
76110W4J2	1,131	-	1,131	229	(902)	229	556
88157QAL2	686,945	-	686,945	660,921	(26,024)	660,921	2,125,943
89789KAC9	16,949	-	16,949	8,714	(8,235)	8,714	357,735
Totals	$4,436,542	$-	$4,436,542	$876,942	$(3,559,600)	$876,942	$4,647,683

101

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$4,413	$-	$4,413	$2,326	$(2,087)	$2,326	$4,073
86358RLG0	3,485	-	3,485	2,670	(815)	2,670	30,171
86359ACG6	16,324	-	16,324	2	(16,322)	2	2
88157QAL2	774,182	-	774,182	675,599	(98,583)	675,599	1,947,675
89789KAC9	17,294	-	17,294	8,920	(8,374)	8,920	356,047
77277LAF4	22,514,590	-	22,514,590	22,167,493	(347,097)	22,167,493	34,318,674
77277LAH0	1,135,088	-	1,135,088	1,118,159	(16,929)	1,118,159	2,738,435
77277LAJ6	16,073,175	-	16,073,175	15,833,787	(239,388)	15,833,787	21,595,653
Totals	$40,538,551	$-	$40,538,551	$39,808,956	$(729,595)	$39,808,956	$60,990,732

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,894	$-	$274,894	$44,730	$(230,163)	$44,730	$152,777
22541QJR4	11,175	-	11,175	54	(11,122)	54	6,866
32051DCK6	182,177	-	182,177	160,728	(21,449)	160,728	179,180
55274SAM3	225,790	-	225,790	209,839	(15,951)	209,839	218,832
86358RA23	1,326,199	-	1,326,199	1,253,636	(72,563)	1,253,636	1,289,099
86359ACG6	6,287	-	6,287	49	(6,239)	49	2
US77277LAF40	22,537,014	-	22,537,014	22,514,590	(22,424)	22,514,590	31,699,907
US77277LAH06	1,136,182	-	1,136,182	1,135,088	(1,094)	1,135,088	2,662,526
US77277LAJ61	16,088,661	-	16,088,661	16,073,175	(15,486)	16,073,175	19,947,746
Totals	$41,788,380	$-	$41,788,380	$41,391,889	$(396,491)	$41,391,889	$56,156,936

102

PART C

OTHER INFORMATION

Item 26.                                      Exhibits

Exhibit (a)                                       Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account — Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)                                       Not Applicable

Exhibit (c)                                        i.                          Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

ii.                       Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

iii.                    Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (d)                                       i.                          Form of Flexible Premium Adjustable Variable Life Insurance Policy — Incorporated by reference to Initial Registration Statement File No. 333-49457 filed April 6, 1998

ii.                       Form of Accelerated Death Benefit Rider — Incorporated by reference to Initial Registration Statement File No. 333-50410 filed November 21, 2000

iii.                    Form of Disability Benefit Rider (DBVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

iv.                   Form of Guaranteed Insurability Rider (GIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

v.                        Form of Other Insured Rider (OIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

vi.                     Form of Substitute of Insured Rider (SIVL-98) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

vii.                 Form of Waiver of Monthly Charges Rider (WMVL-98M) — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-49475 filed February 24, 2004

Exhibit (e)                                        Form of Individual and Survivorship Life Insurance Application (rev 8/07) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

Exhibit (f)                                         i.                          Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

ii.                       By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)                                        Reinsurance Contracts

i.                            American United Life Insurance Company

a.              Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004, February 29, 2004, April 10, 2006 and September 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

ii.                         General & Cologne Life RE

a.              Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 19, 2002, February 29, 2004, March 1, 2004, September 1, 2006, January 1, 2009, August 1, 2009 and August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments effective January 1, 2012 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

•        Amendment effective September 1, 1998, May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

•        Amendments effective August 1, 2018, October 1, 2018, and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

iii.                      Lincoln National Life Insurance Company

a.              Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6 (File No. 333-49457) filed April 25, 2012

•        Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, March 1, 2004, November 30, 2005, July 1, 2006, September 1, 2006, October 1, 2007, January 1, 2009, August 1, 2009, July 31, 2011 and August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments effective September 1, 1998 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-49457 filed April 23, 2013

•        Amendment effective January 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•        Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

•   Amendments effective August 1, 2018, October 1, 2018 and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

iv.                     Munich American Reassurance Company

a.              Automatic and Facultative YRT Agreement effective September 1, 1998 (C.M. Life Insurance Company and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, February 29, 2004 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•        Amendment dated August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•        Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•        Amendments effective September 1, 1998 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•        Amendment effective September 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•        Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

•        Amendments effective October 1, 2018 and August 1, 2019 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

•   Amendment effective August 1, 2018 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

v.                        RGA Reinsurance Company

a.              Automatic YRT Agreement effective September 1, 1998 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, August 3, 2000, June 15, 2001, June 15, 2001, July 1, 2001, February 29, 2004 and March 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 2006 and January 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•        Amendments effective August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-150916 filed April 26, 2011

•        Amendments effective August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-150916 filed April 25, 2012

•        Amendments effective January 1, 2012 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-150916 filed April 23, 2013

•        Amendment effective September 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•        Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

•        Amendment effective August 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

•        Amendments effective September 1, 1998, October 1, 2018 and August 1, 2019 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-150916 filed on or about April 28, 2020

•   Amendment effective August 1, 2018 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

vi.                     Security Life of Denver (SLD)

a.              Automatic YRT Agreement dated September 1, 1998 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendments dated September 1, 1998, September 1, 1998, September 1, 1998, January 1, 1999, January 1, 1999, September 1, 1999, June 15, 2001, June 15, 2001, July 1, 2001, November 20, 2003, March 1, 2004 and November 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-49457 filed April 25, 2012

•        Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-6 File No. 333-50410 filed April 25, 2012

•        Amendments dated June 20, 2005, September 1, 2006, January 1, 2009 and August 1, 2009 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-6 File No. 333-50410 filed April 26, 2011

•        Amendments effective January 1, 2012 and July 30, 2012 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6 File No. 333-50410 filed April 24, 2013

•        Amendment effective September 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

•        Amendment effective May 1, 2012 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

•   Amendment effective August 1, 2018 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

Exhibit (h)                                       i.                            Participation, Selling, Servicing Agreements:

a.              AIM Funds (Invesco Funds)

1.              Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Amendment No. 1 effective as of July 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

2.                Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

•             Amendment No. 1 to Financial Support Agreement — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-229670 filed July 2, 2020

3.                Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

b.              American Century Funds

1.              Shareholder Services Agreement dated as of May 14, 1998 (American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•             Amendments Nos. 1 (MML Bay State Life Insurance Company becomes a party to the Agreement), 2, 3 and 4 dated and effective as of May 1, 1999, September 1, 1999, January 1, 2000 and August 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment No. 5 effective as of November 1, 2008 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-50410 filed April 28, 2009

•             Amendment No. 6 effective as of March 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-22557 filed April 25, 2012

•             Amendment No. 7 effective July 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

•             Amendment No. 8 effective October 16, 2020 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

c.               American Funds® Funds

1.              Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•             Amendment No. 2 dated as of May 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment No. 3 dated as of April 30, 2010 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•             Amendments No. 4 and No. 5 dated as of November 18, 2020 — Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement File No. 333-50410 filed on or about April 27, 2021

•                  Business Agreement dated March 7, 2003 (Massachusetts Mutual Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•             First amendment effective May 1, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

•             Second amendment dated as of September 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed April 28, 2015

d.              DWS Funds

1.              Participation Agreement made as of September 1, 1999 (BT Insurance Funds Trust, Bankers Trust Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

•             Amendments No. 1 and 2 dated February 1, 2000 and January 16, 2001 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

•             Amendments Nos. 3, 4, 5, and 6 dated April 24, 2001, July 8, 2003, August 1, 2004 and October 1, 2006 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment No. 7 dated July 12, 2010 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

e.               Fidelity® Funds

1.              Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

•             First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017 — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

•             Amendment dated January 21, 2019 to Schedule A to the Amended and Restated Participation Agreement dated May 22, 2017, as amended — Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019

•             Amendments dated October 1, 2020 and March 1, 2021 to Schedule A of the Amended and Restated Participation Agreement dated May 22, 2017 — Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed on or about April 27, 2021

2.              Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

3.              Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC) — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             First Amendment dated October 1, 2008 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             Second Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

4.              Service Agreement dated October 1, 1999 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             Amendment dated May 22, 2017 — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

•             Second Amendment dated December 13, 2017 — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018

•             Third Amendment dated as of January 1, 2021 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed on or about April 27, 2021

f.                Franklin Templeton Funds

1.              Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

•             Amendment effective April 15, 2001 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

•             Amendments Nos. 2 and 3 effective May 1, 2003 and June 5, 2007 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment No. 4 dated October 25, 2010 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•             Addendum to Participation Agreement (and MML Distributors, LLC) effective as of March 20, 2012 — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-50410 filed April 24, 2013

•             Amendment effective as of January 15, 2013 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-50410 filed April 28, 2014

•             Amendment No. 6 executed as of August 6, 2014 — Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-50410 filed April 28, 2015

•             Amendment No. 7 dated October 14, 2016 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•             Amendment No. 8 dated October 1, 2020 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

2.              Administrative Services Agreement dated May 2, 2002 (Franklin Templeton Services, LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•             Amendment No. 1 dated August 10, 2005 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•             Amendment No. 2 dated December 28, 2007 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•             Amendment No. 3 dated October 14, 2016 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

•             Amendment No. 4 dated September 8, 2020 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

g.               Goldman Sachs Funds

1.              Participation Agreement dated October 23, 1998 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-65887 filed April 24, 2013

•             Amendment effective November 1, 1999 and Amendments Nos. 2, 3 and 4 effective May 1, 2000, April 15, 2001 and May 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on File No. 333-50410 filed April 25, 2008

•             Amendment No. 5 effective April 6, 2011 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on File No. 333-65887 filed April 25, 2012

•             Amendment No. 6 dated October 1, 2016 — Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-65887 filed April 26, 2017

•             Amendment No. 7 dated October 14, 2020 — Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on File No. 333-215823 filed on or about April 27, 2021

h.              Janus Aspen Funds (Institutional)

1.              Participation Agreement dated August 30, 1999 (Janus Aspen Series and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-65887 filed April 26, 2011

•             Amendment effective April 15, 2001 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment dated and effective May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-65887 filed April 25, 2012

i.                  Janus Aspen Funds (Service)

•     1.            Participation Agreement dated March 14, 2002 (Massachusetts Mutual Life Insurance Company and Janus Aspen Series) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

•             Amendments Nos. 1 and 2 effective April 1, 2003 and August 1, 2004 — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 27, 2011

•             Amendment No. 3 effective May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-50410 filed April 25, 2012

•                           Distribution and Shareholder Services Agreement dated as of March 14, 2002 (Janus Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-50410 filed April 26, 2011

j.                 MFS® Funds

1.              Amended and Restated Participation Agreement dated October 1, 2016 (MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, MFS®  Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

•             First Amendment dated October 1, 2020 to the Amended and Restated Participation Agreement dated October 1, 2016 — Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed on or about April 27, 2021

2.              Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

k.              MML Funds

1.              Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

•             First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•             Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

•             Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

•             Sixth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•             Seventh Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

•              Eighth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

l.                  MML II Funds

1.              Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

•             First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

•             Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

•             Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

•             Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•             Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

•             Eighth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

•             Ninth Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

•            Tenth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

m.              T. Rowe Price Funds

1.              Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333- 22557 filed April 25, 2012

•             Amendments effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), May 1, 2006, and January 7, 2008 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

•             Amendment effective March 21, 2013 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-22557 filed April 24, 2013

•             Amendment effective September 1, 2016 — Incorporated by reference to Post-Effective Amendment No.  23 to Registration Statement File No. 333-22557 filed April 26, 2017

•             Amendment dated November 11, 2020 — Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed on or about April 27, 2021

•                Variable Insurance Funds NSCC Services Supplement to the Participation Agreement dated December 4, 2020 — Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed on or about April 27, 2021

ii.                         Shareholder Information Agreements (Rule 22c-2 Agreements)

a.              AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•                 AIM Amendment No. 1 — Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020

b.              American Century Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

c.               American Funds Service Company (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective October 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•                  Amendment No. 1 dated August 22, 2008 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

d.              DWS Scudder Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

e.               Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

f.                Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

g.               Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

h.              Janus Aspen Series effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

i.                  MFS® Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

j.                 MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

k.              MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

l.                T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

•                  Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) — Incorporated by reference to Post-Effective Amendment No.  23 to Registration Statement File No. 333-22557 filed April 26, 2017

•                  Amendment dated November 11, 2020 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed on or about April 27, 2021

Exhibit (i)                                           Not Applicable

Exhibit (j)                                          Not Applicable

Exhibit (k)                                       Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-49475 filed April 28, 2010

Exhibit (l)                                           Not Applicable

Exhibit (m)                                   Not Applicable

Exhibit (n)                                       i.                            Auditor Consents:

•                  Separate Account Financial Statements *

•                  Company Financial Statements *

ii.                           Powers of Attorney for:

•                  Roger W. Crandall

•                  Karen H. Bechtel

•                  Mark T. Bertolini

•                  Kathleen A. Corbet

•                  James H. DeGraffenreidt, Jr.

•                  Isabel D. Goren

•                  Jeffrey H. Leiden

•                  Sean Newth

•                  Laura J. Sen

•                  William T. Spitz

•                  H. Todd Stitzer

•                  Elizabeth A. Ward

— Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

iii.                           Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 — Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (o)                                       Not Applicable

Exhibit (p)                                       Not Applicable

Exhibit (q)                                       SEC Procedures Memorandum dated April 19, 2021, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment 18 to Registration Statement File No. 333-150916 filed on or about April 27, 2021

*                 filed herewith

Item 27.                                      Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman	Kathleen A. Corbet, Director	Karen Bechtel, Director
1295 State Street B101	49 Cross Ridge Road	100 South Point Drive, Apt 3604
Springfield, MA 01111	New Canaan, CT 06840	Miami, FL 33139

Mark T. Bertolini, Director	James H. DeGraffenreidt, Jr., Director	Isabella D. Goren, Director
2472 Broadway #216	1340 Smith Avenue, Suite 200	8030 Acoma Lane
New York, NY 10025	Baltimore, MD 21209	Dallas, TX 75252

Jeffrey M. Leiden, Director	Laura J. Sen, Director	William T. Spitz, Director
3 Commonwealth Avenue #2	95 Pembroke Street, Unit 1	16 Wynstone
Boston, MA 02116	Boston, MA 02118	Nashville, TN 37215

H. Todd Stitzer, Lead Director
1312 Casey Key Road
Nokomis, FL 34275

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer	M. Timothy Corbett, Chief Investment Officer
1295 State Street B101	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Todd G. Picken, Treasurer	Pia Flanagan, Chief of Staff to the CEO
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Head of Human Resources & Strategic Communications 1295 State Street Springfield, MA 01111

Elizabeth A. Ward, Chief Financial Officer and Chief Actuary	Gareth F. Ross, Head of Digital and Customer Experience
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Michael Fanning, Head of MassMutual U.S.	Geoffrey Craddock, Chief Risk Officer
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Sean Newth, Corporate Controller	Akintokunbo Akinbajo, Corporate Secretary
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Item 28.           Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated by reference to Item 29 on Form N-4 in Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684, filed on or about April 27, 2021.

Item 29.           Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.           Principal Underwriters

(a)         MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)         MMLIS and MSD are the principal underwriters for this policy. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Director, Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Brian Foley	Vice President	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd. Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, Ill	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Registration Manager	*

Anthony Frogameni	Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

David Cove	Regional Vice President	*

Sean Murphy	Regional Vice President	Los Angeles, California

Michelle Pedigo	Regional Vice President	*

*              1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Dominic Blue	Director, Chairman of the Board	*

Matthew Digangi	Director, Chief Executive Officer and President	100 Bright Meadow Boulevard Enfield, CT 06082-1981

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Elizabeth Ward	Director	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	*

James P. Puhala	Vice President and Chief Compliance Officer	*

Vincent Baggetta	Chief Risk Officer	*

Kelly Pirrotta	AML Compliance Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Mario Morton	Registration Manager	*

Paul LaPiana	Vice President	*

Lisa Todd	Vice President	*

*     1295 State Street, Springfield, MA 01111-0001

(c)          Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.                                      Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.                                      Management Services

Not Applicable

Item 33.                                      Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Variable Universal Life (“VUL”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 (Securities Act) and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 26 to Registration Statement No. 333-49475 to be signed on its behalf by the undersigned, duly authorized, in the town of Ellington, and the State of Connecticut on this 26th day of April, 2021.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By	ROGER W. CRANDALL*
Roger W. Crandall
President and Chief Executive Officer (principal executive officer)
Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 26 to Registration Statement No. 333-49475 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 26, 2021
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 26, 2021
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	April 26, 2021
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 26, 2021
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 26, 2021
Karen H. Betchel

KATHLEEN A. CORBET *	Director	April 26, 2021
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 26, 2021
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 26, 2021
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 26, 2021
Jeffrey M. Leiden

LAURA J. SEN *	Director	April 26, 2021
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 26, 2021
William T. Spitz

H. TODD STITZER *	Director	April 26, 2021
H. Todd Stitzer

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 26.	Exhibit n	i.	Auditor Consents
			•	Separate Account Financial Statements
			•	Company Financial Statements